                                                                   Exhibit 10.4

                                   SUBLEASE

     THIS SUBLEASE is made as of June 14, 1996 (the "Effective Date"), by and between TIBCO Inc., a Delaware corporation with an address at 530 Lytton Avenue, Palo Alto, California ("Sublessor") and Artemis Research, a California corporation, with an address at 275 Alma Street, Palo Alto, California ("Sublessee").

     WHEREAS, Sublessor is the subtenant under a certain Sublease from Digital Equipment Corporation ("DEC") dated February 17, 1995 ("Prime Sublease"), a copy of which is attached hereto as Exhibit A; and

     WHEREAS, DEC is the tenant under a certain Original Lease from Richard R. Kelley, Jr. ("Landlord") executed September 18, 1990, a copy of which is attached hereto as Exhibit B, as amended by First Amendment to Lease dated January 18, 1991 ("First Amendment"), a copy of which is attached hereto as Exhibit C, and Second Amendment to Lease dated June 1, 1991 ("Second Amendment"), a copy of which is attached hereto as Exhibit D (such Original Lease, as amended by the First Amendment and the Second Amendment is referred to hereafter as the "Prime Lease"); and

     WHEREAS, the premises leased under the Prime Lease and subleased under the Prime Sublease are the land, with the building and improvements thereon at 305 Lytton Avenue, Palo Alto, California, 94301, which premises are more particularly described in Article I of the Prime Lease as the "Demised Premises" and are shown on Exhibit E; and

     WHEREAS, Sublessee wishes to sublease from Sublessor the entire Demised Premises, consisting of a certain parcel of land more particularly described in Exhibit C of the Prime Lease (the "Land"), the building (the "Building") on the Land, containing approximately 11,102 square feet, and the parking spaces and other improvements on the Land (collectively, the "Sublet Premises"), and Sublessor is willing to sublet the Sublet Premises to Sublessee;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Demise. Sublessor hereby subleases the Sublet Premises to Sublessee and
         ------
Sublessee hereby sublets the Sublet Premises from Sublessor subject to the terms and conditions hereinafter stated.

     2.  Term. The term of this Sublease (the "Sublease Term") shall be
         -----
approximately six (6) years, commencing on August 1, 1996 or when DEC consents to this Sublease, whichever occurs last (the "Commencement Date"), and shall end September 15, 2002 (the "Termination Date"), unless terminated earlier in accordance with the provisions of this Sublease. In the event the Sublease Term commences on a date later than August 1, 1996, Sublessor and Sublessee shall execute a memorandum setting forth the actual Commencement Date. Sublessor agrees to use best efforts to make a portion of the Sublet Premises available to Sublessee prior to the Commencement Date. In the event any such portion becomes available prior to the Commencement Date, upon approval by DEC and delivery of such portion of the premises as are available to Sublessee, Sublessee shall pay that portion of the rent attributable to such portion of the Sublet Premises for such time until the Commencement Date and shall occupy said portion under all other terms and conditions of this Sublease. The rent payment for such early occupancy shall not become due and payable unless and until Sublessor delivers the entire Sublet Premises and the Bryant Street Premises (as defined below) to Sublessee.

        3.   Delivery of Sublet Premises.
             ---------------------------

             a. Sublessee expressly acknowledges that it has inspected the Sublet Premises and is fully familiar with the physical conditions thereof, and agrees to accept possession of the Sublet Premises in its "as is" condition. Sublessee acknowledges that, except as expressly provided in this Sublease, Sublessor has made no representations or warranties regarding the Sublet Premises and that it has relied on no such representations or warranties in accepting the Sublet Premises. Sublessee acknowledges that Sublessor shall have no obligation to do any work in or to the Sublet Premises or incur any expense in connection therewith, in order to make them suitable and/or ready for occupancy and use by Sublessee. Sublessee shall have the right to utilize the telecommunications equipment (the "Telecommunications Equipment") described in Exhibit E to the Prime Sublease, subject to the terms of this Sublease.

             b. Concurrently herewith, Sublessor and Sublessee are entering into a Sublease of premises located at 335 Bryant Street, Palo Alto, California (the "Bryant Street Premises") on terms and conditions similar to that of this Sublease. Sublessee's obligations under this Sublease are conditioned upon Sublessor delivering both the Sublet Premises and the Bryant Street Premises to Sublessee on or before August 1, 1996 (which date may be extended only in Sublessee's discretion). If Sublessor fails to deliver either the Sublet Premises or the Bryant Street Premises to Sublessee on or before August 1, 1996, then Sublessee shall be entitled to terminate this Sublease by written notice to Sublessor at any time after August 1, 1996 and before both the Sublet Premises and the Bryant Street Premises are delivered to Sublessee. Such termination shall effect the simultaneous termination of the sublease of the Bryant Street Premises and shall serve to discharge and release both parties from any further liability to each other.

         4.  Rent.
             -----

             a.  Base Rent. Sublessee shall pay to Sublessor base rent ("Base
                 ---------
   Rent") without offset, deduction or demand in the following amounts, commencing on the Commencement Date and continuing on the first day of every month thereafter; provided, however, that the first month's rent shall be due and payable upon execution of this Sublease:

                Term                                         Rent/Month
                ----                                         ----------
                Commencement Date - January 31, 1997         $29,087.24
                February 1, 1997 - January 31, 1999          $30,197.44
                February 1, 1999 - January 31, 2000          $32,195.80
                February 1, 2000 - January 31, 2001          $32,750.90
                February 1, 2001 - January 31, 2002          $33,306.00
                February 1, 2002 - September 15, 2002        $34,416.20

Base Rent shall be apportioned for any partial calendar month occurring at the beginning or end of the Sublease Term.

        All payments hereunder shall be made at the following address:

             TIBCO Inc.
             530 Lytton Avenue
             Palo Alto, CA 94301
             Attn: Accounting Department

        or such other address as Sublessor may from time to time designate by written notice to Sublessee. Sublessor agrees to use its best efforts to for ward to Sublessee on a monthly basis evidence of its payment of all rents and Operating Expenses due under the Prime Sublease.

             b.  Operating Expenses. Sublessee shall pay to Sublessor all
                 ------------------
   Operating Expenses as defined and required to be paid by Sublessor under paragraph 4.b of the Prime Sublease. Payment shall be made as and when payable by Sublessor to DEC. Sublessor shall promptly forward to Sublessee a copy of all statements showing Operating Expenses which Sublessor receives from DEC, including, without limitation, statements for the year just ended and statements of estimates for the current year. Sublessee shall have the right, through Sublessor, to inspect, audit and examine the records pertaining to Operating Expenses in accordance with the provisions of Paragraph 3 of Article V of the Prime Lease.

        All sums which Sublessee agrees to pay under this Sublease other than Base Rent, or which Sublessor pays or incurs as a result of a default by Sublessee which constitutes an Event of Default as defined in the Prime Sublease, including without limitation interest at the Default Rate of Interest as defined in Section 13 of the Prime Sublease and the early termination penalty, if applicable, due under Section 10 below, shall be included within the term "Additional Rent" whether or not expressly so identified. As used in this Sublease, the term "Rent" shall mean collectively Base Rent and Additional Rent.

        5.  Utilities. Sublessee shall make its own arrangements with the
            ---------
   applicable utility companies for the provision of all utilities and services as set forth in Section 5 of the Prime Sublease.

        6.  Security Deposit. Upon the later of the execution of this Sublease
            ----------------
   and the receipt of DEC's written consent to this Sublease, Sublessee shall deposit with Sublessor a security deposit in the amount of $34,416.20 (the "Security Deposit"). If Sublessee fails to pay Rent when due under this Sublease, which failure continues beyond any applicable cure period, Sublessor may apply all or any portion of the Security Deposit for the payment of any such Rent then due hereunder and unpaid beyond any applicable cure period. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after receipt of written demand by Sublessor, restore the Security Deposit to the full amount originally required, and Sublessee's failure to do so shall constitute a default under this Sublease. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or

   Sublessee has vacated the Premises, whichever shall occur last, the Security Deposit, or so much thereof as had not heretofore been applied by Sublessor in accordance with Sublessor's rights hereunder, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

        7.  Use. Sublessee shall be entitled to use and occupy the Sublet
            ----
   Premises, to the extent permitted by law, for the purpose of general office use and for no other use or purpose (the "Permitted Uses").

        8.  Assignment and Subletting. Sublessee shall not assign, transfer,
            -------------------------
   mortgage or pledge this Sublease, or further sublet all or any part of the Sublet Premises, or enter into any other license or occupancy arrangement, whether voluntary or involuntary or by operation of law (collectively a "Transfer") without the prior written consent of Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed, and the prior written consent of DEC, subject to the requirements of the Master Lease.

       No Transfer, nor any collection of rent by Sublessor from any person or entity other than Sublessee, shall relieve Sublessee of its obligations to fully observe and perform the terms, covenants, and conditions hereof. No consent by Sublessor or DEC in a particular instance shall be deemed a waiver of the obligation to obtain Sublessor's and/or DEC's consent in another instance. Sublessee shall pay to Sublessor as received any excess of amounts received pursuant to an assignment, subletting, license or other occupancy arrangement in excess of the Rent due hereunder. For purposes of this Sublease, the transfer of a majority ownership interest in Sublessee shall be deemed a Transfer.

         9.  Prime Sublease.
             --------------

             a.  Incorporation of Prime Sublease. Except as otherwise provided
                 -------------------------------
   herein, Sublessor grants to Sublessee, all of Sublessor's rights, benefits and interests with respect to the Sublet Premises, and Sublessee agrees to accept from Sublessor and hereby assumes all of Sublessor's obligations and burdens under the Prime Sublease with respect to the Sublet Premises (including but not limited to Sublessor's obligations and burdens with respect to the Prime Lease), as if all such rights and obligations were set forth herein in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Prime Sublease are contradictory to or inconsistent with terms and conditions hereof, and provided further that those provisions of the Prime Lease which are protective and for the benefit of the Landlord shall in this Sublease be deemed to be protective and for the benefit of Landlord, DEC and Sublessor and those provisions of the Prime Lease which are protective and for the benefit of DEC shall in this Sublease be deemed to be protective and for the benefit of Sublessee. The deletion of certain sections of the Prime Lease from inclusion in the Prime Sublease are set forth in paragraph 11.a. of the Prime Sublease and incorporated herein by this reference. All applicable terms and conditions of the Prime Sublease are incorporated into and made a part of this Sublease as if Sublessor were the Sublandlord thereunder and Sublessee the Subtenant thereunder, except paragraphs 4.a., 14, 15, 21, and 24 are deleted and shall not apply.

             Sublessee represents that it has read and is familiar with the terms of the Prime Lease and the Prime Sublease.

             b.  Performance of Prime Sublease. Sublessee covenants and agrees
                 -----------------------------
   faithfully to observe and perform all of the terms, covenants and conditions of the Prime Sublease on the part of Sublessor to be performed with respect to the Sublet Premises, other than the payment of Rent to DEC which shall be Sublessor's responsibility, and neither to do nor cause to be done, any act or thing which would and might cause the Prime Sublease to be canceled, terminated, forfeited or surrendered, or which would or might make Sublessor liable for any damages, claims or penalties.

              c.  Representation, Covenant, Indemnity.
                  -----------------------------------

             (i) Sublessor hereby represents and warrants to Sublessee that as of the date hereof Sublessor is not in default under the Prime Sublease nor has any event occurred that with the giving of notice or the passage of time would constitute a default by Sublessor under the Prime Sublease, and to Sublessor's knowledge DEC is not in default and no event has occurred that with the giving of notice or the passage of time would constitute a default by DEC under the Prime Sublease or under the Prime Lease.

             (ii) Sublessor covenants and agrees to pay all Rent due under the Prime Sublease as and when due and to perform all other obligations under the Prime Sublease that are not Sublessee's obligations hereunder or are otherwise not performable by Sublessee.

             (iii) Sublessor shall indemnify, defend and hold Sublessee harmless from and against any and all losses, costs, damages and expenses, including reasonable attorneys fees and expenses, incurred by Sublessee as a result of (x) any failure of Sublessor to perform any of its obligations under the Prime Sublease as set forth in Section 9c(ii), or (y) any other default by Sublessor under the Prime Sublease. Sublessor's maximum aggregate liability under this Section 9c(iii) shall not exceed $350,000 and the aforesaid indemnity shall not include special, indirect, incidental or consequential damages (including loss of profits) even if Sublessor has been advised of the possibility of the same.

             d.  Termination. If the Prime Sublease terminates, this Sublease
                 -----------
   shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease; provided, however, that if the Prime Sublease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Prime Sublease, then the defaulting party shall be liable to the nondefaulting party for the costs incurred as a result of such termination. Notwithstanding the foregoing to the contrary, if the Prime Sublease gives Sublessor any right to terminate the Prime Lease in the event of a partial or total damage, destruction or condemnation of the Sublet premises or the building or project of which the Sublet Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach under this Sublease.

             e.  Recognition Agreements. Sublessor shall use reasonably diligent
                 ----------------------
   efforts to obtain from DEC a consent, recognition and attornment agreement in the form of attached Exhibit E or in such other form as is acceptable to Sublessee in its reasonable discretion. In addition, Sublessor shall use reasonably diligent efforts to obtain a recognition and attornment agreement in the form of attached Exhibit F or such other form as is reasonably acceptable to Sublessee executed by the Landlord.

         10.  Option to Terminate. Sublessee shall have the option to terminate
              -------------------
    this Sublease, subject to the following provisions: Sublessee shall exercise the option to terminate this Sublease, if at all, by written notice to Sublessor given not later than October 31, 1998. If Sublessee exercises the option to terminate, then the Sublease shall terminate effective on July 31, 1999; provided that if, and only if, Sublessee has exercised its termination
          --------
    option, Sublessor shall have the right, upon not less than three months prior written notice to Sublessee, to terminate the Sublease effective as of the end of any month after January 31, 1999 and prior to July 31, 1999. In the event that Sublessee exercises its option to terminate the Sublease, Sublessee shall pay to Sublessor an early termination penalty equal to one month's Base Rent (in the amount in effect as of the date of termination) which penalty shall be due and payable on the date three months prior to the effective date of the termination.

         In addition, Sublessee will reimburse Sublessor for fifty percent (50%) of any reasonable brokerage commissions (not in excess of standard commissions for office buildings in Palo Alto) incurred by Sublessor in re-subleasing the Sublet Premises and one hundred percent (100%) of reasonable out-of-pocket expenses incurred by Sublessor for marketing and brochures in connection with such subsequent re-subletting and 100% of reasonable attorneys' fees in connection with such subsequent re-subletting, not to exceed $5,000. Sublessee shall have the right to conduct a search for and attempt to locate a subsequent subtenant provided that such subsequent subtenant shall be subject to the reasonable approval of Sublessor, which consent shall not be unreasonably withheld. Sublessor may, in its sole discretion, direct the retention or retain the services of Bill Reid of Spallino Reid as listing broker for any subsequent sublease.

         11.  Insurance. Sublessee shall maintain insurance in accordance with
              ---------
    the terms of the Prime Sublease. The named insureds shall be Sublessee, Sublessor, DEC, Landlord and Landlord's mortgagees.

         12.  Surrender. Upon the expiration or earlier termination of the
              ---------
    Sublease Term, Sublessee shall surrender the Sublet Premises free and clear of all tenants and occupants, and in good order and condition, reasonable wear and tear and damage by casualty or taking only excepted. All alterations, additions and improvements (other than Sublessee's equipment and property) shall remain part of the Sublet Premises and shall not be removed unless Sublessor has required that such alterations be removed as a condition to Sublessor's consent to the making of such alteration. Sublessee shall repair any damage to the Sublet Premises caused by the removal of its property. Any property of Sublessee not removed at or prior to the expiration or earlier termination of the Sublease Term may be removed and stored or disposed of by Sublessor as it deems appropriate in its sole discretion (provided that in the event of a termination prior to the expiration of the Sublease Term, Sublessee shall have a reasonable period of time to remove such property). Sublessee agrees to reimburse Sublessor for all of Sublessor's costs resulting from such removal and storage or disposition, less any proceeds received by Sublessor as a result of the disposition.

     13.  Notices. All notices relating to this Sublease or the Sublet Premises
          -------
shall be in writing and addressed, if to Sublessee, at the Sublet Premises, or at such other address as Sublessee shall designate in writing, and if to Sublessor, to TIBCO Inc., 530 Lytton Avenue, Palo Alto, California, Attn: Chief Financial Officer, or to such other address as Sublessor shall designate in writing.

     14.  Broker. Upon execution of this Sublease and consent thereto by DEC,
          ------
Sublessor shall be responsible for paying the brokerage commissions due to Spallino Reid and CB Commercial Real Estate Group, Inc. (the "Brokers") in connection with this Sublease. Sublessee and Sublessor each represent and warrant to the other that it has not dealt with any broker or agent in connection with Sublease other than the Brokers and it shall indemnify, defend (with counsel reasonably satisfactory to the indemnified party) and hold the other party hereto harmless from and against all claims, liability, leases, damages, costs and expenses arising from a breach of such representation and warranty. If Spallino Reid is retained by Sublessor as its broker and earns a commission in connection with a subsequent sublease of the Sublet Premises, Spallino Reid agrees to waive its portion of the brokerage commission less reasonable out-of-pocket costs and to pay fifteen percent (15%) of the remaining brokerage commission.

     15.  Consent by DEC. This Sublease shall be of no force or effect unless
          --------------
consented to by DEC.

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed by their duly authorized offices as of the date first written above.

                                    Sublessor:
                                    TIBCO Inc.

                                    Signed:-
                                    Print Name:

                                    Title:

                                    Sublessee:
                                    ARTEMIS RESEARCH

                                    Signed:
                                    Print Name:
                                    Title:

                                   EXHIBIT A
                                   ---------



                                    SUBLEASE

                                    between

                   DIGITAL EQUIPMENT CORPORATION, Sublandlord

                                      and

                  TEKNEKRON SOFTWARE SYSTEMS, INC., Subtenant

                         Dated as of February 17, 1995

                               305 Lytton Avenue

                          Palo Alto, California 94301

                                   SUBLEASE

                 BY DIGITAL EQUIPMENT CORPORATION, Sublandlord

                TO TEKNEKRON SOFTWARE SYSTEMS, INC., SUBTENANT

                        DATED:  AS OF February 17, 1995


                               305 Lytton Avenue
                          Palo Alto, California 94301

                               TABLE OF CONTENTS

1.     Demise                                                               4

2.     Term                                                                 4

3.     Delivery of Sublet Premises                                          4

4.     Rent                                                                 5
       a. Base Rent                                                         5
       b. Additional Rent                                                   5

5.     Utilities                                                            6

6.     Use                                                                  7

7.     Assignment and Subletting                                            8

8.     Insurance                                                            8

9.     Indemnification                                                      9

10.    Maintenance and Services                                             9

11.    Prime Lease                                                         10
       a. Incorporation of Prime Lease                                     10
       b. Performance of Prime Lease                                       10
       c. Consents                                                         11
       d. No Sublandlord Obligation                                        11
       e. Termination                                                      11

12.    Alterations                                                         11

13.  Defaults and Remedies                                             12
14.  Surrender                                                         14
15.  Notices                                                           14
16.  Effect                                                            15
17.  Applicable Law                                                    15
18.  Modification, etc.                                                15
19.  Severability                                                      15
20.  No Waiver                                                         15
21.  Broker                                                            15
22.  Mechanics Liens                                                   15
23.  Confidentiality                                                   15
24.  Abatement                                                         15
25.  Quiet Enjoyment                                                   16
26.  Compliance With Legal Requirements                                16

Exhibits


Exhibit A:  Original Lease

Exhibit B:  First Amendment to Original Lease

Exhibit C:  Second Amendment to Original Lease

Exhibit D:  Plan of Sublet Premises

Exhibit E:  Telecommunications Equipment Inventory

SUBLEASE


     THIS SUBLEASE is made as of the day of February, 1995, by and between Digital Equipment Corporation, a Massachusetts corporation, with an address at 111 Powdermill Road, Maynard, MA, ("Sublandlord") and Teknekron Software Systems, Inc., a Delaware Corporation with an address at 530 Lytton Avenue, Palo Alto, California ("Subtenant").

                                   WITNESSETH

     WHEREAS, Sublandlord is the tenant under a certain Original Lease from Richard R. Kelley, Jr. ("Landlord"), executed September 18, 1990, a copy of which is attached hereto as Exhibit A as amended by First Amendment to Lease dated January 18, 1991 ("First Amendment"), a copy of which is attached hereto as Exhibit "B", and Second Amendment to Lease dated June 1, 1991 ("Second Amendment"), a copy of which is attached hereto as Exhibit "C" (such Original Lease, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the "Prime Lease"). The premises leased to Sublandlord under the Prime Lease are the land, with the building and improvements thereon, at 305 Lytton Avenue, Palo Alto, CA 94301, which premises are more particularly described in Article I of the Prime Lease as the "Demised Premises" and are shown on Exhibit D; and

    WHEREAS, Subtenant wishes to sublease from Sublandlord the leased premises shown on the plan attached hereto as Exhibit D, consisting of a certain parcel of land more particularly described in Exhibit C of the Prime Lease (the "Land"), the building (the "Building") on the Land, containing approximately 11,102 square feet, and the parking spaces and other improvements on the Land (collectively, the "Sublet Premises"), and Sublandlord issuing to sublet the Sublet Premises to Subtenant;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Demise. Sublandlord hereby subleases the Sublet Premises to Subtenant and Subtenant hereby sublets the Sublet Premises from Sublandlord subject to the terms and conditions hereinafter stated.

     2. Term. The term of this Sublease (the "Sublease Term") shall be approximately seven (7) years and seven (7) months, commencing seven (7) days after the mutual execution and delivery of this Sublease (the "Commencement Date") and terminating on the 15th day of September, 2002.

     3. Delivery of Sublet Premises. Subtenant expressly acknowledges that it has inspected the Sublet Premises and is fully familiar with the physical condition thereof, and agrees to accept possession of the Sublet Premises in its "as is" condition. Subtenant acknowledges that Sublandlord has made no representations or warranties regarding the Sublet Premises, and that it has relied on no such representations or warranties in accepting the Sublet Premises. Subtenant acknowledges that Sublandlord shall have no obligation to do any work in or to the Sublet

Premises, or to incur any expense in connection therewith, in order to make them suitable and ready for occupancy and use by Subtenant. Subtenant shall have the light to utilize the telecommunications equipment (the "Telecommunications Equipment") described in Exhibit E, subject to the terms of this Sublease.

    4.  Rent.

    a. Base Rent. Subtenant shall pay to Sublandlord base rent ("Base Rent") without set-off or demand in the following amounts, commencing on the Commencement Date and continuing on the first day of every month thereafter:

              Mos. 1-24:           $29,087.24 per month
              Mos. 25-48:          $30,197.44 per month.
              Mos. 49-60:          $32,195.80 per month.
              Mos. 61-72:          $32,750.90 per month.
              Mos. 73-84:          $33,306.00 per month.
              Mos. 85-92:          $34,416.20 per month.

    Base Rent shall be apportioned for any partial calendar month occurring at the beginning or end of the Sublease Term.

     All payments hereunder shall be made at the following address:

          Digital Equipment Corporation
          305 Rockrimmon Boulevard, South
          Mailstop CX03 -D 12
          Colorado Springs, Colorado 80919-2398
          Attention: Property Development Center, Real Estate Administrator

or such other address as Sublandlord may from time to time designate by written notice to Subtenant.

          b. Operating Expenses. Operating Expenses shall be defined as the sum of (i) Operating Costs, as defined in Article V, Section 1 of the Prime Lease,
(ii) Real Estate Taxes, as defined in Article V, Section 4 of the Prime Lease, and (iii) the costs of Sublandlord's Maintenance Obligations, as defined in Section 10 hereof. If, with respect to any calendar year during the Sublease Term after the Operating Expenses Base Year (which shall be defined as calendar year 1995); the aggregate amount of Operating Expenses exceeds the Operating Expenses for the Operating Expenses Base Year; Tenant shall pay to Landlord, as Additional Rent, the entire amount of such excess. Tenant's obligation under this Section 4(b) shall be prorated for partial calendar years at the beginning or end of the Term.

After the end of each calendar year included in the Sublease Term, Sublandlord shall send Subtenant a statement showing Operating Expenses (i) for the calendar year just ended ("Actual

Expenses"), which statement shall be based in part upon information supplied by Sublandlord, and (ii) an estimate of Operating Expenses for the then-current calendar year ("Estimated Expenses"). Subtenant shall pay Sublandlord on the first day of each month, in advance, as Additional Rent, an amount equal to 1/12th of the amount, if any, by which the Estimated Expenses for the then current calendar year exceed the Operating Expenses for the Operating Expenses Base Year. Such payments shall not bear interest and may be commingled by Sublandlord with any other funds of Sublandlord. If the total amount paid by Subtenant in accordance with (ii) above on account of Operating Expenses for any calendar year during the Sublease Term (i) exceeds the amount due therefor as shown on Sublandlord's statement delivered after the end of such calendar year, such excess shall be credited against the monthly installments of Additional Rent next due (or refunded to Subtenant if the Sublease Term has expired), or
(ii) is less than the amount due therefor as shown on Sublandlord's statement delivered after the end of such calendar year, then Subtenant shall pay the difference to Sublandlord within 30 days after receipt of such statement from Sublandlord. Subtenant's rights and obligations under this Section 4(b) with respect to the last calendar year (or portion thereof) included in the Sublease Term shall survive the expiration or termination of this Sublease.

     All sums which Subtenant agrees to pay under this Sublease other than Base Rent, or which Sublandlord pays or incurs as a result of a default by Subtenant, including without limitation interest at the Default Rate of Interest as defined in Section 13, shall be included within the term "Additional Rent" whether or not expressly so identified. As used in this Sublease, the term "Rent" shall mean collectively Base Rent and Additional Rent.

                                      1.

     5. Utilities. Subtenant shall make its own arrangements with the applicable utility companies for the provision of all utilities and services, including, without limitation, water, sewer, electricity, gas, heating fuels, and telephone service, which are required for the use of the Sublet Premises for the Permitted Uses, and shall pay when due all charges therefor directly to the company which provides such service. If Sublandlord is notified that a lien will be placed upon the Sublet Premises as a result of Subtenant's nonpayment of any such utility charge, then Sublandlord may pay such charges and notify Subtenant thereof, and Subtenant shall pay the same to Sublandlord as Additional Rent with the next installment of Base Rent becoming due. In no event shall Sublandlord be responsible for charges for any utilities or services consumed by Subtenant at the Sublet Premises.

     If, for any reason whatsoever other than a negligent act or omission or a willful act or omission of Subtenant and its officers, directors, employees, contractors, servants or agents, or a default by Subtenant hereunder, any utilities or services which are required for Subtenant's use of the Sublet Premises for the Permitted Uses are interrupted, Tenant shall promptly so notify Sublandlord in writing.

     If resumption of such utilities or services does not occur within sixty
(60) days after the commencement of such interruption, and the lack of such utilities or services continues to materially impair Subtenant's then-current use of the Sublet Premises or a material portion thereof, Subtenant shall have the right to terminate this Sublease at any given time thereafter while such interruption continues by giving to Sublandlord a written notice of termination stating the date on which this Sublease shall terminate.

     If the unavailability of such utilities or services materially impairs Subtenant's then-current use of the Premises or a material portion thereof for a period of more than ten (10) consecutive days, Rent shall be abated proportionately according to the extent to which the Subtenant's use and occupancy of the Sublet Premises are so affected, for the period commencing on the date such utilities or services became unavailable and ending on the date on which such condition is cured or this Sublease terminates, as the case may be.

     Subtenant shall not connect to the Building's electrical system any equipment which operates in excess of the current capacity of such system without Sublandlord's prior written consent.

     6. Use. Subtenant shall continuously use and occupy the Sublet Premises, to the extent permitted by law, for the purpose of general office use (the "Permitted Uses") and for no other use or purpose. Sublandlord makes no representation or warrant as to the necessity of obtaining any license, permit or approval from any federal, state or municipal governmental authority for such uses.

     Subtenant shall not conduct any activity on the Sublet Premises which is not permitted under the Prime Lease, or which causes any noise, odor or vibration to be emitted from the Sublet Premises. Subtenant shall comply with reasonable rules and regulations as the same may be promulgated and modified by Landlord from time to time. Except as specifically provided in Section 26 hereof, Subtenant shall comply with all laws, statutes, ordinances, by-laws, regulations, restrictions, and with the requirements of all governmental approvals, licenses and permits, relating to the Building or the Sublet Premises (collectively, "Legal Requirements"), and with the provisions of all insurance policies from time to time in effect with respect to the Building or the Sublet Premises. In addition, Subtenant shall obtain, keep in force, and comply with all requirements of all governmental approvals, licenses and permits required for Subtenant's specific use of the Sublet Premises.

     Subtenant shall not use, generate, treat, store, or dispose of "Hazardous Substances" (as hereinafter defined) on the Sublet Premises without giving prior written notification to Sublandlord, including the identity and amounts of the Hazardous Substances which Subtenant proposes to use, and receiving prior written consent from Sublandlord, which may be withheld or conditioned in Sublandlord's sole discretion. In all events, Subtenant's use of Hazardous Substances must be in full and complete accordance with all Legal Requirements applicable thereto. Subtenant shall indemnify, save harmless, and defend (with counsel reasonably satisfactory to Sublandlord) Sublandlord, its officers, directors, employees, contractors, servants and agents, from and against all loss, costs, damages, claims proceedings, demands, liabilities, penalties, fines and expenses, including without limitation reasonable attorneys' fees, consultants' fees, litigation costs, and cleanup costs, asserted against or incurred by Sublandlord, its officers, directors, employees, contractors, servants and agents at any time and from time to time resulting from the presence of any Hazardous Substances in or on the Sublet Premises during the Sublease

                                   ARTICLE V
                                   ---------

                     OPERATING COSTS, CAPITAL EXPENDITURES
                     -------------------------------------

                             AND REAL ESTATE TAXES
                             ---------------------

     1.  Operating Costs. During the Term of this Lease, Tenant shall pay to
         ---------------
Landlord, as Additional Rent, certain costs and expenses incurred by Landlord in connection with the operation, repair and maintenance of the Building ("Operating Costs").

         (a) Items Included. The term "Operating Costs" shall include, but not
             --------------
be limited to (i) the Annual Amortization (defined in paragraph 1 (c) (ii) below) of certain capital expenditures, described in paragraph 1(c) (ii) below;
(ii) compensation (including normal and customary vacation time, health benefits, reasonable sick leave and employment taxes) of all persons who perform duties connected with the operation, maintenance and repair of the Building, excluding any executive above the level of building manager; (iii) accounting fees incurred in connection with the determination and allocation of Operating Costs; (iv) a management and overhead fee equal to one and three-quarter (1.75%) per year of Tenant's annual Base Rent hereunder, which shall include all fees for Landlord's direct personnel and office expenses; (v) insurance premiums for the insurance coverage required to be carried by Landlord pursuant to Article XVI, paragraph 1; and (vi) any deductibles under the insurance coverage required to be carried by Landlord pursuant to Article XVI, paragraph 1. The computation of Operating Costs shall be made in accordance with Generally Accepted Accounting Principles.

         (b) Items Excluded. Operating Costs shall not include any costs
             --------------
recoverable under insurance coverage operating Costs shall also exclude, by way of illustration and not limitation, (i) repair and replacement resulting from inferior or deficient workmanship, materials, or equipment in the Building or from the negligent acts or omissions of Landlord; (ii) the cost of the Interior' Improvements, the Shell Improvements or of any additions to the Building; (iii) depreciation, amortization, and interest on and capital retirement of debt; (iv) leasing commissions; (v) repairs or other work of a capital nature (or reimbursed by insurance proceeds, exclusive of reasonable deductibles) occasioned by fire, windstorm or other casualty; (vi) any expenses for repairs or maintenance which are covered by warranties or service contracts (excluding deductibles); (vii) attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants or other occupants of the Building; (viii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants of the Building; (ix) Landlord's cost of services provided to tenants, which services are not standard for the Building and the cost of which is payable directly by such tenants to Landlord; (x) capital expenditures as described in paragraph (c) below (except for Annual Amortization); (xi) structural repairs as described in
Article XI, paragraph 2 below; (xii) expenses in connection with services or other benefits of a type which are not standard for the Building and which are not available to Tenant without specific charge therefor, but which are provided to another tenant or occupant of the Building, whether or not such other tenant or occupant is specifically charged therefor by Landlord; (xiii) costs incurred due to the violation by Landlord of any valid, applicable building code, regulation or law or incurred due to the Building being in violation of any such code, regulation or law; (xiv) amounts paid to affiliates of Landlord for services to the Building, to the extent that such amounts exceed competitive costs for such services rendered by persons or entities of similar skill, competence and experience; (xv) costs of Landlord's general administration (other than as Specifically set forth in this Article V, paragraph 1 (a) (xi);
(xvi) any compensation paid to clerks, attendants or other persons in commercial concessions, if any, operated by Landlord; (xvii) rentals and other related expenses, if any, incurred in leasing air conditioning systems, elevators or other capital equipment, except equipment which is used in conjunction with an energy management system and except for rentals and expenses incurred in emergency leasing of such equipment; (xviii) all items and services for which Tenant or other tenants specifically reimburse Landlord other than through payment of Operating Costs; (xix) costs incurred in installing, operating and maintaining any specialty improvement not normally installed, operated, and maintained in buildings comparable to the Building and not necessary for Landlord's operation, repair, maintenance, and providing of required services for the Building; (xx) costs incurred in advertising and promotional activities for marketing of the Building; and (xxi) when and if any service (such as janitorial service) which is normally provided by Landlord to tenants of the Building is not provided by Landlord pursuant to agreement with Tenant in the Demised Premises under the specific terms of this Lease, then in determining Operating Costs for Tenant, the cost of that service shall be excluded. Further, if any facilities, services or utilities for the operation, repair and maintenance of the Building are provided from another building or other buildings owned or operated by Landlord, or for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord are provided from the Building, the net costs, charges and expenses therefor shall be allocated by Landlord among the Building and the other building or buildings on a fair and equitable basis.

         (c)  Capital Expenditures.
              --------------------

       (i) For purposes of this Lease, "capital expenditure" shall mean the acquisition of a prior nonexisting asset or the replacement of a pre-existing asset not acquired in the ordinary course of business and not characterized as an operating cost or expense within generally accepted accounting principles, provided that the acquired asset must enhance the value of the real estate over its useful life, be permanently affixed to the real estate and excludes all personalty and removable trade fixtures. "Capital expenditure" shall not mean any costs incurred by Landlord in order to comply with any laws, ordinances, regulations, insurance requirements or building codes applicable to the Land, Building or Demised Premises.

      (ii) If, during the term of this Lease, Landlord shall make a capital expenditure (A) for an improvement made by Landlord which produces a cost savings in operating the Land, Building, or Demised Premises and of which Landlord has given information reasonably satisfactory to Tenant demonstrating a cost savings equal to or greater than the Annual Amortization of such improvement as stated in the following sentence; or (B) for capital item replacement made by Landlord to the Building, except for any such capital expenditure made as a result of an obligation of Landlord pursuant to Article XI, paragraph 2 of this Lease, which shall be done at Landlord's sole expense without any reimbursement from Tenant, then Tenant shall pay the Annual Amortization of such capital expenditure. "Annual Amortization" shall be determined by fully amortizing the original capital expenditure at the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Demised Premises are located, over a period equal to the number of years of the economic useful life of the capital expenditure.

     With respect to capital expenditures, Tenant shall commence payment as Additional Rent of one-twelfth (1/12th) of Tenant's Percentage Share of the annual amount shown in Landlord's notice given pursuant to the immediately preceding sentence with the next and each succeeding installment of Rent becoming due during the Term, provided that the item for which the expenditure was made has been fully completed on the date of Tenant's first payment and further provided that Tenant has received notice of such amount at least fifteen
(15) days prior to the month in which payment is first due or if not so received, then Tenant's payment shall commence as of the following month. If Tenant exercises its option to purchase the Property as set forth in Article XXIX below, the purchase price shall include an amount equal to any portions of the costs of capital expenditures which have not been amortized as of the close of escrow for said purchase but, in the case of capital expenditures made during the seventh, eighth, ninth or tenth years of the Primary Term, only if Landlord has obtained the written consent of Tenant before making such capital expenditures.

     2.  Payment of Operating Costs. Landlord shall reasonably estimate the
         --------------------------
Operating Costs for each calendar year wholly or partially included within the Term of this Lease and shall send notice of said estimate to Tenant within thirty (30) days after the Term Commencement Date for the remaining portion of the first such calendar year and thereafter at least thirty (30) days prior to the commencement of each subsequent calendar year. During each calendar year thereafter included in the Term, Tenant shall pay, as Additional Rent, one twelfth of the applicable estimate each month to Landlord together with the Base Rent. If Landlord does not give Tenant an estimate within the time periods stated above, then Tenant shall continue to make estimated payments based upon the preceding year's estimate and within thirty (30) days after receipt of the new estimate for the current calendar year, Tenant shall commence payment of the new estimated monthly amount and shall pay in a lump sum any retroactive amounts due from the beginning of the new calendar year.

     It is agreed between the parties that Landlord in good faith may revise its estimate of Operating Costs once a calendar year to reflect increased costs and shall give notice to Tenant thereof no later than the tenth (10th) day of the month preceding the month in which said increased operating Costs will be applicable. All payments of estimated Operating Costs and all payments-pursuant to any accounting made hereunder shall be paid to Landlord as stated in this Lease.

     3.  Annual Statement. Within one hundred twenty (120) days after the
         ----------------
expiration of each calendar year included in the Term, Landlord shall make a determination of the actual Operating Costs for such year. Landlord shall submit to Tenant a written statement, certified by Landlord, in sufficient detail for verification by Tenant and a summary showing operating Costs on a line item basis by category, which statement shall include the amount of actual operating Costs for such calendar year and any amounts owed by either Landlord or Tenant to the other for such year. Within thirty (30) days after delivery of such statement, including any statement delivered after the expiration or termination of this Lease, Tenant shall pay to Landlord the difference, if any, between the amount paid by Tenant as estimated operating Costs and the amount owed by Tenant for the actual operating Costs for such calendar year. If Tenant's payment of the estimated Operating Costs was greater than the amount owed by Tenant of the actual Operating costs, then Landlord shall, at Tenant's election, either credit such amount against the next due installments of Base Rent and/or Additional Rent or pay the same to Tenant all within thirty (30) days after receipt of Landlord's annual statement.

     Notwithstanding the foregoing, Tenant may at any time give Landlord written notice of its intent to inspect, examine and audit Landlord's records pertaining to operating Costs for the calendar year covered by such statement ("Audit Notice"). Tenant shall have the right, upon delivery of an Audit Notice to Landlord, to inspect, audit and/or copy at Tenant's expense Landlord's books, records and accounts pertaining to Operating Costs for the calendar year specified in the Audit Notice, and Landlord shall make such books, records and accounts available to Tenant and its agents, and accountants for review during regular business hours at Landlord's principal place of business. Any overpayment or underpayment of Operating Costs revealed by Tenant's audit shall be adjusted within thirty (30) days after Tenant delivers written notice of such overpayment or underpayment to Landlord but only if such underpayment or overpayment pertains to a year for which Landlord's annual statement was delivered to Tenant within two (2) years prior to Tenant's delivery of an Audit Notice for such year. If Tenant's audit discloses that Tenant's Percentage Share of Operating Costs has been overstated by two percent (2%) or more, Landlord shall pay the cost of such audit. If Tenant delivers an Audit Notice to Landlord within thirty
(30) days after the date of Tenant's receipt of Landlord's annual statement, the time period for payment of the difference between Tenant's Percentage Share of actual operating Costs and the amount paid by Tenant as estimated Operating Costs shall be tolled until Tenant gives Landlord written notice that its audit is completed.

    Landlord hereby waives any right to collect from Tenant any items of Operating Costs of which Landlord fails to notify Tenant within two (2) years following the expiration of the calendar year in which such items were incurred. Tenant waives any right to collect from Landlord any overpayment of Operating Costs for any year provided that Tenant has not delivered to Landlord an Audit Notice respecting said year within two (2) years after Landlord's annual statement respecting said year has been delivered to Tenant.

     4.  Real Estate Taxes. As used herein, "Real Estate Taxes" shall mean real
         ------------------
estate taxes and general and special assessments. Real Estate Taxes shall exclude, without limitation, any income, franchise, gross receipts, corporation, capital levy, excess profits, revenue, rent, inheritance, devolution, gift, estate, payroll or stamp tax by whatsoever authority imposed or howsoever designated or any tax upon the sale, transfer and/or assignment of Landlord's title or estate which at any time may be assessed against or become a lien upon all or any part of the Land or the Building. In addition, Real Estate Taxes shall exclude any liens or taxes, penalties or interest which are levied or assessed against the Land or the Building for a period of time prior to the commencement of the Term.

     S.  Change in Laws. If at any time during the Term the laws concerning
         --------------
the methods of real property taxation prevailing at the commencement of the Term are changed so that a tax or excise on rents or any other such tax, however described, is levied or assessed against Landlord as a direct substitute in whole or in part for any Real Estate Taxes, Tenant shall pay as described in paragraph 7 hereof (but only to the extent that it can be ascertained that there has been a substitution and that as a result Tenant has been relieved from the payment of Real Estate Taxes it would otherwise have been obligated to pay) the substitute tax or excise on rents.

      6.  Separate Assessment. The Land and the Building are currently assessed
          -------------------
 as a single and separate tax parcel. Throughout the Term of this Lease, Landlord shall cause the Land and the Building to remain separately assessed and maintained within a single and separate tax parcel or lot by the applicable governmental taxing authority, so that Real Estate Tax bills shall issue solely with respect to the Real Estate Taxes applicable only to the Land and the Building.

      7.  Payment of Real-Estate Taxes. The total assessed value of the Land and
          ----------------------------
 Building for the 1989-1990 tax year, as shown on the secured property tax roll for Santa Clara County, was One Million Three Hundred Sixty-Five Thousand Two Hundred Fifty-Five Dollars ($1,365,255). The total amount of real property taxes due for such year, including assessments collected with real property taxes, was Seventeen Thousand Seven Hundred and Three Dollars and Thirty-Eight Cents ($17,703.38), due in two equal installments. In addition, supplemental taxes assessed pursuant to Chapter 3.5 of the California Revenue and Taxation Code for the 1989-1990 tax year totalled Eighty-Seven Dollars and Twenty-Two Cents ($87.22), due in two equal installments. Landlord shall use its best efforts to cause the tax bills for the Land and Building to be sent directly to Tenant from the county assessor or other applicable taxing authority. If tax bills are sent directly to Tenant, Tenant shall provide copies of such bills to Landlord within thirty (30) days after their receipt by Tenant. Tenant shall pay directly to the applicable governmental taxing authority, as Additional Rent without any abatement, setoff or other reduction pursuant to any other provision of this Lease, all Real Estate Taxes assessed for each tax period or portion thereof included within the Term of this Lease, and which are during such Term levied, or imposed upon or become a lien or liens upon the Land and the Building. Tenant shall pay all Real Estate Taxes within fifteen (15) business days of its receipt of the appropriate tax bill(s) from Landlord or from the taxing authority but not earlier than thirty (30) days prior to the delinquency date of any such taxes. Tenant shall furnish Landlord with evidence of payment of same within thirty (30) days thereafter. Landlord shall pay all interest and penalties assessed with respect to such Real Estate Taxes, unless such interest or penalties are assessed as a result of the failure of Tenant to timely pay such Real Estate Taxes, in which event Tenant shall pay such interest and penalties directly to the applicable governmental taxing authority as Additional Rent.

      The foregoing notwithstanding, Tenant shall not be responsible to pay any portion of any increase in Real Estate Taxes attributable to an increase in valuation resulting or arising by virtue of a change of ownership of the Land and/or the Building occurring during the first five (5) Lease Years of the Primary Term. Tenant shall pay any increase in Real Estate Taxes attributable to an increase in valuation resulting or arising from a change in ownership of the Land and/or the Building occurring during the remainder of the Primary Term or Extended Term(s).

     Real Estate Taxes for the tax year in which the Term of this Lease commences and for the tax year in which such Term expires shall be apportioned between Landlord and Tenant in accordance with the number of days thereof falling within the Term of this Lease.

     8.  Contest. Tenant shall, at Tenant's sole expense, have the right to
         -------
contest or review (in the name of Tenant, or of Landlord, or both, as Tenant shall elect, but with the cooperation of Landlord if requested) by appropriate proceedings (which may be instituted either during or after the Term of this Lease) any valuation of the Land and/or the Building for Real Estate Tax assessment purposes and/or any increase in the tax rate. In furtherance of the foregoing, Landlord shall, without limitation furnish on a timely basis, such data, documents, information and assistance and make such appearances as may be reasonably required by Tenant. Landlord agrees to execute all necessary instruments in connection with any such protest, appeal or other proceedings. If any such proceeding may only be instituted and maintained by Landlord then Landlord shall do so at the request and expense of Tenant. Landlord shall not settle any such appeal or other proceeding without obtaining Tenant's prior written approval in each such instance. Tenant shall not abandon any such appeal without first offering to Landlord the right to prosecute such appeal at Landlord's expense.

     Tenant shall be entitled to any refund (net of Tenant's or Landlord's expenses in obtaining same) obtained by reason of any such proceeding or otherwise, whether obtained during or after the expiration of the Term and whether obtained by Landlord or Tenant, except that if such refund shall relate to the year in which the Term of this Lease commences or expires, such refund (after deducting all costs of Landlord or Tenant in obtaining same) shall be equitably apportioned between Landlord and Tenant.

    Tenant shall not be responsible to pay any portion of any increase in Real Estate Taxes attributable to an increase in valuation unless Landlord shall have delivered to Tenant a copy of the applicable Real Estate Tax bill or notification of valuation increase in sufficient time to enable Tenant to contest such Real Estate Taxes if Tenant so desires.

    9.  Payment in Installments. If, by law, any Real Estate Taxes may be paid
        -----------------------
in installments (whether or not interest shall accrue on the unpaid balance thereof), such Real Estate Taxes, at Tenant's option, shall be paid in installments in accordance with paragraph 10 hereof. Tenant shall pay to Landlord any installments coming due during the Term prorated for any fraction of an installment period included within the Term, including interest, becoming due at the end of such period.

     10.  Amortization. Real Estate Taxes shall include betterment assessments
          ------------
for municipal improvements levied against the Land and the Building during the Term of this Lease. Such assessments shall be amortized over the maximum period provided under the law and shall be payable in the maximum number of installments permitted under the law and as described in paragraph 7 and 9 hereof.

     11.  Landlord's Action. Except to the extent provided in paragraph 7 above,
          -----------------
if Landlord, solely by its action, causes the Real Estate Taxes and/or assessments levied against the Land and/or the Building to increase, Tenant shall not be responsible for said increase unless Tenant has been notified in writing of such action and has agreed to same.

     12.  Minimum Additional Rent. Notwithstanding any other provisions of this
          -----------------------
Lease, the portion of Operating Costs consisting of insurance premiums for the insurance coverage required to be carried by Landlord pursuant to Article XVI and all Real Estate Taxes (collectively, the "Minimum Additional Rent") shall not be subject to any abatement, set-off or other reduction pursuant to any other provision of this Lease.

                                   ARTICLE VI
                                   ----------

                             UTILITIES AND SERVICES
                             ----------------------

     1.  Utilities and Services Provided by Landlord. Landlord will provide, at
         -------------------------------------------
no cost to Tenant, at or prior to the commencement of the Primary Term, the following utility lines to and within the Demised Premises: water, electricity, gas, sewer, and telephone (provided that telephone lines shall be provided up to the connection points of the Building with installation of telephones within the Demised Premises being the responsibility of Tenant, and that any utility lines incorporated within the Demised Premises shall be Tenant's responsibility) in such capacity as to meet general office use building code requirements. Telephone service, electricity, gas and water shall be separately metered. The installation of any new utility meters required for separate metering, as well as the maintenance of all existing and new utility meters, shall be at Tenant's expense.

     2.  Security. Landlord shall not be responsible for providing any security
         --------
protection for the Demised Premises, the Land or the Building, and Tenant shall at its own expense provide or obtain any security system or services that it desires, if any.

     3.  Separate Utilities. Tenant shall make arrangements with the public
         ------------------
utility companies or other service provider serving the Demised Premises for telephone service, electricity, gas, water, sewer, trash collection and all other services required for Tenant's use of the Demised Premises and shall pay when due any and all charges for such services directly to the companies providing same. Tenant shall provide janitorial service to the Demised Premises.

      Tenant's failure to pay such charges shall not constitute a default under this Lease entitling Landlord to exercise any rights or remedies it may have in the event of default except that if Landlord is notified that a lien will be placed upon the Demised Premises as a result of Tenant's nonpayment of any such utility charge, then to protect the real estate Landlord may pay such charges, notify Tenant thereof and the same shall be paid by Tenant as Additional Rent with the next installment of Base Rent becoming due. In no event shall Landlord be responsible for charges for any telephone service used by Tenant at the Demised Premises.

      Tenant shall supply to Landlord upon request copies of the most recent invoices for utilities services provided to the Building.

      4.  Interruption of Services.
          ------------------------

           (a) If, for any reason whatsoever other than a negligent act or omission or a willful act or omission of Tenant, its officers, directors, employees, contractors, servants or agents, or a default by Tenant hereunder, any utilities or services which are required for Tenant's use of the Premises for the Permitted Uses are interrupted, Tenant shall promptly so notify Landlord. Notwithstanding any other provision to the contrary contained in this Lease, in the event that Tenant reasonably determines that the existing situation constitutes an emergency which either threatens imminent injury to persons or material damage to property or materially impairs Tenant's then current use of the Premises or a material portion thereof, Tenant may give such notice by any means including, without limitation, by telephone.

           (b) If resumption of such utilities or services does not occur within thirty (30) days after the commencement of such interruption, and the lack of such utilities or services continues to materially impair Tenant's then-current use of the Premises or a material portion thereof, Tenant shall have the right to terminate this Lease at any time thereafter while such interruption continues by giving to Landlord a written notice of termination stating the date on which this Lease shall terminate.

           (c) If the unavailability of such utilities or services materially impairs Tenant's then-current use of the Premises or a material portion thereof for a period of more than five (5) days, Rent shall be abated proportionately according to the extent to which the Tenant's use and occupancy of the Premises are so affected, for the period commencing on the date such utilities or services became unavailable and ending on the date on which such condition is cured or this Lease terminates, as the case may be.

                                  ARTICLE VII
                                  -----------

                            USE OF DEMISED PREMISES
                            -----------------------

    Tenant may use the Demised Premises for all uses reasonably compatible with office uses including but not limited to general office; research and development including prototype assembly; customer/employee training; sales and services; computer rooms, a cafeteria, and all related and accessory uses customarily incidental thereto.

    2.  Permits. Except as expressly provided below, Landlord shall procure all
        -------
authorizations and permits which may be required for the Demised Premises including but not limited to certificates of occupancy and variances (if required) prior to the time Tenant occupies the Demised Premises. All authorizations and permits required for the construction and occupancy of the Interior Improvements and of any Alterations are the responsibility of Tenant. Any special business permits or licenses which may be required of Tenant to conduct its particular business in the state or locality where the Demised Premises are located are the responsibility of Tenant.

    3.  Compliance with Laws. Nothing shall be done upon or about the Demised
        --------------------
Premises by Tenant, Landlord, or their agents, servants, employees or invitees which shall be contrary to any law, ordinance, regulation or requirement of any public authority having jurisdiction. Tenant will keep the Demised Premises reasonably clean. Tenant will not do, nor suffer to be done, nor keep or suffer to be kept, anything in or upon the Demised Premises or the Building which may prevent the obtaining of any insurance on the Demised Premises or the Building or on any property therein, including, but Without limitation of the generality of the foregoing, fire, extended coverage and public liability insurance, or which may make void any such insurance, If such actions do create any extra premiums for or increase the rate of any such insurance, then Tenant shall pay the increased cost of the same to Landlord upon written demand therefor.


                                  ARTICLE VIII
                                  ------------

                        PREPARATION OF DEMISED PREMISES
                        -------------------------------

    1.  Building Shell. Landlord has enclosed the balcony on the second floor of
        --------------
the Building, and shall use its best efforts to enclose the covered walkway on the first floor of the Building prior to October 23, 1990, both as described on
Exhibit 2 attached hereto (the "Shell Improvements"). Tenant shall not be
-------
required to accept the first floor portion of the Shell Improvements if they are not substantially completed on or before November 7, 1990, and if they are not substantially completed on or before October 23, 1990, then Tenant shall not be required to pay Rent with respect to the such first floor portion of the Shell improvements until Tenant has completed its Interior Improvements in such space. Landlord shall provide Tenant with notice of the substantial completion of the first floor of the Shell Improvements by a Substantial completion Notice in the form of Exhibit E attached hereto. The Shell Improvements shall be constructed and
   ---------
installed by Landlord, at Landlord's sole cost and expense. Landlord and its contractor and subcontractors shall employ union workers only for any work on the Shell Improvements occurring on a weekday after the Date of Execution. Landlord warrants and represents that the Shell Improvements will be constructed in a good and workmanlike manner and in compliance with all Laws. Landlord has the entire and sole responsibility to correct any portion of the Shell Improvements which is not in compliance with Laws.

     2.  Interior Improvements.
         ----------------------

         (a) Construction of Interior Improvements. From and after the Date of
             -------------------------------------
Execution, Tenant shall construct and install its interior improvements ("Interior Improvements") in the Demised Premises. The Interior Improvements will be constructed In accordance with plans and specifications prepared by Tenant. Landlord shall have the right to approve the plans and specifications for the interior Improvements, which approval shall not be unreasonably withhold or delayed. Landlord's consent shall be deemed given if Landlord does not respond to Tenant's request for such consent within ten (10) days after the date of Landlord's receipt of plans and specifications for the Interior Improvements together with Tenant's request for approval of such plans and specifications. If Landlord disapproves the plans and specifications, Landlord shall give Tenant written notice of such disapproval specifying the reasons and basis for its disapproval within ten (10) days after the date of Landlord's receipt of the plans and specifications. The parties shall thereafter confer and negotiate in good faith to reach agreement on the plans and specifications for the Interior Improvements. Tenant shall comply with Article X, Paragraphs 3 through 8, inclusive, in constructing the Interior Improvements. Tenant shall have no obligation to remove the Interior Improvements upon the expiration or earlier termination of the Lease.

         (b) Interior Improvement Allowance. Landlord shall pay to Tenant an
             ------------------------------
improvement allowance for use in construction of the Interior improvements equal to Three Hundred Nineteen Thousand Twenty Dollars ($319,020), which shall be increased to Three Hundred Twenty-One Thousand Twenty Dollars ($321,020) if Landlord completes the enclosure of certain ground-floor covered walkway space as provided in Article VIII, paragraph 1, ("Improvement Allowance"). Landlord shall pay the Improvement Allowance to Tenant upon the closing of a refinancing by Landlord of the existing monetary encumbrances on the Land and Building, provided that no mechanics' liens or similar liens for labor or material supplied to the Interior Improvements have been filed or asserted against the Demised Premises. Landlord shall use its best efforts to obtain such refinancing within three (3) months after the Date of Execution. The unpaid balance of the Improvement Allowance shall be increased by one percent (1%) for each month that payment of the Improvement Allowance is delayed beyond three (3) months after the Date of Execution, prorated for any partial month on the basis of a thirty (30) day month. Notwithstanding the provisions of Article IV, Paragraph 4, if payment of the Improvement Allowance is delayed beyond four (4) months after the Date of Execution, Tenant may deduct the remaining balance of the Improvement Allowance from the next payments of Rent coming due according to the following schedule:
(i) Tenant may deduct all but Ten Thousand Dollars ($10,000) from the first such Base Rent payment and all but the Minimum Additional Rent from the first such Additional Rent payment, (ii) Tenant may deduct all but Five Thousand Dollars ($5,000) from the next such Base Rent payment and all but the Minimum Additional Rent from the next such Additional Rent payment, and (iii) Tenant may deduct all of each remaining Base Rent payment and all but the Minimum Additional Rent from each remaining Additional Rent payment, until Tenant has recovered the remaining unpaid balance of the Improvement Allowance. Tenant shall be responsible for payment of all Improvement Costs in excess of the Improvement Allowance.

    3.  Entry by Tenant. The date on which Tenant may enter the Demised Premises
        ---------------
for purposes of constructing the Interior Improvements shall be the Date of Execution. From and after the Date of Execution, Tenant shall have access to the Demised Premises for purposes of planning, constructing and installing the Interior Improvements, provided that Tenant's activities shall not materially interfere with Landlord's completion of the Shell improvements. Tenant's occupancy of the Demised Premises for the construction of the Interior Improvements shall be subject to all of the provisions of this Lease except that Rent shall not be payable until the Term Commencement Date.

    4.  Insurance. During the period of construction of the Interior
        ---------
Improvements, Tenant or its general contractor shall procure and maintain in affect the following insurance coverages with an insurance company or companies authorized to do business in California and the following agreements shall apply:

    (a) Worker's Compensation - statutory limits for the state in which the work is to be performed, together with "ALL STATES" and "VOLUNTARY COMPENSATION" coverage endorsements;

    (b) Employer's Liability Insurance with a limit of not less than One Hundred Thousand Dollars ($100,000);

    (c) Comprehensive Liability - at least Three Million Dollars ($3,000,000) combined single limit, including personal injury, contractual and products/completed operations liability. Coverage must include the following:
(i) Premises - operations; (ii) elevators and hoists; (iii) independent contractor; (iv) contractual liability assumed under this contract;

(v) completed operations - products; and (vi) explosion, underground and collapse (XUC) coverage;

          (d) Automobile Liability - including owned, hired and non-owned vehicles of at least Two Million Dollars ($2,000,000) combined single limit for bodily injury or property damage. Coverage must include the following: (1) owned vehicles; (2) leased vehicles; (3) hired vehicles; and (4) non-owned vehicles;

          (e) Standard builder's risk insurance in an amount at least equal to the Improvements Allowance;

          (f) Tenant shall furnish Landlord with certificates of insurance evidencing such coverage prior to the commencement of the Interior Improvements. All insurance shall be carried in companies having a Best's Guide rating of A-or better. The following statement shall appear in each certificate of insurance provided Landlord by Tenant hereunder: "It is agreed that in the event of any material change in, cancellation or non-renewal of this policy, thirty (30) days prior notice will be given to:

               Richard R. Kelley, Jr.
               c/o Premier Properties
               532 Emerson Street
               Palo Alto, California 94301"

          (g) The carrying of any of the insurance required hereunder shall not be interpreted as relieving Tenant of any responsibility to Landlord.


                                   ARTICLE IX
                                   ----------

                              COMPLIANCE WITH LAW
                              -------------------

     1.  Compliance by Landlord. Landlord at its sole expense shall comply with
         ----------------------
and shall from time to time conform the Building (other than the Interior Improvements and any Alterations) to all Laws of which the Building (other than the Interior Improvements and any Alterations) would otherwise be in violation (other than the Interior Improvements and any Alterations) required by law, except for compliance necessitated by reason of Tenant's special use of the Demised Premises. Landlord shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of or be imposed because of the failure of Landlord to comply with the provisions of this Paragraph 1.

     2.  Compliance By Tenant. Tenant shall comply, at Tenant's sole expense,
         --------------------
with all Laws if such compliance is related to the Interior Improvements or Alterations or necessitated by reason of Tenant's special use of the Demised Premises. The foregoing notwithstanding, Tenant shall not be required to make any structural, exterior or roof alterations of any nature whatsoever necessitated by reason of its special use of the Demised Premises, but in such event Landlord shall so comply and Tenant shall reimburse Landlord for the actual Out-of-pocket cost thereof within thirty (30) days after demand therefor, provided Tenant is in receipt of an itemized invoice regarding same and the work has been performed, regardless of whether or not the alteration is a capital expenditures Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the provisions of this Paragraph 2.

     3.  Right to Contest. Landlord and Tenant shall each have the right upon
         ----------------
giving notice to the other to contest any obligations imposed upon either pursuant to the provisions of this Article and to defer their respective compliance during the pendency of such contest, provided the enforcement of such requirement or law is stayed during such contest and such contest will not subject the other party to civil or criminal penalty or materially interfere with Tenant's use and occupancy of the Demised Premises or jeopardize the title to or use and enjoyment of the Land and the Building. Each party shall cooperate with the other in such contest and shall execute any documents reasonably required in the furtherance of such purpose. If either party is contesting as aforesaid, then such party shall not be in default hereunder until and unless it is determined that such party must perform such obligation and fails to do so by the date upon which all applicable appeal periods have expired or if such party has duly appealed any such determination and enforcement is stayed pending appeal, then until all such appeals have been finally decided against said party and said party fails to comply therewith.

                                   ARTICLE X
                                   ---------

                    ALTERATIONS, ADDITIONS AND IMPROVEMENTS
                    ---------------------------------------

     1.  Non-Structural Alterations. Tenant may, from time to time, at its own
         --------------------------
cost and expense and without the consent of Landlord make alterations, additions or improvements (collectively herein called "Alterations") of a non-structural nature to the interior of the Demised Premises whose cost in any one instance is Twenty-Five Thousand Dollars ($25,000) or less, provided Tenant gives landlord five (5) days written notice of any such Alterations. To the extent that Tenant obtains plans and specifications for any such Alterations whose cost is Twenty-five Thousand Dollars ($25,000) or less, Tenant shall provide Landlord with copies of such plans and specifications for Landlord's information. If Tenant desires to make any Alterations to the exterior of the Demised Premises, or any nonstructural Alterations to the interior of the Demised Premises costing in excess of Twenty-five Thousand Dollars ($25,000) in any one instance, Tenant must first obtain the consent of

Landlord thereto, and which consent shall not be unreasonably withheld or delayed and which is hereby deemed given if Landlord does not respond to Tenant's request for such consent within ten (10) days from receipt of such request. Any request by Tenant to make Alterations to the exterior of the Demised Premises, or any non-structural Alterations to the interior of the Demised Premises costing in excess of Twenty-Five Thousand Dollars ($25,000) in any one instance shall include written plans and specifications for the Alterations. At the end of the Term (including any extensions), Tenant may elect to remove or to leave any such Alterations, provided that Tenant must give Landlord written notice of its election as to each Alteration no less than nine
(9) months prior to the expiration of the Term (including any extensions). If Tenant elects to remove any such Alterations, Tenant's only responsibility upon removal is to repair any damage caused by the removal and not to restore the Demised Premises. If Tenant (i) fails to give Landlord the notice provided herein or (ii), fails to obtain Landlord's prior approval (whether actual or deemed) when required hereunder, for any non-structural alterations to the interior of the Demised Premises, such failure shall not constitute a default by Tenant hereunder.

     2.  Structural Alterations. If Tenant desires to make any structural
         ----------------------
Alterations to the Demised Premises, Tenant must first obtain the prior written consent of Landlord thereto which may be withheld in Landlord's sole discretion and at such time Landlord shall advise Tenant if such Alterations must either remain or be removed at the end of the Term. If Landlord does not respond within ten (10) business days of receipt of Tenant's request for such consent or, if Landlord responds by consenting to the request, but such response does not address the issue of removal, such consent is hereby deemed given and Tenant may either remove or leave such Alterations at the end of the Term (including any extensions) as Tenant elects, provided that Tenant must give Landlord written notice of its election as to each Alteration no less than nine (9) months prior to the expiration of the Term (including any extensions). If removal of any such Alteration is required by Landlord or elected by Tenant at the end of the Term, Tenant must only repair any damage caused by removal and not restore the Demised Premises.

     3.  Contractor. Alterations may be done by any contractor chosen by Tenant
         ----------
provided any such contractor is reputable, bondable by reputable bonding companies, and carries the kinds of insurance and in the amounts set forth in
Article VIII, Paragraph 4 of this Lease.

     4.  Performance of Work. Tenant in making any Alterations shall cause all
         --------------------
work to be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Demised Premises and shall comply with or cause compliance with all laws and with any direction given by any public officer pursuant to law. Tenant shall obtain or cause to be obtained and maintain in effect, as necessary, all building permits, licenses, temporary and permanent certificates of occupancy and other governmental approvals which may be required in connection with the making of the Alternations. Landlord shall cooperate with Tenant in the-obtaining thereof and shall execute any documents reasonably required in furtherance of such purpose, provided any such cooperation shall be without expense and/or liability to Landlord.

     5.  Removal. At any time during the Term of this Lease, Tenant may, at its
         -------
option, remove any Alterations which are removable by Tenant upon termination of the Lease. In the event of a removal of any Alterations by Tenant, Tenant shall, at its sole cost, repair any damage to the Demised Premises caused by such removal.

     6.  Insurance. During the period of construction of any Alterations costing
         ---------
in excess of One Hundred Thousand Dollars ($100,000), Tenant or its general contractor shall procure and maintain in effect the insurance coverage set forth in Article VIII, Paragraph 6 of this Lease, to the extent such insurance is applicable to Tenant's Alterations.

     7.  Mechanic's Liens. Landlord shall pay promptly for all labor and
         ----------------
materials supplied to Landlord in connection with any construction or alteration on the Land or Building and shall not cause or permit any liens for such labor or materials to attach to the Land or Building. Tenant shall pay promptly for all labor and materials supplied to Tenant in connection with any construction or alteration on the Land or Building and shall not cause or permit any liens for such labor or materials to attach to the Land or Building. In the event of any such lien, the party to the contract for the work or materials giving rise to such lien shall cause the same to be discharged, at its expense and within ten (10) days following its receipt of notice thereof, by filing of a release bond meeting the requirements of California Civil Code section 3143, by payment, by satisfaction or otherwise. Any monetary amounts paid to Landlord by Tenant in connection with any Alterations performed by Landlord or Landlord's contractor on behalf of Tenant shall not be construed, as Rent.

     8.  Notices of Non-responsibility. Tenant shall give Landlord five (5) days
         -----------------------------
written notice prior to the commencement of any Alterations in order to allow Landlord to post notices of non-responsibility with respect to such Alterations.

                                   ARTICLE Xi
                                   ----------
               CONDITION, REPAIR AND MAINTENANCE OF THE BUILDING
               -------------------------------------------------
     1.  Condition of Building. Landlord represents and warrants that on the
         ---------------------
Date of Execution, to Landlord's knowledge, without any inspection or investigation having been undertaken by Landlord to confirm such matters, the structural elements of the Building (including the HVAC, electrical and mechanical systems) comply with applicable laws, ordinances, rules and regulations, including, but not limited to building and zoning laws, health and fire codes of the state, local and federal governments, agencies, and boards, and with requirements and regulations of Boards of Fire Underwriters having jurisdiction and of insurance carriers of all insurance on the Demised Premises (collectively called "Laws"). Landlord, at its sole cost and expense and without cost or charge to or contribution by Tenant, shall throughout the Term be responsible for and make all repairs, replacements and perform all maintenance which may be necessitated by defective design or construction of the Building and/or the Shell Improvements, and all equipment and systems associated therewith and/or incorporated therein, or which may be necessitated by latent defects in any of the foregoing or by the negligence or willful misconduct of Landlord.

     2.  Landlord's Responsibilities. Landlord at its sole cost and expense
         ---------------------------
shall make all repairs and replacements to all structural elements of or associated with the Building as needed to keep same in good order, condition and repair. Such structural elements include, but are not limited to, (i) all footings, foundations, floor slabs, columns, girders, mullions, beams, loadbearing and non-loadbearing exterior walls; (ii) all utility lines located outside of the Building; (iii) roof and roofing system of the Building, including, without limitation, support members, membrane assembly, roof deck, flashing, roof insulation assembly, curbs, walkways, hatches, skylights, sleeves, vents, brackets and drain fixtures; (iv) exterior lighting, landscaping, walkways, drives and curbs, and any other improvements on the Land outside of the Building; (v) sewer lines up to an including the connection for the Building; and (vi) exterior facade of the Building. The foregoing notwithstanding, routine maintenance with respect to nonstructural elements concerning item (iv) shall be included as Operating Costs unless Tenant performs such routine maintenance itself pursuant to Paragraph 4 of this Article XI.

     3.  Capital Expenditures; Building Systems. Subject to reimbursement of
         ---------------------------------------
Landlord as specified in Article V, Landlord shall make all capital expenditures throughout the Term which may be required to keep the Building in good repair and condition and in compliance with all Laws (except for compliance of the Interior Improvements and Alterations with Laws, which shall be Tenant's responsibility), and Landlord shall maintain and repair the mechanical, electrical, conveying, plumbing and all other systems within the Building (except for any portion of the HVAC system serving the Demised Premises which is installed by or at the expense of Tenant). In addition, Landlord shall perform any other repairs and maintenance not specifically allocated to Tenant hereunder.

     4.  Tenant's Responsibility. Tenant shall repair and maintain (i) the
         -----------------------
interior of the Demised Premises, (ii) the Interior Improvements and any Alterations, and (iii) all portions of the HVAC-system serving the Demised Premises which are installed by or at the expense of Tenant, in good order, condition, and repair and in compliance with all Laws, ordinary wear and tear and damage by casualty excepted, throughout the Term. Tenant shall perform at its own expense all (i) landscaping, repairing, replacing, painting, lighting, cleaning, and similar items with respect to the Building and its associated grounds, including within such grounds the patio shared by the Building with the adjacent building located at 325 Lytton Avenue (provided that: (A) prior to the construction of new improvements at 325 Lytton Avenue, Tenant shall not be required to bear more than fifty percent (50%) of the cost of maintaining such patio; (B) after the construction of new improvements at 325 Lytton Avenue, Tenant shall bear a share of the costs of maintaining such patio in proportion to the relative rentable square feet contained in the Demised Premises and in 325 Lytton Avenue as so improved; and (C) Tenant shall not bear any costs of altering or improving such patio which result from the construction of new improvements at 325 Lytton Avenue); (ii) normal maintenance of mechanical and electrical equipment, including heating, ventilating and air conditioning and elevator equipment; (iii) operating, repairing and maintaining life safety systems, including, without limitation, sprinkler systems; (iv) obtaining materials and supplies for repair or maintenance of items which are Tenant's responsibility; (vi) exterior window washing. Except, as otherwise provided in
Article IX, paragraph 2, and except to the extent the need for such maintenance or repair is caused by the Tenant's negligence or willful misconduct, Tenant shall be required to perform only nonstructural, noncapital items of repair and maintenance, and shall not be responsible for any Building systems (other than those portions of the HVAC System serving the Demised Premises installed by or at the expense of Tenant for which Tenant shall be solely responsible).

     5.  Assignment of Warranties. Landlord shall assign to Tenant any
         ------------------------
assignable warranties and guarantees which Landlord has obtained with respect to the portions of the Improvements as to which Tenant has maintenance and repair responsibilities. Landlord shall cooperate with and assist Tenant in the enforcement of any such warranties and guaranties as may be required during the Term, provided that such cooperation and assistance shall be given at no cost to Landlord therefor. Landlord shall do no act which would impair or nullify any such warranty or guaranty.

     6.  Performance of Work. All work to be performed by either party under
         -------------------
this Article shall:

     (a) be made as soon as reasonably possible but in any event within twenty-four (24) hours in any emergency (as defined below) and within twenty (20) days for all other repairs. If the work cannot be completed within twenty-four (24) hours or twenty (20) days, as the case may be, it shall be commenced within said period and prosecuted continuously and diligently thereafter until completion; and

       (b) be done at the sole cost and expense of the party who has responsibility for same hereunder subject to Landlord's reimbursement rights with respect to Operating Costs, or any other rights of either Landlord or Tenant to reimbursement or set-off as provided in this Lease.

     For purposes of this paragraph, the word "emergency" shall mean a situation which (1) threatens the physical well-being of persons within the Demised Premises or (2) materially disrupts the Tenant's use and/or occupancy of the Demised Premises, ingress or egress to the Demised Premises, or any portion thereof.

     Notwithstanding anything contained herein to the contrary, if any repairs and/or replacements are necessitated as a result of the negligence of either party, its agents, employees, or contractors, said partys shall be responsible for any such repairs and replacements, at its sole expense.

                                  ARTICLE XII
                                  -----------

                             DAMAGE AND DESTRUCTION
                             ----------------------

      1.  Damage or Destruction. In the event of damage or destruction to all or
          ---------------------
 part of the Building or if Tenant's access to the Building ("Access") is obstructed or hindered, Tenant shall notify Landlord thereof as soon as possible after Tenant becomes aware thereof. It shall be Landlord's obligation, at Landlord's cost and expense to repair such damage and destruction to the Building including any Shell Improvements in the Building, and to restore such Access to the condition that existed prior to such damage or destruction (collectively "Repair and Restoration"), except as expressly provided otherwise in this Article XII.

         2.  Estimate. Landlord shall within a period of twenty (20) calendar
             --------
 days from receipt of Tenant's notice described above deliver to Tenant a good faith estimate of the time and cost required to complete such Repair and Restoration ("Estimate"). If the damage results from a casualty for which Landlord is required to insure under Article XVI and the Estimate is for a period equal to or more'than one hundred twenty (120) days, the damage is hereby deemed substantial ("Substantial"). If the damage results from a casualty for which Landlord is required to insure under Article XVI and the Estimate is for a period of less than one hundred twenty (120) days, the damage is hereby deemed partial ("Partial").

      3.  Partial Damage. If the damage is Partial, Landlord shall forthwith
          --------------
 complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within one hundred thirty-five (135) days ("Partial Damage Restoration Date"), Tenant shall have the right to terminate this Lease on ten
 (10) days written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Partial Damage Restoration Date. If Landlord does not complete the Repair and Restoration within fifteen (15) days after the date stated in the Estimate, Tenant may complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Base Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

      4.  Substantial Damage. If the damage is Substantial, Tenant may elect to
          ------------------
 terminate the Lease within ten (10) days after receipt of Landlord's Estimate. If Tenant does not elect to terminate the Lease, Landlord shall forthwith complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within sixty (60) days after the end of the period stated in the Estimate ("Substantial Damage Restoration Date"), Tenant shall have the right to either (a) terminate this Lease on ten (10) days written notice to Landlord which notice must be delivered by Tenant to Landlord' within ten (10) days after the Substantial Damage Restoration Date; or (b) complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive anv insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

      5.  Uninsured Damage. If the estimated cost of the damage to the Demised
          ----------------
 Premises or Tenant's Access is Two Hundred Fifty Thousand Dollars ($250,000) or less and is caused by a casualty for which Landlord is not required to insure under Article XVI and has not otherwise elected to obtain insurance coverage, the

Term arising after Subtenant's taking possession of the Sublet Premises and resulting from (a) the action or inaction of Subtenant, its officers, directors, employees, contractors, servants and agents, or (b) Subtenant's generation, storage, treatment, handling, transportation disposal or release of any Hazardous Substances at or near the Sublet Premises, or (c) the violation of any applicable law governing Hazardous Substances by Subtenant, its officers, directors, employees, contractors, servants or agents. The indemnities and duties to defend set forth in this Section shall survive the expiration or earlier termination of this Sublease. As used in this Sublease, "Hazardous Substances" shall mean any chemical, substance, waste, material, gas or emission which is deemed hazardous, toxic, a pollutant, or a contaminant under any federal, state or local statute, law, ordinance, rule or regulations, now or hereafter in effect. "Hazardous Substances" include but are not limited to petroleum and petroleum products, asbestos, chloroflourocarbons (CFCs), radon gas and polychlorinated biphenyle (PCBs). Upon request by Sublandlord from time to time, Subtenant shall certify in writing to Sublandlord that no portion of the Sublet Premises has been or is then being used by Subtenant or by anyone claiming under Subtenant for the use, generation, treatment, storage, or disposal of Hazardous Substances and Premises except those set forth in such certification.

     7. Assignment and Subletting. Subtenant shall not assign, transfer, mortgage or pledge this Sublease, nor sublet all or any part of the Sublet Premises, or enter into any other license or occupancy arrangement, whether voluntary or involuntary or by operation of law (collectively a "Transfer") without Sublandlord's prior written consent, which consent shall not be unreasonably withheld by Sublandlord.

     No Transfer, nor any collection of rent by Sublandlord from any person or entity other than Subtenant, shall relieve Subtenant of its obligations to fully observe and perform the terms, covenants, and conditions hereof. No consent by Sublandlord in a particular instance shall be deemed a waiver of the obligation to obtain Sublandlord's consent in another instance. Subtenant shall pay to Sublandlord as received any excess of amounts received pursuant to an assignment, subletting, license or other occupancy arrangement in excess of the Rent due hereunder. For the purposes of this Sublease, the transfer of a majority ownership interest in Subtenant shall be deemed a Transfer.

     8. Insurance. Subtenant shall maintain in full force and effect during the Sublease Term a commercial general liability insurance policy with a combined single limit not less than $2,000,000 for personal injury/bodily injury and property damage, under which Subtenant, Sublandlord, Landlord and Landlord's mortgagees are named as insured. Such policy shall be in a form which shall specifically include contractual liability coverage insuring Subtenant's obligations under this Sublease. Such policy shall be issued by a responsible insurance company with an A-M. Best rating of B+ or better and which is authorized to do business in the state in which the Sublet Premises are located Subtenant shall deliver certificates of such insurance to Sublandlord before the Commencement date and thereafter within ten (10) days after a request by Sublandlord. Subtenant shall use reasonable efforts to obtain insurance policies which shall not be canceled, non-renewed, or materially changed without thirty
(30) days' prior written notice to Sublandlord, Landlord and Landlord's mortgagees. Sublandlord and Subtenant each waive all claims and rights against the other and their respective officers, directors, employees, contractors, servants and agents, for any damage to or destruction of real or personal property of Sublandlord or Subtenant, regardless of cause or origin and regardless of any proceeds or recoveries from any insurance policies, and all insurance policies carried by Subtenant shall include a waiver of its right of subrogation against Sublandlord. All such insurance shall be obtained at Subtenant's sole cost and expense. Sublandlord shall have no responsibility or liability for any loss or damage to personal property or trade fixtures of Subtenant, damage to all such property and fixtures being Subtenant's sole risk.

    In the event that Sublandlord receives a notice of cancellation of such insurance policy, Sublandlord may, in addition to and without thereby waiving any other remedies therefor, either (i) pay the premiums necessary to prevent such cancellation or (ii) obtain substitute insurance, and bill Subtenant therefor. Subtenant shall reimburse Sublandlord therefor by paying such amount to Sublandlord, as Additional Rent, within ten (10) days after demand by Sublandlord.

     9. Indemnification. To the maximum extent that this agreement may be made effective according to law, but subject to the waiver of subrogation in Section 8 above, Subtenant agrees that it will defend and indemnify Sublandlord and save Sublandlord harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against Sublandlord by reason of (a) any accident, injury to, or death of persons, or damage to or loss of property other than that of Sublandlord and Subtenant, in or about the Sublet Premises to the extent not caused by any negligence or willful misconduct of Sublandlord, or (b) any failure on the part of Subtenant to perform, fulfill or observe any of Subtenant's representations, warranties or agreements set forth in this Sublease. This indemnification shall survive expiration or earlier termination of this Sublease. To the extent that any action, suit or proceeding is brought against Sublandlord by reason of any such occurrence, Subtenant, upon Sublandlord's request, shall at Subtenant's expense, cause such action, suit or proceeding to be resisted and defended by counsel reasonably satisfactory to Sublandlord.

     10. Maintenance and Services. Subtenant hereby agrees that, except as otherwise provided in this Section IO, it is relying directly on Landlord's obligations under the Prime Lease for (i) all repairs and replacements to all structural elements of or associated with the Building (as provided in Article XI, Section 2 of the Original Lease), (ii) all capital expenditures throughout the Sublease Term which may be required to keep the Building in good repair and maintenance and in compliance with all Laws (except for compliance of Interior Improvements and Alterations) and the maintenance and repair of the mechanical, electrical, conveying, plumbing and other systems within the Building, except for any portion of the HVAC system serving the Sublet Premises which was installed by or at the expense of Sublandlord (as provided in Article XI, Section 3 of the Original Lease), and (iii) all water, gas, electricity, sewer and telephone lines, up to the connection points of the Building (as provided in Article VI, Section I of the Original Lease).

     Sublandlord shall maintain in good order, condition and repair all portions of the HVAC system serving the Sublet Premises which were installed by or at the expense of Sublandlord, and the paved and landscaped portions of the Land, shall provide five (5) day per week janitorial service to the Sublet Premises and shall perform all necessary landscaping, repairing & replacing, painting, lighting, and cleaning with respect to the Land and the exterior of the Building (collectively "Sublandlord's Maintenance Obligations"). No failure or delay by Sublandlord in supplying any service or performing any maintenance required under the preceding sentence shall give Subtenant any right to terminate this Lease or shall give rise to any claim for set-off or any abatement of rent or additional rent or of any of Subtenant's obligations under this Sublease when such failure or delay is caused by the act or omission of Subtenant or by any cause beyond the control of Sublandlord.

     Subtenant shall, at its expense, maintain the interior non-structural portions of the Building and the Telecommunications Equipment in good order and condition, except for reasonable wear and tear and damage caused by fire or other casualty, Taldng, default by Sublandlord hereunder, or by any negligent act or omission or willful act or omission by Sublandlord, its officers, directors, employees, contractors, servants or agents.

     11.  Prime Lease.

a. Incorporation of Prime Lease. Except as otherwise expressly provided herein, Sublandlord grants to Subtenant, to share in common with Sublandlord, and of Sublandlord's rights, benefits, and interests with respect to the Sublet Premises, and Subtenant agrees to accept from Sublandlord and hereby assumes all of Sublandlord's obligations and burdens under the Prime Lease with respect to the Sublet Premises, as if all of such rights and obligations were set forth herein in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Prime Lease are contradictory to or inconsistent with terms and conditions hereof, and provided further that those provisions of the Original Lease which are protective and for the benefit of the Landlord shall in this Sublease be deemed to be protective and for the benefit of the Landlord and Sublandlord. Notwithstanding the foregoing sentence, the terms, covenants and conditions of the following Sections of the Second Amendment are expressly deleted from this Sublease:
Sections 2, 3, 4 and 5; the terms, covenants and conditions of Section I of the First Amendment is expressly deleted from this Sublease; and the terms, covenants and conditions of the following Articles, Sections and Exhibits of the Original Lease are expressly deleted from this Sublease: Article I, Sections 1
(d), (e), (f) and (1), Article III, Sections 2 and 3, Article IV, Sections 3 and 4, Article V, Sections 7, 8, 9, Article VI, Section 4, Article VII, Section 2,
Article VIII, Article IX, Sections 2 and 3, Article X, Article XI, Sections 4 and 5, Article XIV, Article XV, Article XVI, Article XVII, Article XIX, Article XX, Article XXI, Article XXII, Article XXIII, Article XXIV, Article XXV, Article XXVI, Article XXVIII, Article XXIX, Article XXXI, Sections 1, 6, 9, 10, 12, 15 and 20, and Exhibits E, F, G, H and I.

Subtenant represents that it has read and is familiar with the terms of the Prime Lease.

     b. Performance of Prime Lease. Subtenant covenants and agrees faithfully to observe and perform all of the terms, covenants and conditions of the Prime Lease on the part of Sublandlord to be performed with respect to the Sublet Premises, and neither to do nor cause to be done, nor suffer, nor permit any act or thing to be done which would or might cause the Prime

Lease to be canceled, terminated, forfeited or surrendered, or which would or might make Sublandlord liable for any damages, claims or penalties.

      c. Consents. Sublandlord shall not be required to give any consent required or permitted under the terms of this Sublease with respect to any matter on which the Prime Lease requires the consent of Landlord until it has first obtained the written consent of the Landlord with respect to such matter. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving the payment of money, unless Subtenant pays such money) to obtain such consent of the Landlord in a timely manner.

      d. No Sublandlord Obligation. Except as otherwise specifically provided herein, Sublandlord shall not have any obligation to construct, maintain, alter, restore or repair the Sublet Premises, the Building, the Telecommunications Equipment, or any parking area or other facility or improvement appurtenant thereto or to provide Subteriant with any service of any kind or description whatsoever, nor shall Sublandlord be responsible for the performance of Landlord's obligations under the Prime Lease or be liable in damages or otherwise for any negligence of Landlord or for any damage or injury suffered by Subteriant as a result of any act or failure to act by Landlord or any default by Landlord in fulfilling its obligations under the Prime Lease. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving the payment of money, unless Subtenant pays such money) to cause Landlord to perform its obligations under the Prime Lease in a timely manner. Subtenant hereby waives all claims for consequential damages against Sublandlord arising out of any breach or failure by Sublandlord to perform or observe the requirements and obligations created by this Sublease.

      e. Termination. If the Prime Lease is terminated pursuant to any provision of the Prime Lease or otherwise, (i) this Sublease shall terminate simultaneously therewith, and (ii) any unearned rent paid in advance shall be refunded to Subtenant unless such termination was the result of a breach by Subteriant of any term, covenant, or condition of this Sublease.

 Notwithstanding the preceding sentence, in the event that Sublandlord or an affiliate thereof acquires title to the Building, this Sublease shall remain in full force and effect.

      12. Alterations. Subtenant may, from time to time, at its own cost and expense and without the consent of Sublandlord, make alterations, additions or improvements (collectively herein called "Alterations") of a non-structural nature to the interior of the Sublet Premises whose cost in any one instance is $25,000 or less, provided Subtenant gives Sublandlord fifteen (15) days prior written notice of any such Alterations. To the extent that Subtenant obtains plans and specifications for any such Alterations whose cost is $25,000 or less, Subtenant shall provide Sublandlord with copies of such plans and specifications for Sublandlord's information. If Subtenant desires to make any non-structural Alterations to the interior of the Sublet Premises costing in excess of $25,000 in any one instance, Subtenant must first obtain the consent of Sublandlord thereto, which consent by Sublandlord shall not be unreasonably withheld or delayed. Any request by Subtenant to make any non-structural Alterations to the interior of the Sublet Premises costing in excess of $25,000 in any one instance shall include written plans and specifications for the Alterations. At the end of the Sublease Term, Subtenant may elect to remove or to leave any such Alterations, provided that Subtenant must give Sublandlord written notice of its election as to each Alteration no less than ten (10) months prior to the expiration of the Term. If Subtenant elects to remove any such Alterations, Subtenant's only responsibility upon removal is to repair any damage caused by the removal and not to restore the Sublet Premises.

    All Alterations shall be done by Sublandlord's designated contractors and engineers in accordance with the terms and conditions of the Prime Lease. Without limiting the foregoing, Subtenant shall obtain all necessary licenses and permits, shall perform all Alterations in accordance with all laws, by-laws, rules, regulations, licenses and permits.


     13. Defaults and Remedies. The occurrence of any of the following shall constitute an "Event of Default" hereunder: (i) if Subtenant fails to pay any Rent when due and such failure continues for 10 days after written notice of such failure, provided, however, that Subtenant shall not be entitled to such notice if Sublandlord has give notice to Subtenant of one or more previous such failures within a 12-month period, in which event such failure shall constitute a default hereunder upon the expiration of 10 days after such payment was due, or (ii) if Subtenant fails to perform or observe any of the terms of this Sublease other than those requiring the payment of Rent and such failure continues for 15 days after Sublandlord gives written notice of said failure; provided, however, that if the grace period for such default provided to Sublandlord under the Prime Lease is shorter than 15 days, the length of Subtenant's grace period shall be one-half of Sublandlord's grace period; or
(iii) if the subleasehold hereby created shall be taken on execution, or by other process of law, or if any assignment shall be made of Subtenant's property for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed to take charge of all or any part of Subtenant's property by a court of competent jurisdiction, or if a petition is filed by Subtenant under any bankruptcy or insolvency law, or if a petition is filed against Subtenant under any bankruptcy law and the same shall not be dismissed within 30 days from the date upon which it is filed.

     If an Event of Default occurs, Sublandlord may at its option immediately or at any time thereafter exercise any one or more of the remedies provided in the Prime Lease with respect to a default thereunder by Sublandlord. Notwithstanding the foregoing, and in addition thereto, Sublandlord may at its option immediately or at any time thereafter exercise one or more of the following remedies, consecutively or simultaneously, without notice or demand.

     (a) Sublandlord may bring suit for damages or specific performance for the collection of unpaid Rent or the performance of any of Subtenant's obligations, all either with or without entering into possession or terminating this Sublease.

     (b) Sublandlord may, at its option, give Subtenant a notice terminating this Sublease on a date not less than 3 business days after Sublandlord gives such notice, and upon such date this Sublease shall terminate and all rights of Subtenant shall cease without further notice or lapse of time, Subtenant hereby waiving all statutory rights, including rights of redemption, if any. Upon termination of this Sublease, Subtenant shall surrender the Sublet Premises to Sublandlord in accordance with the terms of this Sublease. Subtenant's liability hereunder shall survive such termination and Subtenant shall indemnify and hold Sublandlord harmless from all claims, losses, costs, expenses, damages or liabilities arising out of or in connection with such termination.

     (c) If, after such termination, Sublandlord elects to relet all or any part of the Sublet Premises, such reletting may be on such terms and conditions as Sublandlord in its reasonable discretion may determine. Sublandlord may retain for itself all rents from reletting, and Sublandlord shall not be liable for any failure to relet a or any part of the Sublet Premises. The rent obtained from such reletting shall be, for purposes of subsection 13(d)(2), prima facie evidence of the fair rental value for the part of the Sublet Premises so relet during the term of the reletting. The proceeds of reletting shall be applied first to pay all Sublandlord's reletting expenses, including, without limitation, all repossession costs, alteration costs, brokerage commissions, advertising expenses and reasonable attorneys' fees ("Reletting Expenses"), then to pay any cost to Sublandlord of curing Subtenant's defaults, then to pay Rent, any balance then to be kept by Sublandlord.

     (d)  After such termination, Subtenant shall:

          (1) pay Sublandlord monthly on the days on which Base Rent would have been payable, as damages for Subtenant's default, the difference between: (i) the amount of Rent which would be payable under this Sublease by Subtenant if this Sublease were still in effect, less (ii) the net proceeds of any reletting, after deducting Sublandlord's Reletting Expenses and Sublandlord's costs incurred in curing Subtenant's defaults; or

          (2) at Sublandlord's election, whether or not Sublandlord shall have collected any payments under the preceding paragraph (1), pay Sublandlord, on demand, an amount equal to: (i) the present value, discounted at the discount rate at which one-year Treasury bills have then most recently sold, of the difference between (a) all Rent which would have been payable from the date of such termination until the last day of the term of this Sublease, and (b) the fair rental value of the Sublet Premises for the same period; plus (ii) Sublandlord's reasonable estimate of Reletting Expenses.

     (e) If an Event of Default occurs, Sublandlord shall have the right, but not the obligation, without the necessity of terminating this Sublease, to enter the Sublet Premises and perform any of Subtenant's obligations notwithstanding that no specific provision for such substituted performance by Sublandlord is made in this Sublease. All sums so paid by Sublandlord, and all costs and expenses incurred by Sublandlord in connection with the performance of Subtenant's obligations, plus interest thereon at the rate of IS% per annum (or, if less, the maximum rate of interest permitted at such time by law), shall be deemed Additional Rent and shall be payable to Sublandlord immediately upon demand.

     The rights and remedies granted to Sublandlord herein are cumulative and in addition to any others Sublandlord may be entitled to at law or in equity.

Should Sublandlord prevail in the enforcement of any provision in this Sublease, Subtenant shall pay on demand all of Sublandlord's costs and expenses incurred in connection with said enforcement, including without limitation, reasonable attorney's fees and court costs.

     All sums not paid by Subtenant when due hereunder (regardless of whether or not the applicable grace period has expired) shall bear interest at a rate equal to the lesser of (i) 1-1/2% per month or (H) the highest rate permitted by law (the "Default Rate of Interest"), which interest shall be payable to Sublandlord as Additional Rent hereunder immediately upon demand.

      The occurrence of the following shall constitute a "Sublandlord Event of Default" hereunder; if Sublandlord fails to perform or observe any of the terms of this Sublease and such failure continues for ten (10) business days after Subtenant gives Sublandlord written notice of said failure, provided, however, that in the event Sublandlord cannot reasonably cure the default within the ten
 (10) business day time period but has commenced to cure and proceeded diligently, the ten (10) business day time period shall be extended so long as Sublandlord continues to cure the default. In the event of a Sublandlord Event of Default, Subtenant shall have all rights available at law or in equity.

      14. Surrender. Upon the expiration or earlier termination of the Sublease Term, Subtenant shall surrender the Sublet Premises and the Teleco communications Equipment free and clear of all tenants and occupants, and in good order and condition, reasonable wear and tear and damage by casualty or taking only excepted. Subtenant's Work shall be removed if required pursuant to Section 3 hereof and all other alterations, additions and improvements shall remain part of the Sublet Premises and shall not be removed unless Sublandlord so requests such removal by notice to Subtenant at least thirty (30) days prior to the expiration or earlier termination date. Subtenant shall repair any damage to the Sublet Premises caused by the removal of its property. Any property of Subtenant not removed at or prior to the expiration or earlier termination of the Sublease Tenant may be removed and stored or disposed of by Sublandlord as it deems appropriate in its sole discretion. Subtenant agrees to reimburse Sublandlord for all of Sublandlord's costs resulting from such removal and storage or disposition, less any proceeds received by Sublandlord as a result of the disposition.

      15. Notices. All notices relating to this Sublease or the Sublet Premises shall be in writing addressed, if to Subtenant, to the Sublet Premises, or to such other address as Subtenant shall designate in writing; and if to
 Sublandlord:

      Digital Equipment Corporation, 305 Rockrimmon Boulevard, South, Mailstop CX03-D12, Colorado Springs, CO 80919-2398, Attention: Property Development Center, Real Estate Administrator, and with a copy to: Digital Equipment Corporation, 111 Powdermill Road, Mailstop 02-3/F13, Maynard, MA 01754-1514-,
 Attention: Real Estate Law Group, or to such other address as Sublandlord shall designate in writing.

     No notice from Subtenant to Landlord shall be effective as to Sublandlord unless Subtenant delivers a copy of such notice in the manner set forth in this section to Sublandlord simultaneously with delivery of such notice to Landlord. Any notice shall be deemed duly given when delivered by hand, if so delivered and a receipt obtained, or (ii) four (4) days after being deposited with the U.S. Postal Service addressed to such address, postage prepaid, registered or certified mail, return receipt requested, or (iii) the next business day after being delivered to an overnight courier with acceptance signature required.

     16. Effect. This Sublease shall be binding upon the parties hereto and their respective successors and assigns.

     17. Applicable Law. This Sublease shall be governed by and construed in accordance with the laws of the state in which the Sublet Premises are located.

     18. Modification, etc. Neither this Sublease nor any provision hereof may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by both parties. This Sublease constitutes the entire agreement of the parties hereto with respect to the Sublet Premises.

     19. Severability. If any term or provision of this Sublease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

     20. No Waiver. No failure by Sublandlord or Subtenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent by Sublandlord during the continuance of such breach, shall constitute a waiver of any such breach or of any such term. Sublandlord's consent in one instance hereunder shall not relieve Subtenant of the requirement of obtaining Sublandlord's consent in any other instance.

     21. Broker. Sublandlord shall be responsible for paying the brokerage commissions due to Julien J. Studley, Inc. and CB Commercial Real Estate Services (the "Brokers") in connection with this Sublease. Subtenant and Sublandlord each represent and warrants to the other that it has not dealt with any broker or agent in connection with this Sublease other than the Brokers and it shall indemnify, defend (with counsel reasonably satisfactory to the indemnified party) and hold the other party hereto harmless from and against all claims, liabilities, leases, damages, costs and expenses arising from a breach of such representation and warranty.

     22. Mechanics Liens. Subtenant shall not cause or permit any liens for labor or materials to attach to the Sublet Premises as a result of any work performed by or on behalf of Subtenant, and shall immediately discharge any such liens which may so attach.

     23. Confidentiality. All terms and conditions of this Sublease shall be kept confidential by all parties and shall not be disclosed without the consent of the other parties, provided, however, that either party may disclose the terms and conditions of this Sublease to their respective legal counsels, accountants, lenders, real estate brokers, prospective purchasers, and prospective subtenants and assignees, provided that each such entity shall be instructed to keep the terms and conditions of this Sublease confidential.

    24. Abatement. Provided that Subtenant is not in default hereunder, Base Rent shall be abated for the first two months of the Sublease Term. In addition, provided that (i) Subtenant is not in default hereunder, (ii) Subtenant vacates the entire Sublet Premises at any time between July 1, 1996 and January 31, 2001, and (iii) Subtenant gives Sublandlord ninety (90) days advance written notice of such vacation, then in such event Subtenant shall be entitled to a one-time abatement of Base Rent commencing upon such vacation, and continuing for 11 months thereafter. After the commencement of this 11 month Base Rent abatement period, Subtenant shall not reoccupy the Sublet Premises prior to the end of said eleven (11) month abatement period.

    25. Quiet Enjoyment. Subject to the terms and provisions contained in this Sublease, Sublandlord covenants and agrees with Subtenant that upon Subtenant paying the Rent and observing and performing all of the terms and conditions to be observed and performed by Subtenant under this Sublease, Subtenant may peacefully and quietly enjoy the Sublet Premises during the Sublease Term without molestation or interference from Sublandlord or anyone claiming through Sublandlord.

     26. Compliance With Legal Requirements. Subtenant hereby agrees that, except as otherwise provided in this Section 26, it is relying directly on Landlord's obligations under the Prime Lease to conform the Building (other than the interior improvements and any Alterations) to all Legal Requirements of which the Building (other than the interior improvements and any Alterations) would otherwise be in violation (as provided in Article IX, Section I of the Original Lease).

     Notwithstanding the foregoing, Sublandlord shall, at its sole expense, comply with all Legal Requirements if such compliance is related to the interior improvements in the Sublet Premises in their condition as of the Commencement Date, provided however, that Subtenant, at its sole expense, shall be responsible for compliance with all Legal Requirements necessitated by Subtenant's Alterations or Subtenant's special use of the Sublet Premises.

IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed under seal by their duly authorized officers as of date first above written.

          Sublandlord:



          Name:  D. E. Sliwinski
          Title:  Manager, Property Development Center, West

          Subtenant:

          TEKNEKRON SOFTWARE SYSTEMS, INC.

          By:

          Name:  DAVID W. RICE

          Title:  EXEC. VICE PRESIDENT/CFO

                                   EXHIBIT B
                                   -------

                                Original Lease



                                     LEASE

                                    between

                            RICHARD R. KELLEY, JR.

                                  "Landlord"

                                      and

                        DIGITAL EQUIPMENT CORPORATION,
                          a Massachusetts corporation

                                   "Tenant"

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I   BASIC LEASE TERMS                                      1
            1.    Summary of Lease Provisions                      1
                  (a) Address of Demised Premises                  1
                  (b) Building                                     1
                  (c) Demised Premises                             1
                  (d) Date of Execution                            1
                  (e) Extended Term                                1
                  (f) Interior Improvements                        1
                  (g) Primary Term                                 1
                  (h) Use                                          1
                  (i) Land                                         1
                  (j) Landlord                                     1
                  (k) Landlord's Address                           1
                  (1) Base Rent                                    1
                  (m) Additional Rent                              2
                  (n) Rent During Extended Term                    2
                  (o) Tenant                                       2
                  (p) Tenant's Address                             2
                  (q) Term                                         2
                  (r) Beginning Liability Insurance Coverage
                  Amount                                           2
            2.    Exhibits                                         2
                  (a) EXHIBIT A - Demised Premises                 2
                  (b) EXHIBIT B - Interior Improvements            2
                  (c) EXHIBIT C - Legal Description of Land        2
                  (d) EXHIBIT D - Shell Improvements               2
                  (e) EXHIBIT E - Substantial Completion Notice    2
                  (f) EXHIBIT F - Subordination, Recognition and
                  Non -Disturbance Agreement                       3
                  (g) EXHIBIT G - Permitted Encumbrances           3
                  (h) EXHIBIT H - Tenant's Personal Property       3
                  (i) EXHIBIT I - Roof Space                       3

ARTICLE II - DESCRIPTION OF DEMISED PREMISES                       3

ARTICLE III - TERM                                                 3
            1.    Term                                             3
            2.    Option to Extend                                 3
            3.    Lease Commencement                               3

ARTICLE IV - RENT                                                  3
            1.    Base Rent                                        3
            2.    Payment                                          4
            3.    Base Rent During Extended Term(s)                4
            4.    Minimum Rent                                     6
ARTICLE V - OPERATING COSTS, CAPITAL EXPENDITURES AND REAL
            ESTATE TAXES                                           6
            1.    Operating Costs                                  6
                  (a) Items Included                               6
                  (b) Items Excluded                               6

                  (c) Capital Expenditures                        8
            2.    Payment Of operating Costs                      9
            3.    Annual Statement                                9
            4.    Real Estate Taxes                               10
            5.    Change in Laws                                  11
            6.    Separate Assessment                             11
            7.    Payment of Real Estate Taxes                    11
            8.    Contest                                         12
            9.    Payment in Installments                         13
            10.   Amortization                                    13
            11.   Landlord's Action                               13
            12.   Minimum Additional Rent                         13

ARTICLE VI - UTILITIES AND SERVICES                               13
            1.    Utilities and Services Provided by Landlord     13
            2.    Security                                        14
            3.    Separate Utilities                              14
            4.    Interruption of Services                        14

ARTICLE VII - USE OF DEMISED PREMISES                             15
            1.    Use                                             15
            2.    Permits                                         15
            3.    Compliance With Laws                            15
ARTICLE VIII - PREPARATION OF DEMISED PREMISES                    16
            1.    Building Shell                                  16
            2.    Interior Improvements                           16
                  (a) Construction of Interior Improvements       16
                  (b) Interior Improvement Allowance              17
            3.    Entry by Tenant                                 17
            4.    Insurance                                       18
ARTICLE IX - COMPLIANCE WITH LAW                                  19
            1.    Compliance by Landlord                          19
            2.    Compliance By Tenant                            19
            3.    Right to Contest                                19
ARTICLE X - ALTERATIONS, ADDITIONS AND IMPROVEMENTS               20
            1.    Non-Structural Alterations                      20
            2.    Structural Alterations                          20
            3.    Contractor                                      21
            4.    Performance of Work                             21
            5.    Removal                                         21
            6.    Insurance                                       21
            7.    Mechanic's Liens                                21
            8.    Notices of Non-responsibility                   22
ARTICLE XI - CONDITION, REPAIR AND MAINTENANCE OF THE
BUILDING                                                          22
            1.    Condition of Building                           22
            2.    Landlord's Responsibilities                     22
            3.    Capital Expenditures; Building Systems          23
            4.    Tenant's Responsibility                         23
            5.    Assignment of Warranties                        24

            6.  Performance of Work                               24

ARTICLE XII - DAMAGE AND DESTRUCTION                              25
            1.  Damage or Destruction                             25
            2.  Estimate                                          25
            3.  Partial Damage                                    25
            4.  Substantial Damage                                26
            5.  Uninsured Damage                                  26
            6.  Partial Uninsured Damage                          26
            7.  Substantial Uninsured Damage                      27
            8.  Rent Abatement                                    28
            9.  Damage Near End of Term                           28
           10.  Waiver                                            29

ARTICLE XIII - CONDEMNATION                                       29
            1.  Total Taking                                      29
            2.  Substantial Taking                                29
            3.  Continuance of Lease                              30
            4.  Refund of Rent; Allocation of Award               31
            5.  Cancellation and Termination Rights               31

ARTICLE XIV - SUBORDINATION, RECOGNITION, NON-DISTURBANCE AND
ATTORNMENT                                                        31
            1.  Subordination                                     31
            2.  Priority of Mortgage                              31
            3.  Existing Mortgage                                 32

ARTICLE XV-- LANDLORD'S WARRANTIES AND FINANCIAL
INFORMATION                                                       32
            1.  Warranties                                        32
            2.  Financial Information                             33
ARTICLE XVI - INSURANCE; WAIVER OF SUBROGATION                    34
            1.  Landlord's Insurance                              34
            2.  Tenant's Insurance                                34
            3.  General Requirements                              35
            4.  Waiver of Claims, Subrogation                     35
            5.  Excess Insurance Proceeds                         35
ARTICLE XVII - INDEMNIFICATION                                    35
            1.  Indemnity by Tenant                               36
            2.  Indemnity by Landlord                             36
            3.  Consequential Damacies                            36
ARTICLE XVIII - ASSIGNMENT AND SUBLETTING                         37
            1.  Assignment and Subletting                         37
            2.  Deemed Consent                                    38
            3.  Permitted Transfers                               38
ARTICLE XIX - TENANT'S PROPERTY                                   38
            1.  Tenant's Property                                 38
            2.  Removal                                           38
            3.  Waiver of Lien                                    38

ARTICLE XX - TENANT'S DEFAULT                                     39
            1.  Events of Default                                 39
            2.  Landlord's Remedies                               39
                (a) Termination                                   39
                (b) Continue Lease                                40
                (c) Right to Cure                                 41
                (d) Remedies Not Exclusive                        41
                (e) Termination, Surrender and Abandonment        41

ARTICLE XXI - LANDLORD'S DEFAULT                                  41

            1.  Landlord's Default                                41
            2.  Emergency                                         43

ARTICLE XXII - NOTICES                                            43
            1.  In Writing                                        43
            2.  Notice to Tenant                                  43
            3.  Notice to Landlord                                43

ARTICLE XXIII - QUIET ENJOYMENT                                   43
ARTICLE XXIV - HOLDING OVER                                       44
ARTICLE XXV - MEMORANDUM OF LEASE AND OPTION                      44
ARTICLE XXVI - SURRENDER OF DEMISED PREMISES                      44
ARTICLE XXVII - ESTOPPEL CERTIFICATES                             44
ARTICLE XXVIII - HAZARDOUS SUBSTANCES                             45
            1.   Definitions                                       45
            (a) "Demised Premises"                                45
            (b) "Environmental Laws"                              45
            (c) "Hazardous Substances"                            45
            (d) "Hazardous Substance on the Demised
                    Premises"                                     45
            (e) "Underground Storage Tank"                        46
            2.      Representations and Warranties                46
                    (a) Compliance with Law                       46
                    (b) Hazardous Substances                      46
                    (c) Indoor Environment                        46
                    (d) Underground Storage Tanks                 46
                    (e) PCBs                                      46
                    (f) Asbestos                                  46
            3.      Landlord's Indemnity                          47
            4.      Tenant's Obligations and Indemnity            47
ARTICLE.XXIX - RIGHT OF FIRST REFUSAL; OPTION TO PURCHASE         48
            1.      Right of First-Refusal                        48
            2.      Option To Purchase                            49
                    (a) Purchase Price                            49
                    (b) Closing                                   50
                    (c) Title                                     50
                    (d) Condition Premises                        50
                    (e) Perfection of Title or Condition          51


                (f) Use of Purchase Money                         52
                (g) Inspections                                   52
                (h) Landlord's Closing Obligations                53
                (i) Merger                                        54
                (j) Adjustments                                   54
                (k) Broker                                        54
                (l) Recording Notice of Exercise                  55
                (m) Failure to Purchase                           55
                (n) General                                       55

            3.  Exchange                                          55

ARTICLE XXX - SATELLITE DISH                                      56
            1.  Roof Space                                        56
            2.  Equipment and Cables                              56
            3.  Installation                                      56
            4.  Indemnity                                         56
            5.  Insurance                                         57
            6.  Legal Requirements                                57
            7.  Access                                            57
            8.  Taxes                                             57
            9.  No Interference                                   57

ARTICLE XXXI - ADDITIONAL PROVISIONS                              57
            1.  Broker-Commission                                 57
            2.  Landlord's Access                                 57
            3.  Signage                                           58
            4.  Binding Effect                                    58
            5.  Validity                                          58
            6.  Entire Agreement                                  58
            7.  Exhibits                                          59
            8.  Acts at Own Cost                                  59
            9.  Governing Law                                     59
           10.  Waiver/Consent                                    59
           11.  Cumulative Rights and Remedies                    59
           12.  Payment/Performance Under Protest                 59
           13.  Words and Phrases                                 60
           14.  Definition of Terms                               60
           15.  Effective Date of Lease                           60
           16.  Authority                                         60
           17.  Commencement/Expiration Dates                     60
           18.  Force Majeure                                     60
           19.  Attorney's Fees                                   61
           20.  Confidentiality                                   59


                                   ARTICLE I
                                   ---------

                               BASIC LEASE TERMS
                               -----------------

     1.  Summary of Lease Provisions. Reference in this Lease to any of the
         ---------------------------
terms listed below shall be deemed to incorporate and be a reference to the data set forth next to such term in this Article.

          (a) Address of Demised Premises: 305 Lytton Avenue, Palo Alto,
              ----------------------------
California 94301.

          (b) Building: That certain building located at 305 Lytton Avenue, Palo
              ---------
Alto, California 94301, comprised of ten thousand nine hundred and two (10,902) rentable square feet which shall be increased to eleven thousand one hundred two (11,102) square feet if Landlord completes the enclosure of certain ground-floor covered walkway space as provided in Article VIII, paragraph 1.

          (c) Demised Premises: The entire Building, plus seven (7) designated
              -----------------
parking spaces, as indicated on Exhibit A attached hereto.
                                ---------

          (d) Date of Execution: 1990.
              ------------------

          (e) Extended Term: See Article III.
              --------------

          (f) Interior Improvements: See Article VIII and Exhibit B.
              ----------------------                      ---------

          (g) Primary Term:  Twelve (12) years, commencing October 1, 1990 and
              -------------
terminating September 30, 2002.

          (h) Use: See Article VII.
              ----

          (i) Land: That certain real property, more particularly described in
              -----
Exhibit C, on which the Building is located.
---------

          (j) Landlord: Richard R. Kelley, Jr.
              ---------

          (k) Landlord's Address: c/o Premier Properties
              -------------------

                                    532 Emerson Street
                                    Palo Alto, CA 94301

          (1) Base Rent:
              ----------

              Monthly for Lease Year 1: $2.30 per
                                    rentable square foot.

          Monthly for Lease Years 2-12 As of the
                                                       commencement of
                                                       each lease
                                                       year, monthly
                                                       base rent
                                                       hereunder shall
                                                       be increased by
                                                       five (5)
                                                       percent of the
                                                       previous lease
                                                       year's base
                                                       rent.

          (m) Additional Rent: See Article IV.
              ---------------------

          (n) Rent During Extended Term: See Article III.


          (o) Tenant: Digital Equipment Corporation, a Massachusetts corporation.

          (p) Tenant's Address: Digital-Equipment Corporation, 1110 Chapel Hills
              -----------------
Drive, Colorado Springs, Colorado 80920-3995 Attention: Western-Property Development Center Manager.

          (q) Term: Primary Term and/or any Extended Term as the context may
              -----
require.

          (r) Beginning Liability Insurance Coverage Amount: $3,000,000.
              ----------------------------------------------

2.        Exhibits. The Exhibits listed below are attached hereto and are
          --------
incorporated in this Lease by reference herein.

            (a)  EXHIBIT A.- Demised Premises
                 -----------

            (b)  EXHIBIT B - Interior Improvements
                 ---------

            (c)  EXHIBIT C - Legal Description of Land
                 --------

            (d)  EXHIBIT D - shell Improvements
                 ---------

            (e)  EXHIBIT E - Substantial Completion Notice
                 ---------

            (f)  EXHIBIT F - Subordination, Recognition and Non Disturbance
                 ---------
Agreement

            (g)  EXHIBIT G - Permitted Encumbrances
                 -------

            (h)  EXHIBIT H - Tenant's Personal Property
                 ---------

            (i)  EXHIBIT I - Roof Space
                 ---------

ARTICLE II
----------

                        DESCRIPTION OF DEMISED PREMISES
                        -------------------------------

     Landlord hereby leases to Tenant and Tenant hereby takes from Landlord the entire Building, plus seven (7) designated parking spaces, as indicated on Exhibit A attached hereto.
---------

                                  ARTICLE III
                                  -----------

                                      TERM
                                      ----

     1.  Term. The term of this Lease shall be for the period set forth in
         ----
Article I hereof ("Primary Term"), except as hereinafter provided otherwise.

     2.  Option to Extend. Tenant has two (2) consecutive options to extend this
         ----------------
Lease for a term(s) of five (5) year(s) each (each an "Extended Term"), provided Tenant shall give to Landlord written notice of the exercise of (i) the first option to extend the term on or before September 30, 2001, and (ii) the second option no later than one hundred twenty (120) days prior to the expiration of the first Extended Term. Each such Extended Term shall be upon the same terms, covenants and conditions hereof, except for Base Rent.

     3.  Lease Commencement. The Primary Term shall commence on October 1, 1990
         ------------------
("Term Commencement Date"). For purposes of this Lease, each "Lease Year" shall commence on the same calendar date as the Term Commencement Date.

                                   ARTICLE IV
                                   ----------

                                      RENT
                                      ----


  1.  Base Rent. The Base Rent for the Demised Premises shall be paid in equal
      ---- -----
monthly installments as set forth in Article I of this Lease on the first day of each month during the Primary Term commencing with the Term Commencement Date (subject to abatement as described below).

Rental payments shall be made at the address set forth in Article I or at such other address as the Landlord may from time to time designate in writing. Except as otherwise specified in this Lease, all other payments required by this Lease to be made by Tenant to Landlord during the Term hereof are Additional Rent and shall be paid as elsewhere in this at the address set forth in as Landlord may from time to as otherwise specified in this by this Lease set forth. Additional Rent shall begin accruing and be payable commencing on the Term Commencement Date. Base Rent and Additional Rent are collectively referred to herein as "Rent" or "Rents."

      2.  Payment. All Rent payable by Tenant pursuant to this Lease shall be
          -------
 paid without set off, adjustment, deduction or abatement except as otherwise in this Lease provided.

      If on two consecutive occasions in any Lease Year Landlord has not received any installment of Base Rent or any other sum due from Tenant hereunder within ten (10) days after the due date thereof and Tenant has received written notice of such delinquency, then if any subsequent installment of Base Rent or any other sum due from Tenant hereunder in the same Lease Year is not received by Landlord within (i) ten (10) days after the due date thereof and (ii) five (5) days after the date of Tenant's receipt of written notice from Landlord, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount overdue, to compensate Landlord for processing and accounting charges and any other charges that may be incurred by Landlord.

      3.  Base Rent During Extended Term(s). Base Rent for any Extended Term(s)
          ---------------------------------
 shall be as hereinafter provided. During the first Lease Year of each Extended Term hereof, Base Rent for the Demised Premises shall be equal to ninety-five percent (95%) of the then current fair market rent for similar properties in downtown Palo Alto taking into account the Demised Premises as improved, and Tenant's responsibility for operating Costs and Real Estate Taxes pursuant to this Lease. If the parties fail to agree, after good faith negotiation, upon the amount of the fair market rent used to determine the Base Rent for the first Lease Year of either Extended Term on or before ninety (90) days prior to commencement thereof, the fair market rent used to determine the Base Rent for the first Lease Year of such Extended Term shall be determined by appraisal in the manner hereafter set forth.

      If it becomes necessary under this paragraph to determine the fair market rent by appraisal, not less than ninety (90) days prior to commencement of the Extended Term, Landlord and Tenant each shall appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers ("AIREA") and shall be experienced in the appraisal of rental value for commercial properties in the Palo Alto area. Such appraisers shall each determine the fair market rent for the Demised Premises taking into account the value of the Demised Premises as improved and the amenities provided by the Building, Tenant's obligation to pay operating Costs and Real Estate Taxes and prevailing comparable rentals. Such appraisers shall, within twenty (20) business days after their appointment, complete their appraisals and submit their appraisal reports to Landlord and Tenant. If the fair market rent of the Demised Premises established in the two (2) appraisals varies by five percent (5%) or less of the higher rental, the average of the two shall be controlling. If said fair market rent varies by more than five percent (5%) of the higher rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of AIREA and who shall be similarly qualified and experienced. Such third appraiser shall, within twenty
(20) business days after his appointment, determine by appraisal the fair market rent of the Demised Premises, taking into account the same factors referred to above, and submit his appraisal report to Landlord and Tenant. The fair market rent determined by the third appraiser for the Demised Premises shall be averaged with whichever of the other two appraised values is closest to that determined by the third appraiser, and said average shall be the fair market rent used to determine Base Rent pursuant to the receding paragraph. If either Landlord or Tenant fails to appoint an appraiser, or if an appraiser appointed by either of then fails, after his appointment, to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling. if the two appraisers appointed by Landlord and Tenant are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Landlord or Tenant to AIREA, which shall appoint a member of said institute willing to serve as appraiser. Each party shall be responsible for the cost of the appraiser appointed by such party hereunder and the cost of any third appraiser appointed under this paragraph shall be borne equally be Landlord and Tenant.

    The Base Rent payable during the second Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the first Lease Year of such Extended Term.

    The Base Rent payable during the third Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the second Lease Year of such Extended Term.

    The Base Rent payable during the fourth Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the third Lease Year of such Extended Term.

    The Base Rent payable during the fifth Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the fourth Least Year of such Extended Term.

    4.  Minimum Rent. Notwithstanding any other provisions of this Lease
        ------------
allowing for abatement, set-off or other reduction in Bass Rent, other than pursuant to Article VIII, Paragraph 2(b), Article XII, Paragraph 8 or Article XIII, Paragraph 4, Tenant shall be required to pay a minimum amount of Base Rent.(the "Minimum Base Rent") equal to Nineteen Thousand Dollars ($19,000) per month.

damage is hereby deemed "Partial Uninsured. If the estimated cost of the damage is over Two Hundred Fifty Thousand Dollars ($250,000) and is caused by a casualty for-which Landlord is not required to insure under Article XVI and has not otherwise elected to obtain insurance coverage, the damage is hereby deemed "Substantial Uninsured. Notwithstanding the other provisions of this
Article XII, if any damage caused by a casualty for which Landlord is not required to insure under Article XVI and has not otherwise elected to obtain insurance coverage, and is due to the negligence or wilful misconduct of Tenant or its agents, officers, employees, subtenants, assignees, guests or invitees, the repair and restoration of such casualty shall be at Tenant's expense.

     6.  Partial Uninsured Damage. If the damage is Partial Uninsured, Landlord
         ------------------------
shall deliver Tenant an Estimate and forthwith complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within one hundred thirty-five (135) days ("Partial Uninsured Damage Restoration Date"), Tenant shall have the right to terminate-this Lease on ten (10) days written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Partial Uninsured Damage Restoration Date. If Landlord does not complete the Repair and Restoration within fifteen (15) days after the date stated in the Estimate, Tenant may complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

     7.  Substantial Uninsured Damage. If the damage is Substantial Uninsured,
         ----------------------------
Landlord may elect to terminate this Lease by delivering written notice of such termination within twenty (20) calendar days after the date of the damage. If Landlord elects to terminate the Lease, then Tenant's Purchase option pursuant to Article XXIX, Paragraph 2 shall be accelerated on the following terms:

          (a) Tenant must exercise the Purchase option, if at all, by notice to Landlord within ninety (90) days after Landlord gives notice of termination;

          (b) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant exercises the Purchase option but in no event before sixty (60) days after a final damage estimate has been determined pursuant to Paragraph (c), below;

          (c) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2 (a) (i), the Base Rent for the Lease Year in which the termination occurs and by deducting the cost of repairing the damage as determined below. Landlord and Tenant shall attempt to agree on the cost of repairing the damage. If they are unable to agree within sixty (60) days after Tenant exercises the Purchase Option, each shall select a contractor or other estimator (the "Estimator") to determine the cost of repairing the damage. The Estimators shall be required to estimate such cost within thirty (30) days after their appointment. If the two cost estimates so determined do not differ by more than 10%, then the average of such two cost estimates shall be the cost of repair. If the two cost estimates differ by more than 10%, then the two Estimators shall select a third Estimator* who shall estimate the cost of repair within thirty (30) days after his appointment. The two closest of the three appraised cost estimates shall then be averaged to determine the cost of repair. The fees of each of the first two Estimators shall be borne by the party who appointed each, the fees of any third Estimator shall be borne 50% by Landlord and 50% by Tenant; and through the National Association of Independent Insurance Adjustors.

          (d) Landlord shall assign to Tenant any insurance proceeds to which Landlord is entitled with respect to the casualty giving rise to the termination, and the Purchase Price shall be increased by the amount of such proceeds, if any.

If Landlord does not elect to terminate the Lease, Landlord shall deliver to Tenant an Estimate. If the Estimate is for a period of one hundred twenty (120) days or more, Tenant shall have the right to terminate the Lease within ten (10) days after the date of receipt of Landlord's Estimate. If Tenant does not elect to terminate the Lease, Landlord shall forthwith complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within sixty (60) days after the end of the period stated in the Estimate
("Substantial uninsured Damage Restoration Date"), Tenant shall have the right to either (a) terminate this Lease on ten (10) days' written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Substantial Uninsured Damage Restoration Date; or (b) complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance Proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the

Rent payments next due, subject to payment of minimum Base Rent and Minimum Additional Rent.

     8.  Rent Abatement. From the date of such damage or destruction or
         --------------
obstruction or hindrance of Access, a proportionate part of Base Rent and Additional Rent according to the nature and extent of the Building rendered unusable by Tenant thereby shall be abated until the completion of the Repair and Restoration. In the event this Lease is terminated as hereunder provided, Tenant shall pay the Base Rent and Additional Rent apportioned to the date of such damage or destruction and thereafter Tenant shall be relieved of all further liability for the payment thereof.

     9.  Damage Near End of Term. Notwithstanding anything to the contrary in
         ------------------------
this Lease, if the Estimate is for a period extending beyond the remainder of the Term, either Landlord or Tenant may terminate this Lease upon thirty (30) days written notice to the other delivered within sixty (60) days after the date of Tenant's receipt of the Estimate, provided, however, except in the case of Uninsured Substantial Damage, Landlord may not exercise this right if Tenant has previously exercised or exercises within said sixty (60) day period its Purchase option pursuant to Article XXIX, Paragraph 2, or an option to extend the Term contained in this Lease, provided, further, however that Tenant's rights contained in paragraphs 3, 4, 6, and 7 of this Article remain in effect.

     10.  Waiver. Tenant waives the provisions of California civil Code sections
          ------
1932(2), 1933(4), 1941 and 1942 and any similar or successor statues relating to the termination of leases in the event of damage or destruction, Landlord's obligations for tenant ability and Tenant's right to make repairs and deduct the expenses of such repairs from rent, and agrees that the parties' rights and obligations in such event shall instead be governed by this Lease.

                                  ARTICLE XIII
                                  ------------

                                  CONDEMNATION
                                  ------------

     1.  Total Taking. In the event of a taking by condemnation or by the
         ------------
exercise of the power of eminent domain by a public or quasi-public authority or entity or conveyance in lieu thereof (all hereinafter referred to as "Taking") of the entire Demised Premises, this Lease shall terminate as of the earlier of
(a) the date of the vesting of title in the Taking authority or entity or (b) the date of the taking of possession by such authority or entity so as to deprive Tenant of the use thereof without the necessity for any further act or notice by either party hereto (said earlier date being herein the "Taking Date").

           2.  Substantial Taking. In the event either of the following occurs:
               ------------------
 (i) a Taking occurs of a portion of the Demised Premises or the Building such that undue hardship or substantial interference is caused in the conduct of Tenant's business operations in the Demised Premises or (ii) a Taking occurs of a portion of the Demised Premises or Building such that Tenant's access to the Demised Premises is denied or interfered with substantially, Tenant shall have the right to terminate this Lease upon written notice to Landlord given within thirty (30) days of the Taking Date, which notice shall specify the effective date of such termination, but which date shall not be more than fifteen (15) days after the date of such notice. In the event that a Taking occurs of a substantial portion of the Building resulting in undue hardship or substantial interference the conduct of business operations in the Building, Landlord shall waive the right to terminate this Lease upon written notice to Tenant given within thirty (30) days of the Taking Date, which notice shall specify the effective date of such termination, but which date shall not be more than fifteen (15) days after the date of such notice. If Landlord elects to terminate the Lease, then Tenant's Purchase Option pursuant to Article XxIX, Paragraph 2 shall be accelerated on the following terms:

           (a) Tenant must exercise the Purchase option, if at all, by notice to Landlord within ninety (90) days after Landlord gives notice of termination;

           (b) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant exercises the Purchase option;

           (c) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2 (a) (i), the scheduled Base Rent for the Lease Year in which the termination occurs; and

           (d) The Purchase Price shall be reduced as provided in Article XXIX, Paragraph 2 (e) (iii) (B)

      3.  Continuance of Lease. In the event this Lease is not cancelled and
          --------------------
 terminated as a result of a Taking:. (i) Base Rent and Additional Rent payable hereunder shall abate from the Taking Date; such abatement in Base Rent and Additional Rent shall be in proportion to the amount of the Demised Premises subject to a Taking (and shall be permanent in the case of divestiture of title); (ii) Landlord shall commence the work of repairing and restoring the Building to a complete architectural unit and the work of restoring the remainder of the Demised Premises as nearly as possible to the condition existing immediately prior to the Taking and to restore Tenant's access to the Building and Demised Premises or provide alternative access thereto, all such work including the planning to be commenced promptly following the Taking Date, and shall complete such work within one hundred twenty (120) days after the Taking Date. If Landlord fails to complete the work of repair and restoration within one hundred thirty-five (135) days after the Taking Date ("Final Work Date"),

Tenant shall have the right to either (a) terminate this Lease by written notice given to Landlord within ten (10) days after the Final Work Date effective on the date specified in the notice which date shall not be more than ten (10) days from the date of the notice; or (b) complete the repair and restoration for Landlord's account. If Tenant completes the repair and restoration, Tenant shall be entitled to receive any condemnation award available for such purpose in excess of those required to reimburse Landlord for the repair and restoration undertaken by Landlord. If the amount expended by Tenant to complete the repair and restoration (subject to the limit provided above) exceeds the condemnation award available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent. Landlord shall use its best efforts to obtain and retain the maximum amount of condemnation award available for reconstruction of the Premises in accordance with this paragraph 3.

     4.  Refund of Rent; Allocation of Award. In event of a Taking: (i) Tenant
         -----------------------------------
shall, within ten (10) days after the effective date of the termination of this Lease or after the effective date of abatement of Base Rent and Additional Rent, as the case may be, receive a refund from Landlord of the appropriate Base Rent and Additional Rent amount paid by Tenant for any period subsequent to the effective date of termination or abatement, (ii) Landlord shall be entitled to receive the entire condemnation award; provided, however, that Tenant may pursue a separate claim against the condemning authority for Tenant's moving expenses, the value of Tenant's leasehold estate, the value of Tenant's trade fixtures and equipment and any interruption or damage to Tenant's business, and (iii) Landlord shall pay to Tenant promptly after receipt thirty percent (30%) of any amount by which (a) any condemnation award received by Landlord exceeds (b) the cost of repairing and restoring the Demised Premises as required pursuant to paragraph 3 of this Article XIII plus the Purchase Price that would apply pursuant to Article XXIX, Paragraph 2(a) if computed using the scheduled Base Rent for the Lease Year immediately following the Lease Year in which the Taking occurs.

     5.  Cancellation and Termination Rights. Landlord and Tenant may exercise
         ------------------------------------
any rights of cancellation and termination herein granted even though their respective right, title, or interest may have been taken or divested.

                                  ARTICLE XIV
                                  -----------

SUBORDINATION, RECOGNITION, NON-DISTURBANCE AND ATTORNMENT
----------------------------------------------------------

     1. Subordination. This Lease (including Tenant's Purchase Option pursuant
        -------------
to Article XXIX, Paragraph 2) shall be subject
  and subordinate to the lien of any mortgage or deed of trust ("Mortgage") of all or a portion of the fee interest of the Demised Promises to (i) any institute or entity which in the ordinary course of its business extends financing secured by real estate, including without limitation, lending, thrift or banking institutions, pension funds or insurance companies, or (ii) individuals who have at least five (5) years experience in the management or development of real property and have a net worth of at least Five Million Dollars ($5,000,000) ("Mortgagee"), to provide construction and/or permanent financing and any renewals, modifications or extensions thereof, provided that the total liens on the Property pursuant to all Mortgages shall not exceed eighty percent (80%) of the Purchase Price which would apply pursuant to Article XXIX, Paragraph 2(a), if computed using the Base Rent in effect at the time any such additional Mortgage is granted, and that a Subordination, Recognition and Non-Disturbance Agreement substantially in the form of Exhibit
                                                                         -------
  F attached hereto and with such additional provisions as are reasonably
  --
  required by the Mortgagee, is executed acknowledged and delivered by such Mortgages to Tenant.

      Tenant shall execute and send to Landlord any such Agreement within fifteen (15) days of receipt of same if such Agreement contains substantially the provisions set forth in Exhibit F and such additional provisions as are
                              ---------
  reasonably required by the Mortgagee, or within fifteen (15) days after agreement of the parties to said Agreement of the contents of same.

      2.  Priority of Mortgage. If the holder of any Mortgage of the Land and/or
          ---------------------
  Building requires that this Lease have priority over such Mortgage, Tenant shall, upon request of such holder, execute, acknowledge and deliver to such holder an agreement acknowledging such priority.

      3.  Existing Mortgage. In the event of the existence of any Mortgage at
          -----------------
  the time this Lease is executed and to which this Lease would be subordinate, Landlord shall obtain the type of agreement mentioned in this Article in favor of Tenant. If such agreements with respect to existing Mortgages are not obtained within fifteen (15) days after the Execution Date, Tenant may terminate this Lease by written notice to Landlord at any time within forty-five (45) days after the Date of Execution.

                                  ARTICLE XV
                                  ----------

        LANDLORD'S-WARRANTIES AND INFORMATION
        -------------------------------------

      1.  Warranties. To induce Tenant to execute this Lease, and in
          ----------
  consideration thereof, Landlord warrants and represents and covenants and agrees as follows;

      (a) Landlord is the fee owner of the Land and the Building.

      (b) On the Date of Execution of this Lease, there are no liens, restrictions or encumbrances placed upon the Building or Land other than those shown on Exhibit G ("Permitted Encumbrances").
                                   ---------
Landlord further represents to its best knowledge that none of the liens, restrictions or encumbrances listed on Exhibit G does or shall materially
                                       -------
adversely affect Tenant's use and occupancy of the Demised Premises. Landlord agrees that it shall not consent or agree to the creation of, and shall not itself create, any liens and encumbrances on the Building or Land except for the Permitted Encumbrances and the Mortgages permitted pursuant to Article XIV, Paragraph I and except for those to which Tenant consents in advance or which do not materially adversely affect Tenant's use and occupancy of the Demised Premises or the value of the Building or the Land.

          (c) To Landlord's best knowledge, the Land and Building are in compliance with zoning, setback and other landuse laws, ordinances, rules and regulations, and there are no restrictions or other legal impediments either imposed by law (including applicable zoning and building ordinances ) or by any instrument, which would prevent Tenant from using the Building for the uses and in the manner contemplated in Article VII of this Lease.

          (d) This Lease, the Building and the Shell Improvements, when and as constructed, shall not be in violation of the provisions of any instrument executed by Landlord or any instrument which places any restrictions and burdens on the Land and/or Building.

          (e) Landlord holds all easements required to provide for access or utilities to the Building as such access and utilities are currently used.

          (f) On the Date of Execution of this Lease, (a) Landlord is not in default under any lease of the Land or Building, or any other agreement affecting the Land or the Building or any Mortgage which encumbers the Land or the Building, (b) this Lease and the Permitted Uses hereunder do not and will not constitute a violation of any such lease or Mortgage, and (c) all consents or approvals required by the terms of any such lease or Mortgage for this Lease have been duly obtained by Landlord.

     If Landlord breaches any of the representations or warranties listed above or in the event any such representation or warranty proves to be false in any material respect, Tenant shall have the right, at its option, in addition to any other right hereunder or at law or equity, to terminate this Lease without liability therefor if Landlord does not cure such breach or falsity to Tenant's reasonable satisfaction within the period prescribed in Article XXI, Section 1 and if such breach has a material adverse effect on Tenant's use and occupancy of the Building or to cure such breach as provided in Article XXI.

           2.  Financial Information. Landlord will provide to Tenant within
               ---------------------
 sixty (60) days after the close of each calendar year during the Term of this Lease (including any extensions) a balance sheet for Landlord prepared by a certified public accountant, which fairly and accurately represents Landlord's assets and liabilities as of the end of such calendar year. Landlord shall also give written notice to Tenant if at any time there is a material adverse change in Landlord's financial position from that reported in the most recent annual balance sheet provided to Tenant, and Landlord shall include in such notice a description of the change. If, upon review of such balance sheet or such notice of change, Tenant reasonably concludes that Landlord's financial status has been materially impaired in a manner which would adversely affect the ability of Tenant to enforce its Purchase Option pursuant to Article XXIX, Paragraph 2 of this Lease, then Tenant's Purchase Option pursuant to Article XXIX, Paragraph 2 shall be accelerated on the following terms:

           (a) Tenant must exercise the Purchase Option, if at all, by notice to Landlord within sixty (60) days after receiving Landlord's balance sheet or notice of change;

           (b) Tenant's notice of exercise of the Purchase option shall contain a statement of the basis for Tenant's conclusion that Landlord's financial status has been materially impaired in a manner which would adversely affect the ability of Tenant to enforce its Purchase option;

           (c) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant exercises the Purchase Option;

           (d) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2 (a) (i), the scheduled Base Rent for the Lease Year in which Tenant exercises the Purchase Option.


                                  ARTICLE XVI
                                  -----------

                        INSURANCE, WAIVER OF SUBROGATION
                        --------------------------------

      1.  Landlord's Insurance. Landlord shall obtain and maintain throughout
          --------------------
 the Term the following insurance coverage, the cost of which shall be an operating Cost:

           (a) Fire and extended coverage insurance, including all risk of physical loss and damage, upon the Building and the Common Area on a full replacement basis as reasonably determined by Landlord and consented to by Tenant, such consent not to be unreasonably withheld;

           (b) Comprehensive liability coverage with respect to the Building and the Common Area throughout the Term with combined single limit coverage of Dollars ($3,000,000), and said policy shall contain a contractual liability endorsement insuring Landlord's indemnity under this Lease.

     Landlord shall, on the Term Commencement: Date (and thereafter within thirty (30) days after Tenant's request), deliver certificates of such policies to Tenant evidencing the coverage required hereunder, which shall provide that the insurance indicated therein shall not be materially changed, cancelled or non-renewed without at least thirty (30) days prior written notice to Tenant.

     2.  Tenant's Insurance. The Tenant shall maintain comprehensive general
         ------------------
liability insurance, including contractual liability endorsement, with respect to the Demised Premises throughout the Term with combined single limit coverage of Three Million Dollars ($3,000,000). The Tenant shall deliver to the Landlord within thirty (30) days of Landlord's request a certificate evidencing the aforesaid coverage issued by insurance companies authorized to do business in the state wherein the Demised Premises are located and providing that the insurance indicated therein shall not be materially changed, cancelled or non-renewed without at least thirty (30) days prior written notice to Landlord.

     3.  General Requirements. Each party shall give prompt notice to the other
         --------------------
party of all losses, damages, or injuries to any person or to property of Tenant, Landlord or third persons which may be in any way related to the Lease and for which a claim might be made against the other party. Each party shall promptly report to the other party all such claims of which the first party has notice, whether related to matters insured or uninsured. No settlement or payment for any claim for loss, injury or damage or other matter as to which either party may be charged with an obligation to make any payment or reimbursement, shall be made by either party without the written approval of the other party. Both parties shall assist and cooperate with any insurance company in the adjustment or litigation of all claims arising under the terms of this Lease. In the event of any damage or destruction caused by a casualty for which Landlord is required to maintain insurance under this Article XVI, Landlord shall use its best efforts to obtain and retain the maximum amount of insurance proceeds available for application to the cost of Repair and Restoration.

     4.  Waiver of Claims, Subrogation. Landlord and Tenant hereby waive all
         -----------------------------
causes and rights of recovery against each other, their agents, officers and employees for any loss occurring to the real or personal property of Landlord or Tenant, regardless of cause or origin, to the extent of any recovery from any policy(s) of insurance. Landlord and Tenant agree that any policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the insured to recover thereunder.

     5.  Excess-Insurance Proceeds. Landlord shall pay to Tenant promptly after
         -------------------------
 completing repair and restoration of any insured casualty thirty percent (30%) of any amount by which any proceeds received by Landlord with respect to the Land and/or Building from casualty insurance required to be carried by Landlord pursuant to paragraph I of this Article XVI exceed the cost of repair and restoration of such casualty.

                                  ARTICLE XVII
                                  ------------

                                INDEMNIFICATION
                                ---------------
    1. Indemnity by Tenant. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all suits claims, and demands arising out of injury or damage occurring at the Demised Premises because of the negligence or willful acts of Tenant, its agents, servants, employees, or Invitees, because of Tenant's breach of any obligation under this Lease, or because of any other occurrence for which Tenant is required to maintain insurance coverage under this Lease.

    If Landlord is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Tenant of Landlord as provided above, Landlord shall give prompt written notice thereof to Tenant. Landlord shall immediately forward to Tenant every demand, notice, summons or other process received by Landlord or its representatives.

    Tenant has the exclusive right and obligation to defend any claim, action, or proceeding wherein Landlord is entitled to indemnification under the provisions of this Article, but Tenant may settle any such claim, action, or proceeding only with Landlord's prior written consent or approval, which shall not be unreasonably withheld. Landlord will fully cooperate with Tenant in the defense or settlement of any claim, action or proceeding.

    2.  Indemnity by Landlord. Landlord shall defend, indemnify and hold Tenant
        ---------------------
harmless from and against any and all suits, claims, and demands arising out of injury or damage occurring at the Demised Premises or the Building because of the negligence or willful acts of Landlord, its agents, servants, employees, or invitees or because of Landlord's breach of any obligation under this Lease.

    In the event Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Landlord of Tenant as provided above, Tenant shall give prompt written notice thereof to Landlord. Tenant shall immediately forward to Landlord every demand, notice, summons or other process received by Tenant or its representatives.

     Landlord has the exclusive right and obligation to defend any claim, action, or proceeding wherein Tenant is entitled to indemnification under the provisions of this Article, but Landlord may settle any such claim, action or proceeding only with Tenant's prior written consent or approval, which shall not be unreasonably withheld. Tenant will fully cooperate with Landlord in the defense or settlement of any claim, action, or proceeding.

     3.  Consequential Damages. Each party hereby waives any and all claims it
         ---------------------
may have against the other party for consequential damages arising out of the act or omission or breach or alleged breach of this Lease by such other party.


                                 ARTICLE XVIII
                                 -------------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     I.  Assignment and Subletting. Landlord hereby grants to Tenant the right
         -------------------------
to sublet any portion of the Demised Premises throughout the Term, including extensions thereof, and without first obtaining Landlord's consent, provided that (a) the use made of the Demised Premises by any sublessee is permitted under Article VII of this Lease, and (b) Tenant remains primarily liable for and retain management and control over the performance of any and all maintenance, repair or restoration which Tenant is required or permitted to perform pursuant to the terms of this Lease. Landlord hereby grants to Tenant the right to assign this Lease throughout the Term, including extensions thereof, provided Tenant first obtains Landlord's consent to such assignment in writing. Landlord's consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, it shall be reasonable for Landlord to deny consent to a proposed assignment (a) if the use to be made of the Demised Premises by the proposed assignee would be prohibited by this Lease, or (b) if the financial condition of the proposed assignee is not reasonably satisfactory to Landlord. Landlord's consent or refusal of consent shall be in writing and, if Landlord refuses consent, the reasons for such refusal are to be stated with particularity. Landlord's consent to an assignment shall be accompanied by a statement addressed to Tenant and the assignee, upon which statement Tenant and the assignee may conclusively rely, stating that Tenant-is not in default under the Lease (or setting forth in what respects Tenant is in default), that this Lease has not been amended or modified (or setting forth such amendments or modifications), the expiration date of this Lease, and the date to which Rent has been paid to Landlord hereunder. Any permitted assignment shall not be effective unless and until the assignee delivers to Landlord an express assumption by the assignee of all of Tenant's liabilities and obligations pursuant to this Lease.

Tenant shall be relieved of liability for its obligations pursuant to this Lease only if (a) the permitted assignee is a corporation with a net worth (as reflected in its audited financial statements issued as of a date no more than ninety (90) days prior to the effective date of the assignment) of at least Twenty Million Dollars ($20,000,000) and (b) the holder of the mortgage having first priority on the Land and Building consents to such release, such consent not to be unreasonably withheld. In the case of any other assignment or subletting, regardless of whether Landlord consents to such assignment or subletting, Tenant shall remain fully liable for all of its obligations pursuant to this Lease.

     2.  Deemed Consent. If Landlord does not respond to the written request for
         --------------
such consent within fifteen (15) days after the date of such request from Tenant, Landlord consent is hereby deemed given.

     3.  Permitted Transfers. Notwithstanding anything to the contrary herein
         -------------------
contained Tenant may assign or sublet all or any portion(s) of the Demised Premises at any time to a subsidiary of Tenant, to the entity with which or into which Tenant may merge, whether or not Tenant is the survivor of such merger, or to any affiliate of Tenant without the need for Landlord's consent to such assignment or subletting. For purposes of this Lease, the term "affiliate" means any corporation which directly or indirectly controls, is controlled by, or is under common control with Tenant. In the event of any such assignment or subletting, Tenant shall remain fully liable for all of its obligations pursuant to this Lease.


                                  ARTICLE XIX
                                  -----------

                               TENANT'S PROPERTY
                               -----------------

     1.  Tenant's Property. Tenant's trade fixtures and personal property
         -----------------
described on Exhibit H attached hereto (collectively, "Tenant's Property")
             ---------
however installed or located on the Demised Premises shall be and remain the property of Tenant and may be removed at any time and from time to time during the Term, except that Tenant may not remove any portions of Tenant's Property which are incorporated in the HVAC system or electrical, plumbing or mechanical systems of the Building and installed by or at the expense of the Tenant prior to the completion of the Interior Improvements. Tenant shall be entitled to all depreciation and other tax benefits incidental to the ownership of Tenant's Property. Tenant shall repair any damage caused by such removal or installation.

     2.  Removal. Upon the expiration or termination of this Lease, Tenant will
         -------
remove Tenant's Property from the Demised Premises. If within ten (10) days after such expiration or termination, Tenant shall not have removed same, it shall be deemed abandoned, whereupon Landlord shall remove and store the same in accordance with applicable law* including Tenant's right to redeem the same. Tenant shall pay to Landlord upon demand the reasonable costs and expenses incurred, by Landlord in removing and storing Tenant's Property and shall pay the reasonable cost of repairing any damage caused to the Demised Premises by the removal of same.

     3.  Waiver of Lien. In no event (including a default under this Lease)
         ---------------
shall Landlord have any lien or other security interest in any of Tenant's Property located in the Demised Premises or elsewhere and Landlord hereby expressly waives and releases any such lien or other security interest however created or arising.



                                   ARTICLE XX
                                   ----------

                                TENANT'S DEFAULT
                                ----------------

     1.  Events of Default. Tenant shall be deemed in default of this Lease if
         -----------------
any of the following occur:

          (a) If Tenant shall default in the payment of Rent and shall fail to cure said default within ten (10) days after receipt of written notice of said default from the Landlord; or

          (b) if Tenant shall default in the performance or observance of any other agreement or condition of this Lease to be performed or observed by Tenant, and if Tenant shall fail to cure said default within ninety (90) days after receipt of written notice of said default from Landlord (or if said default cannot reasonably be cured within ninety (90) days, if Tenant fails to commence to cure said default within ninety (90) days after receipt of written notice thereof and thereafter diligently prosecute the cure to completion); or

          (c) if Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any arrangement, composition, liquidation or dissolution under any present or future Federal, State, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or of the Demised Premises, or shall make any general assignment for the benefit of creditors, or shall admit in waiting its inability to pay its debts generally as they become due; or

          (d) if a court shall enter an order, judgment or decree approving a petition filed against the Tenant seeking any arrangement, composition, liquidation, dissolution or similar relief under the present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated or unstayed for sixty (60) days.

     2.  Landlord's Remedies. In the event of any such default by Tenant,
         -------------------
Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the right to do the following:

          (a) Termination. In the event of any default by Tenant, then after
              -----------
complying with Code of civil Procedure section 1161, Landlord may immediately terminate this Lease and Tenant's right to possession of the Demised Premises by giving Tenant written notice that this Lease is terminated, in which event this Lease shall terminate and Landlord may recover from Tenant:

          (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

          (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (iv) any reasonable expenses incurred by Landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including warehouse charges), with putting the Demised Premises into the condition required under
Article XXVI of the Lease, and with any reletting, including but without limitation, reasonable attorney's fees and broker's fees, but excluding the cost of any additional interior improvements or tenant rent concessions. All monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of Rent and all other payments due from Tenant to the Landlord under this Lease. In no event shall Tenant be liable for consequential damages to Landlord and Landlord shall have no right to recover damages under Civil Code section 1951.2 (a) (4) Landlord shall use its best efforts to relet the Demised Premises by actively offering the same for rent in order to mitigate damages which may be incurred because of Tenant's default; or

          (b) Continue Lease. Have this Lease continue in effect for so long as
              --------------
Landlord does not terminate this Lease and Tenant's right to possession of the Demised Premises, in which event Landlord shall have the right to enforce all of Landlord's rights and remedies under this Lease, including the right to recover all rentals payable by Tenant under this Lease as they become due.

          As used in subparagraphs 2 (a) (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in subparagraph 2 (a) (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (c) Right to Cure. If Tenant shall at any time fail, after written
              -------------
notice and the expiration of any applicable grace period, to perform any obligation required of Tenant hereunder, then Landlord may, at its option, and upon giving written notice to Tenant, perform such obligation to the extent Landlord deems reasonably necessary, and may pay any and all reasonable expenses incidental thereto. No such action by Landlord shall be deemed a waiver by Landlord of any of Landlord's rights or remedies, or a release of Tenant from performance of such obligation. All sums so paid by Landlord shall be due and payable by Tenant to Landlord within Twenty (20) days after the date of Landlord's invoice therefor. Landlord shall have the same rights and remedies for the nonpayment of any such sums as for default by Tenant in the payment of Rent.

          (d) Remedies Not Exclusive. No remedy or election hereunder shall be
              ----------------------
deemed exclusive but shall wherever possible be cumulative with all other remedies available; provided, however, nothing contained herein shall permit Landlord to recover consequential damages as a result of Tenant's default hereunder.

          (e) Termination, Surrender and Abandonment. No acts or conduct of
              --------------------------------------
Landlord, including, without limitation, efforts to relet the Demised Premises, an action in unlawful detainer or service of notice upon Tenant or surrender of possession by Tenant pursuant to such notice or action, shall extinguish the liability of Tenant to pay rent or other sums due hereunder or terminate this Lease, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. No act or conduct of Landlord, including the acceptance of the keys to the Demised Premises, other than a written acknowledgement of acceptance of surrender signed by Landlord, shall be deemed to be or constitute an acceptance of the surrender of the Demised Premises by Tenant prior to the expiration of the Lease term. The surrender of this Lease by Tenant, voluntarily or otherwise, shall, at Landlord's option, operate as an assignment to Landlord of any and all existing assignments and subleases, or, except for any assignments which are permitted or which Landlord has given consent in accordance with Article XVIII, Landlord may elect to terminate any or all of such assignments and subleases by notifying the assignees and sublessees of its election within fifteen (15) days after such surrender.

                                  ARTICLE XXI
                                  -----------

                               LANDLORD'S DEFAULT
                               ------------------

      1. If Landlord Shall default in the performance or observance of any agreement, obligation, or condition in this Lease requiring the payment of money and shall not cure such default within ten (10) days after receipt of written notice thereof from Tenant or if Landlord shall default in the performance or observance of any agreement, obligation or condition in this Lease other than one requiring the payment of money and shall not cure such default within thirty (30) days after receipt of written notice thereof from Tenant (or if such cure cannot reasonably be effected within thirty (30) days, shall not within said period commence to cure and thereafter prosecute the curing of such default to completion with due diligence), Tenant may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Landlord. In effecting such cure, Tenant may, without limitation, hire repairman, pay bills, and generally perform any other act which Landlord is required to perform hereunder. All costs incurred by Tenant in curing such default shall be paid to the applicable party by Landlord. If, however, Tenant pays any costs or expenses on account of such cure, Landlord shall immediately reimburse Tenant on demand for such payments. If Landlord has not made such reimbursement to Tenant by the date Base Rent or Additional Rent is next due, Tenant may deduct such amounts from Base Rent or Additional Rent until Tenant has been fully reimbursed, provided that Tenant shall continue to pay in any event the Minimum Base Rent required under Article IV, Paragraph 4 and the Minimum Additional Rent required under Article V, Paragraph 12.

      If Tenant has cured a default of Landlord and is entitled to a set-off against Rent (whether pursuant to this Article XXI, Paragraph I or any other provision of this Lease), and the amount to be recovered by set-off exceeds One Hundred Thousand Dollars ($100,000), Tenant may require Landlord to execute, acknowledge and deliver to Tenant an interest-free promissory note in the total principal amount of the reimbursement due Tenant, payable in installments corresponding to the portions of Rent payments which Tenant is entitled to set-off but subject to acceleration and full reimbursement upon the Close of Escrow for Tenant's purchase of the Land and Building pursuant to its Purchase Option if exercised, as well as a deed of trust on the Land and Building securing such note.

      If Tenant has cured a default of Landlord and is entitled to a set-off against Rent (whether pursuant to this Article XXI, Paragraph 1 or any other provision of this Lease), and the amount to be recovered by set-off is such that Tenant would not recover the full amount within the remaining original Term of this Lease, then Tenant may accelerate its Purchase Option pursuant to Article, XXIX, Paragraph 2 on the following terms:

          (a) Tenant must exercise the Purchase option, if at all, by notice to Landlord within sixty (60) days after set-off of Rent commences;

          (b) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant exercises the Purchase Option;

          (c) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2 (a) (i), the scheduled Base Rent for the Lease Year in which Tenant exercises the Purchase option.

          2.  Emergency. In the event of an emergency which threatens imminent
              ---------
 injury to persons or material damage to property, Tenant may use any means including, without limitation, telephone to notify Landlord of such emergency. Tenant shall have no other obligation to act with respect to such emergency, but Tenant shall have the right to commence cure pursuant to Paragraph 1 of this Article XXI immediately without waiting for Landlord to commence cure.

                                  ARTICLE XXII
                                  ------------
                                    NOTICES
                                    -------
     1.  In Writing. All notices, demands, requests and other instruments which
         ----------
 may or are required to be given by either party to the other under this Lease shall be given in writing.

     2.  Notice to Tenant. All notices, demands, requests and other instruments
         ----------------
 from Landlord to Tenant shall be deemed to have been given upon receipt if sent by United States Registered or Certified Mail, postage prepaid, return receipt requested, or by overnight courier service, addressed to the Tenant at Tenant's Address with a copy to Tenant at 111 Powdermill Road, Maynard, Massachusetts, 01754, Attention; General Counsel.

     3.  Notice to Landlord. All notices, demands, requests and other
         ------------------
 instruments from Tenant to Landlord shall be deemed to have been properly given upon receipt if sent by United States Registered or Certified Mail, postage prepaid, return receipt requested, or by overnight courier service, addressed as follows:

               Richard R. Kelley, Jr.
               314 Raymundo Way
               Woodside, California 94025
with a copy to:

                Premier Properties
                532 Florence Street
                Palo Alto, California 94301

                                 ARTICLE XXIII
                                 -------------

                                QUIET ENJOYMENT
                                ---------------
     Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises demised hereby.

                                  ARTICLE XXIV
                                  ------------

                                  HOLDING OVER
                                  ------------
     If Tenant or anyone claiming under Tenant shall remain in possession of the Demised Premises or any part thereof after expiration of the Term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, such possession shall be deemed a month to month tenancy under all the terms, covenants and conditions of this Lease except that such tenancy may be terminated upon thirty (30) days written notice from one party to the other. It is hereby agreed by and between Landlord and Tenant that if Tenant or anyone claiming under Tenant leaves any property in the Demised Premises at the expiration of the Term or any renewal or extension thereof, such shall not constitute a holding over by Tenant.


                                  ARTICLE XXV
                                  -----------

                         MEMORANDUM OF LEASE AND OPTION
                         ------------------------------

     At the time of the execution of this Lease, Landlord and Tenant shall execute an instrument in recordable form containing those provisions including but not limited to the Term, the commencement and expiration date, and such other information as necessary to satisfy notice of lease statute of the state where the Demised Premises are located. Tenant may record the same.


                                 ARTICLE XXVI
                                 ------------

                         SURRENDER OF DEMISED PREMISES
                         -----------------------------

     Tenant shall, at the expiration of the Term of this Lease, peaceably yield up to Landlord the demised Premises in good repair in all respects, damage by fire or other casualty (unless

Tenant is responsible for such damage pursuant to the terms of this Lease), reasonable wear and tear, or other conditions for which Tenant is not responsible under this Lease excepted.


                                 ARTICLE XXVII
                                 -------------

                             ESTOPPEL CERTIFICATES
                             ----------------------

     Upon the request of either party, at any time and from time to time, Landlord and Tenant agree to execute and deliver to the other within fifteen
(15) business days after receipt of such request, a written instrument, duly executed and (i) certifying that this Lease has not been modified and is in full force and effect or, if there has been a modification of this Lease, that this Lease is in full force and effect as modified, stating such modifications; (ii) specifying the date to which the Rent has been paid; (iii) stating whether or not to the best knowledge, information and belief of the party executing such instrument, the other party hereto is in default and, if such party is in default, stating the nature of such default; (iv) stating the Term Commencement Date; and (v) stating which options to extend the Term have been exercised, if any.


                                 ARTICLE XXVIII
                                 --------------

                              HAZARDOUS SUBSTANCES
                              --------------------

     1.   Definitions.
          -----------

          (a) "Demised Premises" includes, for purposes of this Article only,
               -----------------
the Building, other improvements and the Land on which they are located.

          (b) "Environmental Laws" shall mean all federal, state and local
              --------------------
statutes, laws, ordinances, rules and regulations and judicial and administrative orders, rulings and decisions relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.


          (c) "Hazardous Substances" means any chemical, substance, waste,
              ----------------------
material, gas or emission which is deemed hazardous, toxic, a pollutant or contaminant, under any federal, state or local statute, law, ordinance, rule, regulation, or judicial or administrative order or decisions, now or hereafter in effect, or which have been shown to have significant adverse effects on human health or the environment. "Hazardous Substances" include, but are not limited to, petroleum and petroleum products, asbestos, po-lychlorinated biphenyls (PCBs) and radon gas.


          (d) "Hazardous Substance on the Demised Premises" means any Hazardous
              ---------------------------------------------
Substance present in or on the Demised Premises including, without limitation, in or on the surface or beneath the Demised Premises, the surface water or groundwater, and in or on any improvement or part thereof at or beneath the surface of the Demised Premises.

          (e) "Underground Storage Tank" means any one or combination of tanks
              ---------------------------
(including underground pipes connected thereto), the total volume of which (including the volume of the underground pipes connected thereto) is ten percent 10% or more beneath the surface of the ground.)

     2.  Representations and Warranties. To induce Tenant to execute this Lease,
         ------------------------------
and in consideration thereof, Landlord warrants and represents that, to Landlord's knowledge on the Date of Execution, without any inspection or investigation having been undertaken by Landlord to confirm such matters:

          (a) Compliance with Law. Except as otherwise disclosed in writing to
              -------------------
Tenant, all activities on the Demised Premises undertaken by Landlord or its employees and agents have been undertaken in full compliance with all Environmental Laws. Landlord has disclosed to Tenant all threatened or pending litigation or administrative actions relating to the use or disposal of Hazardous Substances on the Demised Premises.

          (b) Hazardous Substances. Except as otherwise disclosed in writing to
              --------------------
Tenant, no Hazardous Substances are in or on the Demised Premises, no Hazardous Substances are being released into the environment by Landlord from, in, or on, the Demised Premises, Landlord has not arranged for the off-site disposal of any Hazardous Substances generated on the Demised Premises, nor have wastes from Hazardous Substances been generated, treated or disposed of on the Demised Premises during Landlord's ownership of the Demised Premises.

          (c)  Indoor Environment. The air and water supplies of the Demised
               ------------------
Premises do not release, circulate or introduce any substances that pose a hazard to human health or an impediment to working conditions. Landlord has not taken, or caused to be taken, any action with respect to the air and water supplies of the Demised Premises that would release, circulate, or introduce any substances that pose a hazard to human health or an impediment to working conditions.

          (d) Underground Storage Tanks. There are no Underground Storage Tanks
              -------------------------
on the Demised Premises.

          (e) PCBs. There are no transformers, capacitors, switches, or other
              -----
equipment on the Demised Premises which contain PCBs.

          (f) Asbestos. Except as otherwise disclosed in writing by Landlord to
              --------
Tenant, there is no asbestos currently located on or about the Demised Premises.

    Notwithstanding anything to the contrary stated herein, all representations contained in this paragraph 2 shall continue to be valid for the entire Term of the Lease. In the event (i) Landlord breaches any of the representations or warranties listed above, or (ii) any such representation or warranty proves to be false, then in each of the foregoing instances, (x) Landlord shall remedy such breach at Landlord's expense, (y) on the fifth (5th) day after Tenant gives Landlord written notice of the breach or falsity, Rent shall abate in full until the breach is remedied, and on the thirtieth (30th) day after Tenant gives Landlord written notice of the breach or falsity, Tenant shall have the additional right, at its option and in addition to any other right hereunder or at law or in equity, to terminate this Lease without liability therefor. Notwithstanding the foregoing, Tenant shall not be entitled to abate rent or to terminate this Lease as a result of the presence upon or about the Demised Premises of any Hazardous Substance which presence is disclosed to Tenant in writing by Landlord prior to the execution hereof.

     3.  Landlord's Indemnity. Landlord, its employees, agents, contractors,
         --------------------
guests, invitees or licensees, shall not generate, store, dispose of, release or otherwise handle any Hazardous Substance on the Demised Premises in any fashion contrary to Environmental Laws. Landlord shall remove, cleanup and remedy any Hazardous Substance on or under the Demised Premises to the extent required by Environmental Law unless such Hazardous Substance resulted from the generation, storage, treatment, handling, transportation, disposal, or release by Tenant, its employees, agents, contractors, guests, invitees or licensees. Landlord agrees to defend, indemnify and hold harmless Tenant, its officers, directors, employees and agents, from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, litigation costs, and cleanup costs, asserted against or incurred by Tenant at any time and from time to time by reason of or arising out of the presence of any Hazardous Substance on the Demised Premises unless such Hazardous Substance resulted from the generation, storage, treatment, handling, transportation, disposal, or release by Tenant, its employees, agents, contractors, guests, invitees or licensees. The foregoing obligation of Landlord shall survive the expiration or sooner termination of this Lease.

     4.  Tenant's Obligations and Indemnity. Tenant, its employees, agents,
         ----------------------------------
contractors, subtenants, assignees, guests, invitees or licensees, shall not generate, store, dispose of, release or otherwise handle any Hazardous Substance on the Demised Premises in any fashion contrary to Environmental Laws. Tenant shall remove, cleanup and remedy any Hazardous Substance on or under the Demised Premises to the extent required by Environmental Law provided that such Hazardous Substance resulted from the generation, storage, treatment, handling, transportation, disposal, or release by Tenant, its employees, agents, contractors, subtenants, assignees, guests, invitees or licensees.

     Tenant shall indemnify, defend and hold harmless Landlord from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, litigation costs and cleanup costs asserted against or incurred by Landlord at any time and from time to time arising out of the generation, storage, treatment, handling, transportation, disposal or release of any Hazardous Materials on or under the Demised Premises by Tenant, its agents, employees, contractors, subtenants, assignees, guests, invitees or licensees. The foregoing obligation of Tenant shall survive the expiration or sooner termination of this Lease.


                                  ARTICLE XXIX
                                  ------------

                   RIGHT OF FIRST REFUSAL OPTION TO PURCHASE
                   ------------------------------------------

     1.  Right of First Refusal. If during the Term of this Lease Landlord
         ----------------------
desires to sell or exchange its ownership interest in the Land and/or Building (the "Property"), or receives a bona fide offer to purchase or exchange the Property to anyone (the "Other Buyer") and Landlord desires to accept such offer (the "Outside Offer") Landlord shall first offer in writing to sell or exchange the Property to Tenant on the same terms and conditions and at the same price as set forth in the Outside Offer or, if no Outside Offer has been received, on the terms and conditions and at the price at which Landlord desires to sell or exchange its ownership interest in the Property (such terms, conditions and price, whether set forth in the Outside Offer or as determined by Landlord without any outside Offer, are referred to herein as the "Offer"). Tenant shall have twenty (20) business days from the delivery of written notice of the offer to elect in writing to exchange for or purchase the Property upon the terms and conditions of the Offer. Should Tenant elect not to exchange for or purchase the Property on such terms and conditions or should Tenant fail to respond in writing within said twenty (20) business days, Landlord may sell or exchange the Property to the Other Buyer or any other party on substantially the terms and conditions and at not less than ninety-five percent (95%) of the price set forth in the Offer, provided that the closing occurs within one hundred eighty (180) days after the date of the offer. If there are changes in the price or the terms of the offer exceeding those allowed in the preceding sentence or if the transaction is not closed within said one hundred eighty (180) day period, Landlord shall not sell or exchange the Property without first offering to sell or exchange the Property to Tenant pursuant to this Article XXIX.

    2.  Option To Purchase. In consideration of the execution by Tenant of this
        ------------------
Lease* Landlord hereby grants to Tenant the option to purchase the Property (the "Purchase Option"), at the price and upon the terms set forth in this Article XXIX, paragraph 2, by giving written notice (the "Notice of Exercise") to Landlord on or before September 30, 1999, Provided that this Lease is still in full force and effect. The date on which such notice is given is hereinafter referred to as the "Exercise Date."

    Notwithstanding any provision of this Article XXIX, paragraph 2 to the contrary, if at the time Tenant gives the Notice of Exercise Tenant is in default of this Lease pursuant to paragraph 1(a), 1(c) or 1(d) of Article XX (but as to paragraph 1(a), only if the payments as to which Tenant is in default exceed One Hundred Thousand Dollars ($100,000) and are not paid by Tenant, including payment under protest, within thirty (30) days after Tenant gives the Notice of Exercise) then the Notice of Exercise shall be totally ineffective to-the-rights of Tenant under this Article XXIX, paragraph 2 shall terminate and Landlord and Tenant shall thereupon be relieved of all further obligation or liability in connection with the Purchase Option, but rights and obligations of Landlord and Tenant under all provisions of this Lease other than the provisions Of this Article XXIX, paragraph 2 shall continue.

         (a) Purchase Price. The purchase price for the Property (the "Purchase
             --------------
Price") shall be the total of:

             (i) a sum computed by multiplying the total of the scheduled base rent (including the scheduled Base Rent under this Lease) under all leases of the Property (including leases of space within the Building) payable for the period October 1, 2000 through September 30, 2001 by one hundred two and one-half percent (102.5%); and dividing the product resulting from the previous calculation by a factor of eight hundredths (.08); and multiplying the result of such division by ninety-seven percent (97%);

    plus (ii)  that portion of all capital expenditures incurred by Landlord
    ----
which have not been reimbursed to Landlord by the tenants of the Property through direct payment or amortization of such capital expenditures,

    plus (iii) the sum of Forty-Five Thousand Dollars ($45,000).
    ----

         The Purchase Price shall be paid on the Closing Date (as hereinafter defined) in cash or by Federal Reserve Bank wire transfer, with appropriate Closing adjustments as provided in paragraph (j) below.

          (b) Closing. If Tenant gives the Notice of Exercise, the delivery of
              -------
the deed to the Property, the payment of the Purchase Price and the closing of the purchase of the Property by Tenant pursuant to this Article XXIX, paragraph 2 (the "Closing") shall occur at 10:00 a.m. at the offices of Aufmuth, Fox & Baigent, on or about September 30, 2000 (such date, as the same may be extended as hereinafter expressly provided, is hereinafter referred to as the "Closing Date"). It is agreed that time is of the essence of this Article XXIX, paragraph 2.

          (c) Title. At the Closing, Landlord shall convey the Property by a
              -----
grant deed running to Tenant, or to such grantee as Tenant may designate by notice given to Landlord at least three (3) business days before the Closing Date, and the deed shall convey title to the Property free from encumbrances except:

           (i) Taxes as are not delinquent on the Closing Date or for which Tenant has assumed the obligation to pay pursuant to Article V, paragraph 7;

          (ii) Assessments for municipal or other betterments as are not delinquent on the Closing Date or for which Tenant has assumed the obligation to pay pursuant to Article V, paragraph 7;

         (iii)  Those Permitted Encumbrances as shown on Exhibit G which are
                                                         ---------
non-monetary encumbrances;

          (iv) Such other non-monetary encumbrances as are permitted pursuant to Article XV, Paragraph 2; and

          (v) Such other matters as Tenant may approve in writing at or prior to the Closing Date (collectively, the "Permitted Exceptions").

          The grant deed shall be in a form sufficient to convey marketable and insurable title to Tenant. The words "insurable title" shall mean title which may be insured under a standard ALTA owner's policy of title insurance subject to the Permitted Exceptions.

          (d) Condition of Premises. On the Closing Date Landlord shall deliver
              ---------------------
to Tenant possession of the Property subject to the rights of any tenants of the Property which are subtenants or assignees of Tenant, and the Building to be in compliance with all laws and in the same condition as it now exists on the Term Commencement Date, reasonable use and wear thereof excepted, all Shell Improvements excepted, and all Interior Improvements and Alterations made by Tenant excepted.

       (e) Perfection of Title or Condition.
           --------------------------------

           (i) Landlord shall be obligated to remove defects in title on the following terms:

                 (A) Landlord shall at its sole expense remove from title at or prior to the Close of Escrow, all monetary encumbrances which existed at the Date of Execution or which were voluntarily granted by Landlord after the Date of Execution.

                 (B) Landlord shall at its sole expense either (I) remove from title at or prior to the close of Escrow or (II) secure prior to Close of Escrow a commitment from the issuer of title insurance, to issue title insurance and/or endorsements insuring Tenant against loss due to all monetary encumbrances arising after the Date of Execution which are not among the Permitted exceptions granted by Landlord.

                 (C) If Landlord does not remove or obtain insurance against all title defect at or before Close of Escrow as provided in paragraph (A) and (B), above then Tenant may remove such encumbrances itself at the Close of Escrow and deduct from the Purchase Price the reasonable costs incurred by Tenant in removing such encumbrances. If such costs incurred by Tenant exceed the Purchase Price landlord shall pay the excess to Tenant at the Close of Escrow.

          (ii) if on the Closing Date, Landlord shall have failed to make the Prehises conform, as required in this Article XXIX, paragraph 2, then Tenant may elect, by written notice given to Landlord on or before the extended Closing
Date:

                 (A) to accept the Property in its then existing condition and to pay therefor the Purchase Price with appropriate deduction (except in the event of a casualty or Taking as provided in Article XXIX, paragraph 2 (e) (iii)
(A) or (B) hereinbelow); or

                 (B) to rescind Tenant's Notice of Exercise and Landlord and Tenant shall thereupon be relieved of all further obligation or liability in connection with the option to Purchase, but such rescission shall not affect the continued rights and obligations of Landlord and Tenant under all provisions of this Lease other than those of this Article XXIX, paragraph 2.

          (iii) If, on the Closing Date, the Building shall have been damaged by fire or casualty insured against and shall not have been repaired or restored to its former condition, and Tenant agrees to accept such title and possession as Landlord can deliver and to accept the Property in its then condition pursuant to Article XXIX , paragraph 2 (a) (ii) (A) of this Lease, then:

                 (A) Landlord shall either (1) pay over or assign to Tenant, at the closing, all amounts recovered or recoverable on account of such insurance, or (2) if a holder of a Mortgage on the Land shall not permit the insurance proceeds or a part thereof to be used to restore the Building to its former condition or to be so paid or assigned to Tenant, give to Tenant a credit against the Purchase Price equal to the amount of the insurance proceeds retained by the Mortgagee, less in either case, any amounts expended or incurred by Landlord in the repair or restoration of the Building; and

                 (B) if any portion Of the Land and/or Building shall have been the subject of a Taking, the Purchase Price shall be reduced by an amount agreed upon by Landlord and Tenant to reflect the value of the portion of the Land and/or Building so taken. Landlord shall be entitled to retain the proceeds of such Taking, subject to the provisions of Article XIII, paragraph 4 of this Lease.

          (f) Use of Purchase Money. To enable Landlord to convey the Property
              ---------------------
as required in this Article XXIX, paragraph 2, Landlord may, on the Closing Date, use the Purchase Price or any portion thereof to clear title of any or all encumbrances or interests, provided that all instruments so procured are recorded simultaneously with the grant deed, except for Mortgage discharges from institutional lenders which nay be recorded when received provided that satisfactory arrangements are agreed upon by Landlord and Tenant at the Closing for the payment of all indebtedness secured by such Mortgages.

          (g) Inspections. Tenant, its employees, contractors, consultants,
              -----------
servants and agents shall have the right, at all reasonable times and at Tenant's sole cost and expense, prior to and after the Exercise Date, to conduct such surveys, tests, and inspections, including, without limitation, soil borings, water sampling, environmental studies and assessments, as Tenant determines necessary to evaluate the Property. In the exercise of such rights, Tenant shall not disturb the occupancy of any other tenant of the Building or interfere with any business conducted on the Property. Following the completion of each such survey, test and inspection, Tenant shall promptly restore the Property and every part thereof to its condition existing immediately prior to the conduct of such survey, test or inspection. Tenant shall indemnify, defend and hold harmless Landlord, and its partners, employees, contractors, servants and agents, from and against all loss, costs, fines and expenses, including without limitation, reasonable attorneys, fees and litigation costs, arising from the conducting of such surveys, tests, or inspections including, but not limited to, injury or death of any person or damage to property; provided, however, that this indemnity shall not apply to any loss, costs, damages, claims, proceedings, demands, liabilities, penalties, fines or expenses arising from the discovery of Hazardous Substances on the Land or in the Building which are not the responsibility of

Tenant Pursuant to Article XXVIII, paragraph 4 of this Lease. Tenant, its employees, contractors, consultants, servants and agents, upon prior written notice to Landlord, shall have the right to inquire at any and all governmental authorities regarding the Property.

          Prior to the Exercise Date, Tenant shall have the right, at its sole cost and expense, to perform or have performed an environmental site assessment ("Site Assessment") of the Land and the Building.

    Within thirty (30) days after written request by Tenant, Landlord shall supply Tenant with copies of all Mortgages, agreements and other instruments or documents, which Tenant would take subject to upon acquisition of the Land and Building or which affect the provision of services to or operation of the Land and Building.

               (h) Landlord's Closing Obligations. At the Closing, Landlord
                   ------------------------------
     shall deliver to Tenant:

                   (i) The grant deed conveying title to the Property in accordance with the provisions of Article XXIX, paragraph 2(c) of this Lease;

                  (ii) A bill of sale with warranty of title, in form and content reasonably satisfactory to Tenant, conveying and transferring title to Landlord's personal property used solely in connection with the ownership, maintenance and operation of the Property;

                 (iii) An assignment, in form and content reasonably satisfactory to Tenant, of all of Landlord's right, title and interest in and to all service, maintenance and management contracts (to the extent that Tenant, at its option, has elected to assume the same by written notice given to Landlord not later than thirty (30) days prior to the Closing Date) affecting or relating to the Property, together with the original of each such contract;

                 (iv) An assignment, in form and content reasonably satisfactory to Tenant, of all permits, authorizations and approvals which have been issued for or with respect to the Property by governmental authorities having jurisdiction thereof, together with the originals or photocopies of such permits, authorizations and approvals;

                 (v) A set of "as-built" plans and specifications for the Building to the extent that Landlord has possession thereof;

                 (vi) An assignment, in form and content reasonably satisfactory to Tenant, of all of Landlord's right, title and interest in and to all guaranties and warranties relating to the Building, together with the original of each such guaranty and warranty;

                 (vii)  A certificate of non-foreign status for Landlord;

                 (viii) All keys to the Building, appropriately tagged for identification; and

                 (ix) All maintenance records and operating manuals pertaining to the Building and copies of the books and records of Landlord with respect of the Building.

           (i) Merger. The recording of the grant deed in the records of the
               ------
 County Recorder of Santa Clara County, California, shall be deemed to be a full performance and discharge of every agreement and obligation contained or expressed in this Article XXIX, paragraph 2, except as to those which by their terms are to be performed after the delivery of the grant deed.

           (j) Adjustments. Adjustments of Base Rent, operating Costs, Real
               -----------
 Estate Taxes, costs of operating and maintaining the Premises, utility charges and all other items of cost payable under this Lease shall be prorated as of the Closing Date and the net amount thereof shall be added to or deducted from the Purchase Price. Landlord and Tenant shall each pay at the Closing one-half (1/2) of all costs, fees, taxes and charges imposed as the result of the purchase of the Property by Tenant including, but not limited to, title policy and endorsement premiums (except as specifically provided in paragraph 2(c)(i)(B) of this Article XXIX), survey costs, transfer taxes, monument fees, escrow fees, document preparation fees and recording costs.

           (k) Broker. Neither Landlord nor Tenant shall have any obligation to
               ------
 pay a broker's fee or commission to any party as a result of the exercise of the Purchase Option or the purchase of the Property, except for any broker's fee or commission which is the result of an agreement between such party and the claiming broker. Landlord shall indemnify, defend and hold harmless Tenant, its officers, directors, employees, contractors, servants or agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities or expenses, including without limitation reasonable attorneys' fees and litigation costs, incurred by them resulting from a claim by any person for a commission or fee relating to Tenant's exercise of the Purchase Option or purchase of the Property and arising out of the actions of Landlord. Tenant shall indemnify, defend and hold harmless Landlord, its officers, directors, employees, contractors, servants or agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities or expenses, including without limitation reasonable attorneys' fees and litigation costs, incurred by them resulting from a claim by any person for a commission or fee relating to Tenant's exercise of the Purchase Option or purchase of the Property other than claims by the Brokers described in Article XXXI, paragraph 2.

           (l) Recording Notice of Exercise. At the request of either party,
               ----------------------------
 the parties shall execute, acknowledge and deliver a notice of Tenant's exercise of the Purchase Option, in recordable form, which notice shall state the Closing Date. (including the circumstances under which it may be extended). Either party may record the notice.

           (m) Failure to Purchase. If Tenant shall give the Notice of Exercise
               -------------------
 to Landlord and thereafter shall fail to purchase the Property in accordance with the terms of this Article XXIX, paragraph 2, this Lease shall remain in full force and effect. If such failure by Tenant occurs despite the fulfillment of all conditions to closing for Tenant's benefit contained in this Article XXIX, Paragraph 3, Tenant shall be liable to Landlord for all damage incurred by Landlord as the result of Tenant's failure to so purchase the Property; and Tenant shall deliver to Landlord at no charge copies of all surveys, tests, investigations, studies, reports and analyses performed by Tenant or its employees, contractors, consultants, servants and agents in connection with Tenant's investigation of the Property. If Landlord fails to sell the Property to Tenant despite the fulfillment of all conditions to closing for Landlord's benefit contained in this Article XXIX, paragraph 3, Landlord shall be liable to Tenant for all damage incurred by Tenant as the result of Landlord's failure to so sell the Property, or Tenant may pursue specific performance of its Purchase Option.

           (n) General. All notices given under this Article XXIX, paragraph 2
               -------
 shall be given in the manner and shall be effective as provided in Article
 XXII of this Lease. Tenant may assign this Purchase Option only in connection with an Assignment of all of Tenant's other rights under this Lease either before or after giving the Notice of Exercise. The Purchase option set forth in this Article XXIX, paragraph 2 shall terminate at midnight on September 30, 1999 unless Tenant shall have given a Notice of Exercise on or before that date.

      3.  Exchange. Landlord may elect to fulfill its obligations to dispose of
          --------
 the Property pursuant to this Article XXIX through an exchange intended to qualify under Internal Revenue Code section 1031. Tenant agrees to cooperate with such an exchange and execute all documents reasonably required by Landlord's attorney or tax advisor, provided that: (a) any such documents are delivered to Tenant for review at least thirty (30) days prior to the Close of Escrow; (b) any such documents are reasonably acceptable to Tenant's counsel; and (c) the exchange shall be at no cost or liability to Tenant. Landlord agrees to indemnify and hold Tenant harmless from any liability, damages or costs, including reasonable attorney's fees, that may arise from Tenant's participation in the exchange.

                                  ARTICLE XXX
                                  -----------

                                 SATELLITE DISH
                                 --------------

     1.  Roof Space. Tenant shall have the right to use for the purposes of this
         ----------
Article certain roof space on the Building in the location shown on Exhibit I
                                                                    -------
(the "Roof Space") for the Term of this Lease. Tenant's right to use the Roof Space shall be appurtenant to the Premises and no Additional Rent shall be payable with respect to such use.

      2. Equipment and cables. Tenant may install, use and maintain, on the
         --------------------
 Roof Space certain equipment, including a satellite dish(s) and related equipment (the "Equipment") and may run cables and related equipment (the "Cables") between the Roof Space and the Premises. The Equipment and the Cables are described in Exhibit I. The Equipment and Cables shall be deemed Tenant's
                  ---------
 Personal Property for the purposes of this Lease and shall be subject to the terms of this Lease with respect thereto.

      3. Installation. Tenant shall have the right to select the contractor to
         ------------
 install and maintain the Equipment and Cable, subject to Landlord's delayed. Tenant and/or its contractor shall install, use, and maintain the Equipment and Cables in a manner that does not interfere with Landlord's operation of the Building and that does not interfere with the quiet enjoyment of the tenants of the Building. Tenant shall bear all expenses in connection with the installation, use and maintenance of the Equipment and the Cables and the removal thereof. Tenant shall ensure that no mechanics' or materialmen's liens are placed on the Roof Space or the Building and will promptly remove any such liens so placed within ten (10) days after receiving notice of such liens. Tenant shall maintain (including the necessary power) the Equipment and the Cables at all times in a state of good repair and good and safe condition.

      4. Indemnity. Tenant shall indemnify and save harmless Landlord, its
         ---------
 officers, directors, employees, contractors, servants, guests, business invitees and agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities, penalties, fines and expenses, including without limitation reasonable attorneys' fees and litigation costs, arising from injury or death of any person or damage to property from Tenant's installation, use and maintenance of the Equipment and/or the Cables and the removal thereof or from any use made by Tenant of the Roof Space resulting from the failure of Tenant to perform and discharge its covenants under this Agreement. Landlord shall not be liable for any loss or damage due to imperfect or unsatisfactory communications experienced by Tenant for any reason whatsoever.

       5  Insurance. Tenant shall include the Equipment and Cables in the
          ---------
  insurance required from Tenant pursuant to Article X, Paragraph 6 and shall furnish Landlord with a certificate of insurance showing such coverage prior to Tenant's exercise of its rights hereunder, including, without implied limitation, the commencement of any work by Tenant.

       6.  Legal Requirements. Tenant and its contractors shall comply with all
           ------------------
  Legal Requirements and obtain all Authorizations in connection with the installation, use and maintenance of the Equipment and Cables.

       7.  Access. Landlord agrees to permit Tenant reasonable access during
           ------
  Building Hours to the Roof Space and such other areas of the Building necessary to facilitate the installation, use and maintenance of the Equipment and the Cables and the removal thereof.

       8.  Taxes. In the event that any Taxes are assessed with respect to the
           -----
  Building by any Governmental Authority (whether assessed against Landlord, Tenant, the Roof Space or the Equipment), Tenant shall pay the same in a timely manner before any lien or penalty is assessed thereon.

       9.  No Interference. Tenant warrants that the installation and operation
           ---------------
  of the Equipment and the Cables will not cause television transmitting or receiving interference, radio interference, or noise or annoyance to tenants of the Building, and that Tenant will correct such interference at once if it should occur.

                                  ARTICLE XXXI
                                  ------------

                             ADDITIONAL PROVISIONS
                             ---------------------

       1.  Broker Commission. Landlord warrants to Tenant that the only broker
           -----------------
  retained by Landlord in connection with the negotiation and consummation of this Lease is Hare, Brewer & Kelley, Inc., and Tenant warrants to Landlord that the only broker retained by Tenant in connection herewith is Cooper/Brady Commercial Real Estate (collectively, the aforementioned brokers shall be referenced as the "Broker(s)"). Landlord covenants that it shall pay any and all commissions, fees and amounts owing to the Broker(s) arising from the negotiation and/or consummation of this Lease.

       2.  Landlord's Access. Upon not less than twenty-four (24) hours prior
           -----------------
  notice to Tenant and at times mutually convenient to Landlord and Tenant, Landlord and its agents shall have the right to enter the Demised Premises for purposes of inspecting the same, showing the Demised Premises to prospective purchasers, posting notices of nonresponsibility, or making repairs, alterations or additions to any portion of the Building. At any time within four (4) months prior to the expiration of the Term,

Landlord shall have the right upon twenty-four (24) hours prior notice, at times mutually convenient to Landlord and Tenant and not more than three (3) times per week, to enter the Demised Premises, to show the Demised Premises to prospective tenants in entering the Demised Premises for any purpose, Landlord shall comply with any security measures required by Tenant.

      3.  Signage. Tenant shall not erect or place on any part of the exterior
          -------
 of the Building or on any Common Area any sign, radio or television antenna, or other structure, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord acknowledges that Tenant intends to place antennae and a microwave dish on the roof of the Building. Installation of said items, including appropriate screening therefor, shall be subject to approval by the City of Palo Alto, and shall be performed by Landlord's roofing contractor at Tenant's expense. Upon the expiration of the Term of this Lease, Tenant shall remove any antennae, microwave or other dishes and all screening materials and shall repair any damages or roof penetrations caused thereby. Any signs installed by Tenant shall conform with all applicable Laws, and shall be fabricated and installed at Tenant's expense.

      4.  Binding Effect. The covenants and agreements herein contained shall,
          --------------
 subject to the provisions hereof, bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, and its successors and assigns.

      5.  Validity. It is agreed that if any provisions of this Lease shall be
          --------
 determined to be void by any court of competent jurisdiction in the state where the Demised Premises are located, that such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void, and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

      6.  Entire Agreement. This instrument contains the entire and only
          ----------------
 agreement between the parties as to the Demised Premises, and no oral statements or representations or prior written matter (including but not limited to unsigned drafts of this Lease) not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by writing subscribed by both parties. This Lease shall not be effective unless fully executed by both parties.

      7.  Exhibits. All Exhibits attached to this Lease shall be deemed
          --------
 incorporated herein by the individual. Reference to each such Exhibit, and all such Exhibits shall be deemed a part of this Lease as though set forth in full. In the event of any conflict between the terms of this Lease and the terms of any Exhibit, the terms of this Lease shall control.

     8  Acts at Own Cost. Whenever in this Lease provision is made for the doing
        ----------------
of any act by any person, it is understood and agreed that said act shall be done by such person at his own-cost and expense unless a contrary intent is expressed.

     9.  Governing Law. This Lease shall be governed by and construed and
         -------------
enforced in accordance with the laws of the state where the Demised Premises are located.

     10.  Waiver/Consent. Failure of either party to complain of any act or
          --------------
omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver of any rights hereunder. No waiver by either party at any time, express or implied, or any breach of any provisions of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action of any party shall require the consent or approval of the other party, the consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion, and such consent or approval shall not be unreasonably withheld or delayed.

     11.  Cumulative Rights and Remedies. Any and all rights and remedies which
          ------------------------------
either party may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; no one of them whether exercised by the other party or not, shall be deemed to be exclusive of any other, and any two or more of all of such rights and remedies may be exercised at the same time; provided, however, nothing contained herein shall entitle a party to recover consequential damages from the other party arising out of any act or omission or breach of this Lease by such other party, except to the extent expressly permitted by this Lease.

     12.  Payment/Performance Under Protest. It is agreed that if at any time a
          ---------------------------------
dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions of this Lease, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for the recovery of such sum, and if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease; and if at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the work is asserted may perform such work and pay the cost thereof "under protest" and the performance of such work shall in no event be regarded as a voluntary performance and there shall survive the right on the part of said party to institute suit for the recovery of the costs of such work, and it if shall be adjudged that there was no legal obligation on the part of said party to perform the same or any part thereof, said party shall be entitled to recover the cost of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease.

      13.  Words and Phrases. Words and phrases used in the singular shall be
           -----------------
 deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

      14.  Definition of Terms. The various terms which are defined in Articles
           -------------------
 of this Lease or are defined in Exhibits annexed hereto shall have the meanings specified in such Articles and such Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.

      15.  Effective Date of Lease. This Lease shall not be effective or binding
           -----------------------
 on the parties to it until it has been signed by both Landlord and Tenant. Furthermore, if Landlord has not returned a fully executed copy of this Lease to Tenant within 15 days of execution by Tenant, this Lease is null and void and of no force and effect.

      16.  Authority. Each party represents to the other that the person signing
           ---------
 this Lease on its behalf is properly authorized to do so.

      17.  Commencement/Expiration Dates. Landlord and Tenant shall execute
           ------------------------------
 within thirty (30) days of Term Commencement Date a certificate setting forth the Term Commencement Date and the expiration dates of the Primary Term and of any extended terms.

      18.  Force Majeure. Performance by Landlord or Tenant of their obligations
           -------------
 hereunder shall be extended by the period of delay caused by force majeure. Force majeure is hereby deemed to include war, natural catastrophe, strikes, walkouts or other labor industrial disturbance, order of any government, court or regulatory body having jurisdiction, shortages, blockade, embargo, riot, civil disorder, or any such similar cause beyond the reasonable control of the party who is obligated to render performance.

      19.  Attorneys' Fees. If any party to this Lease shall institute an action
           ---------------
 to enforce the terms hereof, the prevailing party shall be entitled to reasonable attorneys' fees. Reasonable attorneys' fees shall be as fixed by the court. The "prevailing party" shall be the party which by law is entitled to recover its costs of suit, whether or not the action proceeds to final judgment. If the party which shall have instituted suit shall dismiss it as against the other party without the concurrence of the other party, the other party shall be deemed the prevailing party.

     20.  Confidentiality. All of the terms and conditions of this Lease shall
          ---------------
be kept confidential and shall not be disclosed to third parties by either party without the consent of the other party, except as otherwise provided in this Paragraph 20. Either Landlord or Tenant may disclose such terms and conditions to their attorneys, accountants-and other professional advisors. Tenant may disclose such terms and conditions to prospective assignees and subtenants of Tenant. Landlord may disclose such terms and conditions to prospective lenders and purchasers of the Property. When any permitted disclosure is made pursuant to this paragraph 20, the party making the disclosure shall do so only on the condition that the third party receiving the disclosure agrees to keep such terms and conditions confidential.

IN WITNESS WHEREOF, the parties have duly executed this Lease as of this 18 day of September, 1990.

                                    LANDLORD:

                                    Richard R. Kelly, Jr.

                                    TENANT:

                                    DIGITAL EQUIPMENT CORPORATION, a
                                    Massachusetts corporation,



                             By:

                                         Carl Stegerwald
                                         Development Manager
                                         U.S. Property Development

EXHIBIT A
DEMISED PREMISES

EXHIBIT B Pg. 1

DIGITAL EQUIPMENT CORPORATION
305 Lytton Avenue Renovation
Palo Alto, CA
11 JULY 1990
539 Bryant St. San Francisco 94107 127
Phone 415 896 0800
Fax 415 495 523

EXHIBIT B Pg.2


                             MECHANICAL
                             ----------



305 LYTTON

MECHANICAL

From our observations of the existing building and User's requirements, the system best suited for this building is a VAV reheat system. This system meets the flexibility and zoning requirements and at the same time fits into the amount of ceiling space available, while minimizing the amount of shaft area required through the floors. Medium velocity primary distribution ducting with low velocity downstream of the terminal units. With the existing rooftop units being single zone, they will be removed since they can't achieve the design criteria for this building.

Air Handling
------------
Air handling will consist of two packaged single zone air conditioning units, each capable of handling 50% of the total building load. The units will consist.of an economizer section with exhaust fans, 85% bag filters, a preheat hot water coil to assist in morning warm up, a DX cooling coil, a supply fan with inlet vanes, condensing/compressor section, and a discharge plenum. The units will be front discharging . in order to route the ductwork on the roof to the architectural shafts.

Cooling
-------
     Cooling is programmed utilizing air cooled direct expansion (D/X). All components for the cooling will be integral with the air handling units. Each coil will have a modulating valve for control of the discharge air temperature.

Heating
-------
The heating system will be a hot water reheat system with coils located in the ductwork downstream of the terminal units at each zone in the building. An exterior boiler will be installed on the roof. Insulated hot water distribution piping will be routed to the two air handlers (for morning warm-up) and then continue to each reheat coil. Each coil,will have a modulating valve for control of the discharge air temperature.

Air Distribution
----------------
    The supply air system will be via a medium velocity system, using wrapped rectangular, round or oval duct to keep radiated noise levels to a minimum. In
             -----
or near each zone will be a fan powered terminal unit with reheat coils. The terminal unit will be controlled by a temperature sensor mounted in the zone served by that particular terminal unit. The terminal unit modulates the cooling air supply volume while circulating a fixed amount of air to the space as required to satisfy the space conditions in response to the heat loads generated in the spaces. Where the internal, heat gains cannot overcome the heat losses through the building envelope, the hot water reheat coils will provide the necessary amount of heat to maintain the set point of the temperature sensor. Low velocity duct distribution will be utilized downstream of the terminal unit.

The return system will be a ceiling return plenum.

EXHIBIT B Pg.3

 Return air will be through return registers in the ceiling in areas with no finished ceilings. Return air will be collected at a central location near each shaft and hard ducted back to the air handling unit. Careful consideration for the placement of return grilles must be exercised to reduce the possibility of crosstalk between grilles serving different rooms or areas, and will be incorporated into the design. Sensitive areas such as conference rooms and any other locations, as determined by the Owner based on the occupant of a particular room, will have sound attenuation boots mounted to the return grille.

 Noise levels of both the supply and return systems will be controlled as required to maintain the necessary N.C. levels (NC 35 in offices and conference rooms; NC 40 in all other areas) using sound attenuators above the roof. Any additional attenuation will be installed in locations where the potential of noise generation is possible.

 The existing air distribution system will be removed in order to accommodate the new medium velocity system.


 Control
 -------

 Control of the systems will be commercial grade direct digital control (DDC) which are hard wired rather than utilizing the tubing of a pneumatic system. Controllers will be capable of being programmed individually using a hand held programming touch pad or with a centrally operated computer setting the parameters of each controller. All wiring of a DDC system will be plenum rated so it may be routed throughout the return air plenum without conduit. This system is also utilized in order to tie the Palo Alto campus to a single point of control within the campus.

 Design Conditions
 -----------------

 The design conditions are in accordance with ASHRAE climate data for the City of Palo Alto. The summer outdoor conditions utilized are 90 degrees FDB/67 degrees FWB. The winter outdoor condition utilized is 31 degrees FOB. The system components will be sized for a constant 70 degrees indoor temperature, while the actual temperature settings will vary in accordance with Title 24 of the California Energy Commission. Indoor heat gains in offices are based on 15 watts per square foot total for equipment, an ultimate of 60 watts per square foot in computer machine rooms (if any are provided in this building) 1 1/2 watts per square foot for lighting, and one person per 200 square feet of gross floor space. Loads will be refined upon confirmation of actual finalized conditions.

 Machine rooms (if any are provided in this building) with a high concentration of computers will be handled using 'in room,' self contained computer room units to handle the temperature and humidity loads of these atypical spaces. The necessary ventilation air (outside air) will be introduced into the space through the primary air handlers on the roof. The computer room units will be overhead discharge/low level return, utilizing an above ceiling plenum or ducted supply. Water cooled D/X appears to be the best solution for this
                ---------------------------------------------------------
 application. LIEBERT REFRIGERANT GAS UNIT
 ------------

EXHIBIT B PgA

                            PLUMBING/FIRE PROTECTION
                            ------------------------


 installed on the roof. The air fluid cooler would reject waste heat from the computer room (Machine Room) cooling system.

 Preorder Equipment
 ------------------

 Depending on the construction schedule, items which may require pre-ordering would be the air handlers, boiler, computer room units, and the air fluid cooler.

 PLUMBING

 There are no special requirements for the plumbing systems. At the present time we will proceed with the assumption that all services (domestic water, sanitary sewer, storm drainage and natural gas) presently serving the building are of adequate capacity to meet the requirements for the new tenants. This assumption
                                                                 ---------------
 also carries over to the domestic hot water system.
 --------------------------------------------------

 Industrial cold water make-up with backflow prevention will be provided for any new hydronic mechanical systems.


It appears (based on the Building Survey Form) that no upgrades to the present Toilet Room will be required to suit the handicapped.

FIRE PROTECTION

Fire protection consists of reconfiguring piping and providing new sprinkler heads where required based on the interior layout in accordance with
                      NFPA Chapter 13.

          existing system shall be reused as possible, but the exact quantity cannot be determined until further review of the existing system and the new Architectural layout is determined. All components shall be Factory Mutual approved where applicable.

EXHIBIT B Pg.5

ELECTRICAL TELECOMMUNICATIONS SECURITY/FIRE ALARM SYSTEM
--------------------------------------------------------

   305 LYTTON
   ----------

   Electrical Service
   ------------------
   Existing electrical service is supplied from City of Palo Alto underground vault at 120/208V 3-phase rated 600 amperes. The main switchgear is in a closet under a stair. A new service-will be required to increase the capacity to 1200 amperes. A new location will have to be found for the new main switchgear.

   Power Distribution
   ------------------
   The new switchgear will be used to serve any new equipment and HV and AC loads and to back feed the existing main switchboard. Existing lighting panels and miscellaneous power will remain connected to existing switchboard.

   Computer Room
   -------------
   None Programmed.

   Emergency Power
   ---------------
   Emergency power is required. There will be battery powered emergency lighting fixtures at --ress and stairs.

   Emergency power for security system needs to be reviewed.

 Interior Lighting
 -----------------
 DEC standard lighting for offices is by using 2' x 4' Parabolic fluorescent fixtures with flicker-free electronic ballasts. Unless special treatment is required DEC standard will be followed.

   Workstation Power Level
   -----------------------
   25% of the offices/cubicles will have 1
   workstation.+ DISK :APVN
   25% of the offices/cubicles will have 2
   workstations.+ DISKS:APVM
   25% of the offices/cubicles will have 3
   workstations.+ DISK:APVH

   Convenience Outlet System
   -------------------------
   1 circuit will be provided for low density offices. Two circuits will be provided for medium density offices and three circuits will be provided for heavy density offices.

   Convenience outlets will be provided throughout the
   area. Convenience outlets will not be connected to circuits serving offices. Telephone System
   ----------------
   Telephone system will be extensions from main PBX located in 335 BRYANT Voice and Data Distribution
   ---------------------------
   Each office and work-station shall have ONE :APVM double gang 8 port communication outlet and ONE: APVH double gang blank plate for future fiber use. These outlets will be used for voice and data distribution. Method of providing these outlets in office area and open work station need to be addressed. Use of wiremold raceway system, power

EXHIBIT B Pg.6



  poles or empty conduit system in the wall need to be Reviewed.



  SER Rooms and Cable Tray
  ------------------------

  ONE PER FLOOR, 100 TO 120 SQ FT PER :APVM

  P.A. System
  -----------

  A.single zone paging P.A. system will all call feature will be provided. Paging system microphone will be located at the security console and amplifiers will be located in security system equipment room. Location of security console to be determined.


  Security System
  ---------------

  Security system cameras will be located at each egress door with monitors located at security console, location of which needs to be determined.



  Fire Alarm System
  -----------------
  No fire alarm system is planned at this time.

                                   EXHIBIT C
                                   ---------

                           LEGAL DESCRlPTION OF LAND
                           -------------------------



PARCEL 1:
PARCEL 1, AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED JUNE 9, 1976 IN BOOK 375 OF MAPS AT PAGE 2.

PARCEL 2:
A NON-EXCLUSIVE EASEMENT FOR INGRESS, EGRESS, PARKING AND ACCESS, TO, OVER AND UPON THE NORTHWESTERLY 80 FEET OF PARCEL 2, AS SAID PARCEL 2 IS SHOWN ON THE PARCEL MAP RECORDED JUNE 9, 1976 IN BOOK 375) OF MAPS AT PAGE 2, AS GRANTED IN THAT CERTAIN EASEMENT AGREEMENT RECORDED SEPTEMBER 7, 1977 IN BOX D122 PAGE 355 OF OFFICIAL RECORDS. REFERENCE IS MADE TO SAID INSTRUMENT FOR FULL PARTICULARS.

PARCEL 3:
AN EASEMENT FOR PATIO PURPOSES, AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN EASEMENT AGREEMENT RECORDED SEPTEMBER 7, 1977 IN BOOK D122 PAGE 335 OF OFFICIAL RECORDS, REFERENCE IS MADE TO SAID INSTRUMENT FOR FULL PARTICULARS, DESCRIBED AS
FOLLOWS:

PORTION OF LOT 2, BLOCK 19 OF THE CITY OF PALO ALTO, AS SHOWN ON A MAP RECORDED IN BOOK "D", PAGE 69 OF MAPS, RECORDS OF SANTA CLARA COUNTY CALIFORNIA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 3/4O IRON PIPE SET IN THE NORTHWESTERLY LINE OF LYTTON AVENUE ADJACENT THEREON, NORTHEASTERLY 100 FEET FROM THE INTERSECTION OF SAID LINE OF LYTTON AVENUE WITH THE NORTHEASTERLY LINE OF BRYANT STREET; THENCE AT RIGHT ANGLES NORTHWESTERLY AND PARALLEL WITH SAID LINE OF BRYANT STREET FOR A DISTANCE OF 48 FEET; THENCE TO A POINT ON THE NORTHWESTERLY FROM POINT OF BEGINNING; THENCE ALONG SAID NORTHWESTERLY LINE OF LYTTON AVENUE FOR A DISTANCE OF 418 FEET TO POINT OF BEGINNING.

APN: 120-14-101

ARB: 120-14

SHELL IMPROVEMENTS
Page 1 - Second Floor

EXHIBIT

SHELL IMPROVEMENTS
page 2 - First Floor.

LANDLORD'S NOTICE OF SUBSTANTIAL COMPLETION DATE
------------------------------------------------

Reference is made to a lease (the "Lease") dated September 18, 1990, by and
                                                 -------------------
between Richard R. Kelly, Jr., as landlord ("Landlord") and Digital Equipment Corporation, a Massachusetts corporation, as tenant ("Tenant"). Capitalized terms used in this Notice shall have the same meaning as assigned in the Lease.

Pursuant to Article VIII, Paragraph 1 of the Lease, Landlord hereby gives notice to Tenant that the substantial completion date of the Shell Improvements under the Lease shall be Dec. 15, 1990.
                   --------------

Executed on this 5th day of June, 1991.
                ----       ------   ---

LANDLORD:

Richard R. Kelley, Jr.

EXHIBIT E
---------

LANDLORD'S NOTICE OF SUBSTANTIAL COMPLETION DATE
------------------------------------------------

Reference is made to a lease (the "Lease") dated ___________________, by and between Richard R. Kelly, Jr., as landlord ("Landlord") and Digital Equipment Corporation, a Massachusetts corporation, as tenant ("Tenant"). Capitalized terms used in this Notice shall have the same meaning as assigned in the Lease.

Pursuant to Article VIII, Paragraph 1 of the Lease, Landlord hereby gives notice to Tenant that the substantial completion date of the Shell Improvements under the Lease shall be __________________.

Executed on this _________ day of ____________, 19__________.

LANDLORD:

Richard R. Kelley, Jr.

                                   EXHIBIT F

           SUBORDINATION, RECOGNITION, AND NON-DISTURBANCE AGREEMENT
           ---------------------------------------------------------
                                  (Mortgagee)

Date:

Lender:

Lender's Address:



Landlord:
Landlord's Address:
Tenant: Digital Equipment Corporation, a Massachusetts corporation

Tenant's Address:        Digital Equipment Corporation

                         -------------------------------------------------------

                         -------------------------------------------------------

                         Attention: [Name of U.S. Area Attorney with Real Estate Responsibility]

Property:                [Street Address of property subject to the Mortgage)

Mortgage:                A deed of trust from Landlord to
                         ________________ ("Trustee") for the benefit of Lender encumbering the Property dated
                         19 _____, and recorded with
                         _____________ in Book ___________,
                         Page __________, together with any extensions, replacements, amendments or consolidations thereof

Premises:                [Description of the leased premises making reference
                         to the Property]

Lease: A lease of the Premises from Landlord to Tenant dated ______________, 19 _____, together with any extensions, renewals,
                         replacements or amendments thereof

 In consideration of the mutual covenants and agreements made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Tenant agree:

     1.  Subordination. The Lease, including all rights to purchase the Property
         -------------
which are contained therein, is subject and subordinate to the Mortgage and to all advances now or hereafter made thereunder, with the same force and effect as if the Mortgage had been executed, delivered, recorded, and all advances had been made thereunder, prior to execution and delivery of the Lease.

     2.  Non-disturbance. Provided Tenant is not then in default under the Lease
         ---------------
beyond all applicable periods of grace or cure thereunder (so as to entitle Landlord to exercise its rights and remedies under the Lease):

           (a) the Lease shall not be terminated and shall continue in full force and effect and Tenant's possession of the Premises shall not be disturbed;

           (b) in the event Lender forecloses the Mortgage, exercises its rights to sell the Property at a trustee's sale', accepts a deed in lieu thereof, or enters into possession or collects rent from-the tenants of the Property, Lender will not name Tenant as a party in any action or proceeding with respect to the Mortgage, whether to foreclose the Mortgage or to exercise any of its other rights under the Mortgage, under the note, bond, or any other document secured thereby, or under law; and

           (c) Tenant's rights under the Lease, including all rights to purchase the Property which are contained the-rein, will not be impaired by any sale of the property pursuant to foreclosure, trustee's sale or otherwise.

     3.  Attornment and Recognition. If Lender succeeds to the rights of
         --------------------------
Landlord under the Lease, whether because Lender acquires the Property at a foreclosure or trustee's sale or accepts a deed in lieu thereof, Tenant will attorn to and recognize and be bound to Lender as landlord under the Lease, and Lender will accept such attornment and recognition, for the unexpired term of the Lease, subject to all of the terms of the Lease, including without limitation, all rights and options to extend the Term and to purchase the Property, and the Lease shall continue in full force and effect, without the necessity of executing any new document, as a direct lease between Tenant and Lender.

     4.  Consent. Lender hereby confirms its approval of and consent to the
         -------
Lease.

     5.  Restoration. All condemnation awards and insurance proceeds paid or
         -----------
payable with respect to the Premises and the Property and received by Lender shall be applied to the repair and restoration of the Premises and the Property, whether by Landlord or Tenant, unless the Lease is terminated pursuant to the terms thereof.

     6.  Tenant's Personal Property. Lender hereby agrees that Tenant's Personal
         --------------------------
Property, as such term is defined in the Lease, however installed in or affixed to the Premises, shall at all times remain the property of Tenant and may be removed by Tenant at any time and from time to time. In not event, including without limitation, default under the Lease or Mortgage, shall Lender have any lien, right or claim in Tenant's Personal Property. Lender expressly waives all rights of levy, distraint, or execution with respect to Tenant's Personal Property.

     7.  Notice of Default. Notwithstanding any provision of the Lease to the
         -----------------
contrary, no notice by Tenant to Landlord of any default by Landlord, if the default is of such a nature as to give Tenant a right to terminate the Lease, shall be effective against Lender unless and until Tenant gives Lender written notice of such default.

     8.  Successors and Assigns. The term "Lender", as used herein, unless the
         ----------------------
context requires otherwise, shall include the successors and assigns of Lender and any persons or entity which shall become the owner of the Property by reason of a foreclosure or trustee's sale under the Mortgage or an acceptance of a deed or an assignment in lieu of foreclosure or otherwise. The term "Tenant" as used herein shall include its successors and assigns.

     9.  Notices. All notices given 'hereunder shall be in writing and shall be
         -------
delivered in hand, by recognized overnight courier, or by depositing with the United States Postal Service, postage prepaid, certified or registered mail, return receipt requested. All such communications shall be addressed to Tenant and Lender at their addresses appearing on the first. page hereof, or to such other address or addresses as the parties may from time to time specify by notice so given. Notices shall be deemed received:

     (a) if delivered by hand, when actually received, as evidenced by a signed receipt;

     (b) if sent by recognized overnight courier, the next Business Day; and

     (c) if sent by the United States Postal Service, on the earlier of (i) the third business day following the mailing thereof, or (ii) the business day it is received.

     10.  Governing Law. This Agreement shall be governed by and interpreted in
          -------------
accordance with the laws of the state of California.

     11.  Changes in Writing. This Agreement may not be changed, waived, or
          ------------------
terminated except in a writing signed by the party against whom enforcement of the change, waiver, or termination is sought.

     12.  Partial Invalidity. If any provision of this Agreement shall be
          ------------------
determined to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each covenant and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     Executed as of the date first above written.

LENDER:
                         By:
                                     Name:
                                     Title:


TENANT: DIGITAL EQUIPMENT CORPORATION

                                     By:
                                     Name:
                                     Title:



              [ADD ACKNOWLEDGEMENTS IN LOCAL FORM FOR ALL PARTIES]

                                 ENCUMBRANCES

6. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE AMOUNT SHOWN BELOW, AND ANY OTHER OBLIGATIONS SECURED THEREBY:

AMOUNT                       $971,655.00
DATED:                       AUGUST 17, 1987
TRUSTOR:                     RICHARD R. KELLY, JR., AN UNMARRIED PERSON
TRUSTEE:                     FIRST BANCORP, A CALIFORNIA CORPORATION
BENEFICIARY:                 SANWA BANK CALIFORNIA, A CALIFORNIA CORPORATION
RECORDED:                    AUGUST 28, 1987, BOOK K276, OFFICIAL RECORDS
PAGE 676
SERIES NO.:                  9413324
LOAN NO.:                    NONE SHOWN
TYPE LOAN:                   NONE SHOWN
ADDRESS:                     NONE SHOWN

AND RE-RECORDED OCTOBER 27, 1987, BOOK X337, OFFICIAL RECORDS, PAGE-1238, AS SERIES NO. 9480429.

7. NOTICE OF ASSESSMENT 250 UNIVERSITY AVENUE PARKING PROJECT ASSESSMENT DISTRICT, RECORDED JANUARY 2, 1990, BOOK L216 OFFICIAL RECORDS, PAGE 157, AS SERIES NO. 10376964.

                                   EXHIBIT G
                                   ---------
                            PERMITTED ENCUMBRANCES
                            ----------------------


A. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO SE LEVIED FOR THE FISCAL YEAR 1990 - 1991 WHICH ARE A LIEN NOT YET PAYABLE.


D. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

1. COVENANTS, CONDITIONS AND RESTRICTIONS (DELETING THEREFROM ANY RESTRICTIONS BASED ON RACE, COLOR OR CREED) AS SET FORTH IN THE DOCUMENT

RECORDED:         DECEMBER 22, 1888, VOLUME 110 OF DEEDS
PAGE 345


SAID DOCUMENT CONTAINS PROVISION FOR A REVERSION OF TITLE.


AFFECTS:          A PORTION OF THE LAND DESCRIBED HEREIN.

                                   EXHIBIT H
                                   ---------

                           TENANT'S PERSONAL PROPERTY
                           --------------------------

      All of Tenant's furniture, furnishings, equipment, fixtures trade fixtures, and personal property of every kind from time to time in or upon the Demised Premises, however or whether or not affixed or installed thereto, including, without limitation:

 Free-standing HVAC units, including condensers
 All cafeteria equipment, including dishwashers, sinks, walk-in freezers, refrigerators, ovens, grills, etc.
 Plug-in type lights
 Telephone equipment
 Paging equipment
 Buss duct
 Cable tray
 Motor generator system
 Security equipment (cardreaders, cameras, monitors, etc.)
 Vending machines
 Halen systems
 Computer room raised flooring
 De-mountable partitions and ethernet components
 Humidifier systems
 White marker boards
 Lobby receptionist desk
 Copy/coffee center millwork

                             PERMITTED ENCUMBRANCES
                             ----------------------


2. UNRECORDED LEASE WITH CERTAIN TERMS, COVENANTS, CONDITIONS AND PROVISIONS SET FORTH THEREIN

LESSOR                         RICHARD R. KELLEY, JR.
LESSEE                         HARE, BREWER & KELLEY, INC.
DISCLOSED BY:                  ASSIGNMENT OF LEASE
RECORDED:                      DECEMBER 22, 1976, BOOK C490, OFFICIAL RECORDS
PAGE 221
SERIES NO.:                    5504537

THE PRESENT OWNERSHIP OF THE LEASEHOLD CREATED BY SAID LEASE AND OTHER MATTERS AFFECTING THE INTEREST OF THE LESSEE ARE NOT SHOWN HEREIN.

3. NOTICE OF ASSESSMENT, UNIVERSITY AVENUE AREA OFFSTREET PARKING ASSESSMENT DISTRICT PROJECT No. 75-63

RECORDED:                      MARCH 1, 1977, BOOK C635, OFFICIAL RECORDS PAGE
71
SERIES NO.:                    55677002
REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

4.   AN AGREEMENT ON THE TERMS AND CONDITIONS CONTAINED THEREIN,

FOR:                           EASEMENTS
DATED:                         JULY 15, 1977
EXECUTED BY:                   RICHARD R. KELLEY, JR. AND LINDEN DEVELOPMENT
CORPORATION, A CALIFORNIA CORPORATION
RECORDED:                      SEPTEMBER 7, 1977, BOOK D122, OFFICIAL RECORDS.
PAGE 335
SERIES NO.:                    5775006
REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

5.   NOTICE OF ASSESSEMENT, UNIVERSITY AVENUE LOT J PARKING GARAGE

ASSESSMENT DISTRICT
RECORDED:                      AUGUST 9, 1984, BOOK 1780, OFFICIAL RECORDS. PAGE
100
SERIES NO.:                    8152937

                                   EXHIBIT C
                                   ---------

                           FIRST AMENDMENT TO LEASE

     This First Amendment to Lease is entered into by and between Richard R. Kelley, Jr. ("Landlord") and Digital Equipment Corporation, a Massachusetts corporation ("Tenant") effective as of January 18, 1991.

                                    RECITALS
                                    --------

     A. This First Amendment to Lease (this "First Amendment") modifies that certain lease (the "Lease") by and between Landlord and Tenant dated September 19, 1990 for the property located at 305 Lytton Avenue, Palo Alto, California. All terms used in this First Amendment shall have the same meaning ascribed to them in the Lease unless expressly defined herein.

     B. In consideration of efforts by Landlord to secure a refinancing of the property subject to the Lease, Landlord and Tenant desire to amend the Lease to extend the date on which Tenant may abate rent for certain unpaid Interior Improvement Allowances.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, Landlord and Tenant hereby agree that die Lease shall be and hereby is amended as follows:

     1.  Amendment of Article VIII, Paragraph 2(b). The introductory clause of
         -----------------------------------------
the Fifth sentence of Paragraph 2(b) of Article VM is amended to read as follows:

     Notwithstanding the provisions of Article IV, Paragraph 4, if payment of the Improvement Allowance is delayed beyond five (5) months after the Date of Execution, Tenant may deduct the remaining balance of the Improvement Allowance from the next payments of Rent coming due according to the following schedule:

     2.  No Further Modifications. Except as expressly modified by this First
         -------------------------
Amendment, the Lease shall remain unchanged and in full, force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment effective as of the date first above written.

                                   "Landlord"

Date:

                                       Richard R. Kelley, Jr.

                                   "Tenant"

                                   Digital Equipment Corporation,
                                   a Massachusetts corporation

Date:  By:
Its:

                                   EXHIBIT D
                                   ---------

                           SECOND AMENDMENT TO LEASE


     This Second Amendment to Lease is entered into by and between Richard R. Kelley, Jr. ("Landlord") and Digital Equipment Corporation, a Massachusetts corporation ("Tenant") effective as of June 1, 1991.

                                   RECITALS
                                   --------

     A. This Second Amendment to Lease (this "Second Amendment") modifies that certain lease (the "Lease") by and between Landlord and Tenant dated September 18, 1990 and amended by a First Amendment thereto dated effective January 18, 1991 (collectively, the "Lease"), for the property located at 305 Lytton Avenue, Palo Alto, California. All terms used in this Second Amendment shall have the same meaning ascribed to them in the Lease unless expressly defined herein.

     B. In further consideration of efforts by Landlord to secure a refinancing of the property subject to the Lease, and in consideration of the payment of an increased Interior Improvement Allowance by Landlord, Landlord and Tenant have agreed to make certain modifications to the Lease.

     C. All capitalized terms not defined in this Second Amendment shall have the meanings assigned to them in the Lease.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease shall be and hereby is amended as follows:

     1.  Correction of First Amendment. The First Amendment refers to the Lease
         ------------------------------
 as dated September 19, 1990. The Parties acknowledge and agree that the Lease was dated as of September 18, 1990, and that the First Amendment amends such Lease.

     2.  Amendment of Article VIII, Paragraph 2(b). Paragraph 2(b) of Article
         ------------------------------------------
 VIII of the Lease shall be deleted in its entirety and there shall be inserted in its place the following:

     (b) Interior Improvement Allowance. Landlord shall pay to Tenant an
         -------------------------------
     improvement allowance for use in Construction of the Interior Improvements equal to Three Hundred Twenty-One Thousand Twenty Dollars ($321,020) ("Improvement Allowance"). Landlord shall also pay to Tenant Eighteen Thousand Dollars ($18,000) as the "Supplemental Improvement Allowance." Landlord shall pay the Improvement Allowance and the Supplemental Improvement Allowance to Tenant upon the closing of a refinancing by Landlord of the existing monetary encumbrances on the Land and Building, provided that no mechanics' liens or similar lien for labor or material supplied to the Interior Improvements have been filed or asserted against the Demised Premises. Landlord shall use its best efforts to obtain such refinancing within the three
(3) months after the Date of Execution. The unpaid balance of the Improvement Allowance (but not the Supplemental Improvement Allowance) shall be increased by one percent (1%) for each month the payment of the Improvement Allowance is delayed beyond three (3) months after the Date of Execution, prorated for any partial month on the basis of a thirty (30) day month. Notwithstanding the provisions of Article IV, Paragraph 4, if payment of the Improvement Allowance is delayed beyond five (5) months after the Date, of Execution, Tenant may deduct the remaining balance of the Improvement Allowance (but not the Supplemental Improvement Allowance) from the next payments of Rent coming due according to the following schedule: (i) Tenant may deduct all but Ten Thousand Dollars ($10,000) from the first such Base Rent payments and all but the Minimum Additional Rent from the full such Additional Rent payment, (ii) Tenant may deduct all but Five Thousand Dollars ($5,000) from the next such Base Rent payment and all but the Minimum Additional Rent from the next such Additional Rent payment, and (iii) Tenant may deduct all of each remaining Base Rent payment and all but the Minimum Additional Rent from each remaining Additional Rent payment, until Tenant has recovered the Remaining unpaid balance of the Improvement Allowance. Tenant shall be responsible for payment of all Improvement Costs in excess of the Improvement Allowance and Supplemental Improvement Allowance.

    3.   Amendment of Article XXI. A new subparagraph 3 is added to Article XXI
         -------------------------
to read as follow:

     3.  Landlord Default Under Allstate Loan. Landlord proposes to enter into a
         -------------------------------------
     Mortgage of the Property with Allstate Life Insurance Company of New York ("Allstate"). If Allstate gives any notice of default pursuant to the Allstate Mortgage to Landlord, Landlord shall provide a copy of such notice to Tenant: and shall also apprise Tenant of Landlord's plans (if any) for curing such default and with evidence of any payments made by Landlord to Allstate or other actions taken by Landlord to cure such default. If a default by Landlord pursuant to the Allstate Mortgage is not cured by Landlord within the allowable cure periods contained therein, a material adverse change in Landlord's financial position shall be deemed to have occurred which shall entitle Tenant to accelerate its Purchase Option on the terms set forth in Paragraph 2 of Article XV. Tenant may at its option cure any monetary default by Landlord pursuant to the Allstate Mortgage, during the period that Landlord is entitled to cure such default under the Allstate Mortgage. If Landlord does not reimburse Tenant for the cost of any such cure by Tenant of a monetary default pursuant to the Allstate Mortgage which does not also constitute a default by Tenant pursuant to this Lease, on or before the monthly Base Rent is next due under this Lease, then Tenant may deduct such amounts from Base Rents, until Tenant has become fully reimbursed, provided that Tenant shall continue to pay in any event monthly Base Rent at least equal to 100% of the monthly debt service payments then due pursuant to the Allstate Mortgage. In no event shall Tenant have any obligation to cure any default of Landlord under the Allstate Mortgage, or to repeatedly cure any such default that Tenant has once cured.

    4.  Amendment of Article XXIX, Paragraph 2. The first sentence of Paragraph
        ---------------------------------------
2 of Article of XXX is amended to read as follows:

         In consideration of the execution by Tenant of this Lease, Landlord hereby grants to Tenant the one-time option to purchase the Property (the "Purchase Option"), at the price and upon the terms set forth in this Article XXIX, Paragraph 2, by giving written notice (the "Notice of Exercise") to Landlord no earlier than October 1, 1998 and no later than September 30, 1999, provided that this Lease is still in full force and effect.

    5.  Amendment of Article XXIX, Paragraph 2(m). Paragraph 2(m) of Article of
        ------------------------------------------
XXIX is amended to read as follows:

         (m) Failure to Purchase. If Tenant shall give the Notice of Exercise to Landlord and thereafter shall fail to purchase the Property in accordance with the terms of this Article XXIX, Paragraph 2, this Lease shall remain in full force and effect. If such failure by Tenant occurs despite the fulfillment of all conditions to closing for Tenant's benefit contained in this Article XXIX, Paragraph 2, Tenant shall have no further right pursuant to this Lease to purchase the Property from Landlord, and Tenant shall be liable to Landlord for in damage incurred by Landlord as the result of Tenant's failure to so purchase the Property; and Tenant deliver to Landlord at no charge copies of all surveys, tests, investigations, studies, reports and analyses performed by Tenant or its employees, contractors, consultants, servants and agents in connection with Tenant's investigation of the Property. If Landlord fails to sell the Property to Tenant despite the fulfillment of all conditions to closing for Landlord's benefit contained in this
         Article XXIX, Paragraph 2, Landlord shall be liable to Tenant for all damage incurred by Tenant as the result of Landlord's failure to so sell the Property, or Tenant may pursue specific performance of its Purchase Option.

    6.  No Conflict. Except as amended by this Second Amendment, the terms and
        ------------
conditions of the Lease shall remain in full force and effect and are hereby ratified, affirmed and approved. In the event of any conflict between the terms of the Lease and this Second Amendment, this Second Amendment shall govern and control. This Amendment shall be interpreted and construed in accordance with the laws of the State of California, and shall be

EXHIBIT D
Plan of Sublet Premises
binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns under the Lease.


    IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment effective as of the date fall above written.


"Landlord"


Date:                            Richard R. Kelley, Jr.


                                 "Tenant"

                                 Digital Equipment Corporation, a Massachusetts corporation


Date:                            By:

                                 Its:

                                   EXHIBIT E

                     Telecommunications Equipment Inventory


Northern Telecom Handsets:               Model                       Quantity
                                         -----                       --------
                                         2008                        41
                                         2250 (console)              1
                                         2616 (without display)      1
                                         Unity                       1
                                         500                         1

                                   EXHIBIT E


                            CONSENT TO SUBLEASE AND
                      RECOGNITION AND ATTORNMENT AGREEMENT


     THIS RECOGNITION AND ATTORNMENT AGREEMENT (this "Agreement") is made as of _______________ 1996, by and between by and between Digital Equipment Corporation ("DEC"), TIBCO Inc., a Delaware corporation ("Sublessor") and Artemis Research, a California corporation ("Sublessee").

     A. DEC is the tenant under a certain Original Lease from Richard R. Kelley, Jr. ("Landlord") executed September 18, 1990, as amended by First Amendment to Lease dated January 18, 1991 and Second Amendment to Lease dated June 1, 1991 (which Original Lease, as amended is referred to herein as the "Prime Lease"), and DEC is the sublandlord and Sublessor is the subtenant under a certain Sublease dated February 17, 1995 (the "Prime Sublease"). The premises leased under the Prime Lease and subleased under the Prime Sublease are the land, with the building and improvements thereon, at 305 Lytton Avenue, Palo Alto, California, 94301 (as more particularly described in the Prime Lease, the "Premises").

     B. Sublessor has entered into or is entering into a sublease of the Premises (the "Sublease") with Sublessee.

                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DEC, Sublessor and Sublessee hereby agree as follows:

     I . Subject to the following provisions of this Agreement, DEC hereby consents to Sublessor's sublease of the Premises to Sublessee pursuant to the Sublease. Without limitation of the foregoing, DEC consents to the use of the Premises for general office use, network operations, research and development and any other use permitted under the Prime Lease.

     2.  The Sublease is subject and subordinate to the Prime Sublease.

     3. DEC agrees to give Sublessee written notice of the occurrence of any default by Sublessor under the Prime Sublease and to accept as a cure of such default, any cure by Sublessee of such default within the applicable cure period provided for in the Prime Sublease, which cure period, for purposes hereof, shall commence on the date of delivery to Sublessee of the notice of default.

     4. If the Prime Sublease is surrendered to DEC or if the Prime Sublease is terminated as a result of a default by the Sublessor that by its nature is personal to Sublessor and not curable by Sublessee, then DEC agrees that so long as Sublessee is not in default under the Sublease, which default has not been cured or is not in the process of being cured within any applicable grace period provided under the Sublease, the following shall apply:

          (i) Sublessee, shall not be evicted, nor shall Sublessee, be joined in any eviction or unlawful detainer action or proceeding instituted or taken by DEC; and

          (ii) DEC shall succeed to the interest of Sublessor in the Sublease and Sublessee shall be bound to DEC under all of the terms, covenants and conditions of the Sublease, for the remaining term thereof, with the same force and effect as if DEC were the Sublessor under the Sublease, and Sublessee does hereby agree to attom to DEC, such attornment to be effective and self operative without the execution of any further instruments on the part of any of the parties to this Agreement, immediately upon DEC succeeding to the interest of Sublessor under the Sublease.

     5. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors, and assigns of the parties hereto.

     6. In the event that any party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, whichever the case may be, shall pay any and all costs and expenses incurred by the other parties in enforcing or establishing their rights hereunder, including court costs and reasonable attorneys' fees.

     7. This Agreement shall not be modified or amended except by a written instrument executed by all of the parties hereto.

     8. This agreement shall not be nor be deemed to be a consent or waiver or amendment of the Prime Sublease with respect to any other or future transaction, whether similar or dissimilar, and any other or future transaction shall require DEC's written consent, which consent, except as otherwise expressly provided in the Prime Sublease, may be given or withheld in DEC's sole discretion.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                         DIGITAL EQUIPMENT CORPORATION

               By
               Print Name
               Its

               TIBCO INC.

               By
               Print Name
               Its

               TENANT

               ARTEMIS RESEARCH

               By
               Print Name
               Its

                                   EXHIBIT F
                      RECOGNITION AND ATTORNMENT AGREEMENT

     THIS RECOGNITION AND ATTORNMENT AGREEMENT (this "Agreement") is made as of __________ 1996, by and between Richard R. Kelley, Jr. ("Landlord") and TIBCO Inc., a Delaware corporation (Sublessor), and Artemis Research, a California corporation ("Sublessee").

     A. Digital Equipment Corporation ("DEC") is the tenant under a certain Original Lease from Landlord executed September 18, 1990, as amended by First Amendment to Lease dated January 18, 1991 and Second Amendment to Lease dated June 1, 1991 (which Original Lease, as amended is referred to herein as the "Prime Lease"), and DEC is the sublandlord and Sublessor is the subtenant under a certain Sublease dated February 17, 1995 (the "Prime Sublease"). The premises leased under the Prime Lease and subleased under the Prime Sublease are the land, with the building and improvements thereon, at 305 Lytton Avenue, Palo Alto, California, 94301 (as more particularly described in the Prime Lease, the "Premises").

     B. Sublessor has entered into or is entering into a sublease of the Premises (the "Sublease") with Sublessee.

                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Sublessor and Sublessee hereby agree as follows:

     1.   The Sublease is subject and subordinate to the Prime Lease.

     2. Landlord agrees to give Sublessee written notice of the occurrence of any default by DEC under the Prime Lease and to accept as a cure of such default, any cure by Sublessee of such default within the applicable cure period provided for in the Prime Lease, which cure period, for purposes hereof, shall commence on the date of delivery to Sublessee of the notice of default.

     3. If the Prime lease is surrendered to Landlord or if the Prime Lease is terminated as a result of a default by DEC that by its nature is personal to DEC and not surable by Sublessee, then Landlord agrees that so long as Sublessee is not in default under the Sublease, which default has not been cured or is not in the process of being cured within any applicable grace period provided under the Sublease, the following shall apply:

     (i) Sublessee shall not be evicted, nor shall Sublessee be joined in any eviction or unlawful detainer action or proceeding instituted or taken by Landlord; and

     (ii) Landlord shall succeed to the interest of Sublessor in the Sublease and Sublessee shall be bound to Landlord under all of the terms, covenants and conditions of the Sublease, for the remaining term thereof, with the same force and effect as if Landlord were the Sublessor under the Sublease, and Sublessee does hereby agree to attorn to Landlord, such attornment to be effective and self operative without the execution of any further instruments on the part of any of the parties to this Agreement, immediately upon Landlord succeeding to the interest of Sublessor under the Sublease.

     4. The covenants and agreements contained herein shall be binding upon and inure to the benefits of the respective heirs, administrators, executors, legal representatives, successors, and assigns of the parties hereto.

     5. In the event that any party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, whichever the case may be, shall pay any and all costs and expenses incurred by the other parties in enforcing or establishing their rights hereunder, including court costs and reasonable attorney's fees.

     6. This Agreement shall not be modified or amended except by a written instrument executed by all of the parties hereto.

     7. This agreement shall not be nor be deemed to be a consent or waiver or amendment of the Prime Lease with respect to any other or future transaction, whether similar or dissimilar, and any other or future transaction shall require Landlord's written consent, which consent, except as otherwise expressly provided in the Prime Lease, may be given or withheld in Landlord's sole discretion.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

               Richard R. Kelly, Jr.

               TIBCO INC.

               By
               Print Name
               Its

               TENANT

               ARTEMIS RESEARCH

               By
               Print Name
               Its

                                   SUBLEASE


           THIS SUBLEASE is made as of June 14, 1996 (the "Effective Date"), by and between TIBCO Inc., a Delaware corporation with an address at 530 Lytton Avenue, Palo Alto, California ("Sublessor") and Artemis Research, a California corporation, with an address at 275 Alma Street, Palo Alto, California ("Sublessee").

           WHEREAS, Sublessor is the subtenant under a certain Sublease from Digital Equipment Corporation ("DEC") dated February 17, 1995 ("Prime Sublease"), a copy of which is attached hereto as Exhibit A; and

           WHEREAS, DEC is the tenant under a certain Amended and Restated Lease ("Original Lease") from Richard R. Kelley, Jr., Charles E. Hangar and Faye E. Hangar, and Harry L. Fox (as successor-in-interest to Hare, Brewer and Kelly, Inc.) ("Landlord") executed November 26, 1990, a copy of which is attached hereto as Exhibit B, which Original Lease, was amended by First Amendment to Amended and Restated Lease ("First Amendment"), a copy of which is attached hereto as Exhibit C (such Original Lease, as amended by the First Amendment is referred to hereafter as the "Prime Lease"); and

           WHEREAS, the premises leased under the Prime Lease and subleased under the Prime Sublease are the land, with the building and improvements thereon at 335 Bryant Street, Palo Alto, California, 94301, which premises are more particularly described in Article I of the Original Lease as the "Demised Premises"; and

           WHEREAS, Sublessee wishes to sublease from Sublessor the entire Demised Premises consisting of a certain parcel of land more particularly described in Exhibit C of the Prime Lease (the "Land"), the building (the "Building") on the Land, containing approximately 9,284 square feet, and the parking spaces (if any) and other improvements on the Land (collectively, the "Sublet Premises"), and Sublessor is willing to sublet the Sublet Premises to Sublessee;

           NOW, THEREFORE, the parties hereto agree as follows:

           1. Demise. Sublessor hereby subleases the Sublet Premises to
              -------
Sublessee and Sublessee hereby sublets the Sublet Premises from Sublessor subject to the terms and conditions hereinafter stated.

           2. Term. The term of this Sublease (the "Sublease Term") shall be
              -----
approximately six (6) years, commencing on August 1, 1996 or when DEC consents to this Sublease, whichever occurs last (the "Commencement Date"), and shall end November 15, 2002 (the "Termination Date"), unless terminated earlier in accordance with the provisions of this Sublease. In the event the Sublease Term commences on a date later than August 1, 1996, Sublessor and Sublessee shall execute a memorandum setting forth the actual Commencement Date. Sublessor agrees to use best efforts to make a portion of the Sublet Premises available to Sublessee prior to the Commencement Date. In the event any such portion becomes available prior to the Commencement Date, upon approval by DEC and delivery of such portion of the premises as are available to Sublessee, Sublessee shall pay that portion of the rent attributable to such portion of the Sublet Premises for such time until the Commencement Date and shall occupy said portion under all other terms and conditions of this Sublease. The rent payment for such early occupancy shall not become due and payable unless and until Sublessor delivers the entire Sublet Premises and the Lytton Avenue Premises (as defined below) to Sublessee.

           3. Delivery of Sublet Premises.
              ----------------------------

              a. Sublessee expressly acknowledges that it has inspected the Sublet Premises and is ftdly familiar with the physical conditions thereof, and agrees to accept possession of the Sublet Premises in its "as is" condition. Sublessee acknowledges that, except as expressly provided in this Sublease, Sublessor has made no representations or warranties regarding the Sublet Premises and that it has relied on no such representations or warranties in accepting the Sublet Premises. Sublessee acknowledges that Sublessor shall have no obligation to do any work in or to the Sublet Premises or incur any expense in connection therewith, in order to make them suitable and/or ready for occupancy and use by Sublessee. Sublessee shall have the right to utilize the telecommunications equipment (the "Telecommunications Equipment") described in Exhibit D to the Prime Sublease, subject to the terms of this Sublease.

              b. Concurrently herewith, Sublessor and Sublessee are entering into a Sublease of premises located at 305 Lytton Avenue, Palo Alto, California (the "Lytton Avenue Premises") on terms and conditions similar to that of this Sublease. Sublessee's obligations under this Sublease are conditioned upon Sublessor delivering both the Sublet Premises and the Lytton Avenue Premises to Sublessee on or before August 1, 1996 (which date may be extended only in Sublessee's discretion). If Sublessor fails to deliver either the Sublet Premises or the Lytton Avenue Premises to Sublessee on or before August 1, 1996, then Sublessee shall be entitled to terminate this Sublease by written notice to Sublessor at any time after August 1, 1996 and before both the Sublet Premises and the Lytton Avenue Premises are delivered to Sublessee. Such termination shall effect the simultaneous termination of the sublease of the Lytton Avenue Premises and shall serve to discharge and release both parties from any further liability to each other.

           4. Rent.
              -----

              a. Base Rent. Sublessee shall pay to Sublessor base rent ("Base
                 ----------
Rent") without offset, deduction or demand in the following amounts, commencing on the Commencement Date and continuing on the first day of every month thereafter; provided, however, that the first month's rent shall be due and payable upon execution of this Sublease:

       Term                                                         Rent/Month
       ----                                                         ----------
       Commencement Date - January 31, 1997                         $24,324.08
       February 1, 1997 - January 31, 1999                          $25,252.48
       February 1, 1999 - January 31, 2000                          $26,923.60
       February 1, 2000 - January 31, 2001                          $27,387.80
       February 1, 2001 - January 31, 2002                          $27,852.00
       February 1, 2002 - November 15, 2002                         $28,780.40

           Base Rent shall be apportioned for any partial calendar month occurring at the beginning or end of the Sublease Term.

           All payments hereunder shall be made at the following address:

                           TIBCO Inc.
                           530 Lytton Avenue
                           Palo Alto, CA 94301
                           Attn: Accounting Department

           or such other address as Sublessor may from time to time designate by written notice to Sublessee. Sublessor agrees to use its best efforts to forward to Sublessee on a monthly basis evidence of its payment of all rents and Operating Expenses due under the Prime Sublease.

              b. Operating Expenses. Sublessee shall pay to Sublessor all
                 -------------------
Operating Expenses as defined and required to be paid by Sublessor under paragraph 4.b of the Prime Sublease. Payment shall be made as and when payable by Sublessor to DEC. Sublessor shall promptly forward to Sublessee a copy of all statements showing Operating Expenses which Sublessor receives from DEC, including, without limitation, statements for the year just ended and statements of estimates for the current year. Sublessee shall have the right, through Sublessor, to inspect, audit and examine the records pertaining to Operating Expenses in accordance with the provisions of Paragraph 3 of Article V of the Prime Lease.

           All sums which Sublessee agrees to pay under this Sublease other than Base Rent, or which Sublessor pays or incurs as a result of a default by Sublessee which constitutes an Event of Default as defined in the Prime Sublease, including without limitation interest at the Default Rate of Interest as defined in Section 13 of the Prime Sublease and the early termination penalty, if applicable, due under Section 10 below, shall be included within the term "Additional Rent" whether or not expressly so identified. As used in this Sublease, the term "Rent" shall mean collectively Base Rent and Additional Rent.

           5. Utilities. Sublessee shall make its own arrangements with the
              ----------
applicable utility companies for the provision of all utilities and services as set forth in Section 5 of the Prime Sublease.

           6. Security Deposit. Upon the later of the execution of this
              -----------------
Sublease and the receipt of DEC's written consent to this Sublease, Sublessee shall deposit with Sublessor a security deposit in the amount of $28,780.40 (the "Security Deposit"). If Sublessee fails to pay Rent when due under this Sublease, which failure continues beyond any applicable cure period, Sublessor may apply all or any portion of the Security Deposit for the payment of any such Rent then due hereunder and unpaid beyond any applicable cure period. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after receipt of written demand by Sublessor, restore the Security Deposit to the full amount originally required, and Sublessee's failure to do so shall constitute a default under this Sublease. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or

FA961550.029

Sublessee has vacated the Premises, whichever shall occur last, the Security Deposit, or so much thereof as had not heretofore been applied by Sublessor in accordance with Sublessor's rights hereunder, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

           7. Use. Sublessee shall be entitled to use and occupy the Sublet
              ----
Premises, to the extent permitted by law, for the purpose of general office use and for no other use or purpose (the "Permitted Uses").

           8. Assignment and Subletting. Sublessee shall not assign, transfer,
              --------------------------
mortgage or pledge this Sublease, or further sublet all or any part of the Sublet Premises, or enter into any other license or occupancy arrangement, whether voluntary or involuntary or by operation of law (collectively a "Transfer") without the prior written consent of Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed, and the prior written consent of DEC, subject to the requirements of the Master Lease.

           No Transfer, nor any collection of rent by Sublessor from any person or entity other than Sublessee, shall relieve Sublessee of its obligations to fully observe and perform the terms, covenants, and conditions hereof. No consent by Sublessor or DEC in a particular instance shall be deemed a waiver of the obligation to obtain Sublessor's and/or DEC's consent in another instance. Sublessee shall pay to Sublessor as received any excess of amounts received pursuant to an assignment, subletting, license or other occupancy arrangement in excess of the Rent due hereunder. For purposes of this Sublease, the transfer of a majority ownership interest in Sublessee shall be deemed a Transfer.

           9. Prime Sublease.
              ---------------

              a. Incorporation of Prime Sublease. Except as otherwise provided
                 -------------------------------
herein, Sublessor grants to Sublessee, all of Sublessor's rights, benefits and interests with respect to the Sublet Premises, and Sublessee agrees to accept from Sublessor and hereby assumes all of Sublessor's obligations and burdens under the Prime Sublease with respect to the Sublet Premises (including but not limited to Sublessor's obligations and burdens with respect to the Prime Lease), as if all such rights and obligations were set forth herein in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Prime Sublease are contradictory to or inconsistent with terms and conditions hereof, and provided further that those provisions of the Prime Lease which are protective and for the benefit of the Landlord shall in this Sublease be deemed to be protective and for the benefit of Landlord, DEC and Sublessor and those provisions of the Prime Lease which are protective and for the benefit of DEC shall in this Sublease be deemed to be protective and for the benefit of Sublessee. The deletion of certain sections of the Prime Lease from inclusion in the Prime Sublease are set forth in paragraph I La. of the Prime Sublease and incorporated herein by this reference. All applicable terms and conditions of the Prime Sublease are incorporated into and made a part of this Sublease as if Sublessor were the Sublandlord thereunder and Sublessee the Subtenant thereunder, except paragraphs 4.a., 14, 15, 21, and 24 are deleted and shall not apply.

           Sublessee represents that it has read and is familiar with the terms of the Prime Lease and the Prime Sublease.

           b. Performance of Prime Sublease. Sublessee covenants and agrees
              ------------------------------
faithfully to observe and perform all of the terms, covenants and conditions of the Prime Sublease on the part of Sublessor to be performed with respect to the Sublet Premises, other than the payment of Rent to DEC which shall be Sublessor's responsibility, and neither to do nor cause to be done, any act or thing which would and might cause the Prime Sublease to be canceled, terminated, forfeited or surrendered, or which would or might make Sublessor liable for any damages, claims or penalties.

           C. Representation-Covenant, Indemnity.
              ------------------------------------

           (i) Sublessor hereby represents and warrants to Sublessee that as of the date hereof Sublessor is not in default under the Prime Sublease nor has any event occurred that with the giving of notice or the passage of time would constitute a default by Sublessor under the Prime Sublease, and to Sublessor's knowledge DEC is not in default and no event has occurred that with the giving of notice or the passage of time would constitute a default by DEC under the Prime Sublease or under the Prime Lease.

           (ii) Sublessor covenants and agrees to pay all Rent due under the Prime Sublease as and when due and to perform all other obligations under the Prime Sublease that are not Sublessee's obligations hereunder or are otherwise not performable by Sublessee.

           (iii) Sublessor shall indemnify, defend and hold Sublessee harmless from and against any and all losses, costs, damages and expenses, including reasonable attorneys fees and expenses, incurred by Sublessee as a result of (x) any failure of Sublessor to perform any of its obligations under the Prime Sublease as set forth in Section 9c(ii), or (y) any other default by Sublessor under the Prime Sublease. Sublessor's maximum aggregate liability under this Section 9c(iii) shall not exceed $350,000 and the aforesaid indemnity shall not include special, indirect, incidental or consequential damages (including loss of profits) even if Sublessor has been advised of the possibility of the same.

           d. Termination. If the Prime Sublease terminates, this Sublease shall
              ------------
terminate and the parties shall be relieved of any further liability or obligation under this Sublease; provided, however, that if the Prime Sublease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Prime Sublease, then the defaulting party shall be liable to the nondefaulting party for the costs incurred as a result of such termination. Notwithstanding the foregoing to the contrary, if the Prime Sublease gives Sublessor any right to terminate the Prime Lease in the event of a partial or total damage, destruction or condemnation of the Sublet premises or the building or project of which the Sublet Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach under this Sublease.

              e. Recognition Agreements. Sublessor shall use reasonably diligent
                 -----------------------
efforts to obtain from DEC a consent, recognition and attornment agreement in the form of attached Exhibit F or in such other form as is acceptable to Sublessee in its reasonable discretion. In addition, Sublessor shall use reasonably diligent efforts to obtain a recognition and attornment agreement in the form of attached Exhibit G or such other form as is reasonably acceptable to Sublessee executed by the Landlord.

           10. Option to Terminate. Sublessee shall have the option to terminate
               --------------------
this Sublease, subject to the following provisions: Sublessee shall exercise the option to terminate this Sublease, if at all, by written notice to Sublessor given not later than October 31, 1998. If Sublessee exercises the option to terminate, then the Sublease shall terminate effective on July 31, 1999; provided that if, and only if, Sublessee has exercised its termination option,
--------
Sublessor shall have the right, upon not less than three months prior written notice to Sublessee, to terminate the Sublease effective as of the end of any month after January 31, 1999 and prior to July 31, 1999. In the event that Sublessee exercises its option to terminate the Sublease, Sublessee shall pay to Sublessor an early termination penalty equal to one month's Base Rent (in the amount in effect as of the date of termination) which penalty shall be due and payable on the date three months prior to the effective date of the termination.

           In addition, Sublessee will reimburse Sublessor for fifty percent (50%) of any reasonable brokerage commissions (not in excess of standard commissions for office buildings in Palo Alto) incurred by Sublessor in re-subleasing the Sublet Premises and one hundred percent (100%) of reasonable out-of-pocket expenses incurred by Sublessor for marketing and brochures in connection with such subsequent re-subletting and 100% of reasonable attorneys' fees in connection with such subsequent re-subletting, not to exceed $5,000. Sublessee shall have the right to conduct a search for and attempt to locate a subsequent subtenant provided that such subsequent subtenant shall be subject to the reasonable approval of Sublessor, which consent shall not be unreasonably withheld. Sublessor may, in its sole discretion, direct the retention or retain the services of Bill Reid of Spallino Reid as listing broker for any subsequent sublease.

           11. Insurance. Sublessee shall maintain insurance in accordance with
               ----------
the terms of the Prime Sublease. The named insureds shall be Sublessee, Sublessor, DEC, Landlord and Landlord's mortgagees.

           12. Surrender. Upon the expiration or earlier termination of the
               ----------
Sublease Tenn, Sublessee shall surrender the Sublet Premises free and clear of all tenants and occupants, and in good order and condition, reasonable wear and tear and damage by casualty or taking only excepted. All alterations, additions and improvements (other than Sublessee's equipment and property) shall remain part of the Sublet Premises and shall not be removed unless Sublessor has required that such alterations be removed as a condition to Sublessor's consent to the making of such alteration. Sublessee shall repair any damage to the Sublet Premises caused by the removal of its property. Any property of Sublessee not removed at or prior to the expiration or earlier termination of the Sublease Term may be removed and stored or disposed of by Sublessor as it deems appropriate in its sole discretion (provided that in the event of a termination prior to the expiration of the Sublease Term, Sublessee shall have a reasonable period of time to remove such property). Sublessee agrees to reimburse Sublessor for all of Sublessor's costs resulting from such removal and storage or disposition, less any proceeds received by Sublessor as a result of the disposition.

           13. Notices. All notices relating to this Sublease or the Sublet
               -------
Premises shall be in writing and addressed, if to Sublessee, at the Sublet Premises, or at such other address as Sublessee shall designate in writing, and if to Sublessor, to TIBCO Inc., 530 Lytton Avenue, Palo Alto, California, Attn:
Chief Financial Officer, or to such other address as Sublessor shall designate in writing.

           14. Broker. Upon execution of this Sublease and consent thereto by
               ------
DEC, Sublessor shall be responsible for paying the brokerage commissions due to Spallino Reid and CB Commercial Real Estate Group, Inc. (the "Brokers") in connection with this Sublease. Sublessee and Sublessor each represent and warrant to the other that it has not dealt with any broker or agent in connection with Sublease other than the Brokers and it shall indemnify, defend (with counsel reasonably satisfactory to the indemnified party) and hold the other party hereto harmless from and against all claims, liability, leases, damages, costs and expenses arising from a breach of such representation and warranty. If Spallino Reid is retained by Sublessor as its broker and earns a commission in connection with a subsequent sublease of the Sublet Premises, Spallino Reid agrees to waive its portion of the brokerage commission less reasonable out-of-pocket costs and to pay fifteen percent (15%) of the remaining brokerage commission.

           15. Consent by DEC. This Sublease shall be of no force or effect
               --------------
unless consented to by DEC.

           IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed by their duly authorized offices as of the date first written above.

                                                     Sublessor:
                                                     TIBCO Inc.

                                                     Signed:
                                                     Print Name:
                                                     Title:

                                                     Sublessee:
                                                     ARTEMI RESEARCH

                                                     Signed:
                                                     Print Name:
                                                     Title:

                                  EXHIBIT A.
                                  ----------







                                   SUBLEASE


                                    between


                  DIGITAL EQUIPMENT CORPORATION, Sublandlord


                                      and


                  TEKNEKRON SOFTWARE SYSTEMS, INC., Subtenant


                         Dated as of February 17, 1995


                              3 3 5 Bryant Street
                          Palo Alto, California 94301

                                   SUBLEASE

                 BY DIGITAL EQUIPMENT CORPORATION, Sublandlord

                TO TEKNEKRON SOFTWARE SYSTEMS, INC., SUBTENANT

                        DATED: AS OF February 17, 1995



                               335 Bryant Street
                          Palo Alto, California 94301



                               TABLE OF CONTENTS

1.         Demise                                                          3

2.         Term                                                            3

3.         Delivery of Sublet Premises                                     3

4.         Rent                                                            5
           a. Base Rent                                                    5
           b. Additional Rent                                              5

5.         Utilities                                                       6

6.         Use                                                             7

7.         Assignment and Subletting                                       8

8.         Insurance                                                       8

9.         Indemnification                                                 9

10.        Maintenance and Services                                        9

11.        Prime Lease                                                     10
           a. Incorporation of Prime Lease                                 10
           b. Performance of Prime Lease                                   10
           c. Consents -                                                   11
           d. No Sublandlord Obligation                                    11
           e. Termination

12.        Alterations


13.        Defaults and Remedies                                           12
14.        Surrender                                                       14
15.        Notices                                                         14
16.        Effect                                                          14
17.        Applicable Law                                                  15
18.        Modification, etc.                                              15
19.        Severability                                                    15
20.        No Waiver                                                       15
21.        Broker                                                          15
22.        Mechanics Liens                                                 15
23.        Confidentiality                                                 15
24.        Abatement                                                       15
25.        Quiet Enjoyment                                                 16
26.        Compliance With Legal Requirements                              16
27.        Early Occupancy                                                 16
           Exhibits

Exhibit A:           Original Lease

Exhibit B:           First Amendment to Original Lease

Exhibit C:           Plan of Sublet Premises

Exhibit D:           Telecommunications Equipment Inventory


                                   SUBLEASE

           THIS SUBLEASE is made as of the day of February, 1995, by and between Digital Equipment Corporation, a Massachusetts corporation, with an address at 111 Powdermill Road, Maynard, MA, ("Sublandlord") and Teknekron Software Systems, Inc., a Delaware Corporation with an address at 530 Lytton Avenue, Palo Alto, California ("Subtenant").

                                  WITNESSETH

           WHEREAS, Sublandlord is the tenant under a certain Amended and Restated Lease ("Original Lease") from Richard R. Kelley, Jr., Charles E. Hanger and Faye E. Hanger, and Harry L. Fox (as successor-in-interest to Hare, Brewer and Kelley, Inc.) ("Landlord"), executed November 26, 1990, a copy of which is attached hereto as Exhibit A, as amended by First Amendment to Amended and Restated Lease ("First Amendment"), a copy of which is attached hereto as Exhibit B (such Original Lease, as amended by the First Amendment, is hereinafter referred to as the "Prime Lease"). The premises leased to Sublandlord under the Prime Lease are the land, with the building and improvements thereon at 335 Bryant Street, Palo Alto, CA 94301, which premises are more particularly described in Article I of the Original Lease as the "Demised Premises" and are shown on Exhibit C; and

           WHEREAS, Subtenant wishes to sublease from Sublandlord the leased premises shown on the plan attached hereto as Exhibit C, consisting of a certain parcel of land more particularly described in Exhibit C of the Prime Lease (the "Land"), the building (the "Building") on the Land, containing approximately 9,284 square feet, and the parking spaces and other improvements on the Land (collectively, the "Sublet Premises'), and Sublandlord is willing to Sublet the Sublet Premises to Subtenant;

           NOW, THEREFORE, the parties hereto agree as follows:

           1. Demise. Sublandlord hereby subleases the Sublet Premises to Subtenant and Subtenant hereby sublets the Sublet Premises from Sublandlord subject to the terms and conditions hereinafter stated.

           2. Term. The term of this Sublease (the "Sublease Term") shall be approximately six (6) years and ten and one half (10 1/2) months, beginning with the first day of January, 1996, (the "Commencement Date") and ending with the 15th day of November, 2002.

           In order to move the commencement date forward, Sublandlord must receive one hundred fifty (150) days written notice from Subtenant. Upon commencement the rent schedule in Section 4 shall apply and the sublease term extended to reflect the earlier commencement date. In such an event, a subsequent amendment outlining the rent schedule and sublease term will be executed by the parties.

           3. Delivery of Sublet Premises. Subtenant expressly acknowledges that it has inspected the Sublet Premises and is fully familiar with the physical condition thereof, and agrees to accept possession of the Sublet Premises in its "as is" condition. Subtenant acknowledges that Sublandlord has made no representations or warranties regarding the Sublet Premises, and that it has relied on no such representations or warranties in accepting the Sublet Premises. Subtenant acknowledges that Sublandlord shall have no obligation to do any work in or to the Sublet Premises, or to incur any expense in connection therewith, in order to make them suitable and ready for occupancy and use by Subtenant. Subtenant shall have the right to utilize the telecommunications equipment (the "Telecommunications Equipment") described in Exhibit D, subject to the terms of this Sublease.

             4.  Rent.

             a. Base Rent. Subtenant shall pay to Sublandlord base rent ("Base Rent") without offset, deduction or demand in the following amounts, commencing on the Commencement Date and continuing on the first day of every month thereafter:

                    Mos. 1-13:                     $24,324.08 per month.
                    Mos. 14-37:                    $25,252.48 per month.
                    Mos. 38-49:                    $26,923.60 per month.
                    Mos. 50-61:                    $27,387.80 per month.
                    Mos. 62-73:                    $27,852.00 per month.
                    Mos. 74-83:                    $28,780.40 per month.

           Base Rent shall be apportioned for any partial calendar month occurring at the beginning or end of the Sublease Term.

           All payments hereunder shall be made at the following address:

                     Digital Equipment Corporation
                     305 Rockrimmon Boulevard, South
                     Mailstop CX03-D12Colorado Springs, Colorado 80919-2398

                     Attention: Property Development Center, Real Estate
                                Administrator

or such other address as Sublandlord may from time to time designate by written notice to Subtenant.

             b. Operating Expenses. Operating Expenses shall be defined as the sum of (i) Operating Costs, as defined in Article V, Section 1 of the Prime Lease, (ii) Real Estate Taxes, as defined in Article V, Section 4 of the Prime Lease, and (ii) the costs of Sublandlord's Maintenance Obligations, as defined in Section 10 hereof. If, with respect to any calendar year during the Sublease Term after the Operating Expenses Base Year (Which shall be defined as calendar year 1996), the aggregate amount of Operating Expenses exceeds the Operating Expenses for the Operating Expenses Base Year; Tenant shall pay to Landlord, as Additional Rent, the entire amount of such excess. Tenant's obligation under this Section 4(b) shall be prorated for partial calendar years at the beginning or end of the Term.

After the end of each calendar year included in the Sublease Term, Sublandlord shall send Subtenant a statement showing Operating Expenses (i) for the calendar year just ended ("Actual Expenses"), which statement shall be based in part upon information supplied by Sublandlord, and an estimate of Operating Expenses for the then-current calendar year ("Estimated Expenses"). Subtenant shall pay Sublandlord on the first day of each month, in advance, as Additional Rent, an amount equal to 1/12th of the amount, if any, by which the Estimated Expenses for the then current calendar year exceed the Operating Expenses for the Operating Expenses Base Year. Such payments shall not bear interest and may be commingled by Sublandlord with any other funds of Sublandlord. If the total amount paid by Subtenant in accordance with (ii) above on account of Operating Expenses for any calendar year during the Sublease Term
(i) exceeds the amount due therefor as shown on Sublandlord's statement delivered after the end of such calendar year, such excess shall be credited against the monthly installments of Additional Rent next due (or refunded to Subtenant if the Sublease Term has expired, or (ii) is less than the amount due therefor as shown on Sublandlord's statement delivered after the end of such calendar year, then Subtenant shall pay the difference to Sublandlord within 30 days after receipt of such statement from Sublandlord. Subtenant's rights and obligations under this Section 4(b) with respect to the last calendar year (or portion thereof) included in the Sublease Term shall survive the expiration or termination of this Sublease.

           All sums which Subtenant agrees to pay under this Sublease other than Base Rent, or which Sublandlord pays or incurs as a result of a default by Subtenant, including without limitation interest at the Default Rate of Interest as defined in Section 13, shall be included within the term "Additional Rent" whether or not expressly so identified. As used in this Sublease, the term "Rent" shall mean collectively Base Rent and Additional Rent.

           5. Utilities. Subtenant shall make its own arrangements with the applicable utility companies for the provision of all utilities and services, including, without limitation, water, sewer, electricity, gas, heating fuels, and telephone service, which are required for the use of the Sublet Premises for the Permitted Uses, and shall pay when due all charges therefor directly to the company which provides such service. If Sublandlord is notified that a lien will be placed upon the Sublet Premises as a result of Subtenant's non-payment of any such utility charge, then Sublandlord may pay such charges and notify Subtenant thereof, and Subtenant shall pay the same to Sublandlord as Additional Rent with the next installment of Base Rent becoming due. In no event shall Sublandlord be responsible for charges for any utilities or services consumed by Subtenant at the Sublet Premises.

           If, for any reason whatsoever other than a negligent act or omission or a WMI act or omission of Subtenant, its officers, directors, employees, contractors, servants or agents, or a default by Subtenant hereunder, any utilities or services which are required for Subtenant's use of the Sublet Premises for the Permitted Uses are interrupted, Tenant shall promptly so notify Sublandlord in writing.

           If resumption of such utilities or services does not occur within sixty (60) days after the commencement of such interruption, and the lack of such utilities or services continues to materially impair Subtenant's then-current use of the Sublet Premises or a material portion thereof, Subtenant shall have the right to terminate this Sublease at any time thereafter while such interruption continues by giving to Sublandlord a written notice of termination stating the date on which this Sublease shall terminate.

If the unavailability of such utilities or services materially impairs Subtenant's then-current use of the Premises or a material portion thereof for a period of more than ten (10) consecutive days, Rent shall be abated proportionately according to the extent to which the Subtenant's use and occupancy of the Sublet Premises are so affected, for the period commencing on the date such utilities or services became unavailable and ending on the date on which such -condition is cured or this Sublease terminates, as the case may be.

           Subtenant shall not connect to the Building's electrical system any equipment which operates in excess of the current capacity of such system without Sublandlord's prior written consent.

           6. Use. Subtenant shall continuously use and occupy the Sublet Premises, to the extent permitted by law, for the purpose of general office use (the "Permitted Uses") and for no other use or purpose. Sublandlord makes no representation or warrant as to the necessity of obtaining any license, permit or approval from any federal, state or municipal governmental authority for such uses.

           Subtenant shall not conduct any activity on the Sublet Premises, which is not permitted under the Prime Lease, or which causes any noise, odor or vibration to be emitted from the Sublet Premises. Subtenant shall comply with reasonable rules and regulations as the same may be promulgated and modified by Landlord from time to time. Except as specifically provided in Section 26 hereof, Subtenant shall comply with all laws, statutes, ordinances, by-laws, regulations, restrictions, and with the requirements of all governmental approvals, licenses and permits, relating to the Building or the Sublet Premises (collectively, "Legal Requirements"), and with the provisions of all insurance policies from time to time in effect with respect to the Building or the Sublet Premises. In addition, Subtenant shall obtain, keep in force, and comply with all requirements of all governmental approvals, licenses and permits required for Subtenant's specific use of the Sublet Premises.

           Subtenant shall not use, generate, treat, store, or dispose of "Hazardous Substances" (as hereinafter defined) on the Sublet Premises without giving prior written notification to Sublandlord, including the identity and amounts of the Hazardous Substances which Subtenant proposes to use, and receiving prior written consent from Sublandlord, which may be withheld or conditioned in Sublandlord's sole discretion. In all events, Subtenant's use of Hazardous Substances must be in full and complete accordance with all Legal Requirements applicable thereto. Subtenant shall indemnify, save harmless, and defend (with counsel reasonably satisfactory to Sublandlord) Sublandlord, its officers, directors, employees, contractors, servants and agents, from and against all loss, costs, damages, claims proceedings, demands, liabilities, penalties, fines and expenses, including without Urnitation reasonable attorneys' fees, consultants' fees, litigation costs, and cleanup costs, asserted against or incurred by Sublandlord, its officers, directors, employees, contractors, servants and agents at any time and from time to time resulting from the presence of any Hazardous Substances in or on the Sublet Premises during the Sublease Term arising after Subtenant's taking possession of the Sublet Premises and resulting from (a) the action or inaction of Subtenant, its officers, directors, employees, contractors, servants and agents, or (b) Subtenant's generation, storage, treatment, handling, transportation disposal or release of any Hazardous Substances at or near the Sublet Premises, or (c) the violation of any applicable law governing Hazardous Substances by Subtenant, its officers, directors, employees, contractors, servants or agents. The indemnities and duties to defend set forth in this Section shall survive the expiration or earlier termination of this Sublease. As used in this Sublease, "Hazardous Substances" shall mean any chemical, substance, waste, material, gas or emission which is deemed hazardous, toxic, a pollutant, or a contaminant under any federal, state or local statute, law, ordinance, rule or regulations, now or hereafter in effect. "Hazardous Substances" include but are not limited to petroleum and petroleum products, asbestos, chloroflourocarbons (CFCs), radon gas and polychlorinated biphenyle
(PCBs). Upon request by Sublandlord from time to time, Subtenant shall certify in writing to Sublandlord that no portion of the Sublet Premises has been or is then being used by Subtenant or by anyone claiming under Subtenant for the use, generation, treatment, storage, or disposal of Hazardous Substances and Premises except those set forth in such certification.

           7. Assignment and Subletting. Subtenant shall not assign, transfer, mortgage or pledge this Sublease, nor sublet all or any part of the Sublet Premises, or enter into any other license or occupancy arrangement, whether voluntary or involuntary or by operation of law (collectively a "Transfer") without Sublandlord's prior written consent, which consent shall not be unreasonably withheld by Sublandlord.

           No Transfer, nor any collection of rent by Sublandlord from any person or entity other than Subtenant, shall relieve Subtenant of its obligations to fully observe and perform the terms, covenants, and conditions hereof. No consent by Sublandlord in a particular instance shall be deemed a waiver of the obligation to obtain Sublandlord's consent in another instance. Subtenant shall pay to Sublandlord as received any excess of amounts received pursuant to an assignment, subletting, license or other occupancy arrangement in excess of the Rent due hereunder. For the purposes of this Sublease, the transfer of a majority ownership interest in Subtenant shall be deemed a Transfer.

           8. Insurance. Subtenant shall maintain in full force and effect during the Sublease Term a commercial general liability insurance policy with a combined single Emit not less than $2,000,000 for personal injury/bodily injury and property damage, under which Subtenant, Sublandlord, Landlord and Landlord's mortgagees are named as insured. Such policy shall be in a form which shall specifically include contractual liability coverage insuring Subtenant's obligations under this Sublease. Such policy shall be issued by a responsible insurance company with an A.M. Best rating of B+ or better and which is authorized to do business in the state in which the Sublet Premises are located. Subtenant shall deliver certificates of such insurance to Sublandlord before the Commencement Date and thereafter within ten (10) days after a request by Sublandlord. Subtenant shall use reasonable efforts to obtain insurance policies which shall not be canceled, non-renewed, or materially changed without thirty
(30) days' prior written notice to Sublandlord, Landlord and Landlord's mortgagees. Sublandlord and Subtenant each waive all claims and rights against the other and their respective officers, directors, employees, contractors, servants and agents, for any damage to or destruction of real or personal property of Sublandlord or Subtenant, regardless of cause or origin and regardless of any proceeds or recoveries from any insurance policies, and all insurance policies carried by Subtenant shall include a waiver of its right of subrogation against Sublandlord. All such insurance shall be obtained at Subtenant's sole cost and expense. Sublandlord shall have no responsibility or liability for any loss or damage to personal property or trade fixtures of Subtenant, damage to all such property and fixtures being Subtenant's sole risk.

           In the event that Sublandlord receives a notice of cancellation of such insurance policy, Sublandlord may, in addition to and without thereby waiving any other remedies therefor, either (i) pay the premiums necessary to prevent such cancellation or (ii) obtain substitute insurance, and bill Subtenant therefor. Subtenant shall reimburse Sublandlord therefor by paying such amount to Sublandlord, as Additional Rent, within ten (10) days after demand by Sublandlord.

           9. Indemnification. To the maximum extent that this agreement may be made effective according to law, but subject to the waiver of subrogation in
Section 8 above, Subtenant agrees that it will defend and indemnify Sublandlord and save Sublandlord harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against Sublandlord by reason of (a) any accident, injury to, or death of persons, or damage to or loss of property other than that of Sublandlord and Subtenant, in or about the Sublet Premises to the extent not caused by any negligence or willful misconduct of Sublandlord, or (b) any failure on the part of Subtenant to perform, fulfill or observe any of Subtenant's representations, warranties or agreements set forth in this Sublease. This indemnification shall survive expiration or earlier termination of this Sublease. To the extent that any action, suit or proceeding is brought against Sublandlord by reason of any such occurrence, Subtenant, upon Sublandlord's request, shall at Subtenant's expense, cause such action, suit or proceeding to be resisted and defended by counsel reasonably satisfactory to Sublandlord.

           10. Maintenance and Services. Subtenant hereby agrees that, except as otherwise provided in this Section 10, it is relying directly on Landlord's obligations under the Prime Lease for (i) all repairs and replacements to all structural elements of or associated with the Building (as provided in Article XI, Section 2 of the Original Lease), (ii) all capital expenditures throughout the Sublease Term which may be required to keep the Building in good repair and maintenance and in compliance with all Laws (except for compliance of Interior Improvements and Alterations) and the maintenance and repair of the mechanical, electrical, conveying, plumbing and other systems within the Building, except for any portion of the HVAC system serving the Sublet Premises which was installed by or at the expense of Sublandlord (as provided in Article XI, Section 3 of the Original Lease), and (iii) all water, gas, electricity, sewer and telephone lines up to the connection points of the Building (as provided in Article VL Section 1 of the Original Lease).

           Sublandlord shall maintain in good order, condition and repair all portions of the HVAC system serving the Sublet Premises which were installed by or at the expense of Sublandlord, and the paved and landscaped portions of the Land shall provide five (5) day per week janitorial service to the Sublet Premises, and shall perform all necessary landscaping, repairing, replacing, painting, lighting, and cleaning with respect to the Land and the exterior of the Building

(collectively "Sublandlord's Maintenance Obligations"). No failure or delay by Sublandlord in supplying any service or performing any maintenance required under the preceding sentence shall give Subtenant any right to terminate this Lease or shall give rise to any claim for set-off or any abatement of rent or additional rent or of any of Subtenant's obligations under this Sublease when such failure or delay is caused by the act or omission of Subtenant or by any cause beyond the control of Sublandlord.

           Subtenant shall, at its expense, maintain the interior non-structural portions of the Building and the Telecommunications Equipment in good order and condition, except for reasonable wear and tear and damage caused by fire or other casualty, Taldng, default by Sublandlord hereunder, or by any negligent act or omission or willful act or omission by Sublandlord, its officers, directors, employees, contractors, servants or agents.

           11.  Prime Lease.
           a. Incorporation of Prime Lease. Except as otherwise expressly provided herein, Sublandlord grants to Subtenant, to share in common with Sublandlord, all of Sublandlord's rights, benefits, and interests with respect to the Sublet Premises, and Subtenant agrees to accept from Sublandlord and hereby assumes all of Sublandlord's obligations and burdens under the Prime Lease with respect to the Sublet Premises, as if all of such rights and obligations were set forth herein in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Prime Lease are contradictory to or inconsistent with terms and conditions hereof, and provided further that those provisions of the Prime Lease which are protective and for the benefit of the Landlord shall in this Sublease be deemed to be protective and for the benefit of the Landlord and Sublandlord. Notwithstanding the foregoing sentence, the terms, covenants and conditions of the full Sections of the First Amendment are expressly deleted from this
Sublease: Sections 3, 4, 5, 6, 7 and 8; and the following Articles, Sections and Exhibits of the Original Lease are expressly deleted from this Sublease: Article I, Sections 1, (d), (e), (f) and (l), Article II, Sections 1 and 2, Article III, Sections 2 and 3, Article IV, Sections 3 and 4, Article V, Sections 7, 8, 9,
Article VI, Section 4, Article VII, Section 2, Article VIII, Article IX, Sections 2 and 3, Article X, Article XI, Sections 4 and 5, Article XIV, Article XV, Article XVI, Article XVII, Article XIX, Article XX, Article XXI, Article XXII, Article XXIII, Article XXIV, Article XXV, Article XXVI, Article XXVIII,
Article XXIX, Article XXXI, Sections 1, 6, 9, 10, 12, 15 and 20, and Exhibits E, F, G, H and I.

Subtenant represents that it has read and is familiar with the terms of the Prime Lease.

           b. Performance of Prime Lease. Subtenant covenants and agrees faithfully to observe and perform all of the terms, covenants and conditions of the Prime Lease on the part of Sublandlord to be performed with respect to the Sublet Premises, and neither to do nor cause to be done, nor suffer, nor permit any act or thing to be done which would or might cause the Prime Lease to be canceled, terminated, forfeited or surrendered, or which would or might make Sublandlord liable for any damages, claims or penalties.

           c. Consents. Sublandlord shall not be required to give any consent required or permitted under the terms of this Sublease with respect to any matter on which the Prime Lease requires the consent of Landlord until it has first obtained the written consent of the Landlord with respect to such matter. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving the payment of money, unless Subtenant pays such money) to obtain such consent of the Landlord in a timely manner.

           d. No Sublandlord Obligation. Except as otherwise specifically provided herein, Sublandlord shall not have any obligation to construct, maintain, alter, restore or repair the Sublet Premises, the Building, the Telecommunications Equipment, or any parking area or other facility or improvement appurtenant thereto or to provide Subtenant with any service of any kind or description whatsoever, nor shall Sublandlord be responsible for the performance of Landlord's obligations under the Prime Lease or be liable in damages or otherwise for any negligence of Landlord or for any damage or injury suffered by Subtenant as a result of any act or failure to act by Landlord or any default by Landlord in fulfilling its obligations under the Prime Lease. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving the payment of money, unless Subtenant pays such money) to cause Landlord to perform its obligations under the Prime Lease in a timely manner. Subtenant hereby waives all claims for consequential damages against Sublandlord arising out of any breach or failure by Sublandlord to perform or observe the requirements and obligations created by this Sublease.

           e. Termination. If the Prime Lease is terminated pursuant to any provision of the Prime Lease or otherwise, (i) this Sublease shall terminate simultaneously therewith, and (ii) any unearned rent paid in advance shall be refunded to Subtenant unless such termination was the result of a breach by Subtenant of any term, covenant, or condition of this Sublease. Notwithstanding the preceding sentence, in the event that Sublandlord or an affiliate thereof acquires title to the Building, this Sublease shall remain in full force and effect.

           12. Alterations. Subtenant may, from time to time, at its own cost and expense and without the consent of Sublandlord, make alterations, additions or improvements (collectively herein called "Alterations") of a non-structural nature to the interior of the Sublet Premises whose cost in any one instance is $25,000 or less, provided Subtenant gives Sublandlord fifteen (15) days prior written notice of any such Alterations. To the extent that Subtenant obtains plans and specifications for any such Alterations whose cost is $25,000 or less, Subtenant shall provide Sublandlord with copies of such plans and specifications for Sublandlord's information. If Subtenant desires to make any non-structural Alterations to the interior of the Sublet Premises costing in excess of $25,000 in any one instance, Subtenant must first obtain the consent of Sublandlord and Landlord thereto, which consent by Sublandlord shall not be unreasonably withheld or delayed. Any non-structural Alterations to the interior of the Sublet Premises costing in excess of $25,000 in any one instance shall include written plans and specifications for the Alterations. At the end of the Sublease Term, Subtenant may elect to remove or to leave any such Alterations, provided that Subtenant must give Sublandlord written notice of its election as to each Alteration no less than ten (10) months prior to the expiration of the Term. If Subtenant elects to remove any such Alterations, Subtenant's only responsibility upon removal is to repair any damage caused by the removal and not to restore the Sublet Premises.

           All Alterations shall be done by Sublandlord's designated contractors and engineers in accordance with the terms and conditions of the Prime Lease. Without limiting the foregoing, Subtenant shall obtain all necessary licenses and permits, shall perform all Alterations in accordance with all laws, by-laws, rules, regulations, licenses and permits.

           13. Defaults and Remedies. The occurrence of any of the following shall constitute an "Event of Default" hereunder: (i) if Subtenant fails to pay any Rent when due and such failure continues for 10 days after written notice of such failure, provided, however, that Subtenant shall not be entitled to such notice if Sublandlord has give notice to Subtenant of one or more previous such failures within a 12-month period, in which event such failure shall constitute a default hereunder upon the expiration of 10 days after such payment was due, or (ii) if Subtenant fails to perform or observe any of the terms of this Sublease other than those requiring the payment of Rent and such failure continues for 15 days after Sublandlord gives written notice of said failure; provided, however, that if the grace period for such default provided to Sublandlord under the Prime Lease is shorter than 15 days, the length of Subtenant's grace period shall be one-half of Sublandlord's grace period; or
(iii) if the subleasehold hereby created shall be taken on execution, or by other process of law, or if any assignment shall be made of Subtenant's property for the benefit of creditors, or if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed to take charge of all or any part of Subtenant's property by a court of competent jurisdiction, or if a petition is filed by Subtenant under any bankruptcy or insolvency law, or if a petition is filed against Subtenant under any bankruptcy law and the same shall not be dismissed within 30 days from the date upon which it is filed.

           If an Event of Default occurs, Sublandlord may at its option immediately or at any time thereafter exercise any one or more of the remedies provided in the Prime Lease with respect to a default thereunder by Sublandlord. Notwithstanding the foregoing, and in addition thereto, Sublandlord may at its option immediately or at any time thereafter exercise one or more of the following remedies, consecutively or simultaneously, without notice or demand.

           (a) Sublandlord may bring suit for damages or specific performance for the collection of unpaid Rent or the performance of any of Subtenant's obligations, all either with or without entering into possession or terminating this Sublease.

           (b) Sublandlord may, at its option, give Subtenant a notice terminating this Sublease on a date not less than 3 business days after Sublandlord gives such notice, and upon such date this Sublease shall terminate and all rights of Subtenant shall cease without further notice or lapse of time, Subtenant hereby waiving all statutory rights, including rights of redemption, if any. Upon termination of this Sublease, Subtenant shall surrender the Sublet Premises to Sublandlord in accordance with the terms of this Sublease, Subtenant's liability hereunder shall survive such termination and Subtenant shall indemnify and hold Sublandlord harmless from all claims, losses, costs, expenses, damages or liabilities arising out of or in connection with such termination.

           (c) If, after such termination, Sublandlord elects to relet all or any part of the Sublet Premises, such reletting may be on such terms and conditions as Sublandlord in its reasonable discretion may determine. Sublandlord may retain for itself all rents from reletting, and Sublandlord shall not be liable for any failure to relet all or any part of the Sublet Premises. The rent obtained from such reletting shall be, for purposes of subsection 13(d)(2), prima facie evidence of the fair rental value for the part of the Sublet Premises so relet during the term of the reletting. The proceeds of reletting shall be applied first to pay all Sublandlord's reletting expenses, including, without limitation, all repossession costs, alteration costs, brokerage commissions, advertising expenses and reasonable attorneys' fees ("Reletting Expenses"), then to pay any cost to Sublandlord of curing Subtenant's defaults, then to pay Rent, any balance then to be kept by Sublandlord.

           (d)  After such termination, Subtenant shall:

                (1) pay Sublandlord monthly on the days on which Base Rent would have been payable, as damages for Subtenant's default, the difference between: (i) the amount of Rent which would be payable under this Sublease by Subtenant if this Sublease were still in effect, less (ii) the net proceeds of any reletting, after deducting Sublandlord's Reletting Expenses and Sublandlord's costs incurred in curing Subtenant's defaults; or

                (2) at Sublandlord's election, whether or not Sublandlord shall have collected any payments under the preceding paragraph (1), pay Sublandlord, on demand, an amount equal to: (i) the present value, discounted at the discount rate at which one-year Treasury bills have then most recently sold, of the difference between (a) all Rent which would have been payable from the date of such termination until the last day of the term of this Sublease, and (b) the fair rental value of the Sublet Premises for the same period; plus (c) Sublandlord's reasonable estimate of Reletting Expenses.

           (e) If an Event of Default occurs, Sublandlord shall have the right, but not the obligation, without the necessity of terminating this Sublease, to enter the Sublet Premises and perform any of Subtenant's obligations notwithstanding that no specific provision for such substituted performance by Sublandlord is made in this Sublease. All sums so paid by Sublandlord, and all costs and expenses incurred by Sublandlord in connection with the performance of Subtenant's obligations, plus interest thereon at the rate of 18% per annum
(or, if less, the maximum rate of interest permitted at such time by law), shall be deemed Additional Rent and shall be payable to Sublandlord immediately upon demand.

           The rights and remedies granted to Sublandlord herein are cumulative and in addition to any others Sublandlord may be entitled to at law or in equity.

           Should Sublandlord prevail in the enforcement of any provision in this Sublease, Subtenant shall pay on demand all of Sublandlord's costs and expenses incurred in connection with said enforcement, including without limitation, reasonable attorneys' fees and court costs.

           All sums not paid by Subtenant when due hereunder (regardless of whether or not the applicable grace period has expired) shall bear interest at a rate equal to the lesser of (i) 1-1/2% per month or (ii) the highest rate permitted by law (the "Default Rate of Interest"), which interest shall be payable to Sublandlord as Additional Rent hereunder immediately upon demand.

           The occurrence of the following shall constitute a "Sublandlord Event of Default" hereunder; if Sublandlord fails to perform or observe any of the terms of this Sublease and such failure continues for ten (10) business days after Subtenant gives Sublandlord written notice of said failure, provided, however, that in the event Sublandlord cannot reasonably cure the default within the ten (10) business day time period but has commenced to cure and proceeded diligently, the ten (10) business day time period shall be extended so long as Sublandlord continues to cure the default. In the event of a Sublandlord Event of Default, Subtenant shall have all rights available at law or in equity.

           14. Surrender. Upon the expiration or earlier termination of the Sublease Term, Subtenant shall surrender the Sublet Premises and the Telecommunications Equipment free and clear of all tenants and occupants, and in good order and condition, reasonable wear and tear and damage by casualty or taking only excepted. Subtenant's Work shall be removed if required pursuant to
Section 3 hereof, and all other alterations, additions and improvements shall remain part of the Sublet Premises and shall not be removed unless Sublandlord so requests such removal by notice to Subtenant at least thirty (30) days prior to the expiration or earlier termination date. Subtenant shall repair any damage to the Sublet Premises caused by the removal of its property. Any property of Subtenant not removed at or prior to the expiration or earlier termination of the Sublease Term may be removed and stored or disposed of by Sublandlord as it deems appropriate in its sole discretion. Subtenant agrees to reimburse Sublandlord for all of Sublandlord's costs resulting from such removal and storage or disposition, less any proceeds received by Sublandlord as a result of the disposition.

           15. Notices. All notices relating to this Sublease or the Sublet Premises shall be in writing and addressed, if to Subtenant, to the Sublet Premises, or to such other address as Subtenant shall designate in writing; and if to Sublandlord:

           Digital Equipment Corporation, 305 Rockrimmon Boulevard, South, Mailstop CX03-D12, Colorado Springs, CO 80919-2398, Attention: Property Development Center, Real Estate Administrator, and with a copy to: Digital Equipment Corporation, 111 Powdermill Road, Mailstop 02-3/F13, Maynard, MA 01754-1514, Attention: Real Estate Law Group, or to such other address as Sublandlord shall designate in writing.

No notice from Subtenant to Landlord shall be effective as to Sublandlord unless Subtenant delivers a copy of such notice in the manner set forth in this section to Sublandlord simultaneously with delivery of such notice to Landlord. Any notice shall be deemed duly given (i) when delivered by hand, if so delivered and a receipt obtained, or (ii) four (4) days after being deposited with the U.S. Postal Service addressed to such address, postage prepaid, registered or certified mail, return receipt requested, or (iii) the next business day after being delivered to an overnight courier with acceptance signature required.

           16. Effect. This Sublease shall be binding upon the parties hereto and their respective successors and assigns.

           17. Applicable Law. This Sublease shall be governed by and construed in accordance with the laws of the state in which the Sublet Premises are located.

           18. Modification, etc. Neither this Sublease nor any provision hereof may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by both parties. This Sublease constitutes the entire agreement of the parties hereto with respect to the Sublet Premises.

           19. Severability. If any term or provision of this Sublease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

           20. No Waiver. No failure by Sublandlord or Subtenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent by Sublandlord during the continuance of such breach, shall constitute a waiver of any such breach or of any such term. Sublandlord's consent in one instance hereunder shall not relieve Subtenant of the requirement of obtaining Sublandlord's consent in any other instance.

           21. Broker. Sublandlord shall be responsible for paying the brokerage commissions due to Julien J. Studley, Inc. and CB Commercial Real Estate Services (the "Brokers") in connection with this Sublease. Subtenant and Sublandlord each represent and warrants to the other that it has not dealt with any broker or agent in connection with this Sublease other than the Brokers and it shall indemnify, defend (with counsel reasonably satisfactory to the indemnified party) and hold the other party hereto harmless from and against all claims, liabilities, leases, damages, costs and expenses arising from a breach of such representation and warranty.

           22. Mechanics Liens. Subtenant shall not cause or permit any liens for labor or materials to attach to the Sublet Premises as a result of any work performed by or on behalf of Subtenant, and shall immediately discharge any such liens which may so attach.

           23. Confidentiality. All terms and conditions of this Sublease shall be kept confidential by all parties and shall not be disclosed without the consent of the other parties, provided, however, that either party may disclose the terms and conditions of this Sublease to their respective legal counsels, accountants, lenders, real estate brokers, prospective purchasers, and prospective subtenants and assignees, provided that each such entity shall be instructed to keep the terms and conditions of this Sublease confidential.

           24. Abatement. Provided that (i) Subtenant is not in default hereunder, (ii) Subtenant vacates the entire Sublet Premises at any time between July 1, 1996 and January 31, 2001, and

(iii) Subtenant gives Sublandlord ninety (90) days advance written notice of such vacation, then in such event Subtenant shall be entitled to a one-time abatement of Base Rent commencing upon such vacation, and continuing for 11 months thereafter. After the commencement of this 11 month Base Rent abatement period, Subtenant shall not reoccupy the Sublet Premises prior to the end of said eleven (11) month abatement period.

           25. Quiet Enjoyment. Subject to the terms and provisions contained in this Sublease, Sublandlord covenants and agrees with Subtenant that upon Subtenant paying the Rent and observing and performing all of the terms and conditions to be observed and performed by Subtenant under this Sublease, Subtenant may peacefully and quietly enjoy the Sublet Premises during the Sublease Term without molestation or interference from Sublandlord or anyone claiming through Sublandlord.

           26. Compliance With Legal Requirements. Subtenant hereby agrees that, except as otherwise provided in this Section 26, it is relying directly on Landlord's obligations under the Prime Lease to conform the Building (other than the interior improvements and any Alterations) to all Legal Requirements of which the Building (other than the interior improvements and any Alterations) would otherwise be in violation (as provided in Article IX, Section 1 of the Original Lease).

           Notwithstanding the foregoing, Sublandlord shall, at its sole expense, comply with all Legal Requirements if such compliance is related to the interior improvements in the Sublet Premises in their condition as of the Commencement Date, provided however, that Subtenant, at its sole expense, shall be responsible for compliance with all Legal Requirements necessitated by Subtenant's Alterations or Subtenant's special use of the Sublet Premises.

           27. Early Occupancy. At any time after the mutual execution and delivery of this Sublease, Subtenant shall have the option, exercisable by providing seven (7) days advance written notice to Sublandlord, to occupy all or any portion of the ground floor of the Building for the Permitted Uses. Such occupancy shall be subject to all of the terms and conditions of this Sublease, provided, however, that Subtenant shall have no obligation to pay Rent for any period prior to the Commencement Date.

IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed under seal by their duly authorized officers as of date first above written.

                              Sublandlord:



                              DIGITAL EQUIPMENT CORPORATION
                              By:
                              Name: D.E. Sliwinski
                              Title:  Manager, Property Development Center, West

                              Subtenant:
                              TEKNEKRON SOFTWARE SYSTEMS, INC.
                              By:

                              Name:             DAVID W. RICE
                              Title:            EXEC. VICE PRESIDENT / CFO

                                   EXHIBIT B
                                   ---------







                          AMENDED AND RESTATED LEASE

                                    between

                            RICHARD R. KELLEY, JR.,
                     CHARLES E. HANGER AND FAYE E. HANGER
                                      AND
                          HARE, BREWER & KELLEY, INC.

                                  "Landlord"

                                      and

                        DIGITAL EQUIPMENT CORPORATION,
                          a Massachusetts corporation

                                   "Tenant"

                               TABLE OF CONTENTS
                               -----------------



                                   ARTICLE I
                                   ---------


                               BASIC LEASE TERMS .........................  1
                               -----------------
  1.  Summary of Lease Provisions ........................................  1
      ---------------------------
      (a) Address of Demised Premises ....................................  1
          ---------------------------
      (b) Building .......................................................  1
          --------
      (c) Demised Premises ...............................................  1
          ----------------
      (d) Date of Execution ..............................................  1
          -----------------
      (e) Extended Term ..................................................  1
          -------------
      (f) Interior Improvements ..........................................  1
          ---------------------
      (g) Primary Term ...................................................  1
          ------------
      (h) Use ............................................................  1
          ---
      (i) Land ...........................................................  1
          ----
      (j) Landlord .......................................................  1
          --------
      (k) Landlord's Address .............................................  2
          ------------------
      (l) Base Rent ......................................................  2
          ---------
      (m) Additional Rent ................................................  2
          ---------------
      (n) Rent During Extended Term.......................................  2
          -------------------------
      (o) Tenant .........................................................  2
          ------
      (p) Tenant's Address ...............................................  2
          ----------------
      (q) Tenant's Share .................................................  2
          --------------
      (r) Term ...........................................................  2
          ----
      (s) Beginning Liability Insurance Coverage Amount ..................  2
          ---------------------------------------------
  2.  Exhibits ...........................................................  2
      --------
      (a) EXHIBIT A - Demised Premises ...................................  2
          ---------
      (b) EXHIBIT B - Interior Improvements ..............................  2
          ---------
      (c) EXHIBIT C - Legal Description of Land ..........................  2
          ---------
      (d) EXHIBIT D - Existing Lease .....................................  3
          ---------
      (e) EXHIBIT E - Subordination, Recognition and Non-Disturbance
          ---------
          Agreement ......................................................  3
      (f) EXHIBIT F - Permitted Encumbrances .............................  3
          ---------
      (g) EXHIBIT G - Tenant's Personal Property .........................  3
          ---------
      (h) EXHIBIT H - Memorandum of Lease and Option .....................  3
          ---------
      (i) EXHIBIT I - Roof Space .........................................  3
          ---------
ARTICLE II
----------
AMENDMENT AND RESTATEMENT OF LEASE:
----------------------------------
CONDITIONS PRECEDENT:
--------------------
DESCRIPTION OF DEMISED PREMISES ..........................................  3
-------------------------------
  1.  Amendment and Restatement of Lease .................................  3
      ----------------------------------
  2.  Conditions Precedent ...............................................  3
      --------------------


  3.  Description of Demised Premises ....................................  4
      -------------------------------
ARTICLE III
-----------
TERM .....................................................................  4
----
  1.  Term ...............................................................  4
      ----
  2.  Option to Extend ...................................................  5
      ----------------
  3.  Lease Commencement .................................................  5
      ------------------
ARTICLE IV
----------
RENT .....................................................................  5
----
  1.  Base Rent ..........................................................  5
      ---------
  2.  Payment ............................................................  5
      -------
  3.  Base Rent During Extended Term(s) ..................................  5
      ---------------------------------
  4.  Minimum Rent .......................................................  7
      ------------
ARTICLE V
---------
OPERATING COSTS, CAPITAL EXPENDITURES
-------------------------------------
AND REAL ESTATE TAXES ....................................................  7
---------------------
  1.  Operating Costs ....................................................  7
      ---------------
      (a) Items Included .................................................  7
          --------------
      (b) Items Excluded .................................................  8
          --------------
      (c) Capital Expenditures ...........................................  9
          --------------------
  2.  Payment of Operating Costs .........................................  9
      --------------------------
  3.  Annual Statement ................................................... 10
      ----------------
  4.  Real Estate Taxes .................................................. 11
      -----------------
  5.  Change in Laws ..................................................... 11
      --------------
  6.  Separate Assessment ................................................ 11
      -------------------
  7.  Payment of Real Estate Taxes ....................................... 11
      ----------------------------
  8.  Contest ............................................................ 12
      -------
  9.  Payment in Installments ............................................ 13
      -----------------------
  10. Amortization ....................................................... 13
      ------------
  11. Landlord's Action .................................................. 13
      -----------------
  12. Minimum Additional Rent ............................................ 13
      -----------------------
  13. Operating Costs With Respect to Suite 100 .......................... 14
      -----------------------------------------
ARTICLE VI
----------
UTILITIES AND SERVICES ................................................... 14
----------------------
  1.  Utilities and Services Provided by Landlord ........................ 14
      -------------------------------------------
  2.  Security ........................................................... 14
      --------
  3.  Separate Utilities ................................................. 14
      ------------------
  4.  Interruption of Services ........................................... 15
      ------------------------
ARTICLE VII
-----------
USE OF DEMISED PREMISES .................................................. 15
-----------------------
  1.  Use ................................................................ 15
      ---

                                      ii


  2.  Permits ............................................................ 16
      -------
  3.  Compliance With Laws ............................................... 16
      --------------------

ARTICLE VIII
------------
PREPARATION OF DEMISED PREMISES .......................................... 16
-------------------------------
  1.  Roof Repairs ....................................................... 16
      ------------
  2.  Interior Improvements .............................................. 17
      ---------------------
      (a)    Construction of Interior Improvements ....................... 17
             -------------------------------------
      (b)    Interior Improvement Allowance .............................. 17
             ------------------------------
  3.  Entry by Tenant..................................................... 18
      ---------------
  4.  Insurance .......................................................... 18
      ---------
ARTICLE IX
----------
COMPLIANCE WITH LAW ...................................................... 19
-------------------
  1.  Compliance by Landlord ............................................. 19
      ----------------------
  2.  Compliance By Tenant ............................................... 19
      --------------------
  3.  Right to Contest ................................................... 20
      ----------------

ARTICLE X
---------
ALTERATIONS, ADDITIONS AND IMPROVEMENTS .................................. 20
---------------------------------------
  1.  Non-Structural Alterations ......................................... 20
      --------------------------
  2.  Structural Alterations ............................................. 21
      ----------------------
  3.  Contractor ......................................................... 21
      ----------
  4.  Performance of Work ................................................ 21
      -------------------
  5.  Removal ............................................................ 21
      -------
  6.  Insurance .......................................................... 21
      ---------
  7.  Mechanic's Liens ................................................... 22
      ----------------
  8.  Notices of Non-responsibility ...................................... 22
      -----------------------------

ARTICLE XI
----------
CONDITION, REPAIR AND MAINTENANCE OF THE BUILDING ........................ 22
-------------------------------------------------
  1.  Condition of Building .............................................. 22
      ---------------------
  2.  Landlord's Responsibilities ........................................ 22
      ---------------------------
  3.  Capital Expenditures: Building Systems ............................. 23
      --------------------------------------
  4.  Tenant's Responsibility ............................................ 23
      -----------------------
  5.  Assignment of Warranties ........................................... 23
      ------------------------
  6.  Performance of Work ................................................ 23
      -------------------

ARTICLE XII
-----------
DAMAGE AND DESTRUCTION ................................................... 24
----------------------
  1.  Damage or Destruction .............................................. 24
      ---------------------
  2.  Estimate ........................................................... 24
      --------
  3.  Partial Damage ..................................................... 24
      --------------
  4.  Substantial Damage ................................................. 25
      ------------------
  5.  Uninsured Damage ................................................... 25
      ----------------
  6.  Partial Uninsured Damage ........................................... 26
      ------------------------


   7.  Substantial Uninsured Damage.................................... 26
       ----------------------------
   8.  Rent Abatement.................................................. 27
       --------------
   9.  Damage Near End of Term......................................... 27
       -----------------------
   10. Waiver.......................................................... 27
       ------

ARTICLE XIII
------------
CONDEMNATION........................................................... 28
------------
   1.  Total Taking.................................................... 28
       ------------
   2.  Substantial Taking.............................................. 28
       ------------------
   3.  Continuance of Lease............................................ 29
       --------------------
   4.  Refund of Rent; Allocation of Award............................. 29
       -----------------------------------
   5.  Cancellation and Termination Rights............................. 30
       -----------------------------------

ARTICLE XIV
-----------
SUBORDINATION, RECOGNITION, NON-DISTURBANCE AND ATTORNMENT............. 30
----------------------------------------------------------
   1.  Subordination................................................... 30
       -------------
   2.  Priority of Mortgage............................................ 30
       --------------------
   3.  Existing Mortgage............................................... 30
       -----------------

ARTICLE XV
----------
LANDLORD'S WARRANTIES AND FINANCIAL INFORMATION........................ 31
-----------------------------------------------
   1.  Warranties...................................................... 31
       ----------
   2.  Financial Information........................................... 32
       ---------------------

ARTICLE XVI
------------
INSURANCE; WAIVER OF SUBROGATION....................................... 32
--------------------------------
   1.  Landlord's Insurance............................................ 32
       --------------------
   2.  Tenant's Insurance.............................................. 33
       ------------------
   3.  General Requirements............................................ 33
       --------------------
   4.  Waiver of Claims, Subrogation................................... 33
       -----------------------------
   5.  Excess Insurance Proceeds....................................... 33
       -------------------------

ARTICLE XVII
------------
INDEMNIFICATION........................................................ 34
---------------
   1.  Indemnity by Tenant............................................. 34
       -------------------
   2.  Indemnity by Landlord........................................... 34
       ---------------------
   3.  Consequential Damages........................................... 35
       ---------------------

ARTICLE XVIII
-------------
ASSIGNMENT AND SUBLETTING.............................................. 35
-------------------------
   1.  Assignment and Subletting....................................... 35
       -------------------------
   2.  Deemed Consent.................................................. 36
       --------------
   3.  Permitted Transfers............................................. 36
       -------------------


ARTICLE XIX
-----------
TENANT'S PROPERTY..................................................... 36
-----------------
   1.  Tenant's Property.............................................. 36
       -----------------
   2.  Removal........................................................ 36
       -------
   3.  Waiver of Lien................................................. 36
       --------------

ARTICLE XX
----------
TENANT'S DEFAULT...................................................... 37
----------------
   1.  Events of Default.............................................. 37
       -----------------
   2.  Landlord's Remedies............................................ 37
       -------------------
       (a) Termination................................................ 37
           -----------
       (b) Continue Lease............................................. 38
           --------------
       (c) Right to Cure.............................................. 38
           -------------
       (d) Remedies Not Exclusive..................................... 39
           ----------------------
       (e) Termination, Surrender and Abandonment..................... 39
           --------------------------------------

ARTICLE XXI
-----------
LANDLORD'S DEFAULT.................................................... 39
------------------
   1.  Landlord's Default............................................. 39
       ------------------
   2.  Emergency...................................................... 40
       ---------
   3.  Acquisition of HBK Interest.................................... 40
       ---------------------------

ARTICLE XXII
------------
NOTICES............................................................... 41
-------
   1.  In Writing..................................................... 41
       ----------
   2.  Notice to Tenant............................................... 41
       ----------------
   3.  Notice to Landlord............................................. 41
       ------------------

ARTICLE XXIII
-------------
QUIET ENJOYMENT....................................................... 41
---------------

ARTICLE XXIV
------------
HOLDING OVER.......................................................... 42
------------

ARTICLE  XXV
------------
MEMORANDUM OF LEASE AND OPTION........................................ 42
------------------------------

ARTICLE XXVI
------------
SURRENDER OF DEMISED PREMISES......................................... 42
-----------------------------

ARTICLE XXVII
-------------
ESTOPPEL CERTIFICATES................................................. 42
---------------------


ARTICLE XXVIII
--------------
HAZARDOUS SUBSTANCES ........................................................ 43
--------------------
     1.    Definitions ...................................................... 43
           -----------
           (a)  "Demised Premises" .......................................... 43
                 ----------------
           (b)  "Environmental Laws" ........................................ 43
                 ------------------
           (c)  "Hazardous Substances" ...................................... 43
                 --------------------
           (d)  "Hazardous Substance on the Demised Premises"................ 43
                 -------------------------------------------
           (e)  "Underground Storage Tank" .................................. 43
                ------------------------
     2.    Representations and Warranties ................................... 43
           ------------------------------
           (a)  Compliance with Law ......................................... 44
                -------------------
           (b)  Hazardous Substances ........................................ 44
                --------------------
           (c)  Indoor Environment .......................................... 44
                ------------------
           (d)  Underground Storage Tanks.................................... 44
                -------------------------
           (e)  PCBs ........................................................ 44
                ----
           (f)  Asbestos .................................................... 44
                --------
     3.    Landlord's Indemnity ............................................. 44
           --------------------
     4.    Tenant's Obligations and Indemnity ............................... 45
           ----------------------------------

ARTICLE XXIX
------------
RIGHT OF FIRST REFUSAL; OPTION TO PURCHASE .................................. 45
------------------------------------------
     1.    Right of First Refusal ........................................... 45
           ----------------------
     2.    Option To Purchase ............................................... 46
           ------------------
           (a)  Purchase Price .............................................. 46
                --------------
           (b)  Closing ..................................................... 47
                -------
           (c)  Title ....................................................... 47
                -----
           (d)  Condition of Premises ....................................... 47
                ---------------------
           (e)  Perfection of Title or Condition ............................ 48
                --------------------------------
           (f)  Use of Purchase Money ....................................... 49
                ---------------------
           (g)  Inspections ................................................. 49
                -----------
           (h)  Landlord's Closing Obligations .............................. 50
                ------------------------------
           (i)  Merger ...................................................... 50
                ------
           (j)  Adjustments ................................................. 51
                -----------
           (k)  Broker ...................................................... 51
                ------
           (l)  Recording Notice of Exercise ................................ 51
                ----------------------------
           (m)  Failure to Purchase ......................................... 51
                -------------------
           (n)  General ..................................................... 52
                -------
     3.    Exchange ......................................................... 52
           --------

ARTICLE XXX
-----------
SATELLITE DISH .............................................................. 52
--------------
     1.  Roof Space ......................................................... 52
         ----------
     2.  Equipment and Cables ............................................... 52
         --------------------
     3.  Installation ....................................................... 52
         ------------
     4.  Indemnity .......................................................... 53
         ---------
     5.  Insurance .......................................................... 53
         ---------
     6.  Legal Requirements ................................................. 53
         ------------------

     7.  Access ............................................................. 53
         ------
     8.  Taxes .............................................................. 53
         -----
     9   No Interference .................................................... 53
         ---------------
ARTICLE XXXI
------------
ADDITIONAL PROVISIONS ....................................................... 53
---------------------
     1.   Broker Commission ................................................. 53
          -----------------
     2.   Landlord's Access ................................................. 54
          -----------------
     3.   Signage ........................................................... 54
          -------
     4.   Binding Effect .................................................... 54
          --------------
     5.   Validity .......................................................... 54
          --------
     6.   Entire Agreement .................................................. 54
          ----------------
     7.   Exhibits .......................................................... 55
          --------
     8.   Acts at Own Cost .................................................. 55
          ----------------
     9.   Governing Law ..................................................... 55
          -------------
     10.  Waiver/Consent .................................................... 55
          --------------
     11.  Cumulative Rights and Remedies .................................... 55
          ------------------------------
     12.  Payment/Performance Under Protest ................................. 55
          ---------------------------------
     13.  Words and Phrases ................................................. 56
          -----------------
     14.  Definition of Terms ............................................... 56
          -------------------
     15.  Effective Date of Lease ........................................... 56
          -----------------------
     16.  Authority ......................................................... 56
          ---------
     17.  Commencement/Expiration Dates ..................................... 56
          -----------------------------
     18.  Force Majeure ..................................................... 56
          -------------
     19.  Attorneys' Fees ................................................... 56
          ---------------
     20.  Confidentiality ................................................... 56
          ---------------
     21.  No Other Tenant a Third Party Beneficiary ......................... 57
          -----------------------------------------

                                   ARTICLE I
                                   ---------

                               BASIC LEASE TERMS
                               -----------------

         1.  Summary of Lease Provisions. Reference in this Lease to any of the
             ---------------------------
    terms listed below shall be deemed to incorporate and be a reference to the data set forth next to such term in this Article.

             (a)  Address of Demised Premises: 335 Bryant Street, Palo Alto,
                  ---------------------------
    California 94301.

             (b)  Building: That certain building located at 335 Bryant Street,
                  --------
    Palo Alto, California 94301, comprised of nine thousand two hundred eighty-four (9,284) rentable square feet.

             (c)  Demised Premises:
                  ----------------

                  (i) Commencing December 1, 1990, the entire Building, less Suite 100 currently occupied by Dr. Allan Sidle containing four hundred sixty-two (462) rentable square feet, as indicated on Exhibit A, for a total
                                                          ---------
    of eight thousand eight hundred twenty-two (8,822) rentable square feet.

                 (ii) In addition, Suite 100, commencing when Landlord delivers possession of Suite 100 to Tenant and Tenant accepts possession of Suite 100, on the terms provided in Article II, Paragraph 2(b) of this Lease. Tenant shall be required to pay Rent with respect to Suite 100 commencing sixty (60) days after Landlord delivers possession of Suite 100 to Tenant.

             (d)  Date of Execution: __________, 1990.
                  -----------------

             (e)  Extended Term: See Article III.
                  -------------

             (f)  Interior Improvements: See Article VIII and Exhibit B.
                  ---------------------                       ---------

             (g)  Primary Term: Twelve (12) years, commencing December 1, 1990
                  ------------
    and terminating November 30, 2002.

             (h)  Use: See Article VII.
                  ----

             (i)  Land: That certain real property, more particularly described
                  ----
    in Exhibit C, on which the Building is located.
       ---------

             (j)  Landlord: Richard R. Kelley, Jr., a married man as his
                  --------
    separate property, Charles E. Hanger and Faye E. Hanger, husband and wife as community property and Hare, Brewer & Kelley, Inc., a California corporation. Such parties have entered into an Agreement Between Co-owners dated the same date as this Lease governing their relationship as co-owners of the Land and Building, and shall promptly record a memorandum of such Agreement.

             (k)  Landlord's Address:  c/o Premier Properties
                  -------------------      532 Emerson Street
                                           Palo Alto, CA 94301


             (l)  Base Rent:
                  ----------

                  Monthly for Lease Year 1:      $2.10 per rentable square foot.

                  Monthly for Lease Years 2-12       As of the commencement of
                                                     each lease year, monthly
                                                     base rent hereunder shall
                                                     be increased by five (5)
                                                     percent of the previous
                                                     lease year's base rent.

             (m)  Additional Rent: See Article IV.
                  ----------------

             (n)  Rent During Extended Term: See Article III.
                  --------------------------

             (o)  Tenant: Digital Equipment Corporation, a Massachusetts
                  -------
corporation.

             (p)  Tenant's Address: Digital Equipment Corporation, 1110 Chapel
                  -----------------
Hills Drive, Colorado Springs, Colorado 80920-3995 Attention: Western Property Development Center Manager.

             (q)  Tenant's Share: If Tenant has not received possession of
                  ---------------
Suite 100, then Tenant's Share shall equal 95%. If Tenant has received possession of the entire Building including Suite 100, then Tenant's Share shall equal 100%.

             (r)  Term: Primary Term and/or any Extended Term as the context may
                  -----
 require.

             (s)  Beginning Liability Insurance Coverage Amount: $3,000,000.
                  ----------------------------------------------

         2.  Exhibits. The Exhibits listed below are attached hereto and are
             --------
 incorporated in this Lease by reference herein.

             (a)  EXHIBIT A - Demised Premises
                  ---------

             (b)  EXHIBIT B - Interior Improvements
                  ------- -

             (c)  EXHIBIT C - Legal Description of Land
                  ---------

             (d)  EXHIBIT D - Existing Lease
                  ---------

             (e)  EXHIBIT E - Subordination, Recognition and Non-Disturbance
                  ---------
Agreement

             (f)  EXHIBIT F - Permitted Encumbrances
                  ---------

             (g)  EXHIBIT G - Tenant's Personal Property
                  ---------

             (h)  EXHIBIT H - Memorandum of Lease and Option
                  ---------

             (i)  EXHIBIT I - Roof Space
                  ---------


                                   ARTICLE II
                                   ----------

                      AMENDMENT AND RESTATEMENT OF LEASE:
                      -----------------------------------
                             CONDITIONS PRECEDENT:
                             --------------------
                        DESCRIPTION OF DEMISED PREMISES
                        -------------------------------

         1.  Amendment and Restatement of Lease. Landlord and Tenant previously
             -----------------------------------
entered into an Office Space Lease dated April 6, 1990 and amended October 10, 1990 and November 14, 1990 (as amended, the "Existing Lease") a copy of which is
         -----------
attached hereto as Exhibit D, by which Landlord leased to Tenant all of the
                   ---------
Building other than Suite 100 currently occupied by Dr. Allan Sidle. Landlord and Tenant hereby amend and restate the Existing Lease in its entirety to extend its term, incorporate additional space and set forth other terms and conditions agreed to by Landlord and Tenant. Tenant shall continue to occupy the premises which are demised pursuant to the Existing Lease on the terms set forth in the Existing Lease during the period from October 7, 1990 through November 30, 1990, except that Tenant shall not be required to pay any rent for the period October 7, 1990 through October 31, 1990 other than its share of operating costs and real estate taxes on the terms set forth in the Existing Lease.

        2.  Conditions Precedent. This Lease shall not take effect unless the
            --------------------
following conditions have been satisfied, or waived by both Landlord and Tenant, on or before December 1, 1990:

            (a) Receipt by Landlord from the holder of the existing first deed of trust encumbering the Land and Building of a written waiver of any rights such holder may have, as a result of Landlord's entering into this Lease, to accelerate the indebtedness secured by such deed of trust or otherwise declare a default under such deed of trust; and

            (b) Execution by Landlord and Tenant of an Agreement for Acquisition of Co-Tenant's Interest in Real Property providing for the sale of the interest in the Land and Building held by Hare, Brewer & Kelley, Inc.

         3.  Description of Demised Premises. Landlord hereby leases to Tenant
             -------------------------------
 and Tenant hereby takes from Landlord:


             (a) Commencing December 1, 1990, the entire Building, less
Suite 100 currently occupied by Dr. Allan Sidle containing four hundred sixty-two (462) rentable square feet, as indicated on Exhibit A, for a total
                                                      ---------
of eight-thousand eight hundred twenty-two (8,822) rentable square feet. Until Landlord has delivered possession of Suite 100 to Tenant, Tenant shall allow the lessee of Suite 100 (along with his employees, guests and invitees) to use, in common with Tenant, the Building entry lobby, the second-floor restrooms, and stairway and hallway access routes from Suite 100 to and from the second-floor restrooms.

             (b) In addition, Suite 100, commencing when Landlord delivers possession of Suite 100 to Tenant and Tenant accepts possession of Suite 100. Landlord shall be required to offer to deliver possession of Suite 100 to Tenant upon each and every expiration or termination of any lease of Suite 100 at any time during the Term. Landlord agrees not extend or renew the lease of the current tenant of Suite 100, Dr. Allan Sidle, beyond the term (with extensions) provided for in the currently effective lease between Landlord and Dr. Sidle, without first offering Suite 100 to Tenant. If Landlord offers to and delivers possession of Suite 100 to Tenant on or before May 1, 1991, Tenant shall be required to accept possession of Suite 100 on the terms otherwise set forth in this Lease, except that Tenant shall not be required to pay Base Rent and Additional Rent with respect to Suite 100 until sixty (60) days after Landlord delivers possession of Suite 100 to Tenant. If Landlord offers to deliver possession of Suite 100 to Tenant at any time after May 1, 1991, Landlord shall notify Tenant in writing of the date on which Landlord is prepared to deliver possession of Suite 100, at least twenty (20) days prior to such date. Tenant shall then have the option to accept or reject Suite 100 by giving written notice to Landlord of Tenant's acceptance or rejection, such notice to be given within twenty (20) days after receipt by Tenant of Landlord's notice. If Tenant does not give notice of acceptance or rejection within such period, Tenant shall be deemed to have rejected Suite 100 at such time. If Tenant accepts such offer, Tenant shall take possession of Suite 100 on the terms otherwise set forth in this Lease, except that Tenant shall not be required to pay Base Rent and Additional Rent with respect to Suite 100 until sixty (60) days after Landlord delivers possession of Suite 100 to Tenant. If Tenant rejects such offer, Landlord may then lease Suite 100 to any other party for such rent and on such conditions as Landlord may choose, so long as (i) the tenant of Suite 100 is not engaged in the design, manufacture or sale of computer hardware or software,
(ii) the use to be made of Suite 100 by the lessee thereof is a use which would be permitted under this Lease, and (iii) any such lease entered into prior to November 30, 1999 (or after such date if Tenant has exercised its Purchase Option) shall have a term (including options to renew) which does not extend beyond November 30, 2000.

                                  ARTICLE III
                                  -----------
                                      TERM
                                      ----
         1.  Term. The term of this Lease shall be for the period set forth in
             ----
Article I hereof ("Primary Term"), except as hereinafter provided otherwise.

         2.  Option to Extend. Tenant has two (2) consecutive options to extend
             ----------------
this Lease for a term(s) of five (5) year(s) each (each an "Extended Term"), provided Tenant shall give to Landlord written notice of the exercise of (i) the first option to extend the term on or before November 30, 2001, and (ii) the second option no later than one hundred twenty (120) days prior to the expiration of the first Extended Term. Each such Extended Term shall be upon the same terms, covenants and conditions hereof, except for Base Rent.

         3.  Lease Commencement. The Primary Term shall commence on December 1,
             ------------------
1990 ("Term Commencement Date"). For purposes of this Lease, each "Lease Year" shall commence on the same calendar date as the Term Commencement Date.

                                   ARTICLE IV
                                   ----------

                                      RENT
                                      ----

         1.  Base Rent. The Base Rent for the Demised Premises shall be paid in
             ---------
equal monthly installments as set forth in Article I of this Lease on the first day of each month during the Primary Term commencing with the Term Commencement Date (subject to abatement as described below).

         Rental payments shall be made at the address set forth in Article I or at such other address as Landlord may from time to time designate in writing. Except as otherwise specified in this Lease, all other payments required by this Lease to be made by Tenant to Landlord during the Term hereof are Additional Rent and shall be paid as elsewhere in this Lease set forth. Additional Rent shall begin accruing and be payable commencing on the Term Commencement Date. Base Rent and Additional Rent are collectively referred to herein as "Rent" or "Rents."

         2.  Payment. All Rent payable by Tenant pursuant to this Lease shall be
             -------
paid without set off, adjustment, deduction or abatement except as otherwise in this Lease provided.

         If on two consecutive occasions in any Lease Year Landlord has not received any installment of Base Rent or any other sum due from Tenant hereunder within ten (10) days after the due date thereof and Tenant has received written notice of such delinquency, then if any subsequent installment of Base Rent or any other sum due from Tenant hereunder in the same Lease Year is not received by Landlord within (i) ten (10) days after the due date thereof and (ii) five (5) days after the date of Tenant's receipt of written notice from Landlord, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount overdue, to compensate Landlord for processing and accounting charges and any other charges that may be incurred by Landlord.

         3.  Base Rent During Extended Term(s). Base Rent for any Extended
             ---------------------------------
Term(s) shall be as hereinafter provided. During the first Lease Year of each Extended Term hereof, Base Rent for the Demised Premises shall be equal to ninety-five percent (95%) of the then current fair market rent for similar properties in downtown Palo Alto taking into account the

         The Base Rent payable during the third Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the second Lease Year of such Extended Term.

         The Base Rent payable during the fourth Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the third Lease Year of such Extended Term.

         The Base Rent payable during the fifth Lease Year of each Extended Term shall be an amount equal to one hundred five percent (105%) of the Base Rent payable during the fourth Lease Year of such Extended Term.

         4.  Minimum Rent. Notwithstanding any other provisions of this Lease
             ------------
allowing for abatement, set-off or other reduction in Base Rent, other than pursuant to Article VIII, Paragraph 2(b), Article XII, Paragraph 8 or Article XIII, Paragraph 4, Tenant shall be required to pay a minimum amount of Base Rent (the "Minimum Base Rent) equal to (a) if Tenant has not received possession of Suite 100, Fifteen Thousand Two Hundred Dollars ($15,200) per month; (b) if Tenant has received possession of the entire Building including Suite 100, Sixteen Thousand Dollars ($16,000) per month.

                                   ARTICLE V
                                   ---------

                     OPERATING COSTS, CAPITAL EXPENDITURES
                     -------------------------------------
                             AND REAL ESTATE TAXES
                             ---------------------

         1.  Operating Costs. During the Term of this Lease, Tenant shall pay to
             ---------------
Landlord, as Additional Rent, certain costs and expenses incurred by Landlord in connection with the operation, repair and maintenance of the Building ("Operating Costs").

             (a) Items Included. The term "Operating Costs" shall include, but
                 --------------
not be limited to (i) the Annual Amortization (defined in paragraph 1(c)(ii) below) of certain capital expenditures, described in paragraph l(c)(ii) below;
(ii) compensation (including normal and customary vacation time, health benefits, reasonable sick leave and employment taxes) of all persons who perform duties connected with the operation, maintenance and repair of the Building, excluding any executive above the level of building manager; (iii) accounting fees incurred in connection with the determination and allocation of Operating Costs; (iv) a management and overhead fee equal to one and three-quarter (1.75%) per year of Tenant's annual Base Rent hereunder, which shall include all fees for Landlord's direct personnel and office expenses; (v) insurance premiums for the insurance coverage required to be carried by Landlord pursuant to Article XVI, paragraph 1; and (vi) any deductibles under the insurance coverage required to be carried by Landlord pursuant to Article XVI, paragraph 1. The computation of Operating Costs shall be made in accordance with Generally Accepted Accounting Principles.

         b. Items Excluded. Operating Costs shall not include any costs
            --------------
recoverable under insurance coverage. Operating Costs shall also exclude, by way of illustration and not limitation, (i) repair and replacement resulting from inferior or deficient workmanship, materials, or equipment in the Building or from the negligent acts or omissions of Landlord; (ii) the cost of the Interior Improvements, or of any additions to the Building; (iii) depreciation, amortization, and interest on and capital retirement of debt; (iv) leasing commissions; (v) repairs or other work of a capital nature (or reimbursed by insurance proceeds, exclusive of reasonable deductibles) occasioned by fire, windstorm or other casualty; (vi) any expenses for repairs or maintenance which are covered by warranties or service contracts (excluding deductibles); (vii) attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants or other occupants of the Building; (viii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants of the Building; (ix) Landlord's cost of services provided to tenants, which services are not standard for the Building and the cost of which is payable directly by such tenants to Landlord; (x) capital expenditures as described in paragraph (c) below (except for Annual Amortization); (xi) structural repairs as described in Article XI, paragraph 2 below; (xii) expenses in connection with services or other benefits of a type which are not standard for the Building and which are not available to Tenant without specific charge therefor, but which are provided to another tenant or occupant of the Building, whether or not such other tenant or occupant is specifically charged therefor by Landlord; (xiii) costs incurred due to the violation by Landlord of any valid, applicable building code, regulation or law or incurred due to the Building being in violation of any such code, regulation or law; (xiv) amounts paid to affiliates of Landlord for services to the Building, to the extent that such amounts exceed competitive costs for such services rendered by persons or entities of similar skill, competence and experience; (xv) costs of Landlord's general administration (other than as specifically set forth in this Article V, paragraph 1(a)(iv); (xvi) any compensation paid to clerks, attendants or other persons in commercial concessions, if any, operated by Landlord; (xvii) rentals and other related expenses, if any, incurred in leasing air conditioning systems, elevators or other capital equipment, except equipment which is used in conjunction with an energy management system and except for rentals and expenses incurred in emergency leasing of such equipment; (xviii) all items and services for which Tenant or other tenants specifically reimburse Landlord other than through payment of Operating Costs; (xix) costs incurred in installing, operating and maintaining any specialty improvement not normally installed, operated, and maintained in buildings comparable to the Building and not necessary for Landlord's operation, repair, maintenance, and providing of required services for the Building; (xx) costs incurred in advertising and promotional activities for marketing of the Building; and (xxi) when and if any service (such as janitorial service) which is normally provided by Landlord to tenants of the Building is not provided by Landlord pursuant to agreement with Tenant in the Demised Premises under the specific terms of this Lease, then in determining Operating Costs for Tenant, the cost of that service shall be excluded. Further, if any facilities, services or utilities for the operation, repair and maintenance of the Building are provided from another building or other buildings owned or operated by Landlord, or for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord are provided from the Building, the net costs, charges and expenses therefor shall be allocated by Landlord among the Building and the other building or buildings on a fair and equitable basis.

             (c)  Capital Expenditures.
                  --------------------

                (i) For purposes of this Lease, "capital expenditure" shall mean the acquisition of a prior nonexistent asset or the replacement of a pre-existing asset not acquired in the ordinary course of business and not characterized as an operating cost or expense within generally accepted accounting principles, provided that the acquired asset must enhance the value of the real estate over its useful life, be permanently affixed to the real estate and excludes all personalty and removable trade fixtures. "Capital expenditure"" shall not mean any costs incurred by Landlord in order to comply with any laws, ordinances, regulations, insurance requirements or building codes applicable to the Land, Building or Demised Premises.

               (ii) If, during the term of this Lease, Landlord shall make a capital expenditure (A) for an improvement made by Landlord which produces a cost savings in operating the Land, Building, or Demised Premises and of which Landlord has given information reasonably satisfactory to Tenant demonstrating a cost savings equal to or greater than the Annual Amortization of such improvement as stated in the following sentence; or (B) for capital item replacement made by Landlord to the Building, except for any such capital expenditure made as a result of an obligation of Landlord pursuant to Article XI, paragraph 2 of this Lease, which shall be done at Landlord's sole expense without any reimbursement from Tenant, then Tenant shall pay the Annual Amortization of such capital expenditure. "Annual Amortization" shall be determined by fully amortizing the original capital expenditure at the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Demised Premises are located, over a period equal to the number of years of the economic useful life of the capital expenditure.

         With respect to capital expenditures, Tenant shall commence payment as Additional Rent of one-twelfth (1/12th) of the annual amount shown in Landlord's notice given pursuant to the immediately preceding sentence with the next and each succeeding installment of Rent becoming due during the Term, provided that the item for which the expenditure was made has been fully completed on the date of Tenant's first payment and further provided that Tenant has received notice of such amount at least fifteen (15) days prior to the month in which payment is first due or if not so received, then Tenant's payment shall commence as of the following month. If Tenant exercises its option to purchase the Property as set forth in Article XXIX below, the purchase price shall include an amount equal to any portions of the costs of capital expenditures which have not been amortized as of the close of escrow for said purchase but, in the case of capital expenditures made during the seventh, eighth, ninth or tenth years of the Primary Term, only if Landlord has obtained the written consent of Tenant before making such capital expenditures.

         2.  Payment of Operating Costs. Landlord shall reasonably estimate the
             --------------------------
Operating Costs for each calendar year wholly or partially included within the Term of this Lease and shall send notice of said estimate to Tenant within thirty (30) days after the Term Commencement Date for the remaining portion of the first such calendar year and thereafter at least thirty (30) days prior to the commencement of each subsequent calendar year. During each calendar year thereafter included in the Term, Tenant shall pay, as Additional Rent, one twelfth of the applicable estimate each month to Landlord together with the Base Rent. If Landlord does not give Tenant an estimate within the time periods stated above, then Tenant shall continue to make estimated payments based upon the preceding year's estimate and within thirty (30) days after receipt of the new estimate for the current calendar year, Tenant shall commence payment of the new estimated monthly amount and shall pay in a lump sum any retroactive amounts due from the beginning of the new calendar year.

         It is agreed between the parties that Landlord in good faith may revise its estimate of Operating Costs once a calendar year to reflect increased costs and shall give notice to Tenant thereof no later than the tenth (10th) day of the month preceding the month in which said increased Operating Costs will be applicable. All payments of estimated Operating Costs and all payments pursuant to any accounting made hereunder shall be paid to Landlord as stated in this Lease.

         3.  Annual Statement. Within one hundred twenty (120) days after the
             ----------------
expiration of each calendar year included in the Term, Landlord shall make a determination of the actual Operating Costs for such year. Landlord shall submit to Tenant a written statement, certified by Landlord, in sufficient detail for verification by Tenant and a summary showing Operating Costs on a line item basis by category, which statement shall include the amount of actual Operating Costs for such calendar year and any amounts owed by either Landlord or Tenant to the other for such year. Within thirty (30) days after delivery of such statement, including any statement delivered after the expiration or termination of this Lease, Tenant shall pay to Landlord the difference, if any, between the amount paid by Tenant as estimated Operating Costs and the amount owed by Tenant for the actual Operating Costs for such calendar year. If Tenant's payment of the estimated Operating Costs was greater than the amount owed by Tenant of the actual Operating Costs, then Landlord shall, at Tenant's election, either credit such amount against the next due installments of Base Rent and/or Additional Rent or pay the same to Tenant all within thirty (30) days after receipt of Landlord's annual statement.

         Notwithstanding the foregoing, Tenant may at any time give Landlord written notice of its intent to inspect, examine and audit Landlord's records pertaining to Operating Costs for the calendar year covered by such statement (Audit notice"). Tenant shall have the right, upon delivery of an Audit Notice to Landlord, to inspect, audit and/or copy at Tenant's expense Landlord's books, records and accounts pertaining to Operating Costs for the calendar year specified in the Audit Notice, and Landlord shall make such books, records and accounts available to Tenant and its agents, and accountants for review during regular business hours at Landlord's principal place of business. Any overpayment or underpayment of Operating Costs revealed by Tenant's audit shall be adjusted within thirty (30) days after Tenant delivers written notice of such overpayment or underpayment to Landlord but only if such underpayment or overpayment pertains to a year for which Landlord's annual statement was delivered to Tenant within two (2) years prior to Tenant's delivery of an Audit Notice for such year. If Tenant's audit discloses that Tenant's Percentage Share of Operating Costs has been overstated by two percent (2%) or more, Landlord shall pay the cost of such audit. If Tenant delivers an Audit Notice to Landlord within thirty (30) days after the date of Tenant's receipt of Landlord's annual statement, the time period for payment of the difference between the actual Operating Costs and the amount paid by Tenant as estimated Operating Costs shall be tolled until Tenant gives Landlord written notice that its audit is completed.

    Landlord hereby waives any right to collect from Tenant any items of Operating Costs of which Landlord fails to notify Tenant within two (2) years following the expiration of the calendar year in which such items were incurred. Tenant waives any right to collect from Landlord any overpayment of Operating Costs for any year provided that Tenant has not delivered to Landlord an Audit Notice respecting said year within two (2) years after Landlord's annual statement respecting said year has been delivered to Tenant.

    4.  Real Estate Taxes. As used herein, "Real Estate Taxes" shall mean real
        -----------------
estate taxes and general and special assessments. Real Estate Taxes shall exclude, without limitation, any income, franchise, gross receipts, corporation, capital levy, excess profits, revenue, rent, inheritance, devolution, gift, estate, payroll or stamp tax by whatsoever authority imposed or howsoever designated or any tax upon the sale, transfer and/or assignment of Landlord's title or estate which at any time may be assessed against or become a lien upon all or any part of the Land or the Building. In addition, Real Estate Taxes shall exclude any liens or taxes, penalties or interest which are levied or assessed against the Land or the Building for a period of time prior to the commencement of the Term unless Tenant was obligated to pay but has failed to pay such Real Estate Taxes pursuant to the Existing Lease. Landlord shall pay on or before December 1, 1991 all real property taxes which are in default on the Date of Execution, along with all penalties and interest due thereon.

    5.  Change in Laws. If at any time during the Term the laws concerning the
        --------------
methods of real property taxation prevailing at the commencement of the Term are changed so that a tax or excise on rents or any other such tax, however described, is levied or assessed against Landlord as a direct substitute in whole or in part for any Real Estate Taxes, Tenant shall pay as described in paragraph 7 hereof (but only to the extent that it can be ascertained that there has been a substitution and that as a result Tenant has been relieved from the payment of Real Estate Taxes it would otherwise have been obligated to pay) the substitute tax or excise on rents.

    6.  Separate Assessment. The Land and the Building are currently assessed as
        -------------------
a single and separate tax parcel. Throughout the Term of this Lease, Landlord shall cause the Land and the Building to remain separately assessed and maintained within a single and separate tax parcel or lot by the applicable governmental taxing authority, so that Real Estate Tax bills shall issue solely with respect to the Real Estate Taxes applicable only to the Land and the Building.

    7.  Payment of Real Estate Taxes. The total assessed value of the Land and
        ----------------------------
Building for the 1989-1990 tax year, as shown on the secured property tax roll for Santa

Clara County, was One Million Two Hundred Thirty-Seven Thousand One Hundred Fifty-Nine Dollars ($1,237,159). The total amount of real property taxes due for such year, including assessments collected with real property taxes, was Sixteen Thousand Five Hundred Twenty-Three Dollars and Eighty-Four Cents ($16,523.84), due in two equal installments. In addition, supplemental taxes assessed pursuant to Chapter 3.5 of the California Revenue and Taxation Code for the 1989-1990 tax year totaled Eighty-Seven Dollars and Twenty-Two Cents ($87.22), due in two equal installments. Landlord shall use its best efforts to cause the tax bills for the Land and Building to be sent directly to Tenant from the county assessor or other applicable taxing authority. If tax bills are sent directly to Tenant, Tenant shall provide copies of such bills to Landlord within thirty (30) days after their receipt by Tenant. Tenant shall pay directly to the applicable governmental taxing authority, as Additional Rent without any abatement, set-off or other reduction pursuant to any other provision of this Lease, all Real Estate Taxes assessed for each tax period or portion thereof included within the Term of this Lease, and which are during such Term levied, or imposed upon or become a lien or liens upon the Land and the Building. Tenant shall pay all Real Estate Taxes within fifteen (15) business days of its receipt of the appropriate tax bill(s) from Landlord or from the taxing authority but not earlier than thirty (30) days prior to the delinquency date of any such taxes. Tenant shall furnish Landlord with evidence of payment of same within thirty (30) days thereafter. Landlord shall pay all interest and penalties assessed with respect to such Real Estate Taxes, unless such interest or penalties are assessed as a result of the failure of Tenant to timely pay such Real Estate Taxes, in which event Tenant shall pay such interest and penalties directly to the applicable governmental taxing authority as Additional Rent.

    The foregoing notwithstanding, Tenant shall not be responsible to pay any portion of any increase in Real Estate Taxes attributable to an increase in valuation resulting or arising by virtue of a change of ownership of the Land and/or the Building occurring during the first five (5) Lease Years of the Primary Term. Tenant shall pay any increase in Tenant's Share of Real Estate Taxes attributable to an increase in valuation resulting or arising from any change in ownership of the Land and/or the Building occurring during the remainder of the Primary Term or Extended Term(s).

    Real Estate Taxes for the tax year in which the Term of this Lease commences and for the tax year in which such Term expires shall be apportioned between Landlord and Tenant in accordance with the number of days thereof falling within the Term of this Lease.

     8.  Contest. Tenant shall, at Tenant's sole expense, have the right to
         -------
contest or review (in the name of Tenant, or of Landlord, or both, as Tenant shall elect, but with the cooperation of Landlord if requested) by appropriate proceedings (which may be instituted either during or after the Term of this Lease) any valuation of the Land and/or the Building for Real Estate Tax assessment purposes and/or any increase in the tax rate. In furtherance of the foregoing, Landlord shall without limitation furnish, on a timely basis, such data, documents, information and assistance and make such appearances as may be reasonably required by Tenant. Landlord agrees to execute all necessary instruments in connection with any such protest, appeal or other proceedings. If any such proceeding may only be instituted and maintained by Landlord then Landlord shall do so at the request and expense of Tenant.

Landlord shall not settle any such appeal or other proceeding without obtaining Tenant's prior written approval in each such instance. Tenant shall not abandon any such appeal without first offering to Landlord the right to prosecute such appeal at Landlord's expense.

    Tenant shall be entitled to Tenant's Share of any refund (net of Tenant's or Landlord's expenses in obtaining same) obtained by reason of any such proceeding or otherwise, whether obtained during or after the expiration of the Term and whether obtained by Landlord or Tenant, except that if such refund shall relate to the year in which the Term of this Lease commences or expires, such refund (after deducting all costs of Landlord or Tenant in obtaining same) shall be equitably apportioned between Landlord and Tenant.

    Tenant shall not be responsible to pay any portion of any increase in Real Estate Taxes attributable to an increase in valuation unless Landlord shall have delivered to Tenant a copy of the applicable Real Estate Tax bill or notification of valuation increase in sufficient time to enable Tenant to contest such Real Estate Taxes if Tenant so desires.

    9.   Payment in Installments. If, by law, any Real Estate Taxes may be paid
         -----------------------
in installments (whether or not interest shall accrue on the unpaid balance thereof), such Real Estate Taxes, at Tenant's option, shall be paid in installments in accordance with paragraph 10 hereof. Tenant shall pay to Landlord any installments coming due during the Term prorated for any fraction of an installment period included within the Term, including interest, becoming due at the end of such period.

    10.  Amortization. Real Estate Taxes shall include betterment assessments
         ------------
for municipal improvements levied against the Land and the Building during the Term of this Lease. Such assessments shall be amortized over the maximum period provided under the law and shall be payable in the maximum number of installments permitted under the law and as described in paragraph 7 and 9 hereof.

     11. Landlord's Action. Except to the extent provided in paragraph 7 above,
         -----------------
if Landlord, solely by its action, causes the Real Estate Taxes and/or assessments levied against the Land and/or the Building to increase, Tenant shall not be responsible for said increase unless Tenant has been notified in writing of such action and has agreed to same.

     12. Minimum Additional Rent. Notwithstanding any other provisions of this
         -----------------------
Lease, the portion of Operating Costs consisting of insurance premiums for the insurance coverage required to be carried by Landlord pursuant to Article XVI and all Real Estate Taxes (collectively, the "Minimum Additional Rent") shall not be subject to any abatement, set-off or other reduction pursuant to any other provision of this Lease.

     13. Operating Costs With Respect to Suite 100. Unless and until Tenant
         -----------------------------------------
 takes possession of Suite 100, Tenant shall be entitled to a credit against the Rent otherwise payable by Tenant to Landlord equal to five percent (5%) of the, sum of (a) the Operating Costs and Real Estate Taxes to be paid by Tenant pursuant to this Article V, (b) costs of water, electricity, gas, sewer and trash collection service to the Building paid by Tenant pursuant to Article VI,
 (c) costs of janitorial service to the Building provided by Tenant, and (d) costs of maintenance of the Building and grounds provided by Tenant pursuant to the second sentence of Paragraph 4 of Article XI. Such credit shall compensate Tenant for the payment by Tenant of Operating Costs, Real Estate Taxes, utilities charges, maintenance expenses and other costs arising out of the occupancy and use of Suite 100. The amount of such credit shall be estimated by Tenant for each calendar year in the same manner as Operating Costs are estimated by Landlord pursuant to Paragraph 2 of this Article V. The initial credit for the month of December, 1990, shall be Three Hundred Seven Dollars ($307) per month.

                                   ARTICLE VI
                                   ----------

                             UTILITIES AND SERVICES
                             ----------------------

      1. Utilities and Services Provided by Landlord. Landlord will provide, at
         -------------------------------------------
 no cost to Tenant, at or prior to the commencement of the Primary Term, the following utility lines to and within the Demised Premises: water, electricity, gas, sewer, and telephone (provided that telephone lines shall be provided up to the connection points of the Building with installation of telephones within the Demised Premises being the responsibility of Tenant, and that any utility lines incorporated within the Demised Premises shall be Tenant's responsibility) in such capacity as to meet general office use building code requirements. Telephone service for the Demised Premises and Suite 100 shall be separately metered. Electricity, gas and water shall be metered to the Building as a whole (including Suite 100). The installation of any new utility meters required for separate metering, as well as the maintenance of all existing and new utility meters, shall be at Tenant's expense.

      2. Security. Landlord shall not be responsible for providing any security
         --------
 protection for the Demised Premises, the Land or the Building, and Tenant shall at its own expense provide or obtain any security system or services that it desires, if any.

      3. Separate Utilities. Tenant shall make arrangements with the public
         ------------------
 utility companies or other service provider serving the Building for telephone service to the Demised Premises, electricity, gas, water, sewer, trash collection and all other services required for occupancy and use of the Building and shall pay when due any and all charges for such services directly to the companies providing same. Tenant shall provide janitorial service to the Building.

      Tenant's failure to pay such charges shall not constitute a default under this Lease entitling Landlord to exercise any rights or remedies it may have in the event of default except that if Landlord is notified that service to Suite 100 will be terminated at any time before Tenant has received possession of Suite 100, or that a lien will be placed upon the

Demised Premises as a result of Tenant's nonpayment of any such utility charge, then to protect the real estate Landlord may pay such charges, notify Tenant thereof and the same shall be paid by Tenant as Additional Rent with the next installment of Base Rent becoming due. In no event shall Landlord be responsible for charges for any telephone service used by Tenant at the Demised Premises.

    Tenant shall supply to Landlord upon request copies of the most recent invoices for utilities services provided to the Building.

     4.   Interruption of Services.
          ------------------------

          (a) If, for any reason whatsoever other than a negligent act or omission or a willful act or omission of Tenant, its officers, directors, employees, contractors, servants or agents, or a default by Tenant hereunder, any utilities or services which are required for Tenant's use of the Premises for the Permitted Uses are interrupted, Tenant shall promptly so notify Landlord. Notwithstanding any other provision to the contrary contained in this Lease, in the event that Tenant reasonably determines that the existing situation constitutes an emergency which either threatens imminent injury to persons or material damage to property or materially impairs Tenant's then-current use of the Premises or a material portion thereof, Tenant may give such notice by any means including, without limitation, by telephone.

          (b) If resumption of such utilities or services does not occur within thirty (30) days after the commencement of such interruption, and the lack of such utilities or services continues to materially impair Tenant's then-current use of the Premises or a material portion thereof, Tenant shall have the right to terminate this Lease at any time thereafter while such interruption continues by giving to Landlord a written notice of termination stating the date on which this Lease shall terminate.

          (c) If the unavailability of such utilities or services materially impairs Tenant's then-current use of the Premises or a material portion thereof for a period of more than five (5) days, Rent shall be abated proportionately according to the extent to which the Tenant's use and occupancy of the Premises are so affected, for the period commencing on the date such utilities or services became unavailable and ending on the date on which such condition is cured or this Lease terminates, as the case may be.

                                  ARTICLE VII
                                  -----------

                            USE OF DEMISED PREMISES
                            -----------------------

     1.   Use. Tenant may use the Demised Premises for all uses reasonably
          ----
compatible with office uses including but not limited to general office; research and development including prototype assembly; customer/employee training; sales and services; computer rooms, a cafeteria, and all related and accessory uses customarily incidental thereto.

    2.  Permits. Except as expressly provided below, Landlord shall procure all
        -------
authorizations and permits which may be required for the Demised Premises including but not limited to certificates of occupancy and variances (if required) prior to the time Tenant occupies the Demised Premises. All authorizations and permits required for the construction and occupancy of the Interior Improvements and of any Alterations are the responsibility of Tenant. Any special business permits or licenses which may be required of Tenant to conduct its particular business in the state or locality where the Demised Premises are located are the responsibility of Tenant.

    3.  Compliance With Laws. Nothing shall be done upon or about the Demised
        -------------------
Premises by Tenant, Landlord, or their agents, servants, employees or invitees which shall be contrary to any law, ordinance, regulation or requirement of any public authority having jurisdiction. Tenant will keep the Demised Premises reasonably clean. Tenant will not do, nor suffer to be done, nor keep or suffer to be kept, anything in or upon the Demised Premises or the Building which may prevent the obtaining of any insurance on the Demised Premises or the Building or on any property therein, including, but without limitation of the generality of the foregoing, fire, extended coverage and public liability insurance, or which may make void any such insurance. If such actions do create any extra premiums for or increase the rate of any such insurance, then Tenant shall pay the increased cost of the same to Landlord upon written demand therefor.


                                  ARTICLE VIII
                                  ------------

                        PREPARATION OF DEMISED PREMISES
                        -------------------------------


    1.  Roof Repairs
        ------------

        (a) Tenant shall repair the roof of the Building and replace the roof membrane (the "Roof Repairs"), unless Landlord elects to perform the Roof Repairs and Tenant consents to Landlord's performance of the Roof Repairs. If Landlord elects to perform the Roof Repairs, Landlord shall so notify Tenant and provide to Tenant on or before January 1, 1991 information regarding Landlord's proposed Roof Repair method which is reasonably sufficient for Tenant to evaluate the suitability of such method. Tenant, shall, within two (2) business days after receipt of such information, give Landlord notice whether Tenant consents to Landlord's proposed Roof Repair method, which consent shall not be unreasonably withheld. If Tenant does not give such notice within such two (2) business day period, Tenant shall be deemed to have consented.

        (b) If Tenant consents (or is deemed to consent) to Landlord's Roof repair method, Landlord shall perform the Roof Repairs at Landlord's sole cost and expense during the period from April 15, 1991 through May 1, 1991. Landlord warrants and represents that the Roof Repairs, if performed by Landlord, will be constructed in a good and workmanlike manner and in compliance with all Laws. Landlord has the entire and sole responsibility to correct any portion of the Roof Repairs performed by Landlord which is not in compliance with Laws.

        (c) If Landlord does not elect to perform the Roof Repairs or Tenant does not consent to Landlord's proposed Roof Repair method, then:

             (i) Tenant shall perform the Roof Repairs, in a good and workmanlike manner and in compliance with all Laws;

             (ii) Landlord shall pay to Tenant Twenty Thousand Dollars ($20,000) on the later of December 1, 1990 or the completion of the Roof Repairs, to pay for a portion of the Roof Repairs; and

             (iii) Tenant shall be responsible for paying all costs of the Roof Repairs in excess of such amount.

     2. Interior Improvements.
        ---------------------

        (a)  Construction of Interior Improvements. From and after the Date of
             -------------------------------------
Execution, Tenant shall construct and install its interior improvements ("Interior improvements") in the Demised Premises. The Interior Improvements will be constructed in accordance with plans and specifications prepared by Tenant. Landlord shall have the right to approve the plans and specifications for the Interior Improvements, which approval shall not be unreasonably withheld or delayed. Landlord's consent shall be deemed given if Landlord does not respond to Tenant's request for such consent within ten (10) days after the date of Landlord's receipt of plans and specifications for the Interior Improvements together with Tenant's request for approval of such plans and specifications. If Landlord disapproves the plans and specifications, Landlord shall give Tenant written notice of such disapproval specifying the reasons and basis for its disapproval within ten (10) days after the date of Landlord's receipt of the plans and specifications. The parties shall thereafter confer and negotiate in good faith to reach agreement on the plans and specifications for the Interior Improvements. Tenant shall comply with Article X, Paragraphs 3 through 8, inclusive, in constructing the Interior Improvements. Tenant shall have no obligation to remove the Interior Improvements upon the expiration or earlier termination of the Lease.

        (b)  Interior Improvement Allowance. Landlord shall pay to Tenant an
             ------------------------------
improvement allowance for use in construction of the Interior Improvements equal to Two Hundred Seventy-Eight Thousand Two Hundred Twenty Dollars ($278,220) ("Improvement Allowance"). If and when Landlord delivers possession of Suite 100 to Tenant as provided in Article II, paragraph 2, then the Improvement Allowance shall be increased by Four Thousand Six Hundred Twenty Dollars ($4,620). Landlord shall pay the Improvement Allowance to Tenant upon the closing of a refinancing by Landlord of the existing first deed of trust on the Land and Building, provided that no mechanics' liens or similar liens for labor or material supplied to the Interior Improvements have been filed or asserted against the Demised Premises (unless releases of such liens are obtained upon payment of the Improvement Allowance). Landlord shall use its best efforts to obtain such refinancing within nine (9) months after the Date of Execution. The unpaid balance of the Improvement Allowance shall be increased by one percent (1%) for each month that payment of the Improvement Allowance is delayed beyond nine (9) months after the Date of Execution, prorated for any partial month on the basis of a thirty (30) day month. Notwithstanding, the provisions of Article IV, Paragraph 4, if payment of the Improvement Allowance is delayed beyond twelve (12) months after the Date of Execution, Tenant may deduct the Improvement Allowance or any remaining balance of the Improvement Allowance from the next payments of Rent coming due according to the following schedule: (i) Tenant may deduct all but Ten Thousand Dollars ($10,000) from the first such Base Rent payment and all but the Minimum Additional Rent from the first such Additional Rent payment, (ii) Tenant may deduct all but Five Thousand Dollars ($5,000) from the next such Base Rent payment and all but the Minimum Additional Rent from the next such Additional Rent payment, and (iii) Tenant may deduct all of each remaining Base Rent payment and all but the Minimum Additional Rent from each remaining Additional Rent payment, until Tenant has recovered the remaining unpaid balance of the Improvement Allowance. Tenant shall be responsible for payment of all Improvement Costs in excess of the Improvement Allowance.

    4.  Entry by Tenant. The date on which Tenant may enter the Demised Premises
        ---------------
for purposes of constructing the Interior Improvements (and the Roof Repairs, if performed by Tenant) shall be the Date of Execution. From and after the Date of Execution, Tenant shall have access to the Demised Premises for purposes of planning, constructing and installing the Interior Improvements. Tenant's occupancy of the Demised Premises for the construction of the Interior Improvements shall be subject to all of the provisions of this Lease except that Rent shall not be payable until the Term Commencement Date.

    5.  Insurance. During the period of construction of the Interior
        ---------
Improvements (and the Roof Repairs, if performed by Tenant), Tenant or its general contractor shall procure and maintain in effect the following insurance coverages with an insurance company or companies authorized to do business in California and the following agreements shall apply:

        (a) Worker's Compensation - statutory limits for the state in which the work is to be performed, together with "ALL STATES" and "VOLUNTARY COMPENSATION" coverage endorsements;

        (b) Employer's Liability Insurance with a limit of not less than One Hundred Thousand Dollars ($100,000);

        (c) Comprehensive Liability - at least Three Million Dollars ($3,000,000) combined single limit, including personal injury, contractual and products/completed operations liability. Coverage must include the following:
(i) premises - operations; (ii) elevators and hoists; (iii) independent contractor; (iv) contractual liability assumed under this contract; (v) completed operations - products; and (vi) explosion, underground and collapse
(XUC) coverage;

        (d) Automobile Liability - including owned, hired and non-owned vehicles of at least Two Million Dollars ($2,000,000) combined single limit for bodily injury or property damage. Coverage must include the following: (1) owned vehicles; (2) leased vehicles; (3) hired vehicles; and (4) non-owned vehicles;

         (e) Standard builder's risk insurance in an amount at least equal to the Improvements Allowance;

         (f) Tenant shall furnish Landlord with certificates of insurance evidencing such coverage prior to the commencement of the Interior Improvements. All insurance shall be carried in companies having a Best's Guide rating of A-or better. The following statement shall appear in each certificate of insurance provided Landlord by Tenant hereunder: "It is agreed that in the event of any material change in, cancellation or non-renewal of this policy, thirty (30) days prior notice will be given to:

             Richard R. Kelley, Jr.
             c/o Premier Properties
             532 Emerson Street
             Palo Alto, California 94301

         (g) The carrying of any of the insurance required hereunder shall not be interpreted as relieving Tenant of any responsibility to Landlord.


                                  ARTICLE IX
                                  ----------

                              COMPLIANCE WITH LAW
                              -------------------

     1.  Compliance by Landlord. Landlord at its sole expense shall comply with
         ----------------------
and shall from time to time conform the Building (other than the Interior Improvements and any Alterations) to all Laws of which the Building (other than the Interior Improvements and any Alterations) would otherwise be in violation (other than the Interior Improvements and any Alterations) required by law, except for compliance necessitated by reason of Tenant's special use of the Demised Premises. Landlord shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of or be imposed because of the failure of Landlord to comply with the provisions of this Paragraph 1.

    2.   Compliance By Tenant. Tenant shall comply, at Tenant's sole expense,
         --------------------
with all Laws if such compliance is related to the Interior Improvements or Alterations or necessitated by reason of Tenant's special use of the Demised Premises. The foregoing notwithstanding, Tenant shall not be required to make any structural, exterior or roof alterations of any nature whatsoever necessitated by reason of its special use of the Demised Premises, but in such event Landlord shall so comply and Tenant shall reimburse Landlord for the actual out-of-pocket cost thereof within thirty (30) days after demand therefor, provided Tenant is in receipt of an itemized invoice regarding same and the work has been performed, regardless of whether or not the alteration is a capital expenditure. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the provisions of this Paragraph 2.


    3.  Right to Contest. Landlord and Tenant shall each have the right upon
        ----------------
giving notice to the other to contest any obligations imposed upon either pursuant to the provisions of this Article and to defer their respective compliance during the pendency of such contest, provided the enforcement of such requirement or law is stayed during such contest and such contest will not subject the other party to civil or criminal penalty or materially interfere with Tenant's use and occupancy of the Demised Premises or jeopardize the title to or use and enjoyment of the Land and the Building. Each party shall cooperate with the other in such contest and shall execute any documents reasonably required in the furtherance of such purpose. If either party is contesting as aforesaid, then such party shall not be in default hereunder until and unless it is determined that such party must perform such obligation and fails to do so by the date upon which all applicable appeal periods have expired or if such party has duly appealed any such determination and enforcement is stayed pending appeal, then until all such appeals have been finally decided against said party and said party fails to comply therewith.

                                   ARTICLE X
                                   ---------

                    ALTERATIONS, ADDITIONS AND IMPROVEMENTS
                    ---------------------------------------

    1.  Non-Structural Alterations. Tenant may, from time to time, at its own
        --------------------------
cost and expense and without the consent of Landlord make alterations, additions or improvements (collectively herein called "Alterations") of a non-structural nature to the interior of the Demised Premises whose cost in any one instance is Twenty-Five Thousand Dollars ($25,000) or less, provided Tenant gives Landlord five (5) days written notice of any such Alterations. To the extent that Tenant obtains plans and specifications for any such Alterations the cost of which is Twenty-Five Thousand Dollars ($25,000) or less, Tenant shall provide Landlord with copies of such plans and specifications for Landlord's information. If Tenant desires to make any Alterations to the exterior of the Demised Premises, or any non-structural Alterations to the interior of the Demised Premises costing in excess of Twenty-Five Thousand Dollars ($25,000) in any one instance, Tenant must first obtain the consent of Landlord thereto, and which consent shall not be unreasonably withheld or delayed and which is hereby deemed given if Landlord does not respond to Tenant's request for such consent within ten
(10) days from receipt of such request. Any request by Tenant to make Alterations to the exterior of the Demised Premises, or any non-structural Alterations to the interior of the Demised Premises costing in excess of Twenty-Five Thousand Dollars ($25,000) in any one instance shall include written plans and specifications for the Alterations. At the end of the Term (including any extensions), Tenant may elect to remove or to leave any such Alterations, provided that Tenant must give Landlord written notice of its election as to each Alteration no less than nine (9) months prior to the expiration of the Term (including any extensions). If Tenant elects to remove any such Alterations, Tenant's only responsibility upon removal is to repair any damage caused by the removal and not to restore the Demised Premises. If Tenant (i) fails to give Landlord the notice provided herein or (ii) fails to obtain Landlord's prior approval (whether actual or deemed) when required hereunder, for any non-structural alterations to the interior of the Demised Premises, such failure shall not constitute a default by Tenant hereunder.

    2.  Structural Alterations. If Tenant desires to make any structural
        ----------------------
 Alterations to the Demised Premises, Tenant must first obtain the prior written consent of Landlord thereto which shall not be unreasonably withheld and at such time Landlord shall advise Tenant if such Alterations must either remain or be removed at the end of the Term. It shall be reasonable for Landlord to withhold such consent if such structural Alterations would, for example, diminish the value of the Building or Land or increase the cost of maintaining or repairing the Building. If Landlord does not respond within ten (10) business days of receipt of Tenant's request for such consent or, if Landlord responds by consenting to the request, but such response does not address the issue of removal, such consent is hereby deemed given and Tenant may either remove or leave such Alterations at the end of the Term (including any extensions) as Tenant elects, provided that Tenant must give Landlord written notice of its election as to each Alteration no less than nine (9) months prior to the expiration of the Term (including any extensions). If removal of any such Alteration is required by Landlord or elected by Tenant at the end of the Term, Tenant must only repair any damage caused by removal and not restore the Demised Premises.

    3.  Contractor. Alterations may be done by any contractor chosen by Tenant
        ----------
 provided any such contractor is reputable, bondable by reputable bonding companies, and carries the kinds of insurance and in the amounts set forth in
 Article VIII, Paragraph 4 of this Lease.

    4.  Performance of Work. Tenant in making any Alterations shall cause all
        -------------------
 work to be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Demised Premises and shall comply with or cause compliance with all laws and with any direction given by any public officer pursuant to law. Tenant shall obtain or cause to be obtained and maintain in effect, as necessary, all building permits, licenses, temporary and permanent certificates of occupancy and other governmental approvals which may be required in connection with the making of the Alternations. Landlord shall cooperate with Tenant in the obtaining thereof and shall execute any documents reasonably required in furtherance of such purpose, provided any such cooperation shall be without expense and/or liability to Landlord.

    5.  Removal. At any time during the Term of this Lease, Tenant may, at its
        -------
 option, remove any Alterations which are removable by Tenant upon termination of the Lease. In the event of a removal of any Alterations by Tenant, Tenant shall, at its sole cost, repair any damage to the Demised Premises caused by such removal.

    6.  Insurance. During the period of construction of any Alterations
        ---------
 costing in excess of One Hundred Thousand Dollars ($100,000), Tenant or its general contractor shall procure and maintain in effect the insurance coverage set forth in Article VIII, Paragraph 6 of this Lease, to the extent such insurance is applicable to Tenant's Alterations.

    7.  Mechanic's Liens. Landlord shall pay promptly for all labor and
        ----------------
materials supplied to Landlord in connection with any construction or alteration on the Land or Building and shall not cause or permit any liens for such labor or materials to attach to the Land or Building. Tenant shall pay promptly for all labor and materials supplied to Tenant in connection with any construction or alteration on the Land or Building and shall not cause or permit any liens for such labor or materials to attach to the Land or Building. In the event of any such lien, the party to the contract for the work or materials giving rise to such lien shall cause the same to be discharged, at its expense and within ten (10) days following its receipt of notice thereof, by filing of a release bond meeting the requirements of California Civil Code section 3143, by payment, by satisfaction or otherwise. Any monetary amounts paid to Landlord by Tenant in connection with any Alterations performed by Landlord or Landlord's contractor on behalf of Tenant shall not be construed as Rent.

    8.  Notices of Non-responsibility. Tenant shall give Landlord five (5) days
        -----------------------------
written notice prior to the commencement of any Alterations in order to allow Landlord to post notices of non-responsibility with respect to such Alterations.


                                   ARTICLE XI
                                   ----------
               CONDITION, REPAIR AND MAINTENANCE OF THE BUILDING
               -------------------------------------------------

    1.  Condition of Building. Landlord represents and warrants that on the
        ---------------------
Date of Execution, to Landlord's knowledge, without any inspection or investigation having been undertaken by Landlord to confirm such matters, the structural elements of the Building (including the HVAC, electrical and mechanical systems) comply with applicable laws, ordinances, rules and regulations, including, but not limited to building and zoning laws, health and fire codes of the state, local and federal governments, agencies, and boards, and with requirements and regulations of Boards of Fire Underwriters having jurisdiction and of insurance carriers of all insurance on the Demised Premises (collectively called "Laws"). Landlord, at its sole cost and expense and without cost or charge to or contribution by Tenant, shall throughout the Term be responsible for and make all repairs, replacements and perform all maintenance which may be necessitated by defective design or construction of the Building, and all equipment and systems associated therewith and/or incorporated therein, or which may be necessitated by latent defects in any of the foregoing or by the negligence or willful misconduct of Landlord.

    2.  Landlord's Responsibilities. Landlord at its sole cost and expense
        ---------------------------
shall make all repairs and replacements to all structural elements of or associated with the Building as needed to keep same in good order, condition and repair. Such structural elements include, but are not limited to, (i) all footings, foundations, floor slabs, columns, girders, mullions, beams, loadbearing and non-loadbearing exterior walls; (ii) all utility lines located outside of the Building; (iii) roof and roofing system of the Building, including, without limitation, support members, membrane assembly, roof deck, flashing, roof insulation assembly, curbs, walkways, hatches, skylights, sleeves, vents, brackets and drain fixtures; (iv) exterior lighting, landscaping, walkways, drives and curbs, and any other improvements on the Land outside of the Building; (v) sewer lines up to and including the connection for the Building; and (vi) exterior facade of the Building. The foregoing notwithstanding, routine maintenance with respect to nonstructural elements concerning item (iv) shall be included as Operating Costs unless Tenant performs such routine maintenance itself pursuant to Paragraph 4 of this Article XI.

    3.  Capital Expenditures: Building Systems. Subject to reimbursement of
        --------------------------------------
Landlord as specified in Article V, Landlord shall make all capital expenditures throughout the Term which may be required to keep the Building in good repair and condition and in compliance with all Laws (except for compliance of the Interior Improvements and Alterations with Laws, which shall be Tenant's responsibility), and Landlord shall maintain and repair the mechanical, electrical, conveying, plumbing and all other systems within the Building (except for any portion of the HVAC System serving the Demised Premises which is installed by or at the expense of Tenant). In addition, Landlord shall perform any other repairs and maintenance not specifically allocated to Tenant hereunder.

    4.  Tenant's Responsibility. Tenant shall repair and maintain (i) the
        ------------------------
interior of the Demised Premises, (ii) the Interior Improvements and any Alterations, and (iii) all portions of the HVAC system serving the Demised Premises which are installed by or at the expense of Tenant, in good order, condition, and repair and in compliance with all Laws, ordinary wear and tear and damage by casualty excepted, throughout the Term. Tenant shall perform at its own expense all (i) landscaping, repairing, replacing, painting, lighting, cleaning, and similar items with respect to the Building and its associated grounds; (ii) normal maintenance of mechanical and electrical equipment in the Building, including heating, ventilating and air conditioning and elevator equipment; (iii) operating, repairing and maintaining life safety systems in the Building, including, without limitation, sprinkler systems; (iv) obtaining materials and supplies for repair or maintenance of items which are Tenant's responsibility; (vi) exterior window washing. Except as otherwise provided in
Article IX, paragraph 2, and except to the extent the need for such maintenance or repair is caused by the Tenant's negligence or willful misconduct, Tenant shall be required to perform only nonstructural, noncapital items of repair and maintenance, and shall not be responsible for any Building systems (other than those portions of the HVAC System serving the Demised Premises installed by or at the expense of Tenant for which Tenant shall be solely responsible).

    5.  Assignment of Warranties. Landlord shall assign to Tenant any assignable
        ------------------------
warranties and guarantees which Landlord has obtained with respect to the portions of the Improvements as to which Tenant has maintenance and repair responsibilities. Landlord shall cooperate with and assist Tenant in the enforcement of any such warranties and guaranties as may be required during the Term, provided that such cooperation and assistance shall be given at no cost to Landlord therefor. Landlord shall do no act which would impair or nullify any such warranty or guaranty.

    6.  Performance of Work. All work to be performed by either party under this
        -------------------
Article shall:

         (a) be made as soon as reasonably possible but in any event within twenty-four (24) hours in any emergency (as defined below) and within twenty
(20) days for all other repairs. If the work cannot be completed within twenty-four (24) hours or twenty (20) days, as the case may be, it shall be commenced within said period and prosecuted continuously and diligently thereafter until completion; and

         (b) be done at the sole cost and expense of the party who has responsibility for same hereunder subject to Landlord's reimbursement rights with respect to Operating Costs, or any other rights of either Landlord or Tenant to reimbursement or set-off as provided in this Lease.

    For purposes of this paragraph, the word "emergency" shall mean a situation which (1) threatens the physical well-being of persons within the Demised Premises or (2) materially disrupts the Tenant's use and/or occupancy of the Demised Premises, ingress or egress to the Demised Premises, or any portion thereof.

    Notwithstanding anything contained herein to the contrary, if any repairs and/or replacements are necessitated as a result of the negligence of either party, its agents, employees, or contractors, said party shall be responsible for any such repairs and replacements, at its sole expense.

                                  ARTICLE XII
                                  -----------

                             DAMAGE AND DESTRUCTION
                             ----------------------

    1.  Damage or Destruction. In the event of damage or destruction to all or
        ---------------------
part of the Demised Premises or if Tenant's access to the Building ("Access") is obstructed or hindered, Tenant shall notify Landlord thereof as soon as possible after Tenant becomes aware thereof. It shall be Landlord's obligation, at Landlord's cost and expense to repair such damage and destruction to the Demised Premises, and to restore such Access to the condition that existed prior to such damage or destruction (collectively "Repair and Restoration"), except as expressly provided otherwise in this Article XII.

    2.  Estimate. Landlord shall within a period of twenty (20) calendar days
        --------
from receipt of Tenant's notice described above deliver to Tenant a good faith estimate of the time and cost required to complete such Repair and Restoration ("Estimate"). If the damage results from a casualty for which Landlord is required to insure under Article XVI and the Estimate is for a period equal to or more than one hundred twenty (120) days, the damage is hereby deemed substantial ("Substantial"). If the damage results from a casualty for which Landlord is required to insure under Article XVI and the Estimate is for a period of less than one hundred twenty (120) days, the damage is hereby deemed partial ("Partial").

    3.  Partial Damage. If the damage is Partial, Landlord shall forthwith
        --------------
complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within one hundred thirty-five (135) days ("Partial Damage Restoration Date"), Tenant shall have the right to terminate this Lease on ten
(10) days written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Partial Damage Restoration Date. If Landlord does not complete the Repair and Restoration within fifteen (15) days after the date stated in the Estimate, Tenant may complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty
(30) days after demand by Tenant, by set-off against the Base Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

    4.  Substantial Damage. If the damage is Substantial, Tenant may elect to
        ------------------
 terminate the Lease within ten (10) days after receipt of Landlord's Estimate. If Tenant does not elect to terminate the Lease, Landlord shall forthwith complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within sixty (60) days after the end of the period stated in the Estimate ("Substantial Damage Restoration Date"), Tenant shall have the right to either (a) terminate this Lease on ten (10) days written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Substantial Damage Restoration Date; or (b) complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

    5.  Uninsured Damage. If the estimated cost of the damage to the Demised
        ----------------
 Premises or Tenant's Access is Two Hundred Fifty Thousand Dollars ($250,000) or less and is caused by a casualty for which Landlord is not required to insure under Article XVI and has not otherwise elected to obtain insurance coverage, the damage is hereby deemed "Partial Uninsured" If the estimated cost of the damage is over Two Hundred Fifty Thousand Dollars ($250,000) and is caused by a casualty for which Landlord is not required to insure under Article XVI and has not otherwise elected to obtain insurance coverage, the damage is hereby deemed "Substantial Uninsured" Notwithstanding the other provisions of this Article XII, if any damage caused by a casualty for which Landlord is not required to insure under Article XVI and has not otherwise elected to obtain insurance coverage, and is due to the negligence or wilful misconduct of Tenant or its agents, officers, employees, subtenants, assignees, guests or invitees, the repair and restoration of such casualty shall be at Tenant's expense.

    6.  Partial Uninsured Damage. If the damage is Partial Uninsured, Landlord
        ------------------------
shall deliver Tenant an Estimate and forthwith complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within one hundred thirty-five (135) days ("Partial Uninsured Damage Restoration Date"), Tenant shall have the right to terminate this Lease on ten (10) days written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Partial Uninsured Damage Restoration Date. If Landlord does not complete the Repair and Restoration within fifteen (15) days after the date stated in the Estimate, Tenant may complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

    7.  Substantial Uninsured Damage. If the damage is Substantial Uninsured,
        ----------------------------
Landlord may elect to terminate this Lease by delivering written notice of such termination within twenty (20) calendar days after the date of the damage. If Landlord elects to terminate the Lease, then Tenant's Purchase Option pursuant to Article XXIX, Paragraph 2 shall be accelerated on the following terms:

        (a) Tenant must exercise the Purchase Option, if at all, by notice to Landlord within ninety (90) days after Landlord gives notice of termination;

        (b) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant elects to accelerate the Purchase Option but in no event before sixty (60) days after a final damage estimate has been determined pursuant to Paragraph (c), below;

        (c) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2(a)(i), the Base Rent for the entire Building (including Suite
100) for the Lease Year in which the termination occurs and by deducting the cost of repairing the damage as determined below. Landlord and Tenant shall attempt to agree on the cost of repairing the damage. If they are unable to agree within sixty (60) days after Tenant elects to accelerate the Purchase Option, each shall select a contractor or other estimator (the "Estimator") to determine the cost of repairing the damage. The Estimators shall be required to estimate such cost within thirty (30) days after their appointment. If the two cost estimates so determined do not differ by more than 10%, then the average of such two cost estimates shall be the cost of repair. If the two cost estimates differ by more than 10%, then the two Estimators shall select a third Estimator who shall estimate the cost of repair within thirty (30) days after his appointment. The two closest of the three appraised cost estimates shall then be averaged to determine the cost of repair. The fees of each of the first two Estimators shall be borne by the party who appointed each, the fees of any third Estimator shall be borne 50% by Landlord and 50% by Tenant; and

        (d) Landlord shall assign to Tenant any insurance proceeds to which Landlord is entitled with respect to the casualty giving rise to the termination, and the Purchase Price shall be increased by the amount of such proceeds, if any.

If Landlord does not elect to terminate the Lease, Landlord shall deliver to Tenant an Estimate. If the Estimate is for a period of one hundred twenty (120) days or more, Tenant shall have the right to terminate the Lease within ten (10) days after the date of receipt of Landlord's Estimate. If Tenant does not elect to terminate the Lease, Landlord shall forthwith complete the Repair and Restoration. If Landlord does not complete the Repair and Restoration within sixty (60) days after the end of the period stated in the Estimate ("Substantial Uninsured Damage Restoration Date"), Tenant shall have the right to either (a) terminate this Lease on ten (10) days' written notice to Landlord which notice must be delivered by Tenant to Landlord within ten (10) days after the Substantial Uninsured Damage Restoration Date; or (b) complete the Repair and Restoration for Landlord's account. If Tenant completes the Repair and Restoration, Tenant shall be entitled to receive any insurance proceeds available for such purpose in excess of those required to reimburse Landlord for the Repair and Restoration undertaken by Landlord. If the amount expended by Tenant to complete the Repair and Restoration (subject to the limit provided above) exceeds the insurance proceeds available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent.

    8.  Rent Abatement. From the date of such damage or destruction or
        --------------
obstruction or hindrance of Access, a proportionate part of Base Rent and Additional Rent according to the nature and extent of the Building rendered unusable by Tenant thereby shall be abated until the completion of the Repair and Restoration. In the event this Lease is terminated as hereunder provided, Tenant shall pay the Base Rent and Additional Rent apportioned to the date of such damage or destruction and thereafter Tenant shall be relieved of all further liability for the payment thereof.

    9.  Damage Near End of Term. Notwithstanding anything to the contrary in
        -----------------------
this Lease, if the Estimate is for a period extending beyond the remainder of the Term, either Landlord or Tenant may terminate this Lease upon thirty (30) days written notice to the other delivered within sixty (60) days after the date of Tenant's receipt of the Estimate, provided, however, except in the case of Uninsured Substantial Damage, Landlord may not exercise this right if Tenant has previously exercised or exercises within said sixty (60) day period its Purchase Option pursuant to Article XXIX, Paragraph 2, or an option to extend the Term contained in this Lease, provided, further, however that Tenant's rights contained in paragraphs 3, 4, 6, and 7 of this Article remain in effect.

    10. Waiver. Tenant waives the provisions of California Civil Code sections
        ------
1932(2), 1933(4), 1941 and 1942 and any similar or successor statues relating to the termination of leases in the event of damage or destruction, Landlord's obligations for tenantability and Tenant's right to make repairs and deduct the expenses of such repairs from rent, and agrees that the parties' rights and obligations in such event shall instead be governed by this Lease.

                                  ARTICLE XIII
                                  ------------

                                  CONDEMNATION
                                  ------------

    1.  Total Taking. In the event of a taking by condemnation or by the
        ------------
exercise of the power of eminent domain by a public or quasi-public authority or entity or conveyance in lieu thereof (all hereinafter referred to as "Taking") of the entire Demised Premises, this Lease shall terminate as of the earlier of
(a) the date of the vesting of title in the Taking authority or entity or (b) the date of the taking of possession by such authority or entity so as to deprive Tenant of the use thereof without the necessity for any further act or notice by either party hereto (said earlier date being herein the "Taking Date").

    2.  Substantial Taking. In the event either of the following occurs: (i) a
        ------------------
Taking occurs of a portion of the Demised Premises or the Building such that undue hardship or substantial interference is caused in the conduct of Tenant's business operations in the Demised Premises or (ii) a Taking occurs of a portion of the Demised Premises or Building such that Tenant's access to the Demised Premises is denied or interfered with substantially, Tenant shall have the right to terminate this Lease upon written notice to Landlord given within thirty (30) days of the Taking Date, which notice shall specify the effective date of such termination, but which date shall not be more than fifteen (15) days after the date of such notice. In the event that a Taking occurs of a substantial portion of the Building resulting in undue hardship or substantial interference in the conduct of business operations in the Building, Landlord shall have the right to terminate this Lease upon written notice to Tenant given within thirty (30) days of the Taking Date, which notice shall specify the effective date of such termination, but which date shall not be more than fifteen (15) days after the date of such notice. If Landlord elects to terminate the Lease, then Tenant's Purchase Option pursuant to Article XXIX, Paragraph 2 shall be accelerated on the following terms:

        (a) Tenant must exercise the Purchase Option, if at all, by notice to Landlord within ninety (90) days after Landlord gives notice of termination;

        (b) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant elects to accelerate the Purchase Option;

        (c) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2(a)(i), the scheduled Base Rent for the entire Building (including Suite 100) for the Lease Year in which the termination occurs; and

        (d) The Purchase Price shall be reduced as provided in Article XXIX, Paragraph 2(e)(iii)(B).

    3.  Continuance of Lease. In the event this Lease is not canceled and
        --------------------
terminated as a result of a Taking: (i) Base Rent and Additional Rent payable hereunder shall abate from the Taking Date; such abatement in Base Rent and Additional Rent shall be in proportion to the amount of the Demised Premises subject to a Taking (and shall be permanent in the case of divestiture of title); (ii) Landlord shall commence the work of repairing and restoring the Building to a complete architectural unit and the work of restoring the remainder of the Demised Premises as nearly as possible to the condition existing immediately prior to the Taking and to restore Tenant's access to the Building and Demised Premises or provide alternative access thereto, all such work including the planning to be commenced promptly following the Taking Date, and shall complete such work within one hundred twenty (120) days after the Taking Date. If Landlord fails to complete the work of repair and restoration within one hundred thirty-five (135) days after the Taking Date ("Final Work Date"), Tenant shall have the right to either (a) terminate this Lease by written notice given to Landlord within ten (10) days after the Final Work Date effective on the date specified in the notice, which date shall not be more than ten (10) days from the date of the notice; or (b) complete the repair and restoration for Landlord's account. If Tenant completes the repair and restoration, Tenant shall be entitled to receive any condemnation award available for such purpose in excess of those required to reimburse Landlord for the repair and restoration undertaken by Landlord. If the amount expended by Tenant to complete the repair and restoration (subject to the limit provided above) exceeds the condemnation award available to Tenant, Tenant shall be entitled to recover the remainder of such amount by reimbursement from Landlord on demand or, if Landlord does not pay such reimbursement within thirty (30) days after demand by Tenant, by set-off against the Rent payments next due, subject to payment of Minimum Base Rent and Minimum Additional Rent. Landlord shall use its best efforts to obtain and retain the maximum amount of condemnation award available for reconstruction of the Premises in accordance with this paragraph 3.

    4.  Refund of Rent; Allocation of Award. In event of a Taking: (i) Tenant
        -----------------------------------
shall, within ten (10) days after the effective date of the termination of this Lease or after the effective date of abatement of Base Rent and Additional Rent, as the case may be, receive a refund from Landlord of the appropriate Base Rent and Additional Rent amount paid by Tenant for any period subsequent to the effective date of termination or abatement, (ii) Landlord shall be entitled to receive the entire condemnation award; provided, however, that Tenant may pursue a separate claim against the condemning authority for Tenant's moving expenses, the value of Tenant's leasehold estate, the value of Tenant's trade fixtures and equipment and any interruption or damage to Tenant's business, and (iii) Landlord shall pay to Tenant promptly after receipt thirty percent (30%) of any amount by which (a) any condemnation award received by Landlord exceeds (b) the cost of repairing and restoring the Demised Premises as required pursuant to paragraph 3 of this Article XIII plus the Purchase Price that would apply pursuant to Article XXIX, Paragraph 2(a) if computed using the scheduled Base Rent for the Lease Year immediately following the Lease Year in which the Taking occurs.

     5.   Cancellation and Termination Rights. Landlord and Tenant may exercise
          -----------------------------------
any rights of cancellation and termination herein granted even though their respective right, title, or interest may have been taken or divested.

                                  ARTICLE XIV
                                  -----------

          SUBORDINATION, RECOGNITION, NON-DISTURBANCE AND ATTORNMENT
          ----------------------------------------------------------

     1.   Subordination. This Lease (including Tenant's Purchase Option pursuant
          -------------
to Article XXIX, Paragraph 2) shall be subject and subordinate to the lien of any mortgage or deed of trust ("Mortgage") of all or a portion of the fee interest of the Demised Premises to (i) any institute or entity which in the ordinary course of its business extends financing secured by real estate, including without limitation, lending, thrift or banking institutions, pension funds or insurance companies, or (ii) individuals who have at least five (5) years experience in the management or development of real property and have a net worth of at least Five Million Dollars ($5,000,000) ("Mortgagee"), to provide construction and/or permanent financing and any renewals, modifications or extensions thereof, provided that the total liens on the Property pursuant to all Mortgages shall not exceed eighty percent (80%) of the Purchase Price which would apply pursuant to Article XXIX, Paragraph 2(a), if computed using the Base Rent in effect at the time any such additional Mortgage is granted, and that a Subordination, Recognition and Non-Disturbance Agreement substantially in the form of Exhibit F attached hereto and with such additional provisions as are
        ---------
reasonably required by the Mortgagee and reasonably acceptable to Tenant, is executed, acknowledged and delivered by such Mortgagee to Tenant.

     Tenant shall execute and send to Landlord any such Agreement within fifteen
(15) days of receipt of same if such Agreement contains substantially the provisions set forth in Exhibit F and such additional provisions as are
                        ---------
reasonably required by the Mortgagee and reasonably acceptable to Tenant, or within fifteen (15) days after agreement of the parties to said Agreement of the contents of same.

     2.   Priority of Mortgage. If the holder of any Mortgage of the Land and/or
          --------------------
Building requires that this Lease have priority over such Mortgage, Tenant shall, upon request of such holder, execute, acknowledge and deliver to such holder an agreement acknowledging such priority.

     3.   Existing Mortgage. In the event of the existence of any Mortgage at
          -----------------
the time this Lease is executed and to which this Lease would be subordinate, Landlord shall obtain the type of agreement mentioned in this Article in favor of Tenant. If such agreements with respect to existing Mortgages are not obtained within fifteen (15) days after the Execution Date, Tenant may terminate this Lease by written notice to Landlord at any time within forty-five (45) days after the Date of Execution.

                                  ARTICLE XV
                                  ----------

                LANDLORD'S WARRANTIES AND FINANCIAL INFORMATION
                -----------------------------------------------

     1.   Warranties. To induce Tenant to execute this Lease, and in
          ----------
consideration thereof, Landlord warrants and represents and covenants and agrees as follows:

          (a)   Landlord is the fee owner of the Land and the Building.

          (b) On the Date of Execution of this Lease, there are no liens, restrictions or encumbrances placed upon the Building or Land other than those shown on Exhibit F ("Permitted Encumbrances"). Landlord further represents to
         ---------
its best knowledge that none of the liens, restrictions or encumbrances listed on Exhibit F does or shall materially adversely affect Tenant's use and
   ---------
occupancy of the Demised Premises. Landlord agrees that it shall not consent or agree to the creation of, and shall not itself create, any liens and encumbrances on the Building or Land except for the Permitted Encumbrances and the Mortgages permitted pursuant to Article XIV, Paragraph 1 and except for those to which Tenant consents in advance or which do not materially adversely affect Tenant's use and occupancy of the Demised Premises or the value of the Building or the Land.

          (c) To Landlord's best knowledge, the Land and Building are in compliance with zoning, setback and other land-use laws, ordinances, rules and regulations, and there are no restrictions or other legal impediments either imposed by law (including applicable zoning and building ordinances) or by any instrument, which would prevent Tenant from using the Building for the uses and in the manner contemplated in Article VII of this Lease.

          (d) This Lease and the Building shall not be in violation of the provisions of any instrument executed by Landlord or any instrument which places any restrictions and burdens on the Land and/or Building.

          (e) Landlord holds all easements required to provide for access or utilities to the Building as such access and utilities are currently used.

          (f) On the Date of Execution of this Lease, (a) Landlord is not in default under any lease of the Land or Building, or any other agreement affecting the Land or the Building or any Mortgage which encumbers the Land or the Building, (b) this Lease and the Permitted Uses hereunder do not and will not constitute a violation of any such agreement, lease or Mortgage, and (c) all consents or approvals required by the terms of any such lease or Mortgage for this Lease have been duly obtained by Landlord.

     If Landlord breaches any of the representations or warranties listed above or in the event any such representation or warranty proves to be false in any material respect, Tenant shall have the right, at its option, in addition to any other right hereunder or at law or equity, to terminate this Lease without liability therefor if Landlord does not cure such breach or falsity to Tenant's reasonable satisfaction within the period prescribed in Article

XXI, Section 1 and if such breach has a material adverse effect on Tenant's use and occupancy of the Building or to cure such breach as provided in Article XXI.

     2.   Financial Information. Each Landlord (including, for purposes of this
          ---------------------
Paragraph 2, the successors and assigns of each Landlord) will provide to Tenant within sixty (60) days after the close of each calendar year during the Term of this Lease (including any extensions) a balance sheet for such Landlord prepared by a certified public accountant, which fairly and accurately represents such Landlord's assets and liabilities as of the end of such calendar year. Each Landlord shall also give written notice to Tenant if at any time there is a material adverse change in such Landlord's financial position from that reported in the most recent annual balance sheet provided to Tenant, and such Landlord shall include in such notice a description of the change. If, upon review of such balance sheet or such notice of change, Tenant reasonably concludes that the financial status of any Landlord other than Hare, Brewer & Kelley, Inc. ("HBK") has been materially impaired in a manner which would adversely affect the ability of Tenant to enforce its Purchase Option pursuant to Article XXIX, Paragraph 2 of this Lease, then Tenant's Purchase Option pursuant to Article XXIX, Paragraph 2 shall be accelerated on the following terms:

          (a) Tenant must exercise the Purchase Option, if at all, by notice to Landlord within sixty (60) days after receiving Landlord's balance sheet or notice of change;

          (b) Tenant's notice of exercise of the Purchase Option shall contain a statement of the basis for Tenant's conclusion that Landlord's financial status has been materially impaired in a manner which would adversely affect the ability of Tenant to enforce its Purchase Option;

          (c) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant elects to accelerate the Purchase Option;

          (d) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2(a)(i), the scheduled Base Rent for the entire Building (including Suite 100) for the Lease Year in which Tenant elects to accelerate the Purchase Option.


                                  ARTICLE XVI
                                  -----------

                       INSURANCE: WAIVER OF SUBROGATION
                       --------------------------------

     1.   Landlord's Insurance. Landlord shall obtain and maintain throughout
          --------------------
the Term the following insurance coverage, the cost of which shall be an Operating Cost:

          (a) Fire and extended coverage insurance, including all risk of physical loss and damage, upon the Building and the Common Area on a full replacement basis as reasonably determined by Landlord and consented to by Tenant, such consent not to be unreasonably withheld;

          (b) Comprehensive liability coverage with respect to the Building and the Common Area throughout the Term with combined single limit coverage of Three Million Dollars ($3,000,000), and said policy shall contain a contractual liability endorsement insuring Landlord's indemnity under this Lease.

     Landlord shall, on the Term Commencement Date (and thereafter within thirty
(30) days after Tenant's request), deliver certificates of such policies to Tenant evidencing the coverage required hereunder, which shall provide that the insurance indicated therein shall not be materially changed, canceled or non-renewed without at least thirty (30) days prior written notice to Tenant.

     2.   Tenant's Insurance. The Tenant shall maintain comprehensive general
          ------------------
liability insurance, including contractual liability endorsement, with respect to the Demised Premises throughout the Term with combined single limit coverage of Three Million Dollars ($3,000,000). The Tenant shall deliver to the Landlord within thirty (30) days of Landlord's request a certificate evidencing the aforesaid coverage issued by insurance companies authorized to do business in the state wherein the Demised Premises are located and providing that the insurance indicated therein shall not be materially changed, canceled or non-renewed without at least thirty (30) days prior written notice to Landlord.

     3.   General Requirements. Each party shall give prompt notice to the other
          --------------------
party of all losses, damages, or injuries to any person or to property of Tenant, Landlord or third persons which may be in any way related to the Lease and for which a claim might be made against the other party. Each party shall promptly report to the other party all such claims of which the first party has notice, whether related to matters insured or uninsured. No settlement or payment for any claim for loss, injury or damage or other matter as to which either party may be charged with an obligation to make any payment or reimbursement, shall be made by either party without the written approval of the other party. Both parties shall assist and cooperate with any insurance company in the adjustment or litigation of all claims arising under the terms of this Lease. In the event of any damage or destruction caused by a casualty for which Landlord is required to maintain insurance under this Article XVI, Landlord shall use its best efforts to obtain and retain the maximum amount of insurance proceeds available for application to the cost of Repair and Restoration.

     4.   Waiver of Claims, Subrogation. Landlord and Tenant hereby waive all
          -----------------------------
causes and rights of recovery against each other, their agents, officers and employees for any loss occurring to the real or personal property of Landlord or Tenant, regardless of cause or origin, to the extent of any recovery from any policy(s) of insurance. Landlord and Tenant agree that any policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the insured to recover thereunder.

     5.   Excess Insurance Proceeds. Landlord shall pay to Tenant promptly after
          -------------------------
completing repair and restoration of any insured casualty thirty percent (30%) of any amount by which any proceeds received by Landlord with respect to the Land and/or Building from casualty insurance required to be carried by Landlord pursuant to paragraph 1 of this Article XVI exceed the cost of repair and restoration of such casualty.

                                 ARTICLE XVII
                                 ------------

                                INDEMNIFICATION
                                ---------------

     1.   Indemnity by Tenant. Tenant shall defend, indemnify and hold Landlord
          -------------------
harmless from and against any and all suits, claims, and demands arising out of injury or damage occurring at the Demised Premises because of the negligence or willful acts of Tenant, its agents, servants, employees, or invitees, because of Tenant's breach of any obligation under this Lease, or because of any other occurrence for which Tenant is required to maintain insurance coverage under this Lease.

     If Landlord is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Tenant of Landlord as provided above, Landlord shall give prompt written notice thereof to Tenant. Landlord shall immediately forward to Tenant every demand, notice, summons or other process received by Landlord or its representatives.

     Tenant has the exclusive right and obligation to defend any claim, action, or proceeding wherein Landlord is entitled to indemnification under the provisions of this Article, but Tenant may settle any such claim, action, or proceeding only with Landlord's prior written consent or approval, which shall not be unreasonably withheld. Landlord will fully cooperate with Tenant in the defense or settlement of any claim, action or proceeding.

     2.   Indemnity by Landlord. Landlord shall defend, indemnify and hold
          ---------------------
Tenant harmless from and against any and all suits, claims, and demands arising out of injury or damage occurring at the Demised Premises or the Building because of the negligence or willful acts of Landlord, its agents, servants, employees, or invitees or because of Landlord's breach of any obligation under this Lease. Landlord shall defend, indemnify and hold Tenant harmless from and against any and all suits, claims and demands by any other tenant of the Building arising out of the performance of Tenant's obligations pursuant to this Lease to provide utilities, janitorial and maintenance services to the Building and its associated grounds.

     In the event Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Landlord of Tenant as provided above, Tenant shall give prompt written notice thereof to Landlord. Tenant shall immediately forward to Landlord every demand, notice, summons or other process received by Tenant or its representatives.

     Landlord has the exclusive right and obligation to defend any claim, action, or proceeding wherein Tenant is entitled to indemnification under the provisions of this Article, but Landlord may settle any such claim, action or proceeding only with Tenant's prior written consent or approval, which shall not be unreasonably withheld. Tenant will fully cooperate with Landlord in the defense or settlement of any claim, action, or proceeding.

     3.   Consequential Damages. Each party hereby waives any and all claims it
          ---------------------
may have against the other party for consequential damages arising out of the act or omission or breach or alleged breach of this Lease by such other party.


                                  ARTICLE XVIII
                                  -------------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     1.   Assignment and Subletting. Landlord hereby grants to Tenant the right
          -------------------------
to sublet all or any portion of the Demised Premises throughout the Term, including extensions thereof, and without first obtaining Landlord's consent, provided that (a) the use made of the Demised Premises by any subleases is permitted under Article VII of this Lease, and (b) Tenant remains primarily liable for and retains management and control over the performance of any and all maintenance, repair or restoration which Tenant is required or permitted to perform pursuant to the terms of this Lease. Landlord hereby grants to Tenant the right to assign this Lease throughout the Term, including extensions thereof, provided Tenant first obtains Landlord's consent to such assignment in writing. Landlord's consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, it shall be reasonable for Landlord to deny consent to a proposed assignment (a) if the use to be made of the Demised Premises by the proposed assignee would be prohibited by this Lease, or (b) if the financial condition of the proposed assignee is not reasonably satisfactory to Landlord. Landlord's consent or refusal of consent shall be in writing and, if Landlord refuses consent, the reasons for such refusal are to be stated with particularity. Landlord's consent to an assignment shall be accompanied by a statement addressed to Tenant and the assignee, upon which statement Tenant and the assignee may conclusively rely, stating that Tenant is not in default under the Lease (or setting forth in what respects Tenant is in default), that this Lease has not been amended or modified (or setting forth such amendments or modifications), the expiration date of this Lease, and the date to which Rent has been paid to Landlord hereunder. Any permitted assignment shall not be effective unless and until the assignee delivers to Landlord an express assumption by the assignee of all of Tenant's liabilities and obligations pursuant to this Lease. Tenant shall be relieved of liability for its obligations pursuant to this Lease only if (a) the permitted assignee is a corporation with a net worth (as reflected in its audited financial statements issued as of a date no more than ninety (90) days prior to the effective date of the assignment) of at least Twenty Million Dollars ($20,000,000) and (b) the holder of the mortgage having first priority on the Land and Building consents to such release, such consent not to be unreasonably withheld. In the case of any other assignment or subletting, regardless of whether Landlord consents to such assignment or subletting, Tenant shall remain fully liable for all of its obligations pursuant to this Lease.

     2.   Deemed Consent. If Landlord does not respond to the written request
          --------------
for consent to assignment within fifteen (15) days after the date of such request from Tenant, Landlord's consent is hereby deemed given.

     3.   Permitted Transfers. Notwithstanding anything to the contrary herein
          -------------------
contained Tenant may assign or sublet all or any portion(s) of the Demised Premises at any time to a subsidiary of Tenant, to the entity with which or into which Tenant may merge, whether or not Tenant is the survivor of such merger, or to any affiliate of Tenant without the need for Landlord's consent to such assignment or subletting. For purposes of this Lease, the term "affiliate" means any corporation which directly or indirectly controls, is controlled by, or is under common control with Tenant. In the event of any such assignment or subletting, Tenant shall remain fully liable for all of its obligations pursuant to this Lease.


                                  ARTICLE XIX
                                  -----------

                               TENANT'S PROPERTY
                               -----------------

     1.   Tenant's Property. Tenant's trade fixtures and personal property
          -----------------
described on Exhibit G attached hereto (collectively, "Tenant's Property")
             ---------
however installed or located on the Demised Premises shall be and remain the property of Tenant and may be removed at any time and from time to time during the Term, except that Tenant may not remove any portions of Tenant's Property which are incorporated in the HVAC system or electrical, plumbing or mechanical systems of the Building and installed by or at the expense of the Tenant prior to the completion of the Interior Improvements. Tenant shall be entitled to all depreciation and other tax benefits incidental to the ownership of Tenant's Property. Tenant shall repair any damage caused by such removal or installation.

     2.   Removal. Upon the expiration or termination of this Lease, Tenant will
          -------
remove Tenant's Property from the Demised Premises. If within ten (10) days after such expiration or termination, Tenant shall not have removed same, it shall be deemed abandoned, whereupon Landlord shall remove and store the same in accordance with applicable law, including Tenant's right to redeem the same. Tenant shall pay to Landlord upon demand the reasonable costs and expenses incurred by Landlord in removing and storing Tenant's Property and shall pay the reasonable cost of repairing any damage caused to the Demised Premises by the removal of same.

     3.   Waiver of Lien. In no event (including a default under this Lease)
          --------------
shall Landlord have any lien or other security interest in any of Tenant's Property located in the Demised Premises or elsewhere and Landlord hereby expressly waives and releases any such lien or other security interest however created or arising.

                                   ARTICLE XX
                                   ----------

                                TENANT'S DEFAULT
                                ----------------

     1.   Events of Default. Tenant shall be deemed in default of this Lease if
          -----------------
any of the following occur:

          (a) If Tenant shall default in the payment of Rent and shall fail to cure said default within ten (10) days after receipt of written notice of said default from the Landlord; or

          (b) if Tenant shall default in the performance or observance of any other agreement or condition of this Lease to be performed or observed by Tenant, and if Tenant shall fail to cure said default within ninety (90) days after receipt of written notice of said default from Landlord (or if said default cannot reasonably be cured within ninety (90) days, if Tenant fails to commence to cure said default within ninety (90) days after receipt of written notice thereof and thereafter diligently prosecute the cure to completion); or

          (c) if Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any arrangement, composition, liquidation or dissolution under any present or future Federal, State, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or of the Demised Premises, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

          (d) if a court shall enter an order, judgment or decree approving a petition filed against the Tenant seeking any arrangement, composition, liquidation, dissolution or similar relief under the present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated or unstayed for sixty (60) days.

     2.   Landlord's Remedies. In the event of any such default by Tenant,
          -------------------
Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the right to do the following:

          (a)   Termination. In the event of any default by Tenant, then after
                -----------
complying with Code of Civil Procedure section 1161, Landlord may immediately terminate this Lease and Tenant's right to possession of the Demised Premises by giving Tenant written notice that this Lease is terminated, in which event this Lease shall terminate and Landlord may recover from Tenant:

                (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

                (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                (iv) any reasonable expenses incurred by Landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including warehouse charges), with putting the Demised Premises into the condition required under Article XXVI of the Lease, and with any reletting, including but without limitation, reasonable attorney's fees and broker's fees, but excluding the cost of any additional interior improvements or tenant rent concessions. All monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of Rent and all other payments due from Tenant to the Landlord under this Lease. In no event shall Tenant be liable for consequential damages to Landlord and Landlord shall have no right to recover damages under Civil Code section 1951.2(a)(4). Landlord shall use its best efforts to relet the Demised Premises by actively offering the same for rent in order to mitigate damages which may be incurred because of Tenant's default; or

          (b)   Continue Lease. Have this Lease continue in effect for so long
                --------------
as Landlord does not terminate this Lease and Tenant's right to possession of the Demised Premises, in which event Landlord shall have the right to enforce all of Landlord's rights and remedies under this Lease, including the right to recover all rentals payable by Tenant under this Lease as they become due.

     As used in subparagraphs 2(a)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in subparagraph 2(a)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (c)   Right to Cure. If Tenant shall at any time fail, after written
                -------------
notice and the expiration of any applicable grace period, to perform any obligation required of Tenant hereunder, then Landlord may, at its option, and upon giving written notice to Tenant, perform such obligation to the extent Landlord deems reasonably necessary, and may pay any and all reasonable expenses incidental thereto. No such action by Landlord shall be deemed a waiver by Landlord of any of Landlord's rights or remedies, or a release of Tenant from performance of such obligation. All sums so paid by Landlord shall be due and payable by Tenant to Landlord within Twenty (20) days after the date of Landlord's invoice therefor. Landlord shall have the same rights and remedies for the nonpayment of any such sums as for default by Tenant in the payment of Rent.

          (d)   Remedies Not Exclusive. No remedy or election hereunder shall be
                -----------------------
deemed exclusive but shall wherever possible be cumulative with all other remedies available; provided, however, nothing contained herein shall permit Landlord to recover consequential damages as a result of Tenant's default hereunder.

          (e)   Termination, Surrender and Abandonment. No acts or conduct of
                --------------------------------------
Landlord, including, without limitation, efforts to relet the Demised Premises, an action in unlawful detainer or service of notice upon Tenant or surrender of possession by Tenant pursuant to such notice or action, shall extinguish the liability of Tenant to pay rent or other sums due hereunder or terminate this Lease, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. No act or conduct of Landlord, including the acceptance of the keys to the Demised Premises, other than a written acknowledgment of acceptance of surrender signed by Landlord, shall be deemed to be or constitute an acceptance of the surrender of the Demised Premises by Tenant prior to the expiration of the Lease term. The surrender of this Lease by Tenant, voluntarily or otherwise, shall, at Landlord's option, operate as an assignment to Landlord of any and all existing assignments and subleases, or, except for any assignments which are permitted or which Landlord has given consent in accordance with Article XVIII, Landlord may elect to terminate any or all of such assignments and subleases by notifying the assignees and sublessees of its election within fifteen (15) days after such surrender.

                                  ARTICLE XXI
                                  -----------

                               LANDLORD'S DEFAULT
                               ------------------

     1.   Landlord's Default. If Landlord shall default in the performance or
          ------------------
observance of any agreement, obligation, or condition in this Lease requiring the payment of money and shall not cure such default within ten (10) days after receipt of written notice thereof from Tenant or if Landlord shall default in the performance or observance of any agreement, obligation or condition in this Lease other than one requiring the payment of money and shall not cure such default within thirty (30) days after receipt of written notice thereof from Tenant (or if such cure cannot reasonably be effected within thirty (30) days, shall not within said period commence to cure and thereafter prosecute the curing of such default to completion with due diligence), Tenant may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Landlord. In effecting such cure, Tenant may, without limitation, hire repairmen, pay bills, and generally perform any other act which Landlord is required to perform hereunder. All costs incurred by Tenant in curing such default shall be paid to the applicable party by Landlord. If, however, Tenant pays any costs or expenses on account of such cure, Landlord shall immediately reimburse Tenant on demand for such payments. If Landlord has not made such reimbursement to Tenant by the date Base Rent or Additional Rent is next due, Tenant may deduct such amounts from Base Rent or Additional Rent until Tenant has been fully reimbursed, provided that Tenant shall continue to pay in any event the Minimum Base Rent required under Article IV, Paragraph 4 and the Minimum Additional Rent required under Article V, Paragraph 12.

                                   EXHIBIT E


                     RECOGNITION AND ATTORNMENT AGREEMENT


     THIS RECOGNITION AND ATTORNMENT AGREEMENT (this "Agreement") is made as of
           1996, by and between Richard R. Kelley, Jr., Charles E. Hangar and
-----------
Faye E. Hangar, and Harry L. Fox (as successor-in-interest to Hare, Brewer and Kelly, Inc.) ("Landlord"), TIBCO, Inc., a Delaware Corporation ("Sublessor") and Artemis Research, a California corporation ("Sublessee").

     A. Digital Equipment Corporation ("DEC") is the tenant under a certain Amended and Restated Lease ("Original Lease") from Landlord executed November 26, 1990, which Original Lease, was amended by First Amendment to Amended and Restated Lease ("First Amendment") (such Original Lease, as amended by the First Amendment is referred to hereafter as the "Prime Lease") and DEC is the sublandlord and Sublessor is the subtenant under a certain Sublease dated February 17, 1995 (the "Prime Sublease"). The premises leased under the Prime Lease and subleased under the Prime Sublease are the land, with the building and improvements thereon, at 335 Bryant Street, Palo Alto, California, 94301 (as more particularly described in the Prime Lease, the "Premises").

     B. Sublessor has entered into or is entering into a sublease of the Premesis (the "Sublease") with Sublessee.

                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Sublessor and Sublessee hereby agree as follows:

     1.  The Sublease is subject and subordinate to the Prime Lease.

     2. Landlord agrees to give Sublessee written notice of the occurrence of any default by DEC under the Prime Lease and to accept as a cure of such default, any cure by Sublessee of such default within the applicable cure period provided for in the Prime Lease, which cure period, for purposes hereof, shall commence on the date of delivery to Sublessee of the notice of default.

     3. If the Prime Lease is surrendered to Landlord or if the Prime Lease is terminated as a result of a default by DEC that by its nature is personal to DEC and not curable by Sublessee, then Landlord agrees that so long as Sublessee is not in default under the Sublease, which default has not been cured or is not in the process of being cured within any applicable grace period provided under the Sublease, the following shall apply:

         (i) Sublessee shall not be evicted, not shall Sublessee be joined in any eviction or unlawful detainer action or proceeding instituted or taken by Landlord; and

         (ii) Landlord shall succeed to the interest of Sublessor in the Sublease and Sublessee shall be bound to Landlord under all of the terms, covenants and conditions of the Sublease, for the remaining term thereof, with the same force and effect as if Landlord were the Sublessor under the Sublease, and Sublessee does hereby agree to attorn to Landlord, such attornment to be effective and self operative without the execution of any further instruments on the part of any of the parties to this Agreement, immediately upon Landlord succeeding to the interest of Sublessor under the Sublease.

     4. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors, and assigns of the parties hereto.

     5. In the event that any party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, whichever the case may be, shall pay any and all costs and expenses incurred by the other parties in enforcing or establishing their rights hereunder, including court costs and reasonable attorneys' fees.

     6. This Agreement shall not be modified or amended except by a written instrument executed by all of the parties hereto.

     7. This agreement shall not be nor be deemed to be a consent or waiver or amendment of the Prime Lease with respect to any other or future transaction, whether similar or dissimilar, and any other or future transaction shall require Landlord's written consent, which consent, except as otherwise expressly provided in the Prime Lease, may be given or withheld in Landlord's sole discretion.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   LANDLORD


                                   ---------------------------
                                   Richard R. Kelly, Jr.


                                   ---------------------------
                                   Charles E. Hangar


                                   ---------------------------
                                   Faye E. Hangar


                                   ---------------------------
                                   Harry L. Fox


                                   TIBCO INC.

                                   By
                                     -------------------------------
                                   Print Name
                                             -----------------------
                                   Its
                                      ------------------------------

                                   TENANT

                                   ARTEMIS RESEARCH

                                   By
                                     -------------------------------
                                   Print Name
                                             -----------------------
                                   Its
                                      ------------------------------

     If Tenant has cured a default of Landlord and is entitled to a set-off against Rent (whether pursuant to this Article XXI, Paragraph 1 or any other provision of this Lease), and the amount to be recovered by set-off exceeds One Hundred Thousand Dollars ($100,000), Tenant may require Landlord to execute, acknowledge and deliver to Tenant an interest-free promissory note in the total principal amount of the reimbursement due Tenant, payable in installments corresponding to the portions of Rent payments which Tenant is entitled to setoff but subject to acceleration and full reimbursement upon the Close of Escrow for Tenant's purchase of the Land of Building pursuant to its Purchase Option if exercised, as well as a deed of trust on the Land and Building securing such note.

     If Tenant has cured a default of Landlord and is entitled to a set-off against Rent (whether pursuant to this Article XXI, Paragraph 1 or any other provision of this Lease), and the amount to be recovered by set-off is such that Tenant would not recover the full amount within the remaining Original Term of this Lease, then Tenant may accelerate its Purchase Option pursuant to Article XXIX, Paragraph 2 on the following terms:

           (a) Tenant must exercise the Purchase Option, if at all, by notice to Landlord within sixty (60) days after set-off Rent commences;

           (b) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant elects to accelerate the Purchase Option;

           (c) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2(a)(i), the schedule Base Rent for the entire Building (including Suite 100) for the Lease year in which Tenant elects to accelerate the Purchase Option.

     2.    Emergency.  In the event of an emergency which threatens imminent
           ---------
injury to persons or material damage to property, Tenant may use any means including, without limitation, telephone to notify Landlord of such emergency. Tenant shall have no other obligation to act with respect to such emergency, but Tenant shall have the right to commence cure pursuant to Paragraph 1 of this
Article XXI immediately, without waiting for Landlord to commence cure.

     3.    Acquisition of HBK Interest.  If HBK's interest in Land and Building
           ---------------------------
has not been acquired on or before December 1, 1991 on the terms set forth in an Agreement for Acquisition of Co-Tenant's Interest in Real Property entered into between Landlord and Tenant (the "Acquisition Agreement") by a party to the Acquisition Agreement or another buyer authorized pursuant to the Acquisition Agreement, then Tenant shall have the option to terminate this Lease or accelerate its Purchase Option pursuant to Article XXIX, Paragraph 2 upon thirty
(30) days written notice to Landlord, provided that such notice is given no later then January 1, 1992. If Tenant elects to accelerate its Purchase Option, the Purchase Option should be exercised on the following terms:

           (a) The Close of Escrow shall occur within one hundred eighty (180) days after Tenant elects to accelerate the Purchase Option;

           (b) The Purchase Price shall be computed by substituting in Article XXIX, Paragraph 2(a)(i), the schedule Base Rent for the entire Building (including Suite 100) for the Lease Year in which Tenant elects to accelerate the Purchase Option.

                                 ARTICLE XXII
                                 ------------

                                    NOTICES
                                    -------

     1.    In Writing.  All notices, demands, requests and other instruments
           ----------
which may or are required to be given by either party to the other under this Lease shall be given in writing.

     2.    Notice to Tenant.  All notices, demands, requests and other
           ----------------
instruments from Landlord to Tenant shall be deemed to have been given upon receipt if sent by United States Registered or Certified Mail, postage prepaid, return receipt requested, or by overnight courier service, addressed to the Tenant at Tenant's Address with a copy to Tenant's counsel at 111 Powder Mill Road, Maynard, Massachusetts, 01754, Attention: General Counsel.

     3.    Notice to Landlord.  All notices, demands, requests and other
           -----------------
instruments from Tenant to Landlord shall be deemed to have been properly given upon receipt if sent by United States Registered or Certified Mail, postage prepaid, return receipt requested, or by overnight courier service, addressed as follows:

                Richard R, Kelley, Jr.
                314 Raymundo Way
                Woodside, California 94025


                with a copy to:

                Premier Properties
                532 Florence Street
                Palo Alto, California 94301


                                 ARTICLE XXIII
                                 -------------

                                QUIET ENJOYMENT
                                ---------------

     Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises demised hereby.

                                 ARTICLE XXIV
                                 ------------

                                 HOLDING OVER
                                 ------------

     If Tenant or anyone claiming under Tenant shall remain in possession of the Demised Premises or any part thereof after expiration of the Term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, such possession shall be deemed a month to month tenancy under all the terms, covenants and conditions of this Lease except that such tenancy may be terminated upon thirty (30) days written notice from one party to the other.
It is hereby agreed by and between Landlord and Tenant that if Tenant or anyone claiming under Tenant leaves any property in the Demised Premises at the expiration of the Term or any renewal or extension thereof, such shall not constitute a holding over by Tenant.


                                  ARTICLE XXV
                                  -----------

                        MEMORANDUM OF LEASE AND OPTION
                        ------------------------------

     At the time of the execution of this Lease, Landlord and Tenant shall execute an instrument in the form of Exhibit H attached hereto. Tenant may
                                    ---------
record the same.


                                 ARTICLE XXVI
                                 ------------

                         SURRENDER OF DEMISED PREMISES
                         -----------------------------

     Tenant shall, at the expiration of the Term of this Lease, peaceably yield up to Landlord the demised Premises in good repair in all respects, damage by fire or other casualty (unless Tenant is responsible for such damage pursuant to the terms of this Lease), reasonable wear and tear, or other conditions for which Tenant is not responsible under this Lease excepted.


                                 ARTICLE XXVII
                                 -------------

                            ESTOPPEL CERTIFICATES
                            ----------------------

     Upon the request of either party, at any time and from time to time, Landlord and Tenant agree to execute and deliver to the other within fifteen
(15) business days after receipt of such request, a written instrument, duly executed and (i) certifying that this Lease has not been modified and is in full force and effect or, if there has been a modification of this Lease, that this Lease is in full force and effect or, if there has been a modification of this Lease, that this lease is in full force and effect as modified, stating such modifications; (ii) specifying the date to which the Rent has been paid; (iii) stating whether or not to the best knowledge, information and belief of the party executing such instrument, the other party hereto is in default and, if such party is in default, stating the nature of such default;

(iv) stating the Term Commencement Date; and (v) stating which options to extend the Term have been exercised, if any.


                                ARTICLE XXVIII
                                --------------

                             HAZARDOUS SUBSTANCES
                             --------------------

     1.    Definitions.
           -----------

           (a)   "Demised Premises" includes, for purposes of this Article only,
                  ----------------
the Building, other improvements and the Land on which they are located.

           (b)   "Environmental Laws" shall mean all federal, state and local
                  ------------------
statutes, laws, ordinances, rules and regulations and judicial and administrative orders, rulings and decisions relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

           (c)   "Hazardous Substances" means any chemical, substance, waste,
                  --------------------
material, gas or emission which is deemed hazardous, toxic, a pollutant or contaminant, under any federal, state or local statute, law, ordinance, rule, regulation, or judicial or administrative order or decisions, now or hereafter in effect, or which have been shown to have significant adverse effects on human health or the environment. "Hazardous Substances" include, but are not limited to, petroleum and petroleum products, asbestos, polychlorinated biphenyls (PCBs) and radon gas.

           (d)   "Hazardous Substance on the Demised Premises" means any
                  -------------------------------------------
Hazardous Substance present in or on the Demised premises including, without limitation, in or on the surface or beneath the Demised Premises, the surface water or groundwater, and in or on any improvement or part thereof at or beneath the surface of the Demised Premises.

           (e)   "Underground Storage Tank" means any one or combination of
                  ------------------------
tanks (including underground pipes connected thereto), the total volume of which (including the volume of the underground pipes connected thereto) is ten percent (10% or more beneath the surface of the ground.

     2.    Representations and Warranties.  To induce Tenant to execute this
           ------------------------------
Lease, and represents that, to Landlord's knowledge on the Date of Execution, without any inspection or investigation having been undertaken by Landlord to confirm such matters:

           (a)   Compliance with Law.  Except as otherwise disclosed in writing
                 -------------------
to Tenant, all activities on the Demised Premises undertaken by Landlord or its employees and agents have been undertaken in full compliance with all Environmental Laws. Landlord has disclosed to Tenant all threatened or pending litigation or administrative actions relating to the use or disposal of Hazardous Substances on the Demised Premises.

           (b)   Hazardous Substances.  Except as otherwise disclosed in writing
                 --------------------
to Tenant, no Hazardous Substances are in or on the Demised Premises, no Hazardous Substances are being released into the environment by Landlord from, in, or on, the Demised Premises, Landlord has not arranged for the off-site disposal of any Hazardous Substances generated on the Demised Premises, nor have wastes from Hazardous Substances been generated, treated or disposed of on the Demised Premises during Landlord's ownership of the Demised Premises.

           (c)   Indoor Environment.  The air and water supplies of the Demised
                 ------------------
Premises do not release, circulate or introduce any substances that pose a hazard to human health or an impediment to working conditions. Landlord has not taken, or caused to be taken, any action with respect to the air and water supplies of the Demised Premises that would release, circulate, or introduce any substances that pose a hazard to human health or an impediment to working conditions.

           (d)   Underground Storage Tanks.  There are no Underground Storage
                 -------------------------
Tanks on the Demised Premises.

           (e)   PCBs.  There are no transformers, capacitors, switches, or
                 ----
other equipment on the Demised Premises which contain PCBs.

           (f)   Asbestos.  Except as otherwise disclosed in writing by Landlord
                 --------
to Tenant, there is no asbestos currently located on or about the Demised Premises.

     Notwithstanding anything to the contrary stated herein, all representations contained in this paragraph 2 shall continue to be valid for the entire Term of the Lease. In the event (i) Landlord breaches any of the representations or warranties listed above, or (ii) any such representation or warranty proves to be false, then in each of the foregoing instances, (x) Landlord shall remedy such breach at Landlord's expense, (y) on the fifth (5th) day after Tenant gives Landlord written notice of the breach or falsity, Rent shall abate in full until the breach is remedied, and on the thirtieth (30th) day after Tenant gives Landlord written notice of the breach or falsity, Tenant shall have the additional right, at its option and in addition to any other right hereunder or at law or in equity, to terminate this Lease without liability therefor. Notwithstanding the foregoing, Tenant shall not be entitled to abate rent or to terminate this Lease as a result of the presence upon or about the Demised Premises of any Hazardous Substance which presence is disclosed to Tenant in writing by Landlord prior to the execution hereof.

     3.    Landlord's Indemnity.  Landlord, its employees, agents, contractors,
           --------------------
guests, invitees or licensees, shall not generate, store, dispose of, release or otherwise handle any

Hazardous Substance on the Demised Premises in any fashion contrary to Environmental Laws. Landlord shall remove, cleanup and remedy any Hazardous Substance on or under the Demised Premises to the extent required by Environmental Law unless such Hazardous Substance resulted from the generation, storage, treatment, handling, transportation, disposal, or release by Tenant, its employees, agents, contractors, guests, invitees or licensees. Landlord agrees to defend, indemnify and hold harmless Tenant, its officers, directors, employees and agents, from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, litigation costs, and cleanup costs, asserted against or incurred by Tenant at any time and from time to time by reason of or arising out of the presence of any Hazardous Substance on the Demised Premises unless such Hazardous Substance resulted from the generation, storage, treatment, handling, transportation, disposal, or release by Tenant, its employees, agents, contractors, guests, invitees or licensees. The foregoing obligation of Landlord shall survive the expiration or sooner termination of this Lease.

     4.   Tenant's Obligations and Indemnity. Tenant, its employees, agents,
          ----------------------------------
contractors, subtenants, assignees, guests, invitees or licensees, shall not generate, store, dispose of, release or otherwise handle any Hazardous Substance on the Demised Premises in any fashion contrary to Environmental Laws. Tenant shall remove, cleanup and remedy any Hazardous Substance on or under the Demised Premises to the extent required by Environmental Law provided that such Hazardous Substance resulted from the generation, storage, treatment, handling, transportation, disposal, or release by Tenant, its employees, agents, contractors, subtenants, assignees, guests, invitees or licensees.

     Tenant shall indemnify, defend and hold harmless landlord from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, litigation costs and cleanup costs asserted against or incurred by Landlord at any time and from time to time arising out of the generation, storage, treatment, handling, transportation, disposal or release of any Hazardous Materials on or under the Demised Premises by Tenant, its agents, employees, contractors, subtenants, assignees, guests, invitees or licensees. The foregoing obligation of Tenant shall survive the expiration or sooner termination of this Lease.

                                 ARTICLE XXIX
                                 ------------

                  RIGHT OF FIRST REFUSAL; OPTION TO PURCHASE
                  ------------------------------------------

     1.   Right of First Refusal. If during the Term of this Lease Landlord
          ----------------------
desires to sell or exchange its ownership interest in the Land and/or Building (the "Property"), or receives a bona fide offer to purchase or exchange the Property to anyone (the "Other Buyer") and Landlord desires to accept such offer (the "Outside Offer".) Landlord shall first offer in writing to sell or exchange the Property to Tenant on the same terms and conditions and at the same price as set forth in the Outside Offer or, if no Outside Offer has been received, on the terms and conditions and at the price at which Landlord desires to sell or exchange its ownership interest in the Property (such terms, conditions and price, whether set forth in the Outside Offer or as determined by Landlord without any Outside Offer, are referred to herein as the "Offer"). Tenant shall have twenty (20) business days from the delivery of written notice of the Offer to elect in writing to exchange for or purchase the Property upon the terms and conditions of the Offer. Should Tenant elect not to exchange for or purchase the Property on such terms and conditions or should Tenant fail to respond in writing within said twenty (20) business days, Landlord may sell or exchange the Property to the Other Buyer or any other party on substantially the terms and conditions and at not less than ninety-five percent (95%) of the price set forth in the Offer, provided that the closing occurs within one hundred eighty (180) days after the date of the Offer. If there are changes in the price or the terms of the Offer exceeding those allowed in the preceding sentence or if the transaction is not closed within said one hundred eighty (180) day period, Landlord shall not sell or exchange the Property without first offering to sell or exchange the Property to Tenant pursuant to this Article XXIX.

     2.   Option to Purchase. In consideration of the execution by Tenant of
          ------------------
this Lease, Landlord hereby grants to Tenant the option to purchase the Property (the "Purchase Option"), at the price and upon the terms set forth in this
Article XXIX, paragraph 2, by giving written notice (the "Notice of Exercise") to Landlord on or before November 30, 1999, provided that this Lease is still in full force and effect. The date on which such notice is given is hereinafter referred to as the "Exercise Date."

     Notwithstanding any provision of this Article XXIX, paragraph 2 to the contrary, if at the time Tenant gives the Notice of Exercise Tenant is in default of this Lease pursuant to paragraph 1(a), 1(c) or 1(d) of Article XX (but as to paragraph 1(a), only if the payments as to which Tenant is in default exceed One Hundred Thousand Dollars ($100,000) and are not paid by Tenant, including payment under protest, within thirty (30) days after Tenant gives the Notice of Exercise), then the Notice of Exercise shall be totally ineffective, the rights of Tenant under this Article XXIX, paragraph 2 shall terminate and Landlord and Tenant shall thereupon be relieved of all further obligation or liability in connection with the Purchase Option, but rights and obligations of Landlord and Tenant under all provisions of this Lease other than the provisions of this Article XXIX, paragraph 2 shall continue.

          (a)   Purchase Price. The purchase price for the Property (the
                --------------
"Purchase Price") shall be the total of:

                (i) a sum computed by multiplying the total of the scheduled Base Rent under this Lease for the entire Building (including Suite 100) payable for the period December 1, 2000 through November 30, 2001 by one hundred two and one-half percent (102.5%); and dividing the product resulting from the previous calculation by a factor of eight hundredths (.08); and multiplying the result of such division by ninety-seven percent (97%);

     plus       (ii)  that portion of all capital expenditures incurred by
     ----
Landlord which have not been reimbursed to Landlord by the tenants of the Property through direct payment or amortization of such capital expenditures,

     The Purchase Price shall be paid on the Closing Date (as hereinafter defined) in cash or by Federal Reserve Bank wire transfer, with appropriate Closing adjustments as provided in paragraph (i) below.

     (b)   Closing. If Tenant gives the Notice of Exercise, the delivery of
           -------
the deed to the Property, the payment of the Purchase Price and the closing of the purchase of the Property by Tenant pursuant to this Article XXIX, paragraph 2 (the "Closing") shall occur at 10:00 a.m. at the offices of Aufmuth, Fox & Baigent, on or about November 30, 2000 (such date, as the same may be extended as hereinafter expressly provided, is hereinafter referred to as the "Closing Date"). It is agreed that time is of the essence of this Article XXIX, paragraph 2.

     (c)   Title. At the Closing, Landlord shall convey the Property by a
           -----
grant deed running to Tenant, or to such grantee as Tenant may designate by notice given to Landlord at least three (3) business days before the Closing Date, and the deed shall convey title to the Property free from encumbrances except:

           (i) Taxes as are not delinquent on the Closing Date or for which Tenant has assumed the obligation to pay pursuant to Article V, paragraph 7;

           (ii) Assessments for municipal or other betterments as are not delinquent on the Closing Date or for which Tenant has assumed the obligation to pay pursuant to Article V, paragraph 7;

           (iii) Those Permitted Encumbrances as shown on Exhibit F which are
                                                          ---------
non-monetary encumbrances;

           (iv) Such other non-monetary encumbrances as are permitted pursuant to Article XV, Paragraph 2; and

           (v) Such other matters as Tenant may approve in writing at or prior to the Closing Date.

     Items (i) through (v) of this Paragraph 2(c) are referred to herein collectively as the "Permitted Exceptions". The grant deed shall be in a form sufficient to convey marketable and insurable title to Tenant. The words "insurable title" shall mean title which may be insured under a standard ALTA owner's policy of title insurance subject to the Permitted Exceptions.

     (d)   Condition of Premises. On the Closing Date Landlord shall deliver to
           ---------------------
Tenant possession of the Property subject to the rights of any tenants of the Property which are subtenants or assignees of Tenant, and the Building to be in compliance with all laws and in the same condition as it now exists on the Term Commencement Date, reasonable use and wear thereof excepted, all Shell Improvements excepted, and all Interior Improvements and Alterations made by Tenant excepted.

        (e)   Perfection of Title or Condition.
              --------------------------------

              (i) Landlord shall be obligated to remove defects in title on the following terms:

                    (A) Landlord shall at its sole expense remove from title at or prior to the Close of Escrow, all monetary encumbrances which existed at the Date of Execution or which were voluntarily granted by Landlord after the Date of Execution.

                    (B) Landlord shall as its sole expense either (I) remove from title at or prior to the Close of Escrow or (II) secure prior to Close of Escrow a commitment from the issuer of title insurance, to issue title insurance and/or endorsement insuring Tenant against loss due to all monetary encumbrances arising after the Date of Execution which are not among the Permitted Exceptions granted by Landlord.

                    (C) If Landlord does not remove or obtain insurance against all title defect at or before Close of Escrow as provided in paragraph
(A) and (B), above, then Tenant may remove such encumbrances itself at the Close of Escrow and deduct from the Purchase Price the reasonable costs incurred by Tenant in removing such encumbrances. If such costs incurred by Tenant exceed the Purchase Price, Landlord shall pay the excess to Tenant at the Close of Escrow.

              (ii) If on the Closing Date, Landlord shall have failed to make the Premises conform, as required in this Article XXIX, paragraph 2, then Tenant may elect, by written notice given to Landlord on or before the extended Closing Date:

                    (A) to accept the Property in its then existing condition and to pay therefor the Purchase Price with the appropriate deduction (except in the event of a casualty if Taking as provided in Article XXIX, paragraph 2(e)(iii)(A) or (B) hereinbelow); or

                    (B) to rescind Tenant's Notice of Exercise and Landlord and Tenant shall thereupon be relieved of all further obligation or liability in connection with the Option to Purchase, but such rescission shall not affect the continued rights and obligations of Landlord and Tenant under all provisions of this Lease other than those of this Article XXIX, paragraph 2.

              (iii) If, on the Closing Date, the Building shall have been damaged by fire or casualty insured against and shall not have been repaired or restored to its former condition, and Tenant agrees to accept such title and possession as Landlord can deliver and to accept the Property in its then condition pursuant to Article XXIX, paragraph 2(e)(ii)(A) if this Lease, then:

                    (A) Landlord shall either (1) pay over or assign to Tenant, at the Closing, all amounts recovered or recoverable on account of such insurance, or (2) if a holder of a Mortgage on the Land shall not permit the insurance proceeds or a part thereof to be used to restore the Building to its former condition or to be so paid or assigned to Tenant, give to Tenant a credit against the Purchase Price equal to the amount of the insurance proceeds retained by the Mortgagee, less in either case, any amounts expended or incurred by Landlord in the repair or restoration of the Building; and

                             (B)  if any portion of the Land and/or Building
shall have been the subject of a Taking, the Purchase Price shall be reduced by an amount agreed upon by Landlord and Tenant to reflect the value of the portion of the Land and/or Building so taken. Landlord shall be entitled to retain the proceeds of such Taking, subject to the provisions of Article XIII, paragraph 4 of this Lease.

               (f)   Use of Purchase Money. To enable Landlord to convey the
                     ---------------------
Property as required in this Article XXIX, paragraph 2, Landlord may, on the Closing Date, use the Purchase Price or any portion thereof to clear title of any or all encumbrances or interests, provided that all instruments so procured are recorded simultaneously with the grant deed, except for Mortgage discharges from institutional lenders which may be recorded when received provided that satisfactory arrangements are agreed upon by Landlord and Tenant at the Closing for the payment of all indebtedness secured by such Mortgages.

               (g)   Inspections. Tenant, its employees, contractors,
                     -----------
consultants, servants and agents shall have the right, at all reasonable times and at Tenant's sole cost and expense, prior to and after the Exercise Date, to conduct such surveys, tests, and inspections, including, without limitation, soil borings, water sampling, environmental studies and assessments, as Tenant determines necessary to evaluate the Property. In the exercise of such rights, Tenants shall not disturb the occupancy of any other tenant of the Building or interfere with any business conducted on the Property. Following the completion of each such survey, test and inspection, Tenant shall promptly restore the Property and every part thereof to its condition existing immediately prior to the conduct of such survey, test or inspection. Tenant shall indemnify, defend and hold harmless Landlord, and its partners, employees, contractors, servants and agents, from and against all loss, costs, fines and expenses, including without limitation reasonable attorneys' fees and litigation costs, arising from the conducting of such surveys, tests, or inspections including, but not limited to, injury or death of any person or damage to property; provided, however, that this indemnity shall not apply to any loss, costs, damages, claims, proceedings, demands, liabilities, penalties, fines or expenses arising from the discovery of Hazardous Substances on the Land or in the Building which are not the responsibility of Tenant pursuant to Article XXVIII, paragraph 4 of this Lease. Tenant, its employees, contractors, consultants, servants and agents, upon prior written notice to Landlord, shall have the right to inquire at any and all governmental authorities regarding the Property.

     Prior to the Exercise Date, Tenant shall have the rights, at its sole cost and expense, to perform or have performed an environmental site assessment ("Site Assessment") of the Land and the Building.

     Within thirty (30) days after written request by Tenant, Landlord shall supply Tenant with copies of all Mortgages, agreements and other instruments or documents, which Tenant would take subject to upon acquisition of the Land and Building or which affect the provision of services to or operation of the Land and Building.

      (h)    Landlord's Closing Obligations. At the Closing, Landlord shall
             ------------------------------
deliver to Tenant:

             (i) The grant deed conveying title to the Property in accordance with the provisions of Article XXIX, paragraph 2(c) of this Lease;

            (ii) A bill of sale with warranty of title, in form and content reasonably satisfactory to Tenant, conveying and transferring title to Landlord's presonal property used solely in connection with the ownership, maintenance and operation of the Property;

           (iii) An assignment, in form and content reasonably satisfactory to Tenant, of all of Landlord's right, title and interest in and to all service, maintenance and management contracts (to the extent that Tenant, at its option, has elected to assume the same by written notice given to Landlord not later than thirty (30) days prior to the Closing Date) affecting or relating to the Property, together with the original of each such contract;

            (iv) An assignment, in form and content reasonably satisfactory to Tenant, of all permits, authorizations and approvals which have been issued for or with respect to the Property by governmental authorities having jurisdiction thereof, together with the originals or photocopies of such permits, authorizations and approvals;

             (v) A set of "as-built" plans and specifications for the Building to the extent that the Landlord has possesion thereof;

            (vi) An assignment, in form and content reasonably satisfactory to Tenant, of all of Landlord's right, title and interest in and to all guaranties and warranties relating to the Building, together with the original of each such guaranty and warranty;

           (vii)    A certificate of non-foreign status for Landlord;

          (viii) All keys to the Building, appropriately tagged for identification; and

            (ix) All maintenance records and operating manuals pertaining to the Building and copies of the books of Landlord with respect of the Building.

      (i)      Merger. The recording of the grant deed in the records of the
               ------
County Recorder of Santa Clara County, California, shall be deemed to be a full performance and discharge of every agreement and obligation contained or expressed in this Article XXIX, paragraph 2, except as to those which by their terms are to be performed after the delivery of the grant deed.

     (j)   Adjustments. Adjustments of Base Rent, Operating Costs, Real Estate
           -----------
Taxes, costs of operating and maintaining the Premises, utility charges and all other items of cost payable under this Lease shall be prorated as of the Closing Date and the net amount thereof shall be added to or deducted from the Purchase Price. Landlord and Tenant shall each pay at the Closing one-half (1/2) of all costs, fees, taxes and charges imposed as the result of the purchase of the Property by Tenant including, but not limited to, title policy and endorsement premiums (except as specifically provided in paragraph 2(e)(i)(B) of this Article XXIX), survey costs, transfer taxes, monument fees, escrow fees, document preparation fees and recording costs.

     (k)   Broker. Neither Landlord nor Tenant shall have any obligation to pay
           ------
a broker's fee or commission to any party as a result of the exercise of the Purchase Option or the purchase of the Property, except for any broker's fee or commission which is the result of an agreement between such party and the claiming broker. Landlord shall indemnify, defend and hold harmless Tenant, its officers, directors, employees, contractors, servants or agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities or expenses, including without limitation reasonable attorneys' fees and litigation costs, incurred by them resulting from a claim by any person for a commission or fee relating to Tenant's exercise of the Purchase Option or purchase of the Property and arising out of the actions of Landlord. Tenant shall indemnify, defend and hold harmless Landlord, its officers, directors, employees, contractors, servants or agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities or expenses, including without limitation reasonable attorneys' fees and litigation costs, incurred by them resulting from a claim by any person for a commission or fee relating to Tenant's exercise of the Purchase Option or purchase of the Property other than claims by the Brokers described in Article XXXI, paragraph 2.

     (l)   Recording Notice of Exercise. At the request of either party, the
           ----------------------------
parties shall execute, acknowledge and deliver a notice of Tenant's exercise of the Purchase Option, in recordable form, which notice shall state the Closing Date (including the circumstances under which it may be extended). Either party may record the notice.

     (m)   Failure to Purchase. If Tenant shall give the Notice of Exercise to
           -------------------
Landlord and thereafter shall fail to purchase the Property in accordance with the terms of this Article XXIX, paragraph 2, this Lease shall remain in full force and effect. If such failure by Tenant occurs despite the fulfillment of all conditions to closing for Tenant's benefit contained in this Article XXIX, Paragraph 3, Tenant shall be liable to Landlord for all damage incurred by Landlord as the result of Tenant's failure to so purchase the Property; and Tenant shall deliver to Landlord at no charge copies of all surveys, tests, investigations, studies, reports and analyses performed by Tenant or its employees, contractors, consultants, servants and agents in connection with Tenant's investigation of the Property. If Landlord fails to sell the Property to Tenant despite the fulfillment of all conditions to closing for Landlord's benefit contained in this Article XXIX, paragraph 3, Landlord shall be liable to Tenant for all damage incurred by Tenant as the result of Landlord's failure to so sell the Property, or Tenant may pursue specific performance of its Purchase Option.

              (n)  General. All notices given under this Article XXIX, paragraph
                   -------
2 shall be given in the manner and shall be effective as provided in Article XXII of this Lease. Tenant may assign this Purchase Option only in connection with an Assignment of all of Tenant's other rights under this Lease either before or after giving the Notice of Exercise. The Purchase Option set forth in this Article XXIX, paragraph 2 shall terminate at midnight on November 30, 1999 unless Tenant shall have given a Notice of Exercise on or before that date.

         3.   Exchange. Landlord may elect to fulfill its obligations to dispose
              --------
of the Property pursuant to this Article XXIX through an exchange intended to qualify under Internal Revenue Code section 1031. Tenant agrees to cooperate with such an exchange and execute all documents reasonably required by Landlord's attorney or tax advisor, provided that: (a) any such documents are delivered to Tenant for review at least thirty (30) days prior to the Close of Escrow; (b) any such documents are reasonably acceptable to Tenant's counsel; and (c) the exchange shall be at no cost or liability to Tenant. Landlord agrees to indemnify and hold Tenant harmless from any liability, damages or costs, including reasonable attorney's fees (including for the review of exchange documents), that may arise from Tenant's participation in the exchange.


                                  ARTICLE XXX
                                  -----------

                                SATELLITE DISH
                                --------------

         1.  Roof Space.  Tenant shall have the right to use for the purposes of
             ----------
this Article certain roof space on the Building in the location shown on Exhibit
                                                                         -------
I (the "Roof Space") for the Term of this Lease. Tenant's right to use the Roof
-
Space shall be appurtenant to the Premises and not Additional Rent shall be payable with respect to such use.

         2.  Equipment and Cables.  Tenant may install, use and maintain, on the
             --------------------
Roof Space certain equipment, including a satellite dish(s) and related equipment (the "Equipment") and may run cables and related equipment (the "Cables") between the Roof Space and the Premises. The Equipment and the Cables are described in Exhibit I. The Equipment and Cables shall be deemed Tenant's
                 ---------
Personal Property for the purposes of this Lease and shall be subject to the terms of this Lease with respect thereto.

         3.  Installation.  Tenant shall have the right to select the contractor
             ------------
to install and maintain the Equipment and Cable, subject to Landlord's delayed. Tenant and/or its contractor shall install, use, and maintain the Equipment and Cables in a manner that does not interfere with Landlord's operation of the Building and that does not interfere with quiet enjoyment of the tenants of the Building. Tenant shall bear all expenses in connection with the installation, use and maintenance of the Equipment and the Cables and the removal thereof. Tenant shall ensure that no mechanic's or materialmen's liens are placed on the Roof Space or the Building and will promptly remove any such liens so placed within ten (10) days after receiving notice of such liens. Tenant shall maintain (including the necessary power) the Equipment and the Cable at all times in a state of good repair and good and safe condition.

     4. Indemnity. Tenant shall indemnify and save harmless Landlord, its
        ---------
officers, directors, employees, contractors, servants, guests, business invitees and agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities, penalties, fines and expenses, including without limitation reasonable attorney's fees and litigation costs, arising from injury or death of any person or damage to property from Tenant's installation, use and maintenance of the Equipment and/or the Cables and the removal thereof or from any use made by Tenant of the Roof Space resulting from the failure of Tenant to perform and discharge its covenants under this Agreement. Landlord shall not be liable for any loss or damage due to imperfect or unsatisfactory communications experienced by Tenant for any reason whatsoever.

     5. Insurance. Tenant shall include the Equipment and Cables in the
        ---------
insurance required from Tenant pursuant to Article X, Paragraph 6 and shall furnish Landlord with a certificate of insurance showing such coverage prior to Tenant's exercise of its rights hereunder, including, without implied limitation, the commencement of any work by Tenant.

     6. Legal Requirements. Tenant and its contractors shall comply with all
        ------------------
Legal Requirements and obtain all Authorizations in connection with the installation, use and maintenance of the Equipment and Cables.

     7. Access. Landlord agrees to permit Tenant reasonable access during
        ------
Building Hours to the Roof Space and such other areas of the Building necessary to facilitate the installation, use and maintenance of the Equipment and the Cables and the removal thereof.

     8. Taxes. In the event that any Taxes are assessed with respect to the
        -----
Building by any Governmental Authority (whether assessed against Landlord, Tenant, the Roof Space or the Equipment), Tenant shall pay the same in a timely manner before any lien or penalty is assessed thereon.

     9. No Interference. Tenant warrants that the installation and operation of
        ---------------
the Equipment and the Cables will not cause television transmitting or receiving interference, radio interference, or noise or annoyance to tenants of the Building, and that Tenant will correct such interference at once if it should occur.


                                 ARTICLE XXXI
                                 ------------

                             ADDITIONAL PROVISIONS
                             ---------------------


     1.  Broker Commission. Landlord warrants to Tenant that the only broker
         -----------------
retained by Landlord in connection with the negotiation and consummation of this Lease is Hare, Brewer & Kelley, Inc., and Tenant warrants to Landlord that the only broker retained by Tenant in connection herewith is Cooper/Brady Commercial Real Estate (collectively, the aforementioned brokers shall be referenced as the "Broker(s)"). Landlord covenants that it shall pay any and all commissions, fees and amounts owing to the Broker(s) arising from the negotiation and/or consummation of this Lease.

     2.    Landlord's Access.  Upon not less than twenty-four (24) hours prior
           -----------------
notice to Tenant and at times mutually convenient to Landlord and Tenant, Landlord and its agents shall have the right to enter the Demised Premises for purposes of inspecting the same, showing the Demised Premises to prospective purchasers, posting notices of nonresponsibility, or making repairs, alterations or additions to any portion of the Building. At any time within four (4) months prior to the expiration of the Term, Landlord shall have the right upon twenty-four (24) hours prior notice, at times mutually convenient to Landlord and Tenant and not more than three (3) times per week, to enter the Demised Premises, to show the Demised Premises to prospective tenants. In entering the Demised Premises for any purpose, Landlord shall comply with any security measures required by Tenant.

     3.    Signage.  Tenant shall not erect or place on any part of the exterior
           -------
of the Building or on any Common Area any sign, radio or television antenna, or other structure, without first obtaining the written consent of Landlord, which consent shall not unreasonably withheld or delayed. Landlord acknowledges that Tenant intends to place antennae and a microwave dish on the roof of the Building. Installation of said items, including appropriate screening therefor, shall be subject to approval by the City of Palo Alto, and shall be performed by Landlord's roofing contractor at Tenant's expense. Upon the expiration of the Term of this Lease, Tenant shall remove any antennae, microwave or other dishes and all screening materials and shall repair any damages or roof penetrations caused thereby. Any signs installed by Tenant shall conform with all applicable Laws, and shall be fabricated and installed at Tenant's expense.

     4.    Binding Effect.  The covenants and agreements herein contained shall,
           --------------
subject to the provisions hereof, bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, and its successors and assigns.

     5.    Validity.  It is agreed that if any provisions of this Lease shall be
           --------
determined to be void by any court of competent jurisdiction in the state where the Demised Premises are located, that such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void, and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

     6.    Entire Agreement.  This instrument contains the entire and only
           ----------------
agreement between the parties as to the Demised Premises, and no oral statements or representations or prior written matter (including but not limited to unsigned drafts of this Lease) not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by writing subscribed by both parties. This Lease shall not be effective unless fully executed by both parties.

     7.    Exhibits.  All Exhibits attached to this Lease shall be deemed
           --------
incorporated herein by the individual reference to each such Exhibit, and all such Exhibits shall be deemed a part of this Lease as though set forth in full. In the event of any conflict between the terms of this Lease and the terms of any Exhibit, the terms of this Lease shall control.

     8.    Acts at Own Cost.  Whenever in this Lease provision is made for the
           ----------------
doing of any act by any person, it is understood and agreed that said act shall be done by such person at his own cost and expense unless a contrary intent is expressed.

     9.    Governing Law.  This Lease shall be governed by and construed and
           -------------
enforced in accordance with the laws of the state where the Demised Premises are located.

     10.   Waiver/Consent.  Failure of either party to complain of any act or
           --------------
omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver of any rights hereunder. No waiver by either party at any time, express or implied, or any breach of any provisions of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action of any party shall require the consent or approval of the other party, the consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion, and such consent or approval shall not be unreasonably withheld or delayed.

     11.   Cumulative Rights and Remedies.  Any and all rights and remedies
           ------------------------------
which either party may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; no one of them whether exercised by the other party or not, shall be deemed to be exclusive of any other, and any two or more of all of such rights and remedies may be exercised at the same time; provided, however, nothing contained herein shall entitle a party to recover consequential damages from the other party arising out of any act or omission or breach of this Lease by such other party, except to the extent expressly permitted by this Lease.

     12.   Payment/Performance Under Protest.  It is agreed that if at any time
           ---------------------------------
a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions of this Lease, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for the recovery of such sum, and if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease; and if at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the work is asserted may perform such work and pay the cost thereof "under protest" and the performance of such work shall in no event be regarded as a voluntary performance and there shall survive the right on the part of said party to institute suit for the recovery of the costs of such work, and if it shall be adjudged that there was no legal obligation on the part of said party to perform the same or any part thereof, said party shall be entitled to recover the cost of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease.

     13.   Words and Phrases.  Words and phrases used in the singular shall be
           -----------------
deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

     14.   Definition of Terms.  The various terms which are defined in Articles
           -------------------
of this Lease or are defined in Exhibits annexed hereto shall have the meanings specified in such Articles and such Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the contest clearly indicates the contrary.

     15.   Effective Date of Lease.  This Lease shall not be effective or
           -----------------------
binding on the parties to it until it has been signed by both Landlord and Tenant. Furthermore, if Landlord has not returned a fully executed copy of this Lease to Tenant within 15 days of execution by Tenant, this Lease is null and void and of no force and effect.

     16.   Authority.  Each party represents to the other that the person
           ---------
signing this Lease on its behalf is properly authorized to do so.

     17.   Commencement/Expiration Dates.  Landlord and Tenant shall execute
           -----------------------------
within thirty (30) days of Term Commencement Date a certificate setting forth the Term Commencement Date and the expiration dates of the Primary Term and of any extended terms.

     18.   Force Majeure.  Performance by Landlord or Tenant of their
           -------------
obligations hereunder shall be extended by the period of delay caused by force majeure. Force majeure is hereby deemed to include war, natural catastrophe, strikes, walkouts or other labor industrial disturbance, order of any government, court or regulatory body having jurisdiction, shortages, blockade, embargo, riot, civil disorder, or any such similar cause beyond the reasonable control of the party who is obligated to render performance.

     19.   Attorneys' Fees.  If any party to this Lease shall institute an
           ---------------
action to enforce the terms hereof, the prevailing party shall be entitled to reasonable attorneys' fees. Reasonable attorneys' fees shall be as fixed by the court. The "prevailing party" shall be the party which by law is entitled to recover its costs of suit, whether or not the action proceeds to final judgment. If the party which shall have instituted suit shall dismiss it as against the other party without the concurrence of the other party, the other party shall be deemed the prevailing party.

     20.   Confidentiality.  All of the terms and conditions of this Lease shall
           ---------------
be kept confidential and shall not be disclosed to third parties by either party without the consent of the other party, except as otherwise provided in this Paragraph 20. Either Landlord or Tenant may disclose such terms and conditions to their attorneys, accountants and other

                                   EXHIBIT A




                          AMENDED AND RESTATED LEASE

                                    between

                            RICHARD R. KELLEY, JR.,
                     CHARLES E. HANGER AND FAYE E. HANGER
                                      AND
                          HARE, BREWER & KELLEY, INC.

                                  "Landlord"

                                      and

                        DIGITAL EQUIPMENT CORPORATION,
                          a Massachusetts corporation

                                   "Tenant"

                               TABLE OF CONTENTS
                               -----------------



                                   ARTICLE I
                                   ---------

                             BASIC LEASE TERMS.............................. 1
                             -----------------
     1.   Summary of Lease Provisions....................................... 1
          ---------------------------
          (a)   Address of Demised Premises................................. 1
                ---------------------------
          (b)   Building.................................................... 1
                --------
          (c)   Demised Premises............................................ 1
                ----------------
          (d)   Date of Execution........................................... 1
                -----------------
          (e)   Extended Term............................................... 1
                -------------
          (f)   Interior Improvements....................................... 1
                ---------------------
          (g)   Primary Term................................................ 1
                ------------
          (h)   Use......................................................... 1
                ---
          (i)   Land........................................................ 1
                ----
          (j)   Landlord.................................................... 1
                --------
          (k)   Landlord's Address.......................................... 2
                ------------------
          (l)   Base Rent................................................... 2
                ---------
          (m)   Additional Rent............................................. 2
                ---------------
          (n)   Rent During Extended Term................................... 2
                -------------------------
          (o)   Tenant...................................................... 2
                ------
          (p)   Tenant's Address............................................ 2
                ----------------
          (q)   Tenant's Share.............................................. 2
                --------------
          (r)   Term........................................................ 2
                ----
          (s)   Beginning Liability Insurance Coverage Amount............... 2
                ---------------------------------------------
     2.   Exhibits.......................................................... 2
          --------
          (a)   EXHIBIT A - Demised Premises................................ 2
                ---------
          (b)   EXHIBIT B - Interior Improvements........................... 2
                ---------
          (c)   EXHIBIT C - Legal Description of Land....................... 2
                ---------
          (d)   EXHIBIT D - Existing Lease.................................. 3
                ---------
          (e)   EXHIBIT E - Subordination, Recognition and Non-Disturbance
                ---------
                Agreement................................................... 3
          (f)   EXHIBIT F - Permitted Encumbrances.......................... 3
                ---------
          (g)   EXHIBIT G - Tenant's Personal Property...................... 3
                ---------
          (h)   EXHIBIT H - Memorandum of Lease and Option.................. 3
                ---------
          (i)   EXHIBIT I - Roof Space...................................... 3
                ---------

ARTICLE II
----------

AMENDMENT AND RESTATEMENT OF LEASE:
-----------------------------------
CONDITIONS PRECEDENT:
---------------------
DESCRIPTION OF DEMISED PREMISES............................................. 3
-------------------------------
     1.   Amendment and Restatement of Lease................................ 3
          ----------------------------------
     2.   Conditions Precedent.............................................. 3
          --------------------

     3.    Description of Demised Premises................................... 4
           -------------------------------

ARTICLE III
-----------

TERM......................................................................... 4
----
     1.    Term.............................................................. 4
           ----
     2.    Option to Extend.................................................. 5
           ----------------
     3.    Lease Commencement................................................ 5
           ------------------

ARTICLE IV
----------
RENT......................................................................... 5
----
     1.    Base Rent......................................................... 5
           ---------
     2.    Payment........................................................... 5
           -------
     3.    Base Rent During Extended Term(s)................................. 5
           ---------------------------------
     4.    Minimum Rent...................................................... 7
           ------------

ARTICLE V
---------
OPERATING COSTS, CAPITAL EXPENDITURES
-------------------------------------
AND REAL ESTATE TAXES........................................................ 7
---------------------
     1.    Operating Costs................................................... 7
           ---------------
           (a)   Items Included.............................................. 7
                 --------------
           (b)   Items Excluded.............................................. 8
                 --------------
           (c)   Capital Expenditures........................................ 9
                 --------------------
     2.    Payment of Operating Costs........................................ 9
           --------------------------
     3.    Annual Statement..................................................10
           ----------------
     4.    Real Estate Taxes.................................................11
           -----------------
     5.    Change in Laws....................................................11
           --------------
     6.    Separate Assessment...............................................11
           -------------------
     7.    Payment of Real Estate Taxes......................................11
           ----------------------------
     8.    Contest...........................................................12
           -------
     9.    Payment in Installments...........................................13
           -----------------------
     10.   Amortization......................................................13
           ------------
     11.   Landlord's Action.................................................13
           -----------------
     12.   Minimum Additional Rent...........................................13
           -----------------------
     13.   Operating Costs With Respect to Suite 100.........................14
           -----------------------------------------

ARTICLE VI
----------
UTILITIES AND SERVICES.......................................................14
----------------------
     1.    Utilities and Services Provided by Landlord.......................14
           -------------------------------------------
     2.    Security..........................................................14
           --------
     3.    Separate Utilities................................................14
           ------------------
     4.    Interruption of Services..........................................15
           ------------------------

ARTICLE VII
-----------
USE OF DEMISED PREMISES......................................................15
-----------------------
     1.    Use...............................................................15
           ---

     2.    Permits...........................................................16
           -------
     3.    Compliance With Laws..............................................16
           --------------------

ARTICLE VIII
------------
PREPARATION OF DEMISED PREMISES..............................................16
-------------------------------
     1.    Roof Repairs......................................................16
           ------------
     2.    Interior Improvements.............................................17
           ---------------------
           (a)   Construction of Interior Improvements.......................17
                 -------------------------------------
           (b)   Interior Improvement Allowance..............................17
                 ------------------------------
     4.    Entry by Tenant...................................................18
           ---------------
     5.    Insurance.........................................................18
           ---------

ARTICLE IX
----------
COMPLIANCE WITH LAW..........................................................19
-------------------
     1.    Compliance by Landlord............................................19
           ----------------------
     2.    Compliance By Tenant..............................................19
           --------------------
     3.    Right to Contest..................................................20
           ----------------

ARTICLE X
---------
ALTERATIONS, ADDITIONS AND IMPROVEMENTS......................................20
---------------------------------------
     1.    Non-Structural Alterations........................................20
           --------------------------
     2.    Structural Alterations............................................21
           ----------------------
     3.    Contractor........................................................21
           ----------
     4.    Performance of Work...............................................21
           -------------------
     5.    Removal...........................................................21
           -------
     6.    Insurance.........................................................21
           ---------
     7.    Mechanic's Liens..................................................22
           ----------------
     8.    Notices of Non-responsibility.....................................22
           -----------------------------

ARTICLE XI
----------
CONDITION, REPAIR AND MAINTENANCE OF THE BUILDING............................22
-------------------------------------------------
     1.    Condition of Building.............................................22
           ---------------------
     2.    Landlord's Responsibilities.......................................22
           ---------------------------
     3.    Capital Expenditures; Building Systems............................23
           --------------------------------------
     4.    Tenant's Responsibility...........................................23
           -----------------------
     5.    Assignment of Warranties..........................................23
           ------------------------
     6.    Performance of Work...............................................23
           -------------------

ARTICLE XII
-----------
DAMAGE AND DESTRUCTION.......................................................24
----------------------
     1.    Damage or Destruction.............................................24
           ---------------------
     2.    Estimate..........................................................24
           --------
     3.    Partial Damage....................................................24
           --------------
     4.    Substantial Damage................................................25
           ------------------
     5.    Uninsured Damage..................................................25
           ----------------
     6.    Partial Uninsured Damage..........................................26
           ------------------------

     7.   Substantial Uninsured Damage............................26
          ----------------------------
     8.   Rent Abatement..........................................27
          --------------
     9.   Damage Near End of Term.................................27
          -----------------------
     10.  Waiver..................................................27
          ------

ARTICLE XIII
------------
CONDEMNATION......................................................28
------------
     1.   Total Taking............................................28
          ------------
     2.   Substantial Taking......................................28
          ------------------
     3.   Continuance of Lease....................................29
          --------------------
     4.   Refund of Rent: Allocation of Award.....................29
          -----------------------------------
     5.   Cancellation and Termination Rights.....................30
          -----------------------------------

ARTICLE XIV
-----------
SUBORDINATION, RECOGNITION, NON-DISTURBANCE AND ATTORNMENT........30
----------------------------------------------------------
     1.   Subordination...........................................30
          -------------
     2.   Priority of Mortgage....................................30
          --------------------
     3.   Existing Mortgage.......................................30
          -----------------

ARTICLE XV
----------
LANDLORD'S WARRANTIES AND FINANCIAL INFORMATION...................31
-----------------------------------------------
     1.   Warranties..............................................31
          ----------
     2.   Financial Information...................................32
          ---------------------
ARTICLE XVI
-----------
INSURANCE; WAIVER OF SUBROGATION..................................32
--------------------------------
     1.   Landlord's Insurance....................................32
          --------------------
     2.   Tenant's Insurance......................................33
          ------------------
     3.   General Requirements....................................33
          --------------------
     4.   Waiver of Claims, Subrogation...........................33
          -----------------------------
     5.   Excess Insurance Proceeds...............................33
          -------------------------

ARTICLE XVII
------------
INDEMNIFICATION...................................................34
---------------
     1.   Indemnity by Tenant.....................................34
          -------------------
     2.   Indemnity by Landlord...................................34
          ---------------------
     3.   Consequential Damages...................................35
          ---------------------

ARTICLE XVIII
-------------
ASSIGNMENT AND SUBLETTING.........................................35
-------------------------
     1.   Assignment and Subletting...............................35
          -------------------------
     2.   Deemed Consent..........................................36
          --------------
     3.   Permitted Transfers.....................................36
          -------------------


ARTICLE XIX
-----------
TENANT'S PROPERTY.......................................................... 36
-----------------
    1.    Tenant's Property................................................ 36
          -----------------
    2.    Removal.......................................................... 36
          -------
    3.    Waiver of Lien................................................... 36
          --------------

ARTICLE XX
----------
TENANT'S DEFAULT........................................................... 37
----------------
    1.    Events of Default................................................ 37
          -----------------
    2.    Landlord's Remedies.............................................. 37
          -------------------
          (a)  Termination................................................. 37
               -----------
          (b)  Continue Lease.............................................. 38
               --------------
          (c)  Right to Cure............................................... 38
               -------------
          (d)  Remedies Not Exclusive...................................... 39
               ----------------------
          (e)  Termination, Surrender and Abandonment...................... 39
               --------------------------------------

ARTICLE XXI
-----------
LANDLORD'S DEFAULT......................................................... 39
------------------
    1.    Landlord's Default............................................... 39
          ------------------
    2.    Emergency........................................................ 40
          ---------
    3.    Acquisition of HBK Interest...................................... 40
          ---------------------------

ARTICLE XXII
------------
NOTICES.................................................................... 41
-------
    1.    In Writing....................................................... 41
          ----------
    2.    Notice to Tenant................................................. 41
          ----------------
    3.    Notice to Landlord............................................... 41
          ------------------

ARTICLE XXIII
-------------
QUIET ENJOYMENT............................................................ 41
---------------

ARTICLE XXIV
------------
HOLDING OVER............................................................... 42
------------

ARTICLE XXV
-----------
MEMORANDUM OF LEASE AND OPTION............................................. 42
------------------------------

ARTICLE XXVI
------------
SURRENDER OF DEMISED PREMISES.............................................. 42
-----------------------------

ARTICLE XXVII
-------------
ESTOPPEL CERTIFICATES...................................................... 42
---------------------


ARTICLE XXVIII
--------------
HAZARDOUS SUBSTANCES........................................................ 43
--------------------
     1.    Definitions...................................................... 43
           -----------
           (a)   "Demised Premises"......................................... 43
                  ----------------
           (b)   "Environmental Laws"....................................... 43
                  ------------------
           (c)   "Hazardous Substances"..................................... 43
                  --------------------
           (d)   "Hazardous Substance on the Demised Premises".............. 43
                  -------------------------------------------
           (e)   "Underground Storage Tank"................................. 43
                  ------------------------
     2.    Representations and Warranties................................... 43
           ------------------------------
           (a)   Compliance with Law........................................ 44
                 -------------------
           (b)   Hazardous Substances....................................... 44
                 --------------------
           (c)   Indoor Environment......................................... 44
                 ------------------
           (d)   Underground Storage Tanks.................................. 44
                 -------------------------
           (e)   PCBs....................................................... 44
                 ----
           (f)   Asbestos................................................... 44
                 --------
     3.    Landlord's Indemnity............................................. 44
           --------------------
     4.    Tenant's Obligations and Indemnity............................... 45
           ----------------------------------

ARTICLE XXIX
------------
RIGHT OF FIRST REFUSAL: OPTION TO PURCHASE.................................. 45
------------------------------------------
     1.    Right of First Refusal........................................... 45
           ----------------------
     2.    Option To Purchase............................................... 46
           ------------------
           (a)   Purchase Price............................................. 46
                 --------------
           (b)   Closing.................................................... 47
                 -------
           (c)   Title...................................................... 47
                 -----
           (d)   Condition of Premises...................................... 47
                 ---------------------
           (e)   Perfection of Title or Condition........................... 48
                 --------------------------------
           (f)   Use of Purchase Money...................................... 49
                 ---------------------
           (g)   Inspections................................................ 49
                 -----------
           (h)   Landlord's Closing Obligations............................. 50
                 ------------------------------
           (i)   Merger..................................................... 50
                 ------
           (j)   Adjustments................................................ 51
                 -----------
           (k)   Broker..................................................... 51
                 ------
           (l)   Recording Notice of Exercise............................... 51
                 ----------------------------
           (m)   Failure to Purchase........................................ 51
                 -------------------
           (n)   General.................................................... 52
                 -------
     3.    Exchange......................................................... 52
           --------

ARTICLE XXX
-----------
SATELLITE DISH.............................................................. 52
--------------
     1. Roof Space.......................................................... 52
        ----------
     2. Equipment and Cables................................................ 52
        --------------------
     3. Installation........................................................ 52
        ------------
     4. Indemnity........................................................... 53
        ---------
     5. Insurance........................................................... 53
        ---------
     6. Legal Requirements.................................................. 53
        ------------------

      7.  Access..........................................53
          ------
      8.  Taxes...........................................53
          -----
      9.  No Interference.................................53
          ---------------

ARTICLE XXXI
------------
ADDITIONAL PROVISIONS.....................................53
---------------------
      1.     Broker Commission............................53
             -----------------
      2.     Landlord's Access............................54
             -----------------
      3.     Signage......................................54
             -------
      4.     Binding Effect...............................54
             --------------
      5.     Validity.....................................54
             --------
      6.     Entire Agreement.............................54
             ----------------
      7.     Exhibits.....................................55
             --------
      8.     Acts at Own Cost.............................55
             ----------------
      9.     Governing Law................................55
             -------------
      10.    Waiver/Consent...............................55
             --------------
      11.    Cumulative Rights and Remedies...............55
             ------------------------------
      12.    Payment/Performance Under Protest............55
             ---------------------------------
      13.    Words and Phrases............................56
             -----------------
      14.    Definition of Terms..........................56
             -------------------
      15.    Effective Date of Lease......................56
             -----------------------
      16.    Authority....................................56
             ---------
      17.    Commencement/Expiration Dates................56
             -----------------------------
      18.    Force Majeure................................56
             -------------
      19.    Attorney's Fees..............................56
             ---------------
      20.    Confidentiality..............................56
             ---------------
      21.    No Other Tenant a Third Party Beneficiary....57
             -----------------------------------------

                FIRST AMENDMENT TO AGREEMENT BETWEEN CO-OWNERS


     The First Amendment to Agreement Between Co-Owners is entered into by and between Richard R. Kelley, Jr., Charles E. Hanger, Faye E. Hanger and Harry L. Fox ("Co-Owners"), are Hare, Brewer and Kelley, Inc., a California corporation ("HBK"), effective as of July 8, 1991.


                                   RECITALS
                                   --------

     A. Richard R. Kelley, Jr., Charles E. Hanger, Faye E. Hanger and HBK entered into an Agreement Between Co-Owners dated effective December 1, 1990 (the "Agreement"), concerning their common ownership of the property located at 335 Bryant Street, Palo Alto, California (the "Property"). All terms used in this First Amendment shall have the same meaning ascribed to them in the Agreement unless expressly defined herein.

     B. Harry L. Fox has acquired all of HBK's undivided 8.34% interest in the Property pursuant to a Trustee's Deed Upon Sale dated July 8, 1991 and recorded July 16, 1991 in the official records of Santa Clara County, Claifornia, as document No. 10972564. The parties desire to amend the Agreement to reflect the substitution of Fox in place of HBK.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the Co-owners and HBK hereby agree that the Agreement shall be and hereby is amended as follows:

     1. Harry L. Fox is substituted in place of HBK for all purposes under the Agreement. Harry L. Fox agrees to be bound by all provisions of the Agreement as a Co-Owner as to his ownership share in the Property.

     2. The Address of Fox for delivery of notices pursuant to the Agreement shall be:

            Harry L. Fox
            314 Lytton Ave., Suite 200
            Palo Alto, CA 94301

     IN WITNESS WHEREOF, the Co-owners and HBK have executed this First Amendment effective as of the date first above written.

                                             "Co-Owners"

                                            /s/ Richard R. Kelley, Jr.
                                            -------------------------
                                            Richard R. Kelley, Jr.

                                            /s/ Charles E. Hanger
                                            --------------------
                                            Charles E. Hanger

                                            /s/ Harry L. Fox
                                            ---------------
                                            Harry L. Fox


                                            "HBK"

                                            Hare, Brewer & Kelley, Inc., a
                                            California corporation

                                            By:/s/ Richard Kelley
                                            --------------------

                                            Title:     President
                                            --------------------

          FIRST AMENDMENT TO COMMERCIAL PROPERTY MANAGEMENT AGREEMENT


     This First Amendment to Commercial Property Management Agreement is entered into by and between Richard R. Kelley, Jr., Charles E. Hanger, Faye E. Hanger and Harry L. Fox ("Owners"), Premier Properties Management, a California corporation ("Agent"), and Hare, Brewer and Kelley, Inc., a California corporation ("HBK"), effective as of July 8, 1991.


                                   RECITALS
                                   --------

     A. Richard R. Kelley, Jr., Charles E. Hanger, Faye E. Hanger and HBK entered into a Commercial Property Management Agreement with Agent dated effective October 1, 1990 (the "Agreement"), for the property located at 335 Bryant Street, Palo Alto, California (the "Premises"). All terms used in this First Amendment shall have the same meaning ascribed to them in the Agreement unless expressly defined herein.

     B. Harry L. Fox has acquired all of HBK's undivided 8.34% interest in the premises pursuant to a Trustee's Deed Upon Sale dated July 8, 1991 and recorded July 16, 1991 in the official records of Santa Clara County, California, as document No. 10972564. The parties desire to amend the Agreement to reflect the substitution of Fox in place of HBK.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, Owners and Agent hereby agree that the Agreement shall be and hereby is amended as follows:

     1. Harry L. Fox is substituted in place of HBK for all purposes under the Agreement. Harry L. Fox agrees to be bound by all provisions of the Agreement as an Owner as to his ownership share in the Premises.

     2. Monthly statements and disbursements under Section 2.5 of the Agreement are to be delivered to Fox in accordance with the following percentage at the following address:

            Harry L. Fox  (8.34%)
            314 Lytton Ave., Suite 200
            Palo Alto, CA 94301

     IN WITNESS WHEREOF, Owners and Agent have executed this First Amendment effective as of the date first above written.

                                            "Owners"

                                            /s/ Richard R. Kelley, Jr.
                                            --------------------------
                                            Richard R. Kelley, Jr.

                                            /s/ Charles E. Hanger
                                            ---------------------
                                            Charles E. Hanger

                                            /s/ Faye E. Hanger
                                            ------------------
                                            Faye E. Hanger

                                            /s/ Harry L. Fox
                                            ----------------
                                            Harry L. Fox

                                            "Agent"

                                            Premier Properties Management, a
                                            California corporation

                                            By: /s/ James E. Baer, President
                                               -----------------------------
                                                    James E. Baer, President

                                            "HBK"

                                            Hare, Brewer & Kelley, Inc., a
                                            California corporation

                                            By: /s/ Richard Kelley
                                               -------------------

                                            Title:   President
                                                  --------------

Author:    Beverly Bellows
Date:      04-Oct-1990
Posted-date:  05-Oct-1990

                             FIRST LEASE AMENDMENT


           THIS AMENDMENT is made this 10 day of October, 1990 by and between RICHARD KELLEY, CHARLES HANGAR and HARE, BREWER, & KELLEY, INC., a California Limited Partnership ("Landlord") and DIGITAL EQUIPMENT CORPORATION, a Massachusetts Corporation ("Tenant").

                                  WITNESSETH

           Landlord and Tenant are parties to a OFFICE SPACE LEASE dated April 6, 1990 ("Lease") which leases property in the building commonly known as 335 Bryant Street, Palo Alto, California ("Premises"). Landlord and Tenant hereby agree that the Lease shall be amended in consideration of the mutual covenants set forth hereinafter and in accordance with the terms and conditions set forth herein:

           1. ARTICLE 1. TERM of the Lease is hereby amended to add the following:
                     The term of this Lease shall be extended from October 6, 1990 and shall now expire on October 31, 1990.

           2.  ARTICLE 4. RENT is hereby amended to add the following:

                     The extended term from October 7, 1990 to October 31, 1990 shall be at no monthly rent as defined in this Article. If Landlord and Tenant do not enter into a long-term lease of the Premises on or before March 1, 199_, Tenant shall pay rent for such period at the rate provided in the Lease.
           All other terms and conditions of the Lease shall remain in full force and effect.

           In Witness hereof, the parties hereto have set their hands to this Amendment as of the day and date first above written.

           LANDLORD:                            TENANT:
           RICHARD KELLEY, CHARLES HANGAR,      DIGITAL EQUIPMENT CORPORATION,
           HARE, BREWER & KELLEY, INC.          a Massachusetts Corporation
           Tenants-in-Common

           By: /s/ Richard Kelley               By: /s/ Don Sliwinski
              --------------------------------     -----------------------------
              Richard Kelley                                Property Development
                                                            Manager
           By: /s/ Charles Hangar
              --------------------------------
              Charles Hangar

           By: /s/ Hare, Brewer & Kelley, Inc.
              --------------------------------
              Hare, Brewer & Kelley, Inc.

                              OFFICE SPACE LEASE

                               335 BRYANT STREET
                             PALO ALTO, CA  94301


This Lease dated April 6, 1990, is entered into by and between Richard Kelley, Charles Mangar and Hare, Brewer, & Kelley, Inc., a California Limited Partnership as Landlord, and Digital Equipment Corporation as Tenant.


                                ARTICLE 1. TERM

The term ("Term") of this Lease shall be for six (6) months commencing April 7, 1990 and expiring October 6, 1990.


                              ARTICLE 2. PREMISES

     (a) The Premises consists of 8,426 rentable square feet of space on floors 1, 2, and 3 as shown on Exhibit A attached hereto and made a part hereof (Premises). It is understood that said Premises does not include approximately 462 rentable square feet occupied by Dr. Alan Bidle, Suite 100.

                                ARTICLE 3. USE

The Premises may be used for computer laboratories, conference rooms, offices, repair and service of computers and associated equipment and the storage thereof, and all other uses permitted by law. Tenant is also given the right to use in common with others the lobbies, entrances, stairs, elevators, restrooms and other public portions of the Building within the following exceptions:

     (1)  the garden area immediately adjacent to suite 100.

     (2)  The 1st floor lobby shall be used for ingress and egress only.

                                ARTICLE 4. RENT

The monthly rent payable to the Landlord for the Premises is Seventeen Thousand Six Hundred Ninety-Four and 60/100 ($17,694.60) payable on the first day of each month with the rent prorated for any portion of a month included within the Term. Tenant recognizes that late payment of any Rent or other sum due hereunder from Tenant to Landlord will result in administrative expenses to Landlord, the extent of such additional expenses being extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent or any other payment due hereunder from Tenant to Landlord remains unpaid five (5) days after said amount is due, the amount of such unpaid Rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in the amount of the maximum annual interest rate per annum permitted by law together with a daily administrative charge of twenty-five dollars ($25.00). Tenant agrees that such amount is a reasonable estimate of such loss and expense and may be charged by Landlord to defray such loss and expense. The amount of the late charge to be paid Landlord by Tenant on any unpaid Rent or other payment shall be reassessed and added to Tenant's obligation for each successive monthly period accruing after the date on which the late charge is initially imposed. The remedy provided in this article are in addition to any other remedies available to landlord at law or in equity by statute or otherwise.

                          ARTICLE 5. ADDITIONAL RENT

Tenant shall pay as additional rent hereunder, its prorata share of the agreed upon operating costs of the building, common area and real estate taxes.

Tenant hereby agrees to pay Landlord's base Cost for Operating Costs for the term of the Lease, which cost is $.72 per square foot of rentable space per month. It is agreed that for this sum all utilities and HVAC costs shall be paid. Said amount has been agreed to whether the cost as shall actually be incurred by Landlord during the Lease term is actually greater or less than the amount.

                              ARTICLE 6. SERVICES

Landlord covenants that Landlord shall supply or cause to be supplied to or for the use of the Premises, hot and cold running water for lavatory and drinking purposes, sewer services and electricity at current capacity and shall furnish heat and air conditioning to the standard set forth below, during the hours hereinafter set forth. Unless prevented by causes beyond Landlord's control, the services to be rendered by Landlord set forth in this Article 6, shall be provided twenty-four hours a day, seven days a week.

     (a) The heating system of the Premises will be adequate to heat all areas of the Premises to an inside temperature of seventy-five (75) degrees Fahrenheit when outside temperature is zero (0) degrees Fahrenheit.

     (b) The air conditioning system of the Premises will be adequate to cool all areas of the Premises serviced thereby to seventy-five (75) degrees Fahrenheit + or - two (2) degrees when relative humidity is fifty percent (50%) + or - five percent (5%) and the outside temperature is ninety-five (95) degrees D3 seventy three (73) degrees WE. Unless prevented by causes beyond Landlord's control, the services to be rendered by Landlord set forth in this Paragraph shall be provided between the hours of 7 o'clock AM and 6 o'clock P.M. Monday through Friday, and between 7 o'clock AM and 1 o'clock P.M. on Saturday, except holidays.

     (c) Landlord, at its sole cost and expense, and without any condition by Tenant, shall throughout the Term of the Lease perform all interior and exterior maintenance and make all interior and exterior repairs and replacements within and to the Premises, common areas, Building and all other improvements, Land and to all systems and utilities within Landlord's control, and to any and all portions thereof - electrical, mechanical, plumbing, heating, ventilating, and air conditioning - as needed to keep them or it in good working order and conditioning and operating to design capacity. Whether structural or nonstructural in nature, and whether ordinary or extraordinary or foreseen or unforeseen. This provision is not intended to release or relieve Tenant from payment for any such repair or replacement to the extent necessitated by the negligence or willful acts of Tenant, its agents, servants or employees.

                             ARTICLE 7. INSURANCE

Tenant shall maintain throughout the Term hereof Comprehensive General Liability Insurance, including Contractual Liability coverage, with respect to the Premises, in the amount of $1,000,000 combined single limit for bodily injury and property damage. A Certificate of Insurance shall be provided by Tenant upon request.

Tenant shall, upon timely receipt of written notice, defend and save the Landlord harmless from and against any all suits, claims, and demands arising out of injury or demand occurring in the Premises because of negligence or willful acts of Tenant, its agents, servants, or employees. In the event the Landlord is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Tenant as provided in this
Article 7, the Landlord shall give immediate written notice to Tenant and provide complete particulars known by the Landlord. The Landlord shall immediately forward to the Tenant every demand, notice, summons or other process received by Landlord or his representatives.

Tenant has the exclusive right and obligation to defend any action or proceeding wherein Landlord is entitled to indemnification hereunder and Tenant may settle any such claim, aim action or proceeding without Landlord's consent or approval. The Landlord will fully cooperate with the Tenant at no cost to Landlord in the defense or settlement of any claim, action, or proceeding. Landlord's failure to comply with its obligations under this Article releases Tenants from the obligation to indemnify Landlord hereunder. The provisions hereof do not and shall not relieve Landlord of the responsibility of liability for acts, neglect, fault or omission of Landlord, its agents, servants, employees or contractors which cause injury or death to persons or damage to property in, on, or about the Premises, Building or Land.

Landlord shall, throughout the Term, procure and carry at its sole cost and expense, a comprehensive liability policy in the same amounts and affording the same coverage that Tenant is required to provide hereunder and said policy shall contain a contractual liability endorsement insuring Landlord's indemnity under this Lease. Said insurance shall be carried with a responsible company authorized to do business in the State of California. A certificate evidencing such coverage shall be provided to Tenant at the commencement of this Lease.

Landlord agrees to maintain insurance coverage with a responsible insurance company authorized to do business in the State of California on the entire Building in which the Premises are located in an amount not less than the full replacement value of the Building. Such coverage shall insure against All Risks excluding flood and earthquake. Upon the request of Digital, Landlord will furnish a certificate of insurance evidencing the casualty coverage stated in this Article 7.

Landlord and Tenant hereby waive all causes of action and rights of recovery against each other and their respective agents, officers and employees for any loss occurring to the real or personal property of either of them regardless of cause or origin, to the extent of any recovery by either of them from any policy(s) of insurance. Landlord and Tenant agree that any property policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right to recover thereunder.

Landlord shall, upon timely receipt of written notice, defend and save Tenant harmless from and against any all suits, claims, and demands arising out of injury or damage occurring on, in or about the Premises, Building or Land because of the negligence or willful acts of Landlord, its agents, servants, employees or contractors. In the event the Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence which may result in indemnification by Landlord as provided in this Article 7, the Tenant shall give immediate written notice to Landlord and provide complete particulars known by the Tenant. The Tenant shall immediately forward to the Landlord every demand, notice, summons or other process received by Tenant or his representatives. The Tenant will fully cooperate with the Landlord in the defense or settlement of any claim, action or proceeding. The provisions hereof do not and shall not relieve Tenant of the responsibility for the acts, neglect, fault or omission of Tenant its agents, servants, employees or contractors which cause injury or death to persons or damage to property in, or about the Premises, Building or Land.

                         ARTICLE 8. ENTRY BY LANDLORD

Landlord may enter the Premises at reasonable hours with minimum of one (1) hour notice to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) supply janitor service and any other service to be provided by landlord to Tenant hereunder, (e) post notices of non responsibility and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility service or make repairs, alterations or improvements to any other portion of the Building, provided, however, that all such work shall be done as promptly as possible and, so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof. The Tenant is hereby granted the right of twenty-four (24) hour access to the Premises.

Tenant is hereby granted the right to change or install lock(s) on the interior door(s) of the Premises and at the end of the Term Tenant shall surrender the keys to such locks to Landlord.

                       ARTICLE 9. DAMAGE OR DESTRUCTION

In the event of any damage to any portion of the Premises or of the Building from fire or other casualty, insured or uninsured; or in the event of a taking of any portion of the Premises or of the Building or the Land by the exercise of the power of eminent domain or condemnation or the taking for a public or quasi-public use of any portion of the Premises, the Building or Land, this Lease shall terminate as of the date of the damage or the vesting of title or the taking of possession, actual or constructive, without the necessity of notice of termination from one party to the other. In such event, the rent payable hereunder shall be apportioned to the date of such damage, vesting, or taking and thereafter this Lease shall cease and determine and shall be of no further force and effect.

                               ARTICLE 10. LIENS

The Landlord hereby waives any lien upon Tenant's property in the Premises whether such lien is created by common law, by statute or otherwise and whether such lien may presently exist or may be created in the future. Tenant shall keep the premises and Building free of any mechanics liens or other liens.

                             ARTICLE 11. DEFAULTS

In the event of a default by either party hereunder, the non-defaulting party shall send written notice to the defaulting party specifying the nature of the default. The defaulting party shall have twenty (20) days from the date of such notice to cure the default or if such default is of such a nature that it cannot be cured within said twenty (20) day period, then the defaulting party shall promptly commence the curing thereof within said twenty (20) day period and shall thereafter proceed with due diligence to cure the same. If the default creates an emergency, the twenty (20) day period shall not be applicable thereto and non-defaulting party may immediately take all reasonable measures to cure the default and the defaulting party shall reimburse the non-defaulting party therefor upon presentation of receipted bills. In the event Landlord does not reimburse Tenant pursuant to the immediately preceding sentence, Tenant shall have the right to deduct the cost thereof from the next and succeeding installments of rent. In the event of a dispute between Landlord and Tenant as to the correctness of Tenant's invocation of its right of self-help herein contained, it is hereby agreed that Landlord shall not have the right to evict Tenant from the Premises if it is determined by a court that Tenant has incorrectly invoked its right to self-help, and Landlord agrees that its only remedy is such instances is for Tenant to pay to Landlord the withheld rental amounts within fifteen (15) days of any determination that Tenant was incorrect in invoking its right to self-help.

                            ARTICLE 12. ALTERATIONS

     (a) Tenant may make any non structural interior alterations desired during the Term of the Lease if the costs of such alterations do not exceed $25,000.00 in any one instance. Any structural alterations or alterations costing in excess of $25,000 in any one instance, shall require the consent of Landlord which consent shall not be unreasonably withheld or denied and which shall be deemed given if not denied within ten (10) days. At the request of Landlord at lease termination Lessee shall restore the space to a standard office area.

     (b) Any alteration, additions, or improvement shall be made promptly and in a good workman like manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such alteration, addition or improvement shall be paid by Tenant, so that the Premises and any improvements at anytime located thereon shall at all times be free of liens for services performed, labor and material supplied or claimed to
have been [     ]. Before any alteration, additional improvement shall be
commenced, Tenant shall pay the amount of any increase in premiums on insurance policies (provided for under this Lease) on account of endorsement to be made thereon covering the risk during the course of such alteration, addition or improvement.

                     ARTICLE 13. INTERRUPTION OF SERVICES


In the event that the utilities or services which Landlord is obligated hereunder to provide to the Premises are interrupted such that they are provided only intermittently or such utilities or services altogether cease to be provided to the Premises for any reason whatsoever for a period of five (5) consecutive days, Tenant at the end of such period ("Non-Service Period") has the right to cancel and terminate this Agreement by giving written notice to the Landlord within ten (10) days of the end of the Non-Service Period, and this Agreement shall be canceled and terminated on the date set forth in such notice, provided such date shall be no more than fifteen (15) days from the date of the notice. If the Tenant or anyone claiming under the Tenant shall remain in possession of the Premises or any part thereof after expiration of the term of this Agreement, or any extension thereof, without any agreement in writing between the Landlord and the Tenant with respect thereto, such possession shall be deemed a month to month tenancy under all terms, covenants and conditions of this Agreement except that such tenancy may be terminated upon thirty (30) days written notice from one party to the other.

At any time and from time to time during the term of this Lease during normal business hours and whether or not Tenant is in default hereunder, the Tenant may remove any or all of the Tenant's property from the Premises. Upon the expiration or earlier termination of this Lease, the Tenant will remove all of its property from the Premises; if within ten (10) days after such expiration or termination, Tenant shall not have removed its property it shall be deemed abandoned by Tenant. During such ten (10) day period Tenant shall pay to Landlord rent. Tenant shall pay the reasonable costs to repair any damage caused to the Premises or to the Building by the removal of Tenant's property. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant paying the rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises demised hereby.

The Tenant shall, at the expiration of the Term of this Lease, peaceably yield up to the Landlord the Premises and all additions made upon the same by the Landlord, in as good repair as at the commencement of the Term, damage by fire or other casualty, reasonable wear and tear and any damage that is not the responsibility of Tenant hereunder excepted.

                              ARTICLE 14.  NOTICE

All notices, demands, and requests, hereunder shall be sent in writing by certified or registered mail, return receipt requested, postage prepaid as follows:

Landlord to Tenant:

Jim Robbins, Manager
Northern California Administration
Digital Equipment Corporation
800 El Camino Real
Mountain View, California

with a copy to:

Manager, U.S. Property Development
2352 Main Street
Concord, Massachusetts 01742

Tenant to Landlord:

Hare, Brewer & Kelley, Inc.
Property Management Department
305 Lytton Avenue
Palo Alto, CA 94301

with a copy to:

Richard Kelley
C/O Hare, Brewer & Kelley, Inc.


                       ARTICLE 15.  HAZARDOUS SUBSTANCES

     (a)    "HAZARDOUS SUBSTANCE" means any substance, waste or material which
            ---------- ----------
is deemed hazardous, toxic, a pollutant or contaminant, under any federal, state or local statute, law, ordinance, rule regulation, or judicial or administrative order or decision, now or hereunder in effect.

"HAZARDOUS SUBSTANCE ON THE PREMISES" means any hazardous substance present in
---------- --------- -- --- ---------
or on the Premises including, without imitation, in or on the surface or beneath the Premises, the surface water or under ground water, and in or on any improvement or part thereof at or beneath the surface of the Premises.

"APPLICABLE LAW" shall mean all federal, state and local statutes, laws,
----------- ----
ordinances, rules and regulations and judicial and administrative orders, rulings and decisions that are applicable now or in the future to the Premises or any portion thereof or to any activity which shall take place thereon.

"PREMISES" for purposes of this Article 15, only, Premises includes the
----------
Building, other improvements and the Land on which they are located.

      (b) Landlord has never generated, stored, disposed of or otherwise handled any Hazardous Substance on the Premises in any fashion contrary to Applicable Law and Landlord shall not generate, store, dispose of or otherwise handle any Hazardous Substance on the Premises in any fashion contrary to Applicable Law. Landlord is, to the best of its knowledge, not aware of the generation, storage, disposal or other handling of any Hazardous Substance on the Premises by anyone else in any fashion contrary to Applicable Law. Landlord also is, to the best of its knowledge, not aware of the presence of any Hazardous Substance on the Premises which may require remedial action under Applicable Law or may pose a threat to human health or the environment.
Landlord hereby grants Tenant the right to perform environmental testing at the Premises throughout the term of this Lease including but not limited to removal and analysis of ground water, surface water and soil, which testing shall be performed by a company mutually acceptable to both parties. Tenant shall restore any areas on the Premises affected by such testing to the grade which existing immediately prior to such testing.

     (c) Landlord is not aware of any underground storage tanks on the Premises and is not aware of any asbestos currently located at the Premises.

     (d) There are no transformers or other equipment on the Premises which contain PCBs, and Landlord shall not bring any such equipment onto the Premises during the term of this Lease.

     (e) Landlord shall defend, indemnify and hold harmless Tenant from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including, without limitations, attorneys' fees, consultants' fees, and clean-up costs, resulting from the presence of any Hazardous Substance on the Premises, or arising out of the generation, storage, treatment, handling, transportation, disposal or release, other than by Tenant, of any Hazardous Substance at or near the Premises, or arising out of any violation(s) other than by Tenant, of any Applicable Law regarding Hazardous Substances.

In the event Landlord breaches any of the representations or warranties listed above or in the event any such representation or warranty proves to be false or in the event there is the presence of any Hazardous Substance on the Premises providing such presence is not the result of Tenant's breach of its covenants in this Paragraph, then in each of the foregoing instances, Tenant shall have the additional right, at its option and in addition to any other right hereunder or at law or in equity, to terminate this Lease without liability therefor.

                                   EXHIBIT C


                            Plan of Sublet Premises



                            [GRAPHIC APPEARS HERE]



                          Business Enterprise Cluster


                      UCB - 335 BRYANT ST. - FIRST FLOOR

                            [GRAPHIC APPEARS HERE]



                          Business Enterprise Cluster

                      UCB - 335 BRYANT ST. - SECOND FLOOR

                            [GRAPHIC APPEARS HERE]



                          Business Enterprise Cluster

                      UCB - 335 BRYANT ST. - THIRD FLOOR

     (f) Tenant's Warranties/Reps: Tenant shall not generate, store, dispose of or otherwise handle any Hazardous Substance on the Premises in any fashion contrary to Applicable Law.

Landlord will not create or permit to be created or if created, to remain in effect as a result of work done for or materials supplied to Landlord in or for the Premises or for the Building or Land and/or other improvements, including any work being performed by Landlord on behalf of Tenant, and Landlord will discharge or will bond, any such lien, encumbrance, or charge arising therefrom which may be a lien or encumbrance upon the Premises, Building or Land.


                          ARTICLE 16.  MISCELLANEOUS

Landlord represents and warrants to Tenant that it is the owner of the Premises, the Building and the Land and has full power and authority to enter into and perform under this Lease. Landlord further represents and warrants that all requisite approvals and consents have been obtained for the execution and delivery of and performance by Landlord hereunder.

Tenant hereby agrees to pay Hare, Brewer & Kelley upon execution of this Lease Agreement the lump sum payment of Ten Thousand Dollars and no cents ($10,000.00) as consideration for costs associated with the existing tenant in these premises vacating said premises by the commencement date of this Lease Agreement. Hare, Brewer & Kelley, Inc. hereby agrees to analyze the costs of its move including the costs of furniture movers, telephone charges and computer move and hook up and to rebate any excess over cost and beneath the $10,000.00 to Digital.

DIGITAL EQUIPMENT CORPORATION

BY: /s/ Edward B. Reiss
   -----------------------------
Edward B. Reiss, Manager
U.S. Property Manager

This Lease is agreed to and accepted this  6th day of   April  , 1990.
                                          -----       ---------

/s/ Richard R. Kelley, Jr.
-----------------------------
Richard Kelley

/s/ Charles Hangar
-----------------------------
Charles Hangar

/s/ William K. Kelley
-----------------------------
Hare, Brewer & Kelley, Inc.

                                   EXHIBIT C
                                   ---------

                 FIRST AMENDMENT TO AMENDED AND RESTATED LEASE

     This First Amendment to Amended and Restated Lease is entered into by and between Richard R. Kelley, Jr., Charles E. Hanger, Faye E. Hanger and Harry L. Fox ("Landlord") and Digital Equipment Corporation, a Massachusetts corporation ("Tenant") effective as of November 1, 1991.

                                   RECITALS
                                   --------

     A. This First Amendment to Amended and Restated Lease (this "First Amendment") modifies that certain Amended and Restated Lease by and between Richard R. Kelley, Jr., Charles E. Hanger, Faye E. Hanger and Hare, Brewer and Kelley, Inc. and Tenant effective December 1, 1990 (the "Lease"), for the property located at 335 Bryant Street, Palo Alto, California. All terms used in this First Amendment shall have the same meaning ascribed to them in the Lease unless expressly defined herein.

     B. In further consideration of efforts by Landlord to secure a refinancing of the property subject to the Lease, Landlord and Tenant have agreed to make certain modifications to the Lease.

     C. All capitalized terms not defined in this First Amendment shall have the meanings assigned to them in the Lease.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease shall be and hereby is amended as follows:

     1.    Amendment of Article I. Paragraphs 1(c), 1(d), 1(j) and 1(q).
           ------------------------------------------------------------
Paragraphs 1(c), 1(j) and 1(q) of Article I of the Lease are deleted in their entirety and there shall be inserted in their place the following:

           (c)   Demised Premises: The entire Building containing a total of
                 ----------------
     nine thousand two hundred eighty-four (9,284) rentable square feet.

           (d)   Date of Execution: As of December 1, 1990.
                 -----------------

           (j)   Landlord: Richard R. Kelly, Jr., a married man as his separate
                 --------
        property, Charles E. Hanger and Faye E. Hanger, husband and wife as community property and Harry L. Fox, a single man. Such parties are bound by an Agreement Between Co-owners dated December 1, 1990 and amended by the First Amendment thereto dated as of July 8, 1991 governing their relationship as co-owners of the Land and Building. A memorandum of such Agreement was recorded February 7, 1991, and a memorandum of such First Amendment to such Agreement shall be recorded promptly.

          (q)  Tenant's Share: Tenant's Share shall equal 100%.
               --------------
     2.   Amendment of Article II. Paragraphs (2) and (3). Paragraphs (2) and
          -----------------------------------------------
(3) of Article II of the Lease are deleted in their entirety and there shall be inserted in their place the following:

          2.   No Conditions Precedent. There are no unsatisfied conditions to
               -----------------------
          the effectiveness of the Lease.

          3.   Description of Demised Premises. Landlord hereby leases to Tenant
               -------------------------------
          and Tenant hereby takes from Landlord the entire Building containing a total of nine thousand two hundred eighty-four (9,284) rentable square feet.

     3.   Amendment of Article IV. Paragraph 4. Paragraph 4 of Article IV of the
          ------------------------------------
Lease is deleted in its entirety and there shall be inserted in its place the following:

          4.  Minimum Rent. Notwithstanding any other provisions of this Lease
              ------------
allowing for abatement, set-off or other reduction in Base Rent, other than pursuant to Article VIII, Paragraph 2(b), Article XII, Paragraph 8 or Article XIII, Paragraph 4, Tenant shall be required to pay a minimum amount of Base Rent (the "Minimum Base Rent") equal to Sixteen Thousand Dollars ($16,000) per month.

     4.   Amendment of Article VIII, Paragraph 2(b). of Article VIII of the
          -----------------------------------------
Lease shall be deleted in its entirety and there shall be inserted in its place the following:

          (b)  Interior Improvement Allowance. Landlord shall pay to Tenant an
               ------------------------------
improvement allowance for use in construction of the Interior Improvements equal to Two Hundred Eighty-Two Thousand Eight Hundred Forty Dollars ($282,840) ("Improvement Allowance"). Landlord shall pay the Improvement Allowance to Tenant upon the closing of a refinancing by Landlord of the existing monetary encumbrances on the Land and Building, provided that no mechanics' liens or similar liens for labor or material supplied to the Interior Improvements have been filed or asserted against the Demised Premises. Landlord shall use its best efforts to obtain such refinancing within nine (9) months after the Date of Execution. The unpaid balance of the Improvement Allowance shall be increased by one percent (1%) for each month that payment of the Improvement Allowance is delayed beyond nine (9) months after Date of Execution, prorated for any partial month on the basis of a thirty (30) day month. Notwithstanding the provisions of
Article IV, Paragraph 4, if payment of
     the Improvement Allowance is delayed beyond twelve (12) months after the Date of Execution, Tenant may deduct the remaining balance of the Improvement Allowance from the net payments of Rent coming due according to the following schedule: (i) Tenant may deduct all but Ten Thousand Dollars ($10,000) from the first such Base Rent payment all but the Minimum Additional Rent from the first such Additional Rent payment, (ii)Tenant may deduct all but Five Thousand Dollars ($5,000) from the next such Base Rent payment and all but the Minimum Additional Rent from the next such Additional Rent payment, and (iii) Tenant may deduct all of each remaining Base Rent payment and all but the Minimum Additional Rent from each remaining Additional Rent payment, until Tenant has recovered the remaining unpaid balance of the Improvement Allowance. Tenant shall be responsible for payment of all Improvement Costs in excess of the Improvement Allowance.

     5.   Amendment of Article XV, Paragraph 2.  The third sentence of Paragraph
          ------------------------------------
2 of Article XV of the Lease is amended to read as follows:

     If, upon review of such balance sheet or such notice of change, Tenant reasonably concludes that the financial status of any Landlord has been materially impaired in a manner which would adversely affect the ability of Tenant to enforce its Purchase Option pursuant to Article XXIX, Paragraph 2 of this Lease, then Tenant's Purchase Option pursuant to Article XXIX, Paragraph 2 shall be accelerated on the following terms:

     6.   Amendment of Article XXI, Paragraph 3.  Paragraph 3 of Article XXI of
          -------------------------------------
the Lease is deleted in its entirety and there shall be inserted in its place the following:

          3.   Landlord Default Under Allstate Loan.  Landlord proposes to enter
               ------------------------------------
     into a Mortgage of the Property with Allstate Life Insurance Company ("Allstate"). If Allstate gives any notice of default pursuant to the Allstate Mortgage to Landlord, Landlord shall provide a copy of such notice to Tenant and shall also appraise Tenant of Landlord's plans (if any) for curing such default and with evidence of any payments made by Landlord to Allstate or other actions taken by Landlord to cure such default. If a default by Landlord pursuant to the Allstate Mortgage is not cured by Landlord within the allowable cure periods contained therein, a material adverse change in Landlord's financial position shall be deemed to have occurred which shall entitle Tenant to accelerate its Purchase Option on the terms set forth in Paragraph 2 of Article XV. Tenant may at its option cure any monetary default by Landlord pursuant to the Allstate Mortgage, during the period that Landlord is entitled to cure such default under the Allstate Mortgage. If landlord does not reimburse Tenant for the cost of any such cure by Tenant of a monetary default pursuant to the Allstate Mortgage which does not also constitute a default by Tenant pursuant to this Lease, on or before the date monthly Base Rent is next due under this Lease, then Tenant may deduct such amounts from Base Rents until Tenant has been fully reimbursed, provided that Tenant shall continue to pay in any event monthly Base Rent at least equal to 100% of the monthly debt service payments then due pursuant to the Allstate Mortgage. In no event shall Tenant have any obligation to cure any default of Landlord under the Allstate Mortgage, or to repeatedly cure any such default that Tenant has once cured.

     7.   Amendment of Article XXIX, Paragraph 2. The first sentence of
          --------------------------------------
Paragraph 2 of Article XXIX is amended to read as follows:

     In consideration of the execution by Tenant of this Lease, Landlord hereby grants to Tenant the one-time option to purchase the Property (the "Purchase Option"), at the price and upon the terms set forth in this
     Article XXIX, Paragaraph 2, by giving written notice (the "Notice of Exercise") to Landlord no earlier than December 1, 1998 and no later than November 30, 1999, provided that this Lease is still in full force and effect.

     8.   Amendment of Article XXIX, Paragraph 2(m).  Paragraph 2(m) of Article
          ----------------------------------------
of XXIX is amended to read as follows:

          (m)  Failure to Purchase:  If Tenant shall give the Notice of Exercise
               -------------------
          to Landlord and thereafter shall fail to purchase the Property in accordance with the terms of this Article XXIX, Paragraph 2, this Lease shall remain in full force and effect. If such failure by Tenant occurs despite the fulfillment of all conditions to closing for Tenant's benefit contained in this Article XXIX, Paragraph 2, Tenant shall have no further right pursuant to this Lease to purchase the Property from Landlord, and Tenant shall be liable to Landlord for all damage incurred by Landlord as the result of Tenant's failure to so purchase the Property; and Tenant shall deliver to Landlord at no charge copies of all surveys, tests, investigations, studies, reports and analyses performed by Tenant or its employees, contractors, consultants, servants and agents in connection with Tenant's investigation of the Property. If Landlord fails to sell the Property to Tenant despite the fulfillment of all conditions to closing for Landlord's benefit contained in this Article XXIX, Paragraph 2, Landlord shall be liable to Tenant for all damage incurred by Tenant as the result of Landlord's failure to sell the Property, or Tenant may pursue specific performance of its Purchase Option.

          9.   No Conflict.  Except as amended by this First Amendment, the
               -----------
terms and conditions of the Lease shall remain in full force and effect and are hereby ratified, affirmed and approved. In the event of any conflict between the terms of the Lease and this First Amendment, this First Amendment shall govern and control. This First Amendment shall be interpreted and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment effective as of the date first above written.



                                       "Landlord"


Date:     11/27/91                      /s/ Richard R. Kelley, Jr.
     -------------------------          -----------------------------
                                        Richard R. Kelley, Jr.

Date:     12/2/91                       /s/ Charles E. Hanger
     -------------------------          -----------------------------
                                        Charles E. Hanger

Date:     12/2/91                       /s/ Faye E. Hanger
     -------------------------          -----------------------------
                                        Faye E. Hanger

Date:     11/27/97                      /s/ Harry L. Fox
     -------------------------          -----------------------------
                                        Harry L. Fox



                                       "Tenant"


                                       Digital Equipment Corporation, a
                                       Massachussets corporation

Date:                                  By:
     -------------------------            ----------------------------

                                       Its:
                                           ---------------------------
binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment effective as of the date first above written.

                                       "Landlord"


Date:
     -------------------------         ------------------------------
                                       Richard R. Kelley, Jr.

Date:
     -------------------------         ------------------------------
                                       Charles E. Hanger

Date:
     -------------------------         ------------------------------
                                       Faye E. Hanger

Date:
     -------------------------         ------------------------------
                                       Harry L. Fox

                                       "Tenant"

                                       Digital Equipment Corporation, a
                                       Massachusetts corporation


Date:     Nov 25, 1991                 By:  [SIGNATURE APPEARS HERE]
     -------------------------            ----------------------------

                                       Its:  US Development Manager
                                           ---------------------------

                                   EXHIBIT D

                    Telecommunications Equipment Inventory


Telephone Switch:               Northern Telecom Model M1 Option 21
Software:                       Ver/Rel-XII Gen 1011 Res. 17.71
Signaling Information:          Type (TT or MF)
                                Start Dial signal to PBX-Wink
                                Start Dial signal from PBX-ground
Battery Back-up:                6 hours
Available Ports:                Digital: 75
                                Analog: 7
Trunks:                         Outgoing: 12 (for 305 Lytton Avenue)
                                Incoming: 20 DID's

Northern Telecom Handsets:      Model#                  Quantity
                                ------                  --------
                                2008                    18
                                2616 (without display)  8
                                Unity                   1
                                500                     2
professional advisors. Tenant may disclose such terms and conditions to prospective assignees and subtenants of Tenant. Landlord may disclose such terms and conditions to prospective lenders and purchasers of the Property. When any permitted disclosure is made pursuant to this paragraph 20, the party making the disclosure shall do so only on the condition that the third party receiving the disclosure agrees to keep such terms and conditions confidential.

     21.   No Other Tenant a Third Party Beneficiary. No tenant of the Building
           -----------------------------------------
other than Tenant and its permitted subtenants and assignees may claim the benefits of any provision of this Lease.

     IN WITNESS WHEREOF, the parties have duly executed this Lease as of this _______ day of _________, 1990.


                                           LANDLORD:


                                           /s/ Richard R. Kelley, Jr.
                                           ----------------------------------
                                           Richard R. Kelley, Jr.


                                           /s/ Charles E. Hanger
                                           ----------------------------------
                                           Charles E. Hanger


                                           /s/ Faye E. Hanger
                                           ----------------------------------
                                           Faye E. Hanger


                                           HARE, BREWER & KELLEY, INC.,
                                           a California corporation


                                           By: [SIGNATURE APPEARS HERE]
                                               ------------------------------

                                           Its:       President
                                               ------------------------------


                                           TENANT:

                                           DIGITAL EQUIPMENT
                                           CORPORATION, a Massachusetts
                                           corporation.


                                           By:
                                               ------------------------------

                                           Its:
                                               ------------------------------


                                      57
professional advisors. Tenant may disclose such terms and conditions to prospective assignees and subtenants of Tenant. Landlord may disclose such terms and conditions to prospective lenders and purchasers of the Property . When any permitted disclosure is made pursuant to this paragraph 20, the party making the disclosure shall do so only on the condition that the third party receiving the disclosure agrees to keep such terms and conditions conditional.

     21. No Other Tenant a Third Party Beneficiary. No tenant of the Building
         -----------------------------------------
other than Tenant and its permitted subtenants and assignees may claim the benefits of any provision of this Lease.

     IN WITNESS WHEREOF, the parties have duly executed this Lease as of this___ day of ________, 1990.

                                            LANDLORD:



                                            -----------------------------
                                            Richard R. Kelley, Jr.


                                            -----------------------------
                                            Charles E. Hanger


                                            -----------------------------
                                            Faye E. Hanger


                                            HARE, BREWER & KELLEY, INC.,
                                            a California corporation


                                            By: /s/ Richard R. Kelley, Jr.
                                               --------------------------

                                            Its. President
                                                -------------------------

                                            TENANT:

                                            DIGITAL EQUIPMENT
                                            CORPORATION, a Massachusetts
                                            corporation,

                                            By:  [SIGNATURE APPEARS HERE]
                                               --------------------------

                                            Its: US Development Manager
                                                -------------------------

                                   EXHIBIT C
                                   ---------

                           Legal Description of Land

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, CITY OF PALO ALTO AND IS DESCRIBED AS FOLLOWS:

     PARCEL A AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED DECEMBER 28, 1979 IN BOOK 456, PAGE 44 OF MAPS, RECORDS OF SANTA CLARA COUNTY, CALIFORNIA.

                                   EXHIBIT D
                                   ---------

                              OFFICE SPACE LEASE

                               335 BRYANT STREET
                             PALO ALTO, CA  94301

This Lease dated April 6, 1990, is entered into by and between Richard Kelley, Charles Hangar and Hare, Brewer, & Kelley, Inc., a California Limited Partnership as Landlord, and Digital Equipment Corporation as Tenant.

                               ARTICLE 1. TERM

The term ("Term") of this Lease shall be for six (6) months commencing April 7, 1990 and expiring October 6, 1990.

                              ARTICLE 2. PREMISES

     (a) The Premises consists of 8,426 rentable square feet of space on floors 1, 2, and 3 as shown on Exhibit A attached hereto and made a part hereof (Premises). It is understood that said Premises does not include approximately 462 rentable square feet occupied by Dr. Alan Sidle, Suite 100.

                                ARTICLE 3. USE

The Premises may be used for computer laboratories, conference rooms, offices, repair and service of computers and associated equipment and the storage thereof, and all other uses permitted by law. Tenant is also given the right to use in common with others the lobbies, entrances, stairs, elevators, restrooms and other public portions of the Building within the following exceptions:

     (1) the garden area immediately adjacent to suite 100.

     (2) The 1st floor lobby shall be used for ingress and egress only.

                                ARTICLE 4. RENT

The monthly rent payable to the Landlord for the Premises is Seventeen Thousand Six Hundred Ninety-Four and 60/100 ($17,694.60) payable on the first day of each month with the rent prorated for any portion of a month included within the Term. Tenant recognizes that late payment of any Rent or other sum due hereunder from Tenant to Landlord will result in administrative expenses to Landlord, the extent of such additional expenses being extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent or any other payment due hereunder from Tenant to Landlord remains unpaid five (5) days after said amount is due, the amount of such unpaid Rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in the amount of the maximum annual interest rate per annum permitted by law together with a daily administrative charge of twenty-five dollars ($25.00). Tenant agrees that such amount is a reasonable estimate of such loss and expense and may be charged by Landlord to defray such loss and expense. The amount of the late charge to be paid Landlord by Tenant on any unpaid Rent or other payment shall be reassessed and added to Tenant's obligation for each successive monthly period accruing after the date on which the late charge is initially imposed. The remedy provided in this article are in addition to any other remedies available to landlord at law or in equity by statute or otherwise.

                          ARTICLE 5. ADDITIONAL RENT

Tenant shall pay as additional rent hereunder, its prorata share of the agreed upon operating costs of the building, common area and real estate taxes.

Tenant hereby agrees to pay Landlord's base Cost for Operating Costs for the term of the Lease, which cost is $.72 per square foot of rentable space per month. It is agreed that for this sum all utilities and HVAC costs shall be paid. Said amount has been agreed to whether the cost as shall actually be incurred by Landlord during the Lease term is actually greater or less than the amount.

                              ARTICLE 6. SERVICES

Landlord covenants that Landlord shall supply or cause to be supplied to or for the use of the Premises, hot and cold running water for lavatory and drinking purposes, sewer services and electricity at current capacity and shall furnish heat and air conditioning to the standard set forth below, during the hours hereinafter set forth. Unless prevented by causes beyond Landlord's control, the services to be rendered by Landlord set forth in this Article 6, shall be provided twenty-four hours a day, seven days a week.

     (a) The heating system of the Premises will be adequate to heat all areas of the Premises to an inside temperature of seventy-five (75) degrees Fahrenheit when outside temperature is zero (0) degrees Fahrenheit.

     (b) The air conditioning system of the Premises will be adequate to cool all areas of the Premises serviced thereby to seventy-five (75) degrees Fahrenheit + or - two (2) degrees when relative humidity is fifty percent (50%) + or - five percent (5%) and the outside temperature is ninety-five (95) degrees DB seventy three (73) degrees WB. Unless prevented by causes beyond Landlord's control, the services to be rendered by Landlord set forth in this Paragraph shall be provided between the hours of 7 o'clock AM and 6 o'clock P.M. Monday through Friday, and between 7 o'clock AM and 1 o'clock P.M. on Saturday, except holidays.

     (c) Landlord, at its sole cost and expense, and without any condition by Tenant, shall throughout the Term of the Lease perform all interior and exterior maintenance and make all interior and exterior repairs and replacements within and to the Premises, common areas, Building and all other improvements, Land and to all systems and utilities within Landlord's control, and to any and all portions thereof - electrical, mechanical, plumbing, heating, ventilating, and air conditioning - as needed to keep them or it in good working order and conditioning and operating to design capacity. Whether structural or nonstructural in nature, and whether ordinary or extraordinary or foreseen or unforeseen. This provision is not intended to release or relieve Tenant from payment for any such repair or replacement to the extent necessitated by the negligence or willful acts of Tenant, its agents, servants or employees.

                             ARTICLE 7. INSURANCE

Tenant shall maintain throughout the Term hereof Comprehensive General Liability Insurance, including Contractual Liability coverage, with respect to the Premises, in the amount of $1,000,000 combined single limit for bodily injury and property damage. A Certificate of Insurance shall be provided by Tenant upon request.

Tenant shall, upon timely receipt of written notice, defend and save the Landlord harmless from and against any all suits, claims, and demands arising out of injury or demand occurring in the Premises because of negligence or willful acts of Tenant, its agents, servants, or employees. In the event the Landlord is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Tenant as provided in this
Article 7, the Landlord shall give immediate written notice to Tenant and provide complete particulars known by the Landlord. The Landlord shall immediately forward to the Tenant every demand, notice, summons or other process received by Landlord or his representatives.

Tenant has the exclusive right and obligation to defend any action or proceeding wherein Landlord is entitled to indemnification hereunder and Tenant may settle any such claim, aim action or proceeding without Landlord's consent or approval. The Landlord will fully cooperate with the Tenant at no cost to Landlord in the defense or settlement of any claim, action, or proceeding. Landlord's failure to comply with its obligations under this Article releases Tenants from the obligation to indemnify Landlord hereunder. The provisions hereof do not and shall not relieve Landlord of the responsibility of liability for acts, neglect, fault or omission of Landlord, its agents, servants, employees or contractors which cause injury or death to persons or damage to property in, on, or about the Premises, Building or Land.

Landlord shall throughout the Term, procure [ ] carry at its sole cost and expense, a comprehensive liability policy in the same amounts and affording the same coverage that Tenant is required to provide hereunder and said policy shall contain a contractual liability endorsement insuring Landlord's indemnity under this Lease. Said insurance shall be carried with a responsible company authorized to do business in the State of California. A certificate evidencing such coverage shall be provided to Tenant at the commencement of this Lease.

Landlord agrees to maintain insurance coverage with a responsible insurance company authorized to do business in the State of California on the entire Building in which the Premises are located in an amount not less than the full replacement value of the Building. Such coverage shall insure against All Risks excluding flood and earthquake. Upon the request of Digital, Landlord will furnish a certificate of insurance evidencing the casualty coverage stated in this Article 7.

Landlord and Tenant hereby waive all causes of action and rights of recovery against each other and their respective agents, officers and employees for any loss occurring to the real or personal property of either of them regardless of cause or origin, to the extent of any recovery by either of them from any policy(s) of insurance. Landlord and Tenant agree that any property policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right to recover thereunder.

Landlord shall, upon timely receipt of written notice, defend and save Tenant harmless from and against any all suits, claims, and demands arising out of injury or damage occurring on, in or about the Premises, Building or Land because of the negligence or willful acts of Landlord, its agents, servants, employees or contractors. In the event the Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence which may result in indemnification by Landlord as provided in this Article 7, the Tenant shall give immediate written notice to Landlord and provide complete particulars known by the Tenant. The Tenant shall immediately forward to the Landlord every demand, notice, summons or other process received by Tenant or his representatives. The Tenant will fully cooperate with the Landlord in the defense or settlement of any claim, action or proceeding. The provisions hereof do not and shall not relieve Tenant of the responsibility of liability for the acts, neglect, fault or omission of Tenant its agents, servants, employees or contractors which cause injury or death to persons or damage to property in, or about the Premises, Building or Land.

                         ARTICLE 8.  ENTRY BY LANDLORD

Landlord may enter the Premises at reasonable hours with minimum of one (1) hour notice to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) supply janitor service and any other service to be provided by landlord to Tenant hereunder, (e) post notices of non responsibility and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility service or make repairs, alterations, or improvements to any other portion of the Building, provided, however, that all such work shall be done as promptly as possible and, so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof. The Tenant is hereby granted the right of twenty-four (24) hour access to the Premises.

Tenant is hereby granted the right to change or install lock (a) on the interior door(s) of the Premises and at the end of the Term Tenant shall surrender the keys to such locks to Landlord.

                       ARTICLE 9.  DAMAGE OR DESTRUCTION

In the event of any damage to any portion of the Premises or of the Building from fire or other casualty, insured or uninsured; or in the event of a taking of any portion if the Premises or of the Building or the Land by the exercise of the power of eminent domain or condemnation or the taking for a public or quasi-public use of any portion of the Premises, the Building or Land, this Lease shall terminate as of the date of the damage or the vesting of title or the taking of possession, actual or constructive, without the necessity of notice of termination from one party to the other. In such event, the rent payable hereunder shall be apportioned to the date of such damage, vesting, or taking and thereafter this Lease shall cease and determine and shall be of no further force and effect.

                              ARTICLE 10.  LIENS

The Landlord hereby waives any lien upon Tenant's property in the Premises whether such lien is created by common law, by statute or otherwise and whether such lien may presently exist or may be created in the future. Tenant shall keep the premises and Building free of any mechanics liens or other liens.

                             ARTICLE 11.  DEFAULTS

In the event of a default by either party hereunder, the non-defaulting party shall send written notice to the defaulting party specifying the nature of the default. The defaulting party shall have twenty (20) days from the date of such notice to cure the default or if such default is of such a nature that it cannot be cured within said twenty (20) day period, then the defaulting party shall promptly commence the curing thereof within said twenty (20) day period and shall thereafter proceed with due diligence to cure the same. If the default creates an emergency, the twenty (20) day period shall not be applicable thereto and non-defaulting party may immediately take all reasonable measures to cure the default and the defaulting party shall reimburse the non-defaulting party therefor upon presentation of receipted bills. In the event Landlord does not reimburse Tenant pursuant to the immediately preceding sentence, Tenant shall have the right to deduct the cost thereof from the next and succeeding installments of rent. In the event of a dispute between Landlord and Tenant as to the correctness of Tenant's invocation of its right of self-help herein contained, it is hereby agreed that Landlord shall not have the right to evict Tenant from the Premises if it is determined by a court that Tenant has incorrectly invoked its right to self-help, and Landlord agrees that its only remedy in such instances is for Tenant to pay to Landlord the withheld rental amounts within fifteen (15) days of any determination that Tenant was incorrect in invoking its right to self-help.

                           ARTICLE 12.  ALTERATIONS

     (a) Tenant may make any non structural interior alterations desired during the Term of the Lease if the costs of such alterations do not exceed $25,000.00 in any one instance. Any structural alterations or alterations costing in excess of $25,000 in any one instance, shall require the consent of Landlord which consent shall not be unreasonably withheld or denied and which shall be deemed given if not denied within ten (10) days. At the request of Landlord at lease termination Lessee shall restore the space to a standard office area.

     (b) Any alteration, additions, or improvement shall be made promptly and in a good workman like manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such alteration, addition or improvement shall be paid by Tenant, so that the Premises and any improvements at anytime located thereon shall at all times be free of liens for services performed, labor and material supplied or claimed to have been supplied. Before any alterations, additions or improvement shall be commenced, Tenant shall pay the amount of any increase in premiums on insurance policies (provided for under this Lease) on account of endorsement to be made thereon covering the risk during the course of such alteration, addition or improvement.


                     ARTICLE 13.  INTERRUPTION OF SERVICES

In the event that the utilities or services which Landlord is obligated hereunder to provide to the Premises are interrupted such that they are provided only intermittently or such utilities or services altogether cease to be provided to the Premises for any reason whatsoever for a period of five (5) consecutive days, Tenant at the end of such period ("Non-Service Period") has the right to cancel and terminate this Agreement by giving written notice to the Landlord within ten (10) days of the end of the Non-Service Period, and this Agreement shall be canceled and terminated on the date set forth in such notice, provided such date shall be no more than fifteen (15) days from the date of the notice. If the Tenant or anyone claiming under the Tenant shall remain in possession of the Premises or any part thereof after expiration of the term of this Agreement, or any extension thereof, without any agreement in writing between the Landlord and the Tenant with respect thereto, such possession shall be deemed a month to month tenancy under all terms, covenants and conditions of this Agreement except that such tenancy may be terminated upon thirty (30) days written notice from one party to the other.

At any time and from time to time during the term of this Lease during normal business hours and whether or not Tenant is in default hereunder, the Tenant may remove any or all of the Tenant's property from the Premises. Upon the expiration or earlier termination of this Lease, the Tenant will remove all of its property from the Premises; if within ten (10) days after such expiration or termination, Tenant shall not have removed its property it shall be deemed abandoned by Tenant. During such ten (10) day period Tenant shall pay to Landlord rent. Tenant shall pay the reasonable costs to repair any damage caused to the Premises or to the Building by the removal of Tenant's property. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant paying the rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises demised hereby.

The Tenant shall, at the expiration of the Term of this Lease, peaceably yield up to the Landlord the Premises and all additions made upon the same by the Landlord, in as good repair as at the commencement of the Term, damage by fire or other casualty, reasonable wear and tear and any damage that is not the responsibility of Tenant hereunder excepted.

                              ARTICLE 14. NOTICES

All notices, demands, and requests, hereunder shall be sent in writing by certified or registered mail, return receipt requested, postage prepaid as follows:

Landlord to Tenant:

Jim Robbins, Manager
Northern California Administration
Digital Equipment Corporation
800 El Camino Real
Mountain View, California

with a copy to:

Manager, U.S. Property Development
2352 Main Street
Concord, Massachusetts  01742

Tenant to Landlord:

Hare, Brewer & Kelley, Inc.
Property Management Department
305 Lytton Avenue
Palo Alto, CA  94301

with a copy to:

Richard Kelley
C/O Hare, Brewer & Kelley, Inc.

                       ARTICLE 15. HAZARDOUS SUBSTANCES

     (a)  "HAZARDOUS SUBSTANCE" means any substance, waste or material which is
          ---------------------
deemed hazardous, toxic, a pollutant or contaminant, under any federal, state or local statute, law, ordinance, rule regulation, or judicial or administrative order or decision, now or hereafter in effect.

"HAZARDOUS SUBSTANCE ON THE PREMISES" means any hazardous substance present in
-------------------------------------
or on the Premises including, without limitation, in or on the surface or beneath the Premises, the surface water or under ground water, and in or on any improvement or part thereof at or beneath the surface of the Premises.


"APPLICABLE LAW" shall mean all federal, state and local statutes, laws,
----------------
ordinances, rules and regulations and judicial and administrative orders, rulings and decisions that are applicable now or in the future to the Premises or any portion thereof or to any activity which shall take place thereon.

"PREMISES" for purposes of this Article 15 only, Premises includes the Building,
 --------
other improvements and the Land on which they are located.

     (b) Landlord has never generated, stored, disposed of or otherwise handled any Hazardous Substance on the Premises in any fashion contrary to Applicable Law and Landlord shall not generate, store, dispose of or otherwise handle any Hazardous Substance on the Premises in any fashion contrary to Applicable Law. Landlord is, to the best of its knowledge, not aware of the generation, storage, disposal or other handling of any Hazardous Substance on the Premises by anyone else in any fashion contrary to Applicable Law. Landlord also is, to the best of its knowledge, not aware of the presence of any Hazardous Substance on the Premises which may require remedial action under Applicable Law or may pose a threat to human health or the environment. Landlord hereby grants Tenant the right to perform environmental testing at the Premises throughout the term of this Lease including but not limited to removal and analysis of ground water, surface water and soil, which testing shall be performed by a company mutually acceptable to both parties. Tenant shall restore any areas on the Premises affected by such testing to the grade which existed immediately prior to such testing.

     (c) Landlord is not aware of any underground storage tanks on the Premises and is not aware of any asbestos currently located at the Premises.

     (d) There are no transformers or other equipment on the Premises which contain PCBs, and Landlord shall not bring any such equipment onto the Premises during the term of this Lease.

     (e) Landlord shall defend, indemnify and hold harmless Tenant from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, and clean-up costs, resulting from the presence of any Hazardous Substance on the Premises, or arising out of the generation, storage, treatment, handling, transportation, disposal or release, other than by Tenant, of any Hazardous Substance at or near the Premises, or arising out of any violation(s) other than by Tenant, of any Applicable Law regarding Hazardous Substances.

In the event Landlord breaches any of the representations or warranties listed above or in the event any such representation or warranty proves to be false or in the event there is the presence of any Hazardous Substance on the Premises providing such presence is not the result of Tenant's breach of its covenants in this Paragraph, then in each of the foregoing instances, Tenant shall have the additional right, at its option and in addition to any other right hereunder or at law or in equity, to terminate this Lease without liability therefor.

     (f) Tenant's Guaranties/Reps: Tenant shall not generate, store, dispose of or otherwise handle any Hazardous Substance on the Premises in any fashion contrary to Applicable Law.

Landlord will not create or permit to be created or if created, to remain in effect as a result of work done for or materials supplied to Landlord in or for the Premises or for the Building or Land and/or other improvements, including any work being performed by Landlord on behalf of Tenant, and Landlord will discharge or will bond , any such lien, encumbrance, or charge arising therefrom which may be a lien or encumbrance upon the Premises, Building or Land.

                           ARTICLE 16. MISCELLANEOUS

Landlord represents and warrants to Tenant that it is the owner of the Premises, the Building and the Land and has full power and authority to enter into and perform under this Lease. Landlord further represents and warrants that all requisite approvals and consents have been obtained for the execution and delivery of and performance by Landlord hereunder.

Tenant hereby agrees to pay Hare, Brewer, & Kelley upon execution of this Lease Agreement the lump sum payment of Ten Thousand Dollars and no cents ($10,000.00) as consideration for costs associated with the existing tenant in these premises vacating said premises by the commencement date of this Lease Agreement. Hare, Brewer & Kelley, Inc. hereby agrees to analyze the costs of its move including the costs of furniture movers, telephone charges and computer move and hook up and to rebate any excess over cost and beneath the $10,000.00 to Digital.

DIGITAL EQUIPMENT CORPORATION

BY: /s/ Edward B. Reiss
   ---------------------------
Edward B. Reiss, Manager
U.S. Property Manager

This Lease is agreed to and accepted this 6 day of April, 1990.

/s/ Richard R. Kelley, Jr.
----------------------------
Richard Kelley

/s/ Charles Hangar
----------------------------
Charles Hangar

[SIGNATURE APPEARS HERE]
----------------------------
Hare, Brewer, & Kelley, Inc.

                             FIRST LEASE AMENDMENT

THIS AMENDMENT is made this 10 day of October, 1990 by and between RICHARD KELLEY, CHARLES HANGAR AND HARE, BREWER, & KELLEY, INC., a California Limited Partnership ("Landlord") and DIGITAL EQUIPMENT CORPORATION, a Massachusetts Corporation ("Tenant").

                                  WITNESSETH

Landlord and Tenant are parties to a OFFICE SPACE LEASE dated April 6, 1990 ("Lease") which leases property in the building commonly known as 335 Bryant Street, Palo Alto, California ("Premises"). Landlord and Tenant hereby agree that the Lease shall be amended in consideration of the mutual covenants set forth hereinafter and in accordance with the terms and conditions set forth herein:

1.  ARTICLE 1. TERM of the Lease is hereby amended to add the following:

         The term of this Lease shall be extended from October 6, 1990 and shall now expire on October 31, 1990.

2.  ARTICLE 4. RENT is hereby amended to add the following:

         The extended term from October 7, 1990 to October 31, 1990 shall be at no monthly rent as defined in this Article. If Landlord and Tenant do not enter into a long-term lease of the Premises on or before March 1, 1994, Tenant shall pay rent for such period at the rate provided in the Lease.

All other terms and conditions of the Lease shall remain in full force and effect.

In Witness hereof, the parties hereto have set their hands to this Amendment as of the day and date first above written.

LANDLORD:                             TENANT:
RICHARD KELLEY, CHARLES HANGAR        DIGITAL EQUIPMENT CORPROATION,
HARE, BREWER & KELLEY, INC.         a Massachusetts Corporation
Tenants-in-Common


By: /s/ Richard Kelley          By: /s/ Don Sliwinski
   -------------------             ------------------
   Richard Kelley                  Don Sliwinski
                                            Property Development
By: /s/ Charles Hangar                      Manager
   -------------------
   Charles Hangar

By: [SIGNATURE APPEARS HERE]
   -------------------------
   Hare, Brewer & Kelley, Inc.

                            SECOND LEASE AMENDMENT

           THIS AMENDMENT is made this 14 day of November, 1990 by and between RICHARD KELLEY, CHARLES HANGAR AND HARE, BREWER, & KELLEY, INC., a California Partnership ("Landlord") and DIGITAL EQUIPMENT CORPORATION, a Massachusetts Corporation ("Tenant").

                                  WITNESSETH

           Landlord and Tenant are parties to a OFFICE SPACE LEASE dated
           April 6, 1990 ("Lease"), and a FIRST LEASE AMENDMENT dated
           October 10, 1990, which leases property in the building commonly known as 335 Bryant Street, Palo Alto, California ("Premises"). Landlord and Tenant hereby agree that the Lease shall be amended in consideration of the mutual covenants set forth hereinafter and in accordance with the terms and conditions set forth herein:

           1. ARTICLE 1. TERM of the Lease is hereby amended to add the following:
                     The term of this Lease shall be extended from November 1, 1990 and shall now expire on November 30, 1990.

           2.  ARTICLE 4. RENT is hereby amended to add the following:

                     The extended term from November 1, 1990 to November 30, 1990 shall be at the monthly rent of Seventeen Thousand Six Hundred Ninety-Four and 60/100 Dollars ($17,694.60) as defined in this Article.

           All other terms and conditions of the Lease shall remain in full force and effect.

           In Witness hereof, the parties hereto have set their hands to this Amendment as of the day and date first above written.

           LANDLORD:                            TENANT:
           RICHARD KELLEY, CHARLES HANGAR,      DIGITAL EQUIPMENT CORPORATION,
           HARE, BREWER & KELLEY, INC.          a Massachusetts Corporation
           a California Limited Partnership

           By: /s/ Richard R. Kelley, Jr.       By: /s/ Don Sliwinski
              -------------------------------      -----------------------------
              Richard Kelley                       Don Sliwinski
                                                   Property Development
                                                   Manager

           By: /s/ Charles Hangar
              -------------------------------
              Charles Hangar


           By: /s/ Hare Brewer & Kelley, Inc.
              -------------------------------
              Hare Brewer & Kelley, Inc.

                                   EXHIBIT E
                                   ---------

           SUBORDINATION, RECOGNITION, AND NON-DISTURBANCE AGREEMENT
           ---------------------------------------------------------
                                  (Mortgagee)

Date:

Lender:

Lender's Address:



Landlord:

Landlord's Address:


Tenant:                         Digital Equipment Corporation, a
                                Massachusetts corporation

Tenant's Address:               Digital Equipment Corporation
                                ______________________________
                                ______________________________
                                Attention:  [Name of U.S. Area Attorney
                                with Real Estate Responsibility]

Property:                       [Street Address of property subject to the
                                Mortgage]

Mortgage:                       A deed of trust from Landlord to
                                _____________ ("Trustee") for the benefit of Lender encumbering the Property dated
                                ____________, 19__, and recorded with
                                _________________ in Book __________,
                                Page ______, together with any extensions, replacements, amendments or consolidations thereof

Premises:                       [Description of the leased premises making
                                reference to the Property]

Lease: A lease of the Premises from Landlord to Tenant dated _____________, 19__, together with any extensions, renewals,
                                replacements or amendments thereof

     In consideration of the mutual covenants and agreements made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Tenant agree:

     1.  Subordination. The Lease, including all rights to purchase the Property
         -------------
which are contained therein, is subject and subordinate to the Mortgage and to all advances now or hereafter made thereunder, with the same force and effect as if the Mortgage had been executed, delivered, recorded, and all advances had been made thereunder, prior to execution and delivery of the Lease.

     2.  Non-disturbance. Provided Tenant is not then in default under the Lease
         ---------------
beyond all applicable periods of grace or cure thereunder (so as to entitle Landlord to exercise its rights and remedies under the Lease):

         (a) the Lease shall not be terminated and shall continue in full force and effect and Tenant's possession of the Premises shall not be disturbed;

         (b) in the event Lender forecloses the Mortgage, exercises its rights to sell the Property at a trustee's sale, accepts a deed in lieu thereof, or enters into possession or collects rent from the tenants of the Property, Lender will not name Tenant as a party in any action or proceeding with respect to the Mortgage, whether to foreclose the Mortgage or to exercise any of its other rights under the Mortgage, under the note, bond, or any other document secured thereby, or under law; and

         (c) Tenant's rights under the Lease, including all rights to purchase the Property which are contained therein, will not be impaired by any sale of the property pursuant to foreclosure, trustee's sale or otherwise.

     3.  Attornment and Recognition. If Lender succeeds to the rights of
         --------------------------
Landlord under the Lease, whether because Lender acquires the Property at a foreclosure or trustee's sale or accepts a deed in lieu thereof, Tenant will attorn to and recognize and be bound to Lender as landlord under the Lease, and Lender will accept such attornment and recognition, for the unexpired term of the Lease, subject to all of the terms of the Lease, including without limitation, all rights and options to extend the Term and to purchase the Property, and the Lease shall continue in full force and effect, without the necessity of executing any new document, as a direct lease between Tenant and Lender.

     4.  Consent. Lender hereby confirms its approval of and consent to the
         -------
Lease.

     5. Restoration. All condemnation awards and insurance proceeds paid or
        -----------
payable with respect to the Premises and the Property and received by Lender shall be applied to the repair and restoration of the Premises and the Property, whether by Landlord or Tenant, unless the Lease is terminated pursuant to the terms thereof.

     6. Tenant's Personal Property. Lender hereby agrees that Tenant's Personal
        --------------------------
Property, as such term is defined in the Lease, however installed in or affixed to the Premises, shall at all times remain the property of Tenant and may be removed by Tenant at any time and from time to time. In no event, including without limitation, default under the Lease or Mortgage, shall Lender have any lien, right or claim in Tenant's Personal Property. Lender expressly waives all rights of levy, distraint, or execution with respect to Tenant's Personal Property.

     7. Notice of Default. Notwithstanding any provision of the Lease to the
        -----------------
contrary, no notice by Tenant to Landlord of any default by Landlord, if the default is of such a nature as to give Tenant a right to terminated the Lease, shall be effective against Lender unless and until Tenant gives Lender written notice of such default.

     8. Successors and Assigns. The term "Lender", as used herein, unless the
        ----------------------
context requires otherwise, shall include the successors and assigns of Lender and any persons or entity which shall become the owner of the Property by reason of a foreclosure or trustee's sale under the Mortgage or an acceptance of a deed or an assignment in lieu of foreclosure or otherwise. The term "Tenant" as used herein shall include its successors and assigns.

     9. Notices. All notices given hereunder shall be in writing and shall be
        -------
delivered in hand, by recognized overnight courier, or by depositing with the United States Postal Service, postage prepaid, certified or registered mail, return receipt requested. All such communications shall be addressed to Tenant and Lender at their addresses appearing on the first page hereof, or to such other address or addresses as the parties may from time to time specify by notice so given. Notices shall be deemed received:

        (a) if delivered by hand, when actually received, as evidenced by a signed receipt;

        (b) if sent by recognized overnight courier, the next Business Day; and

        (c) if sent by the United States Postal Service, on the earlier of (i) the third business day following the mailing thereof, or (ii) the business day it is received.

     10.  Governing Law. This Agreement shall be governed by and interpreted in
          -------------
accordance with the laws of the state of California.

     11.  Changes in Writing. This Agreement may not be changed, waived, or
          ------------------
terminated except in a writing signed by the party against whom enforcement of the change, waiver, or termination is sought.

     12.  Partial Invalidity.  If any provision of this Agreement shall be
          ------------------
determined to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each covenant and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          Executed as of the date first above written.

LENDER:
                                     By:
                                        -------------------------------------
                                        Name :
                                               ------------------------------

                                        Title:
                                              -------------------------------

TENANT:
                                     By:
                                        -------------------------------------
                                        Name :
                                              -------------------------------

                                        Title:
                                              -------------------------------

              [ADD ACKNOWLEDGEMENTS IN LOCAL FORM FOR ALL PARTIES]

                                   EXHIBIT F
                                   ---------

                            Permitted Encumbrances

1. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE LEVIED FOR THE FISCAL YEAR 1990 - 1991 WHICH ARE A LIEN NOT YET PAYABLE.

2. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

3.      AN AGREEMENT ON THE TERMS AND CONDITIONS CONTAINED THEREIN,
        FOR:                    PARKING
        DATED:                  NONE SHOWN
        EXECUTED BY:            CITY OF PALO ALTO, A MUNICIPAL CORPORATION AND
                                RICHARD KELLEY JR.
        RECORDED:               OCTOBER 3, 1979, BOOK E843, OFFICIAL RECORDS.
                                PAGE 168
        SERIES NO.:             NONE SHOWN

4. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE AMOUNT SHOWN BELOW, AND ANY OTHER OBLIGATIONS SECURED THEREBY:
        AMOUNT:                 $1,200,000.00
        DATED:                  JULY 2, 1986
        TRUSTOR:                CHARLES E. HANGER AND FAYE E. HANGER AND RICHARD
                                R. KELLEY, JR., AND HARE, BREWER & KELLEY, INC.,
                                A CALIFORNIA CORPORATION
        TRUSTEE:                GATEWAY MORTGAGE CORPORATION, A CALIFORNIA
                                CORPORATION
        BENEFICIARY:            FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A
                                CORPORATION
        RECORDED:               AUGUST 7, 1986, OFFICIAL RECORDS
        SERIES NO.:             8892533
        LOAN NO.:               21-02-2011298 JK
        TYPE LOAN:              NONE SHOWN
        ADDRESS:                600 NORTH BRAND BLVD., GLENDALE, CA

        AN ASSIGNMENT
        ASSIGNED TO:            FIDELITY FEDERAL SAVINGS AND LOAN ASSOCIATION, A
                                CORPORATION
        RECORDED:               AUGUST 7, 1986, BOOK J796, OFFICIAL RECORDS
                                PAGE 1010
        SERIES NO.:             8892534
        OF CERTAIN OF THE LESSOR'S INTEREST UNDER LEASES REFERRED TO THEREIN, WHICH ASSIGNMENT RECITES, AMONG OTHER THINGS, THAT IT IS GIVEN AS ADDITIONAL SECURITY FOR THE DEED OF TRUST.

5. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE AMOUNT SHOWN BELOW, AND ANY OTHER OBLIGATIONS SECURED THEREBY:
        AMOUNT:          $50,000
        DATED:           APRIL 14, 1988
        TRUSTOR:         HARE, BREWER & KELLEY, INC.
        TRUSTEE:         FIRST AMERICAN TITLE INSURANCE COMPANY, A CALIFORNIA
                         CORPORATION
        BENEFICIARY:     NORA R. MIELKE
        RECORDED:        MAY 26, 1988, BOOK K549, OFFICIAL RECORDS
                         PAGE 292
        SERIES NO.:      9705785
        LOAN NO.:        NONE SHOWN
        TYPE LOAN:       NONE SHOWN
        ADDRESS:         305 LYTTON AVENUE, PALO ALTO, CA

6.      AN ATTACHMENT ISSUED BY THE COURT AS SET OUT BELOW.
        PLAINTIFF:       EARL WATKINS
        DEFENDANT:       HARE, BREWER & KELLEY, A CALIFORNIA CORPORATION
        COUNTY:          SANTA CLARA
        COURT:           SUPERIOR COURT
        CASE NO:         699084
        RECORDED:        JUNE 1, 1990, BOOK L374, OFFICIAL RECORDS
                         PAGE 2058
        SERIES NO.:      10542961

        ATTORNEY FOR PLAINTIFF: LINDA HENDRIX MCPHARLIN, MCPHARLIN & MAUL, 50 WEST SAN FERNANDO ST., SUITE 810, SAN JOSE, CA 95113. (408) 293-1900

7.      AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER
        AMOUNTS DUE.
        DEBTOR:          HARE, BREWER & KELLEY, INC.
        CREDITOR:        EARL WATKINS
        DATE ENTERED:    JUNE 19, 1990
        COUNTY:          SANTA CLARA
        COURT:           SUPERIOR COURT OF SANTA CLARA COUNTY
        CASE NO.         699084
        AMOUNT:          $160,699.84
        RECORDED:        JUNE 20, 1990, BOOK L393, OFFICIAL RECORDS
                         PAGE 1053
        SERIES NO.:      10563618

        ATTORNEY FOR JUDGEMENT CREDITOR: LINDA HENDRIX MCPHARLIN, MCPHARLIN & MAHL, 50 W. SAN FERNANDO, STE. 810, SAN JOSE, CA 95113

        AN ATTACHMENT ISSUED OUT OF SAID ACTION WAS
        RECORDED:        JUNE 1, 1990, BOOK L374, OFFICIAL RECORDS
                         PAGE 2058
        SERIES NO.:      10542961

        AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER AMOUNTS DUE.
        DEBTOR:                 HARE, BREWER & KELLEY, INC.
        CREDITOR:               PENTAGON APARTMENTS
        DATE ENTERED:           MAY 30, 1990
        COUNTY:                 SAN MATEO
        COURT:                  SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN
                                MATEO
        CASE NO.                348187
        AMOUNT:                 $54,235.61
        RECORDED:               JUNE 18, 1990, BOOK L390, OFFICIAL RECORDS
                                PAGE 197
        SERIES NO.:             10559712

        ATTORNEY FOR JUDGEMENT CREDITOR: DOUGLAS W. HOLT, ESQ., 1450 CHAPIN AVENUE, P.O. BOX 1695, BURLINGAME, CA 94011-1695

9.      AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER
        AMOUNTS DUE.
        DEBTOR:                 HARE, BREWER & KELLEY, INC.
        CREDITOR:               GERI MADORSKY
        DATE ENTERED:           MAY 8, 1990
        COUNTY:                 SANTA CLARA
        COURT:                  SANTA CLARA COUNTY MUNICIPAL COURT
        CASE NO.                FC 90 051191
        AMOUNT:                 $19,172.81
        RECORDED:               JUNE 22, 1990, BOOK L396, OFFICIAL RECORDS
                                PAGE 774
        SERIES NO.:             10566329

        ATTORNEY FOR JUDGEMENT CREDITOR: GLENN H. WECHSLER, BELZER, JACKL, KATZEN, HULCHIY, MURRAY & BALAMUTH, 2033 NORTH MAIN STREET, SUITE 700, WALNUT CREEK, CA 94596

10. AN UNRECORDED LEASE WITH CERTAIN TERMS, COVENANTS, CONDITIONS AND PROVISIONS SET FORTH THEREIN
        LESSOR:                 RICHARD KELLEY
        LESSEE:                 DIGITAL EQUIPMENT CORP.
        DISCLOSED BY:           NOTICE OF NON-RESPONSIBILITY
        RECORDED:               JUNE 26, 1990, BOOK L398, OFFICIAL RECORDS
                                PAGE 1961
        SERIES NO.:             10568894

        THE PRESENT OWNERSHIP OF THE LEASEHOLD CREATED BY SAID LEASE AND OTHER MATTERS AFFECTING THE INTEREST OF THE LESSEE ARE NOT SHOWN HEREIN.

1.      AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER
        AMOUNTS DUE.
        DEBTOR:                HARE, BREWER & KELLEY, INC.
        CREDITOR:              WEST COAST PLUMBING PROFIT SHARING PLAN
        DATE ENTERED:          MAY 30, 1990
        COUNTY:                SAN MATEO
        COURT:                 SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN MATEO
        CASE NO.               348194
        AMOUNT:                $96,245.39
        RECORDED:              JUNE 28, 1990, BOOK L402, OFFICIAL RECORDS
                               PAGE 224
        SERIES NO.:            10572053

        ATTORNEY FOR JUDGEMENT CREDITOR: DOUGLAS W. HOLT, ESQ., 1450 CHAPIN AVENUE, P.O. BOX 1695, BURLINGAME, CA 94011-1695

2.      AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER
        AMOUNTS DUE.
        DEBTOR:                HARE, BREWER & KELLEY, INC.
        CREDITOR:              PENINSULA AIR CONDITIONING, INC.
        DATE ENTERED:          JUNE 21, 1990
        COUNTY:                SAN MATEO
        COURT:                 SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN MATEO
        CASE NO.               348722
        AMOUNT                 $39,697.78
        RECORDED:              JULY 17, 1990, BOOK L419, OFFICIAL RECORDS
                               PAGE 1383
        SERIES NO.:            10590857

        ATTORNEY FOR JUDGEMENT CREDITOR: DENNIS JOHN DURKIN, BURLIN, DURKIN & WHITE, P.O. BOX 1177, REDWOOD CITY, CA 94064

3.      AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER
        AMOUNTS DUE.
        DEBTOR:                HARE, BREWER & KELLEY, INC., RYLAND KELLEY AND
                               WILLIAM K. KELLEY
        CREDITOR:              S. DAVID NORMAN, AVA E. NORMAN AND RUSSELL NORMAN
        DATE ENTERED:          JULY 18, 1990
        COUNTY:                SANTA CLARA
        COURT:                 MUNICIPAL COURT, SUNNYVALE FACILITY
        CASE NO.               EC 90 050542
        AMOUNT:                $18,495.53
        RECORDED:              JULY 26, 1990, BOOK L430, OFFICIAL RECORDS
                               PAGE 0702
        SERIES NO.:            10603097

        ATTORNEY FOR JUDGEMENT CREDITOR: STEVEN D. HOFFMAN, ESQ., 20370 TOWN CENTER LANE, SUITE 100, CUPERTINO, CA 95014

                                      4.

14.   AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER AMOUNTS
      DUE.
      DEBTOR:           HARE, BREWER & KELLEY, INC.
      CREDITOR:         IRENE R. CHERNISS
      DATE ENTERED:     AUGUST 3, 1990
      COUNTY:           SAN FRANCISCO
      COURT:            SAN FRANCISCO MUNICIPAL COURT
      CASE NO.          041 116
      AMOUNT:           $23,236.00
      RECORDED:         AUGUST 9, 1990, BOOK L444, OFFICIAL RECORDS
                        PAGE 0651
      SERIES NO.:       10617963

      ATTORNEY FOR JUDGEMENT CREDITOR; LAWRENCE M. PINES, ESQ., ONE POST ST., SUITE 2100, SAN FRANCISCO, CA 94104-5200

15.   AN ABSTRACT OF JUDGEMENT FOR THE AMOUNT SHOWN BELOW AND ANY OTHER AMOUNTS
      DUE.
      DEBTOR:           HARE, BREWER & KELLEY, INC.
      CREDITOR:         PAUL S. HEATH
      DATE ENTERED:     JULY 3, 1990
      COUNTY:           SANTA CLARA
      COURT:            SUPERIOR COURT OF CALIFORNIA
      CASE NO.          598613
      AMOUNT:           $87,882.40
      RECORDED:         AUGUST 22, 1990, BOOK L457, OFFICIAL RECORDS
                        PAGE 0203
      SERIES NO.:       10632150

      ATTORNEY FOR JUDGEMENT CREDITOR: LEONARD J. SIEGAL, ESQ, ATKINSON-FARASYN, 660 WEST DANA ST., P.O. BOX 279, MOUNTAIN VIEW, CA 94042.
      (415) 967-69411

                                   EXHIBIT G
                                   ---------

                          TENANT'S PERSONAL PROPERTY
                          --------------------------

     All of Tenant's furniture, furnishings, equipment, fixtures trade fixtures, and personal property of every kind from time to time in or upon the Demised Premises, however or whether or not affixed or installed thereto, including, without limitation:

Free-standing HVAC units, including condensers
All cafeteria equipment, including dishwashers, sinks, walk-in freezers, refrigerators, ovens, grills, etc.
Plug-in type lights
Telephone equipment
Paging equipment
Buss duct
Cable tray
Motor generator system
Security equipment (cardreaders, cameras, monitors, etc.)
Vending machines
Halon systems
Computer room raised flooring
De-mountable partitions and ethernet components
Humidifier systems
White marker boards
Lobby receptionist desk
Copy/coffee center millwork

                                   EXHIBIT H
                                   ---------

Recording requested by,       )
and when recorded return to:  )
                              )
Harry L. Fox                  )
Aufmuth, Fox & Baigent        )
314 Lytton Ave, Suite 200     )
Palo Alto, CA 94301           )
                              )
                              )
--------------------------------------------------------------------------------

                   MEMORANDUM OF LEASE WITH PURCHASE OPTION

     This memorandum of Lease with Purchase Option is made ______________, 1990, by Richard R. Kelley, Jr., Charles E. Hanger and Faye E. Hanger, and Hare, Brewer & Kelley, Inc. (collectively, "Landlord"), who agrees as follows:

     1.   Term and Premises.  Landlord leases to Digital Equipment Corporation,
          -----------------
a Massachusetts corporation ("Tenant") the real property located in the City of Palo Alto, Santa Clara County, California, described in Exhibit A attached to this memorandum of lease (the "Property"), for a term of twelve (12) years, commencing December 1, 1990, which term is subject to extension by Tenant, for up to two (2) consecutive additional terms of five (5) years each, on the terms and provisions of the Lease between the parties dated November _____, 1990 (the "Lease"). The terms and provisions of the Lease are incorporated into this Memorandum of Lease with Purchase Option by reference.

     2.   Tenant's Right of First Refusal.  Reference is made to Article XXIX,
          -------------------------------
paragraph 1 of the Lease, in which Landlord grants Tenant a right of first refusal to acquire the Property. That paragraph provides, among other terms, that if Landlord desire to sell the Property or has received an offer to purchase the Property, Landlord must first offer to sell the Property to Tenant on the same terms as have been offered to Landlord or on the terms under which Landlord is prepared to sell the Property, and that Tenant shall have twenty
(20) business days to accept or reject Landlord's offer.

     3.   Tenant's Option to Purchase Property.  Reference is made to Article
          ------------------------------------
XXIX, paragraph 2 of the Lease, in which Landlord grants to Tenant an option to purchase the Property, provided the option is exercised on or before November 30, 1999. That paragraph provides, among other terms, that the conveyance of the Property to Tenant upon exercise of the purchase option shall be free and clear of all encumbrances unless expressly consented to by Tenant or otherwise permitted pursuant to the Lease.

     4.   Purpose of Memorandum of Lease. This memorandum of lease is prepared
          ------------------------------
for the purpose of recordation, and it in no way modifies the provisions of the Lease.

                                       LANDLORD


                                       -------------------------------
                                       Richard R. Kelley, Jr.


                                       -------------------------------
                                       Charles E. Hanger


                                       -------------------------------
                                       Faye E. Hanger


                                       Hare, Brewer & Kelley, Inc.

                                       By:
                                          ----------------------------

                                          Its:
                                              ------------------------

State of California    )
                       ) ss.
County of Santa Clara  )

On _________________, 1990, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard R. Kelley, Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument, and acknowledged to me that he executed the same.

WITNESS my hand and official seal.

----------------------------------

State of California   )
                      ) SS.
County of Santa Clara )

On ____________, 1990, before me, the undersigned, a Notary Public in and for said State, personally appeared Charles E. Hanger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument, and acknowledged to me that he executed the same.

WITNESS my hand and official seal.

___________________________________




State of California   )
                      ) SS.
County of Santa Clara )

On ____________, 1990, before me, the undersigned, a Notary Public in and for said State, personally appeared Faye E. Hanger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument, and acknowledged to me that he executed the same.

WITNESS my hand and official seal.

___________________________________




STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF ___________ )

     On this___ day of ____________, before me a Notary Public for the State of California, personally appeared - ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as _____________________ on behalf of the corporation therein named and acknowledged to me that the corporation executed it.


                                             ________________________________
                                             Notary Public

                            SECOND LEASE AMENDMENT

THIS AMENDMENT is made this 14 day of November, 1990 by and between RICHARD KELLEY, CHARLES HANGAR and HARE, BREWER, & KELLEY, INC. a California Partnership ("Landlord") and DIGITAL EQUIPMENT CORPORATION, a Massachusetts Corporation ("Tenant").

                                  WITNESSETH

Landlord and Tenant are parties to a OFFICE SPACE LEASE dated April 6, 1990 ("Lease"), and a FIRST LEASE AMENDMENT dated October 10, 1990, which leases property in the building commonly known as 335 Bryant Street, Palo Alto California ("Premises"). Landlord and Tenant hereby agree that the Lease shall be amended in consideration of the mutual covenants set forth hereinafter and in accordance with the terms and conditions set forth herein:

1.  ARTICLE 1. TERM of the Lease is hereby amended to add the following:

         The term of this lease shall be extended from November 1, 1990 and shall now expire on November 30, 1990.

2.  ARTICLE 4. RENT is hereby amended to add the following:

         The extended term from November 1, 1990 to November 30, 1990 shall be at the monthly rent of Seventeen Thousand Six Hundred Ninety-Four and 60/100 Dollars ($17,694.60) as defined in this Article.

All other terms and conditions of the Lease shall remain in full force and effect.

In Witness hereof, the parties hereto have set their hands to this Amendment as of the day and date first above written.

LANDLORD:                                     TENANT:
RICHARD KELLEY, CHARLES HANGAR,               DIGITAL EQUIPMENT CORPORATION,
HARE, BREWER & KELLEY, INC.                   a Massachusetts Corporation
a California Limited Partnership

By: /s/ Richard R. Kelley, Jr.                By: /s/ Don Sliwinski
   --------------------------------              --------------------------
   Richard Kelley                                Don Sliwinski
                                                 Property Development
                                                 Manager

By: /s/ Charles Hangar
   --------------------------------
   Charles Hangar

By: /s/ [SIGNATURE APPEARS HERE]
   --------------------------------
   Hare Brewer & Kelley, Inc.

        AMENDMENT - 335 BRYANT, PALO ALTO

From:   NAME: BEVERLY BELLOWS
        FUNC: WESTERN AREA LAW GROUP
        TEL:  521-3458
                                  [BELLOWS. BEVERLY AT A1WR1FOR AT WR1FOR @WRO]
To:     WILLIAMSAM @COMET @VMSMAIL



   Amelia,

   Attached is an Amendment to extend the 6 months lease for 335 Bryant in Palo Alto until the end of October. I drafted this at the request of John Brady and Molly Brennan. The time is needed to finalize the acquisition of the building.

   Consider this memo approval for Don to sign the Amendment. Then please FAX a signed copy of the Amendment to John Brady at FAX number, 408.554.0704. John will get the Landlords' signature.

   Please note that the extension is at no monthly rent cost.

   Regards,

                                   EXHIBIT D


                            CONSENT TO SUBLEASE AND
                     RECOGNITION AND ATTORNMENT AGREEMENT


      THIS RECOGNITION AND ATTORNMENT AGREEMENT (this "Agreement" is made as of __________ 1996, by and between by and between Digital Equipment Corporation ("DEC"), TIBCO Inc., a Delaware corporation ("Sublessor") and Artemis Research, a California corporation ("Sublessee").

      A. DEC is the tenant under a certain Amended and Restated Lease ("Original Lease" from Richard R. Kelley, Jr., Charles E. Hangar and Faye
E. Hangar, and Harry L. Fox (as successor-in-interest to Hare, Brewer and
Kelly, Inc.) ("Landlord") executed November 26, 1990, which Original Lease, was amended by First Amendment to Amended and Restated Lease ("First Amendment") (such Original Lease, as amended by the First Amendment is referred to hereafter as the "Prime Lease") and DEC is the sublandlord and Sublessor is the subtenant under a certain Sublease dated February 17, 1995 (the "Prime Sublease"). The premises leased under the Prime Lease and subleased under the Prime Sublease are the land, with the building and improvements thereon, at 335 Bryant Street, Palo Alto, California, 94301 (as more particularly described in the Prime Lease, the "Premises").

      B. Sublessor has entered into or is entering into a sublease of the Premises (the "Sublease") with Sublessee.

                                   AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DEC, Sublessor and Sublessee hereby agree as follows:

      1. Subject to the following provisions of this Agreement, DEC hereby consents to Sublessor's sublease of the Premises to Sublessee pursuant to the Sublease. Without limitation of the foregoing, DEC consents to the use of the Premises for general office use, network operations, research and development and any other use permitted under the Prime Lease.

      2.  The Sublease is subject and subordinate to the Prime Sublease.

      3. DEC agrees to give Sublessee written notice of the occurrence of any default by Sublessor under the Prime Sublease and to accept as a cure of such default, any cure by Sublessee of such default within the applicable cure period provided for in the Prime Sublease, which cure period, for purposes hereof, shall commence on the date of delivery to Sublessee of the notice of default.

     4. If the Prime Sublease is surrendered to DEC or if the Prime Sublease is terminated as a result of a default by the Sublessor that by its nature is personal to Sublessor and not curable by Sublessee, then DEC agrees that so long as Sublessee is not in default under the Sublease, which default has not been cured or is not in the process of being cured within any applicable grace period provided under the Sublease, the following shall apply:

      (i) Sublessee shall not be evicted, nor shall Sublessee be joined in any eviction or unlawful detainer action or proceeding instituted or taken by DEC; and

      (ii) DEC shall succeed to the interest of Sublessor in the Sublease and Sublessee shall be bound to DEC under all of the terms, covenants and conditions of the Sublease, for the remaining term thereof, with the same force and effect as if DEC were the Sublessor under the Sublease, and Sublessee does hereby agree to attorn to DEC, such attornment to be effective and self operative without the execution of any further instruments on the part of any of the parties to this Agreement, immediately upon DEC succeeding to the interest of Sublessor under the Sublease.

   5. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors, and assigns of the parties hereto.

   6. In the event that any party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, whichever the case may be, shall pay any and all costs and expenses incurred by the other parties in enforcing or establishing their rights hereunder, including court costs and reasonable attorneys' fees.

   7. This Agreement shall not be modifies or amended except by a written instrument executed by all of the parties hereto.

   8. This agreement shall not be nor be deemed to be a consent or waiver or amendment of the Prime Sublease with respect to any other or future transaction, whether similar or dissimilar, and any other or future transaction shall require DEC's written consent, which consent, except as otherwise expressly provided in the Prime Sublease, may be given or withheld in DEC's sole discretion.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                         DIGITAL EQUIPMENT CORPORATION


                                         By
                                           ----------------------------

                                         Print Name
                                                   --------------------
                                         Its
                                            ---------------------------

                                         TIBCO INC.

                                         By
                                           ----------------------------

                                         Print Name
                                                   --------------------
                                         Its
                                            ---------------------------

                                         TENANT

                                         ARTEMIS RESEARCH

                                         By
                                           ----------------------------
                                         Print Name
                                                   --------------------
                                         Its
                                            ---------------------------


                                       3